       AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2010.

                                                             FILE NOS. 033-86642
                                                                       811-08874
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            Pre-Effective Amendment No.                          [ ]

                           Post-Effective Amendment No. 28                       [X]


                                     and/or

                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                  Amendment No. 29                               [X]


                        (Check Appropriate Box or Boxes)

                                  ------------

                          VARIABLE ANNUITY ACCOUNT FOUR
                           (Exact Name of Registrant)

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               (Name of Depositor)

                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
              (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (800) 871-2000


                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)

                                175 WATER STREET
                               NEW YORK, NY 10038
              (Address of Guarantor's Principal Offices) (Zip Code)

        Guarantor's Telephone Number, including Area Code: (212) 770-7000


                             MALLARY L. REZNIK, ESQ.
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)


Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on May 3, 2010 pursuant to paragraph (b) of Rule 485.


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Annuity Account Four of SunAmerica Annuity and Life Assurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT FOUR

                              CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
1.   Cover Page..............................   Cover Page
2.   Definitions.............................   Glossary
3.   Synopsis................................   Highlights; Fee Tables; Portfolio
                                                Expenses; Examples
4.   Condensed Financial Information.........   Appendix - Condensed Financial
                                                Information
5.   General Description of Registrant,
     Depositor and Portfolio Companies.......   The Anchor Advisor Variable Annuity;
                                                Other Information
6.   Deductions..............................   Expenses
7.   General Description of Variable Annuity
     Contracts...............................   The Anchor Advisor Variable Annuity;
                                                Purchasing a Anchor Advisor Variable
                                                Annuity; Investment Options
8.   Annuity Period..........................   Annuity Income Options
9.   Death Benefit...........................   Death Benefits
10.  Purchases and Contract Value............   Purchasing a Variable Annuity
                                                Contract
11.  Redemptions.............................   Access To Your Money
12.  Taxes...................................   Taxes
13.  Legal Proceedings.......................   Legal Proceedings
14.  Table of Contents of Statement of
     Additional Information..................   Table of Contents of  Statement of
                                                Additional Information

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
15.  Cover Page..............................   Cover Page
16.  Table of Contents.......................   Table of Contents
17.  General Information and History.........   The Anchor Advisor Variable Annuity
                                                (P);
                                                Separate Account; General Account
                                                (P);
                                                Investment Options (P);
                                                Other Information (P)
18.  Services................................   Other Information (P)
19.  Purchase of Securities Being Offered....   Purchasing a Anchor Advisor Variable
                                                Annuity (P)
20.  Underwriters............................   Distribution of Contracts
21.  Calculation of Performance Data.........   Performance Data
22.  Annuity Payments........................   Annuity Income Options (P);
                                                Income Payments; Annuity Unit Values
23.  Financial Statements....................   Depositor: Other Information (P);
                                                Financial Statements; Registrant:
                                                Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                              (ANCHOR ADVISOR LOGO)
                                   PROSPECTUS
                                   MAY 1, 2010

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               in connection with
                          VARIABLE ANNUITY ACCOUNT FOUR



This variable annuity has several investment options -- Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in the shares of one of the Underlying Funds listed below. The Underlying Funds are part of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(5), American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Fund, Inc., and SunAmerica Series Trust.



UNDERLYING FUNDS:                                             MANAGED BY:
     Aggressive Growth                                        Wells Capital Management Incorporated
     Alliance Growth                                          AllianceBernstein L.P.
     American Funds Global Growth                             Capital Research and Management Company
     American Funds Growth-Income                             Capital Research and Management Company
     American Funds Growth                                    Capital Research and Management Company
     Asset Allocation                                         Edge Asset Management, Inc.
     Balanced                                                 J.P. Morgan Investment Management Inc.
     Blue Chip Growth                                         SunAmerica Asset Management Corp.
     Capital Appreciation                                     Wellington Management Company, LLP
     Capital Growth                                           OppenheimerFunds, Inc.
     Cash Management                                          BofA Advisors, LLC(2)
     Corporate Bond                                           Federated Investment Management Company
     Davis Venture Value                                      Davis Selected Advisers, L.P.
     "Dogs" of Wall Street(1)                                 SunAmerica Asset Management Corp.
     Equity Opportunities                                     OppenheimerFunds, Inc.
     Foreign Value                                            Templeton Investment Counsel, LLC
     Fundamental Growth                                       Wells Capital Management Incorporated
     Global Bond                                              Goldman Sachs Asset Management International
     Global Equities                                          J.P. Morgan Investment Management Inc.
     Government and Quality Bond                              Wellington Management Company, LLP
     Growth                                                   Wellington Management Company, LLP
     Growth-Income                                            AllianceBernstein L.P.
     Growth Opportunities                                     Invesco Advisers, Inc.(4)
     High-Yield Bond                                          PineBridge Investments LLC(3)
     International Diversified Equities                       Morgan Stanley Investment Management Inc.
     International Growth and Income                          Putnam Investment Management, LLC
     Invesco Van Kampen V.I. Capital Growth Fund, Series II   Invesco Advisers, Inc.
       Shares(5)
     Invesco Van Kampen V.I. Comstock Fund, Series II         Invesco Advisers, Inc.
       Shares(5)
     Invesco Van Kampen V.I. Growth and Income Fund, Series   Invesco Advisers, Inc.
       II Shares(5)
     Lord Abbett Growth and Income                            Lord, Abbett & Co. LLC
     Marsico Focused Growth                                   Marsico Capital Management, LLC
     MFS Massachusetts Investors Trust(1)                     Massachusetts Financial Services Company
     MFS Total Return                                         Massachusetts Financial Services Company
     Mid-Cap Growth                                           J.P. Morgan Investment Management, Inc.
     Natural Resources                                        Wellington Management Company, LLP
     Small & Mid Cap Value                                    AllianceBernstein L.P.
     Technology                                               Columbia Management Investment Advisers, LLC(2)
     Telecom Utility                                          Massachusetts Financial Services Company
     Total Return Bond                                        Pacific Investment Management Company LLC

 (1) "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income. MFS Massachusetts Investors Trust is an equity fund seeking reasonable current income and long-term growth of capital and income.





 (2) On or about May 1, 2010, Bank of America, N.A., the indirect parent of Columbia Management Advisors, LLC ("CMA"), is expected to sell a portion of the asset management business to Ameriprise Financial, Inc. Upon the closing of the transaction, the Technology Variable Portfolio will change investment managers from CMA to RiverSource Investments, LLC ("RiverSource"). RiverSource expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the transaction closing. As part of this transaction, the Cash Management Variable Portfolio's investment adviser, CMA, will also change its name to BofA Advisors, LLC.



 (3) On March 29, 2010, the investment manager of the High-Yield Bond Variable Portfolio was changed from SunAmerica Asset Management Corp. to PineBridge Investments LLC.



 (4) On or about June 1, 2010, the investment manager of the Growth Opportunities Variable Portfolio will change from Morgan Stanley Investment Management Inc. to Invesco Advisers, Inc.



 (5) On or about June 1, 2010, (1) Van Kampen LIT Capital Growth, Class II Shares will be renamed to Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares; (2) Van Kampen LIT Comstock, Class II Shares will be renamed to Invesco Van Kampen V.I. Comstock Fund, Series II Shares (an equity fund seeking capital growth and income); (3) Van Kampen LIT Growth and Income, Class II Shares will be renamed to Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares; (4) the investment manager of these Variable Portfolios will change from Van Kampen Asset Management to Invesco Advisers, Inc.; and (5) the trust for these Variable Portfolios will be changed from Van Kampen Life Investment Trust to AIM Variable Insurance Funds (Invesco Variable Insurance Funds), subject to shareholder and other necessary approvals.


Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2010. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



GLOSSARY..............................................................      3
HIGHLIGHTS............................................................      4
FEE TABLE.............................................................      5
     Maximum Owner Transaction Expenses...............................      5
     Contract Maintenance Fee.........................................      5
     Separate Account Annual Expenses.................................      5
     Underlying Fund Expenses.........................................      5
MAXIMUM AND MINIMUM EXPENSE EXAMPLES..................................      6
THE ANCHOR ADVISOR VARIABLE ANNUITY...................................      7
PURCHASING A VARIABLE ANNUITY.........................................      7
     Allocation of Purchase Payments..................................      8
     Accumulation Units...............................................      9
     Right to Examine.................................................      9
     Exchange Offers..................................................      9
     Important Information For Military Servicemembers................      9
INVESTMENT OPTIONS....................................................     10
     Variable Portfolios..............................................     10
          AIM Variable Insurance Funds (Invesco Variable Insurance
                      Funds)..........................................     10
          American Funds Insurance Series.............................     10
          Anchor Series Trust.........................................     10
          Lord Abbett Series Fund, Inc. ..............................     10
          SunAmerica Series Trust.....................................     10
     Substitution, Addition or Deletion of Variable Portfolios........     12
     Fixed Accounts...................................................     12
     Dollar Cost Averaging Fixed Accounts.............................     12
     Dollar Cost Averaging Program....................................     12
     Transfers During the Accumulation Phase..........................     13
     Automatic Asset Rebalancing Program..............................     15
     Voting Rights....................................................     16
ACCESS TO YOUR MONEY..................................................     16
     Systematic Withdrawal Program....................................     16
     Minimum Contract Value...........................................     16
     Qualified Contract Owners........................................     16
DEATH BENEFITS........................................................     17
     Death Benefit Defined Terms......................................     18
     Death Benefit Options............................................     18
     Optional Purchase Payment Accumulation...........................     18
     Optional Maximum Anniversary Value...............................     19
     Optional EstatePlus Benefit......................................     19
     Spousal Continuation.............................................     20
EXPENSES..............................................................     20
     Separate Account Expenses........................................     21
     Underlying Fund Expenses.........................................     21
     Transfer Fee.....................................................     21
     Optional EstatePlus Fees.........................................     21
     Premium Tax......................................................     21
     Income Taxes.....................................................     21
     Reduction or Elimination of Fees, Expenses and Additional Amounts
            Credited..................................................     22
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACTS.............     22
ANNUITY INCOME OPTIONS................................................     23
     Annuity Date.....................................................     23
     Annuity Income Options...........................................     23
     Fixed or Variable Annuity Income Payments........................     24
     Annuity Income Payments..........................................     24
     Transfers During the Income Phase................................     25
     Deferment of Payments............................................     25
TAXES.................................................................     25
     Annuity Contracts in General.....................................     25
     Tax Treatment of Distributions - Non-Qualified Contracts.........     25
     Tax Treatment of Distributions - Qualified Contracts.............     26
     Required Minimum Distributions...................................     28
     Tax Treatment of Death Benefits..................................     28
     Contracts Owned by a Trust or Corporation........................     28
     Gifts, Pledges and/or Assignments of a Contract..................     29
     Diversification and Investor Control.............................     29
OTHER INFORMATION.....................................................     29
     The Distributor..................................................     29
     The Company......................................................     29
     The Separate Account.............................................     31
     The General Account..............................................     31
     Financial Statements.............................................     31
     Administration...................................................     32
     Legal Proceedings................................................     33
     Registration Statements..........................................     33
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION..............     33
APPENDIX A - CONDENSED FINANCIAL INFORMATION..........................    A-1
APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION............    B-1
APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY...........    C-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.


FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

GOOD ORDER - Fully and accurately completed forms applicable to any given transaction or request received by us.

INCOME PHASE - The period beginning on the Annuity Date during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account is divided into Variable Portfolios.

TRUSTS - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Trust, Inc., and SunAmerica Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Anchor Advisor Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. PLEASE SEE RIGHT TO EXAMINE IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. We deduct separate account charges which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are portfolio expenses on amounts invested in the Variable Portfolios, including Rule 12b-1 fees of up to 0.25%. If you elect optional features available under the contract we may charge additional fees for those features. PLEASE SEE THE FEE TABLE, PURCHASING AN ANCHOR ADVISOR VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.


ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.


DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.


ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.


INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone Number: (800) 445-7862. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR STATE SPECIFIC INFORMATION.


THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.(1)

MAXIMUM OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGES.........................  None


TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE..................   None


SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)


Mortality and Expense Risk Charge........   1.37%
Distribution Expense Charge..............   0.15%
Optional EstatePlus Fee(3)...............   0.25%
                                            =====
     TOTAL SEPARATE ACCOUNT ANNUAL
       EXPENSES..........................   1.77%





UNDERLYING FUND EXPENSES

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL UNDERLYING FUND
EXPENSES(2)                         MINIMUM   MAXIMUM
----------------------------        -------   -------
(expenses that are deducted from
  underlying portfolios of the
  Trusts, including management
  fees, other expenses and 12b-1
  fees, if applicable)...........    0.54%     1.41%



FOOTNOTE TO THE FEE TABLE:

(1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE PREMIUM TAX AND STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW.


(2) The maximum expense is for an Underlying Fund of SunAmerica Series Trust, as of its fiscal year ended January 31, 2010. The minimum expense is for an Underlying Fund of American Funds Insurance Series Trust as of its fiscal year ended December 31, 2009.



(3) EstatePlus is an optional earnings enhancement death benefit. If you did not elect the EstatePlus feature, your separate account annual expenses would be 1.52%. EstatePlus is no longer available for election.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.77%, including optional EstatePlus and investment in an Underlying Fund with total expenses of 1.41%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $321       $980      $1,664     $3,485



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:(3)


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $321       $980      $1,664     $3,485





MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual charges of 1.52%, and investment in an Underlying Fund with total expenses of 0.54%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $209       $646      $1,108     $2,390



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $209       $646      $1,108     $2,390



EXPLANATION OF FEE TABLE AND EXPENSE EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various expenses you would incur directly and indirectly by investing in the variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.


2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.



3. The Maximum Expense Examples reflect the highest possible combination of charges. Depending on when you purchased your contract and the feature you elected at that time, you may be subject to lower fees.


    THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

    CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ANCHOR ADVISOR VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.


This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract and build retirement savings. The Income Phase begins when you annuitize your contract and start taking annuity income payments.


The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

This variable annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          PURCHASING A VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The minimum initial Purchase Payment is $10,000 and subsequent amounts of $500 or more may be added to your contract.


We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Purchase Payments. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. The terms creating any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.


NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.

JOINT OWNERSHIP

We allow this contract to be jointly owned. We require that the joint Owners be spouses except in states that allow non-spouses to be joint Owners. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.


Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. Other states allow same-sex partners to marry ("Same-Sex Spouses"). There are also states that require us to issue the contract to non-spousal joint Owners. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. Therefore, the ability of Domestic Partners, Same-Sex Spouses and non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefits, if applicable, that guarantee withdrawals over two lifetimes may be limited by the conflict between certain state and federal laws.


ASSIGNMENT OF THE CONTRACT


You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.


We reserve the right not to recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.

Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:

SunAmerica Annuity
P.O. Box 100330
Pasadena, CA 91189-0330

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

SunAmerica Annuity
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0330

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

ACCUMULATION UNITS


When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.


We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center.

With respect to those contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We offer Underlying Funds of the Anchor Series Trust and SunAmerica Series Trust at least in part because they are managed by SunAmerica Asset Management Corp. ("SAAMCo"), a wholly-owned subsidiary of SunAmerica Annuity.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

During periods of low short-term interest rates, and in part due to contract fees and expenses, the yield of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative yields, your investment in the Cash Management Variable Portfolio will lose value.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.


     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) -- SERIES II SHARES



     Invesco Advisers, Inc. is the investment adviser to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"). On or about June 1, 2010, the investment adviser for the Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares, Invesco Van Kampen V.I. Comstock Fund, Series II Shares and the Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares will change from Van Kampen Asset Management to Invesco Advisers, Inc. In addition, the trust for the Variable Portfolios will be changed from Van Kampen Life Investment Trust to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) subject to shareholder and other necessary approvals.


     AMERICAN FUNDS INSURANCE SERIES - CLASS 2

     Capital Research and Management Company is the investment adviser to American Funds Insurance Series ("AFIS").


     ANCHOR SERIES TRUST - CLASS 1 AND CLASS 2



     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST"). Only Class 2 shares of AST Underlying Funds were available to Owners who purchased their contracts from certain broker dealers between July 9, 2001 and January 10, 2003.


     LORD ABBETT SERIES FUND, INC. - CLASS VC

     Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").


     SUNAMERICA SERIES TRUST - CLASS 1, CLASS 2 AND CLASS 3



     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST"). Only Class 2 shares of SAST Underlying Funds were available to Owners who purchased their contracts from certain broker dealers between July 9, 2001 and January 10, 2003, with the exception of the Foreign Value, Marsico Focused Growth and Small & Mid Cap Value Underlying Funds of SAST which are available as Class 3 shares.






           (PLEASE SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

UNDERLYING FUNDS                                  MANAGED BY:                                    TRUST   ASSET CLASS
----------------                                  -----------                                    -----   -----------
Aggressive Growth                                 Wells Capital Management Incorporated          SAST    STOCK
Alliance Growth                                   AllianceBernstein L.P.                         SAST    STOCK
American Funds Global Growth                      Capital Research and Management Company        AFIS    STOCK
American Funds Growth-Income                      Capital Research and Management Company        AFIS    STOCK
American Funds Growth                             Capital Research and Management Company        AFIS    STOCK
Asset Allocation                                  Edge Asset Management, Inc.                    AST     BALANCED
Balanced                                          J.P. Morgan Investment Management Inc.         SAST    BALANCED
Blue Chip Growth                                  SunAmerica Asset Management Corp.              SAST    STOCK
Capital Appreciation                              Wellington Management Company, LLP             AST     STOCK
Capital Growth                                    OppenheimerFunds, Inc.                         SAST    STOCK
Cash Management                                   BofA Advisors, LLC                             SAST    CASH
Corporate Bond                                    Federated Investment Management Company        SAST    BOND
Davis Venture Value                               Davis Selected Advisers, L.P.                  SAST    STOCK
"Dogs" of Wall Street                             SunAmerica Asset Management Corp.              SAST    STOCK
Equity Opportunities                              OppenheimerFunds, Inc.                         SAST    STOCK
Foreign Value                                     Templeton Investment Counsel, LLC              SAST    STOCK
Fundamental Growth                                Wells Capital Management Incorporated          SAST    STOCK
Global Bond                                       Goldman Sachs Asset Management International   SAST    BOND
Global Equities                                   J.P. Morgan Investment Management Inc.         SAST    STOCK
Government and Quality Bond                       Wellington Management Company, LLP             AST     BOND
Growth                                            Wellington Management Company, LLP             AST     STOCK
Growth-Income                                     AllianceBernstein L.P.                         SAST    STOCK
Growth Opportunities                              Invesco Advisers, Inc.                         SAST    STOCK
High-Yield Bond                                   PineBridge Investments LLC                     SAST    BOND
International Diversified Equities                Morgan Stanley Investment Management Inc.      SAST    STOCK
International Growth and Income                   Putnam Investment Management, LLC              SAST    STOCK
Invesco Van Kampen V.I. Capital Growth Fund,      Invesco Advisers, Inc.                         AVIF    STOCK
  Series II Shares
Invesco Van Kampen V.I. Comstock Fund, Series     Invesco Advisers, Inc.                         AVIF    STOCK
  II Shares
Invesco Van Kampen V.I. Growth and Income Fund,   Invesco Advisers, Inc.                         AVIF    STOCK
  Series II Shares
Lord Abbett Growth and Income                     Lord, Abbett & Co. LLC                         LASF    STOCK
Marsico Focused Growth                            Marsico Capital Management, LLC                SAST    STOCK
MFS Massachusetts Investors Trust                 Massachusetts Financial Services Company       SAST    STOCK
MFS Total Return                                  Massachusetts Financial Services Company       SAST    BALANCED
Mid-Cap Growth                                    J.P. Morgan Investment Management, Inc.        SAST    STOCK
Natural Resources                                 Wellington Management Company, LLP             AST     STOCK
Small & Mid Cap Value                             AllianceBernstein L.P.                         SAST    STOCK
Technology                                        Columbia Management Investment Advisers, LLC   SAST    STOCK
Telecom Utility                                   Massachusetts Financial Services Company       SAST    STOCK
Total Return Bond                                 Pacific Investment Management Company LLC      SAST    BOND




YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.SUNAMERICA.COM. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.




FIXED ACCOUNTS



Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.



We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.


There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed

Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH           ACCUMULATION UNIT         UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.sunamerica.com), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by facsimile. All transfer instructions submitted via facsimile must be sent to
(818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 5 transfers in a rolling 6-month look-back period ("6-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 5th transfer in a 6-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 5th transfer in a 6-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12 months from the date of your 5th transfer request ("Standard U.S. Mail Policy").


For example, if you made a transfer on August 16, 2009 and within the previous six months (from February 17, 2009 forward) you made 5 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2009 must be submitted by U.S. Mail (from August 17, 2009 through August 16,
2010).


U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.


Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.


AUTOMATIC ASSET REBALANCING PROGRAM


Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if applicable, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if applicable, resulting from your transfer ("Default Rebalancing Instructions"). For example, your current contract value is allocated 80% in Variable Portfolio A and 20% in Variable Portfolio B. You request a transfer of 50% from Variable Portfolio A to Variable Portfolio C. Then your Default Rebalancing Instructions would be 40% in Variable Portfolio A, 20% in Variable Portfolio B and 40% in Variable Portfolio C. You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.



Automatic Asset Rebalancing typically involves shifting a portion of your money out of investment options which had higher returns into investment options which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.


VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, a signature guarantee is generally required at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $100 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2.

The program is not available to everyone. Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.


We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner/Annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program, if available, described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if he/she has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an annuity income option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program, if available, can allow a Beneficiary to take the death benefit amount in the form of annuity income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution. The contract continues in the original Owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take withdrawals in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the owner's death.

A Beneficiary may withdraw all or a portion of the contract value at any time, name their own Beneficiary to receive any remaining unpaid amount in the contract in the event of their death and make transfers among investment options. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.

OTHER BENEFICIARY CONTINUATION OPTIONS

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death for Non-Qualified contracts or by December 31st of the year containing the fifth anniversary of death for IRAs. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).

Please consult a qualified adviser regarding tax implications of these options and your particular circumstances.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equal total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.


DEATH BENEFIT OPTIONS




The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 81st birthday or date of death. The anniversary value equals the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments since that contract anniversary.




THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS IF YOUR CONTRACT WAS ISSUED BETWEEN OCTOBER 24, 2001 AND APRIL 30, 2009.





OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION



The death benefit is the greatest of:



     1. Contract value; or



     2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of the withdrawal; or



     3. Contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each withdrawal recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.



For Option 1, in the state of Washington, Net Purchase Payments are compounded at 3% annual growth rate regardless of the issue age.

OPTION 2 -- MAXIMUM ANNIVERSARY OPTION



The death benefit is the greatest of:



     1. Contract value; or



     2. Net Purchase Payments; or



     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments since that contract anniversary.



If you are age 90 or older at the time of death and selected the Maximum Anniversary Option, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this Option if:



     -  you are age 81 or older at the time of contract issue; or



     -  you are age 90 or older at the time of your death.



THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS IF YOUR CONTRACT WAS ISSUED BETWEEN FEBRUARY 21, 1997 AND OCTOBER 24, 2001:



OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION



The death benefit is the greater of:



     1. Contract value; or



     2. Total Purchase Payments less withdrawals, compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death; or



     3. Contract value on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death.



OPTION 2 -- MAXIMUM ANNIVERSARY OPTION



The death benefit is the greater of:



     1. Contract value; or



     2. Total Purchase Payments less any withdrawals; or



     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments and less any withdrawals, since that contract anniversary.



If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of option 2 if:



     -  you are age 81 or older at the time of contract issue; or



     -  you are age 90 or older at the time of your death.



THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTION IF YOUR CONTRACT WAS ISSUED PRIOR TO FEBRUARY 21, 1997.



OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION



The death benefit is the greater of:



     1. Contract value; or



     2. Total Purchase Payments less withdrawals, ( and any fees or charges applicable to such withdrawals, compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death; or



     3. Contract value on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals, (and any fees or charges applicable to such withdrawals), since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death.





IF YOU PURCHASED YOUR CONTRACT PRIOR TO MAY 1, 2009, YOU MAY HAVE ELECTED ESTATEPLUS WHICH IS NO LONGER OFFERED.



THE FOLLOWING IS A DESCRIPTION OF THE ESTATEPLUS DEATH BENEFIT, IF ELECTED, FOR CONTRACTS ISSUED BETWEEN MARCH 20, 2001 AND APRIL 30, 2009:


OPTIONAL ESTATEPLUS BENEFIT

EstatePlus, an optional earnings enhancement benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract. This benefit is not available for election in Washington.

The table below applies to contracts issued prior to your 70th birthday:

----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0 - 4                      25% of Earnings         40% of Net Purchase Payments
----------------------------------------------------------------------------------------
 Years 5 - 9                      40% of Earnings         65% of Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 10+                        50% of Earnings         75% of Net Purchase Payments*
----------------------------------------------------------------------------------------




The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years               25% of Earnings         40% of Net Purchase Payments*
----------------------------------------------------------------------------------------


* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.


A Continuing Spouse may continue EstatePlus if they are age 80 or younger on the Continuation Date or terminate the benefit. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. PLEASE SEE SPOUSAL CONTINUATION BELOW.




SPOUSAL CONTINUATION


The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract.


To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original Owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original Owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT

AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The mortality and expense risk charge and distribution expense charge is 1.52% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

12b-1 FEES


Certain Underlying Funds available in this product assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.



There is an annualized 0.25% fee applicable to Series II of the AIM Invesco Insurance Funds (Invesco Variable Insurance Funds), Class 2 shares of the American Funds Insurance Series, and Class 3 shares of SunAmerica Series Trust. This amount is generally used to pay financial intermediaries for services provided over the life of your contract. If you invested in Class 1 shares of Anchor Series Trust or SunAmerica Series Trust, the Underlying Funds are not subject to 12b-1 Fees.



Only Class 2 shares of AST and SAST Underlying Funds were available to Owners who purchased their contracts from certain broker dealers between July 9, 2001 and January 10, 2003, with the exception of the Foreign Value, Marsico Focused Growth and Small & Mid Cap Value Underlying Funds of SAST which are available as Class 3 shares.


The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, PLEASE REFER TO THE TRUST PROSPECTUSES.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year.

OPTIONAL ESTATEPLUS FEE

The annualized fee for the optional EstatePlus benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).


EstatePlus is no longer offered for election.


PREMIUM TAX


Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.


INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           PAYMENTS IN CONNECTION WITH
                          DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.


COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and SunAmerica Capital Services, Inc. ("SACS"), the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 2.50% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually.


The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative may purchase a contract on a basis in which a bonus amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.


We provide a list of selling firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2009 in the Statement of Additional Information which is available upon request.


We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive three kinds of payments described below.

RULE 12b-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds. These fees are deducted directly from the assets of the Underlying Funds. PLEASE SEE EXPENSES ABOVE.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of SunAmerica Annuity, are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers and/or subadvisers access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the subadviser's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may begin the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want annuity income payments to begin and send your request to the Annuity Service Center. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date by sending a written request to the Annuity Service Center, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

We do not pay a death benefit to your Beneficiary once you begin the Income Phase. PLEASE SEE DEATH BENEFITS ABOVE.

Annuity income payments must begin on or before your Latest Annuity Date. If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. PLEASE SEE TAXES BELOW.

ANNUITY INCOME OPTIONS


You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your income option. If you elect to receive annuity income payments but do not select an income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new annuitant election, you may not select an annuity income option based on the life of the Annuitant.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.


ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS BASED ON THE INTERNAL REVENUE TAX CODE, IRS REGULATIONS AND INTERPRETATIONS EXISTING AS OF THE DATE OF THIS PROSPECTUS AND GENERALLY DOES NOT ADDRESS STATE OR LOCAL TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE, NOR DOES IT INCLUDE ALL THE FEDERAL TAX RULES THAT MAY AFFECT YOU AND YOUR CONTRACT. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES FROM A QUALIFIED TAX ADVISOR. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. FEDERAL INCOME TAX TREATMENT OF THE CONTRACT IS SOMETIMES UNCERTAIN AND CONGRESS, THE IRS AND/OR THE COURTS MAY MODIFY TAX LAWS AND TREATMENT RETROACTIVELY. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.



ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.


If you do not purchase your contract under one of a number of types of employer-sponsored retirement plans, or any Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



If you purchase your contract under one of a number of types of employee-sponsored retirement plans, or under an IRA, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and IRAs, Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.


AGGREGATION OF CONTRACTS


All Non-Qualified contracts that are issued by us to you during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.


TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Purchase Payments made prior to August 14, 1982.


On March 30, 2010, the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.



A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange"). We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied.


TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)


Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions, as well as any other after-tax amounts permitted under the employer's plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.


The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.


The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an Owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.



Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with lesser IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.



Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the Code, regulations, IRS pronouncements, and other applicable legal authorities.



On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance permitted the adoption of the written plan, whether in the form of a single document or as a collection of documents, not later than December 31, 2009. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new premium (including contributions, transfers and exchanges) into new or existing 403(b) contracts.



Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules might have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009 or, if later, prior to the transfer, the transfer would be considered a "failed" transfer that is subject to tax, and as such could be a violation of applicable withdrawal limitations. Additional guidance issued by the IRS generally permitted a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer. The IRS may in the future issue new guidance, or revise its existing guidance, regarding corrections of defects in 403(b) plans, including such failed transfers.


In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.


REQUIRED MINIMUM DISTRIBUTIONS


Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions for the year in which you reach age 70 1/2. You can delay taking your first distribution until the following year; however, you must take your distribution on or before April 1 of that same following year. It is important to note that if you choose to delay your first distribution, you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31. However, The Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans. We are not aware of any proposal or legislative or regulatory action to extend this exemption from the minimum distribution requirement for 2010 or later years.



If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.


You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.


The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax adviser.


TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or as annuity income payments. Estate taxes may also apply.


Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could in the future take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.


If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.


CONTRACTS OWNED BY A TRUST OR CORPORATION


A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser. Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for Federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.


GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.


DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.


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                                OTHER INFORMATION
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THE DISTRIBUTOR

SunAmerica Capital Services, Inc. ("SACS"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. SACS, an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and is a member of the Financial Industry Regulatory Authority ("FINRA") formerly known as the National Association of Securities Dealers, Inc. No underwriting fees are retained by SACS in connection with the distribution of the contracts.

THE COMPANY

SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity") is a stock life insurance company organized under the laws of the state of Arizona on January 1, 1996. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. SunAmerica Annuity conducts life insurance and annuity business in the District of Columbia and all states except New York.

For details regarding name changes and redomestication of the Company, PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION.

OWNERSHIP STRUCTURE OF THE COMPANY

SunAmerica Annuity is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation.


American International Group is an international insurance organization with operations in more than 130 countries and jurisdictions. Its activities include commercial, institutional and individual property-casualty, life insurance, and retirement services around the world. In September 2008, American International Group experienced a severe strain on its liquidity that resulted in American International Group, on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). The credit facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.


Pursuant to the terms of the credit facility, effective, March 4, 2009, the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), became the controlling stockholder of American International Group through the issuance of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock"). The change of control does not in any way alter the Company's obligations to you.


Additional details regarding the transactions with the NY Fed, including subsequent modifications to the credit facility, American International Group's participation under the Troubled Assets Relief Program ("TARP") and American International Group's restructuring plans can be found in American International Group's Form 10-K and 10-K/A as well as in the financial statements of the Company and the Separate Account. For information on how to locate these financial statements, SEE FINANCIAL STATEMENTS, BELOW.



In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of American International Group assessed whether American International Group has the ability to continue as a going concern during this period. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of American International Group's management to stabilize American International Group's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of American International Group believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of the plans of American International Group's management could be materially different, or that one or more of the significant judgments or estimates of American International Group's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, American International Group may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about American International Group's ability to continue as a going concern. If American International Group were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.



Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described above is qualified by regulatory filings American International Group files from time to time with the SEC.


OPERATION OF THE COMPANY


The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial products and the relative value of its brand. The financial condition of American International Group and rating downgrades that occurred late in the third quarter of 2008 and American International Group's restructuring plan, and other American International Group-related news also has had an impact on the Company's operations.


The Company is exposed to market risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT


SunAmerica Annuity established Variable Annuity Account Four under California law on November 8, 1994.


The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT


Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.


The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.


GUARANTEE OF INSURANCE OBLIGATIONS


The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor"), a subsidiary of American International Group and an affiliate of the Company. Please see the Statement of Additional Information for more information regarding these arrangements.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.


American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group.


FINANCIAL STATEMENTS


There are four sets of financial statements described below that are important for you to consider. Information about how to obtain these financial statements is also provided below.

THE COMPANY, THE SEPARATE ACCOUNT AND THE GUARANTOR


The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. The financial statements of the Guarantor are provided in relation to its ability to meet its obligations under the Guarantee. PLEASE SEE GUARANTEE OF INSURANCE OBLIGATIONS ABOVE.


AMERICAN INTERNATIONAL GROUP SUPPORT AGREEMENT

American International Group's annual report is incorporated herein by reference and we provide you notice of certain other filings made by American International Group because there is a Support Agreement in place whereby American International Group has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The Support Agreement requires American International Group to make payments solely to the Company and not to the policyholders. A policyholder cannot proceed against American International Group on its own behalf. All actions under the Support Agreement must be brought by the Company, or if the Company fails to assert its rights, in a representative capacity by a policyholder on behalf of the Company.


The consolidated financial statements and financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K, filed on February 26, 2010 and Amended Annual Report on Form 10-K/A, filed on March 31, 2010, of American International Group for the year ended December 31, 2009, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS


The financial statements of the Company, Separate Account and Guarantor are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.


We encourage both existing and prospective contract owners to read and understand the financial statements.

The SEC allows the Company to "incorporate by reference" some of the information American International Group files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus.


American International Group is subject to the informational requirements of the Securities Exchange Act of 1934. American International Group files reports and other information with the SEC to meet those requirements. American International Group files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and American International Group's website at http://www.aig.com.


You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-7862

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS


Along with other companies, SunAmerica Annuity has received subpoenas for information in connection with an ongoing investigation by the Securities & Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. SunAmerica Annuity is also responding to subpoenas concerning the same subject matter sent by or on behalf of various state attorneys general. SunAmerica Annuity is cooperating fully with the investigation. The impact of this matter, if any, on SunAmerica Annuity's financial position cannot be reasonably estimated at this time.


There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, except as noted above, these matters are not material in relation to the financial position of the Company.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, American Home, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. The table of contents of the SAI are listed below.


Separate Account and the Company
General Account
Support Agreement Between the Company and
  American International Group
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue Sharing
  Payments
Distribution of Contracts
Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  INCEPTION    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                     TO           ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
      VARIABLE PORTFOLIOS         12/31/01      12/31/02      12/31/03      12/31/04      12/31/05      12/31/06      12/31/07
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$20.283    (a)$13.648    (a)$10.123    (a)$12.807    (a)$14.731    (a)$15.776    (a)$17.604
                                (b)$17.073    (b)$13.621    (b)$10.078    (b)$12.719    (b)$14.592    (b)$15.589    (b)$17.351
          Ending AUV..........  (a)$13.648    (a)$10.123    (a)$12.807    (a)$14.731    (a)$15.776    (a)$17.604    (a)$17.254
                                (b)$13.621    (b)$10.078    (b)$12.719    (b)$14.592    (b)$15.589    (b)$17.351    (b)$16.964
          Ending Number of
            AUs...............  (a)1,549,152  (a)1,113,813  (a)998,418    (a)918,204    (a)727,670    (a)551,178    (a)472,972
                                (b)2,901      (b)3,336      (b)4,795      (b)4,507      (b)4,781      (b)4,239      (b)3,201

--------------------------------------------------------------------------------------------------------------------------------

AGGRESSIVE GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$15.970    (a)$13.627    (a)$10.092    (a)$12.750    (a)$14.643    (a)$15.658    (a)$17.446
                                (b)$15.970    (b)$13.621    (b)$10.062    (b)$12.680    (b)$14.527    (b)$15.496    (b)$17.221
          Ending AUV..........  (a)$13.627    (a)$10.092    (a)$12.750    (a)$14.643    (a)$15.658    (a)$17.446    (a)$17.074
                                (b)$13.621    (b)$10.062    (b)$12.680    (b)$14.527    (b)$15.496    (b)$17.221    (b)$16.813
          Ending Number of
            AUs...............  (a)21,673     (a)41,145     (a)60,005     (a)55,327     (a)89,057     (a)41,385     (a)39,546
                                (b)8,449      (b)12,792     (b)13,028     (b)10,626     (b)6,482      (b)5,333      (b)4,137
--------------------------------------------------------------------------------------------------------------------------------

ALLIANCE GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$38.509    (a)$32.621    (a)$22.076    (a)$27.355    (a)$29.082    (a)$33.404    (a)$33.154
                                (b)$32.000    (b)$32.541    (b)$21.966    (b)$27.152    (b)$28.794    (b)$32.991    (b)$32.663
          Ending AUV..........  (a)$32.621    (a)$22.076    (a)$27.355    (a)$29.082    (a)$33.404    (a)$33.154    (a)$37.424
                                (b)$32.541    (b)$21.966    (b)$27.152    (b)$28.794    (b)$32.991    (b)$32.663    (b)$36.777
          Ending Number of
            AUs...............  (a)3,468,395  (a)2,495,614  (a)2,087,862  (a)1,635,976  (a)1,272,463  (a)963,216    (a)732,729
                                (b)24,593     (b)23,197     (b)24,778     (b)12,714     (b)8,754      (b)9,266      (b)8,332
--------------------------------------------------------------------------------------------------------------------------------

ALLIANCE GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$32.786    (a)$32.462    (a)$21.935    (a)$27.140    (a)$28.811    (a)$33.044    (a)$32.748
                                (b)$32.786    (b)$32.395    (b)$21.836    (b)$26.949    (b)$28.536    (b)$32.647    (b)$32.274
          Ending AUV..........  (a)$32.462    (a)$21.935    (a)$27.140    (a)$28.811    (a)$33.044    (a)$32.748    (a)$36.909
                                (b)$32.395    (b)$21.836    (b)$26.949    (b)$28.536    (b)$32.647    (b)$32.274    (b)$36.284
          Ending Number of
            AUs...............  (a)97,729     (a)227,946    (a)229,139    (a)175,154    (a)150,198    (a)119,922    (a)98,319
                                (b)21,106     (b)40,550     (b)32,571     (b)28,816     (b)14,170     (b)10,643     (b)8,093
--------------------------------------------------------------------------------------------------------------------------------

AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares
(Inception Date - 7/28/03)

          Beginning AUV.......  (a)N/A        (a)N/A        (a)$12.479    (a)$14.591    (a)$16.310    (a)$18.325    (a)$21.736
                                (b)N/A        (b)N/A        (b)$12.447    (b)$14.537    (b)$16.209    (b)$18.167    (b)$21.494
          Ending AUV..........  (a)N/A        (a)N/A        (a)$14.591    (a)$16.310    (a)$18.325    (a)$21.736    (a)$24.587
                                (b)N/A        (b)N/A        (b)$14.537    (b)$16.209    (b)$18.167    (b)$21.494    (b)$24.253
          Ending Number of
            AUs...............  (a)N/A        (a)N/A        (a)155,064    (a)777,623    (a)1,351,797  (a)1,852,469  (a)1,981,668
                                (b)N/A        (b)N/A        (b)11,544     (b)38,679     (b)66,682     (b)71,713     (b)59,744

--------------------------------------------------------------------------------------------------------------------------------

AMERICAN FUNDS GROWTH - AFIS Class 2 Shares
(Inception Date - 7/28/03)

          Beginning AUV.......  (a)N/A        (a)N/A        (a)$13.167    (a)$14.667    (a)$16.252    (a)$18.599    (a)$20.190
                                (b)N/A        (b)N/A        (b)$13.139    (b)$14.621    (b)$16.161    (b)$18.448    (b)$19.977
          Ending AUV..........  (a)N/A        (a)N/A        (a)$14.667    (a)$16.252    (a)$18.599    (a)$20.190    (a)$22.342
                                (b)N/A        (b)N/A        (b)$14.621    (b)$16.161    (b)$18.448    (b)$19.977    (b)$22.050
          Ending Number of
            AUs...............  (a)N/A        (a)N/A        (a)406,199    (a)1,151,482  (a)1,805,720  (a)2,213,982  (a)2,246,398
                                (b)N/A        (b)N/A        (b)16,190     (b)91,390     (b)101,094    (b)87,147     (b)79,207

--------------------------------------------------------------------------------------------------------------------------------

AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares
(Inception Date - 7/28/03)

          Beginning AUV.......  (a)N/A        (a)N/A        (a)$12.590    (a)$14.197    (a)$15.434    (a)$16.088    (a)$18.254
                                (b)N/A        (b)N/A        (b)$12.560    (b)$14.148    (b)$15.342    (b)$15.952    (b)$18.055
          Ending AUV..........  (a)N/A        (a)N/A        (a)$14.197    (a)$15.434    (a)$16.088    (a)$18.254    (a)$18.886
                                (b)N/A        (b)N/A        (b)$14.148    (b)$15.342    (b)$15.952    (b)$18.055    (b)$18.633
          Ending Number of
            AUs...............  (a)N/A        (a)N/A        (a)664,617    (a)2,120,396  (a)3,460,009  (a)4,482,719  (a)4,777,257
                                (b)N/A        (b)N/A        (b)24,166     (b)134,652    (b)167,110    (b)157,939    (b)154,653

--------------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR   FISCAL YEAR
                                    ENDED         ENDED
      VARIABLE PORTFOLIOS         12/31/08      12/31/09
----------------------------------------------------------
----------------------------------------------------------

AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$17.254    (a)$8.048
                                (b)$16.964    (b)$7.893
          Ending AUV..........  (a)$8.048     (a)$11.136
                                (b)$7.893     (b)$10.894
          Ending Number of
            AUs...............  (a)388,768    (a)293,591
                                (b)3,185      (b)3,329

----------------------------------------------------------

AGGRESSIVE GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$17.074    (a)$7.952
                                (b)$16.813    (b)$7.810
          Ending AUV..........  (a)$7.952     (a)$10.986
                                (b)$7.810     (b)$10.764
          Ending Number of
            AUs...............  (a)26,953     (a)24,575
                                (b)4,112      (b)3,728
----------------------------------------------------------

ALLIANCE GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$37.424    (a)$21.843
                                (b)$36.777    (b)$21.412
          Ending AUV..........  (a)$21.843    (a)$30.342
                                (b)$21.412    (b)$29.669
          Ending Number of
            AUs...............  (a)579,161    (a)482,705
                                (b)7,857      (b)5,967
----------------------------------------------------------

ALLIANCE GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$36.909    (a)$21.510
                                (b)$36.284    (b)$21.093
          Ending AUV..........  (a)$21.510    (a)$29.834
                                (b)$21.093    (b)$29.183
          Ending Number of
            AUs...............  (a)87,458     (a)75,868
                                (b)7,619      (b)6,764
----------------------------------------------------------

AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares
(Inception Date - 7/28/03)

          Beginning AUV.......  (a)$24.587    (a)$14.919
                                (b)$24.253    (b)$14.680
          Ending AUV..........  (a)$14.919    (a)$20.911
                                (b)$14.680    (b)$20.524
          Ending Number of
            AUs...............  (a)1,690,798  (a)1,499,823
                                (b)54,833     (b)54,584

----------------------------------------------------------

AMERICAN FUNDS GROWTH - AFIS Class 2 Shares
(Inception Date - 7/28/03)

          Beginning AUV.......  (a)$22.342    (a)$12.329
                                (b)$22.050    (b)$12.137
          Ending AUV..........  (a)$12.329    (a)$16.929
                                (b)$12.137    (b)$16.624
          Ending Number of
            AUs...............  (a)2,089,498  (a)1,901,648
                                (b)72,594     (b)68,409

----------------------------------------------------------

AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares
(Inception Date - 7/28/03)

          Beginning AUV.......  (a)$18.886    (a)$11.561
                                (b)$18.633    (b)$11.377
          Ending AUV..........  (a)$11.561    (a)$14.944
                                (b)$11.377    (b)$14.670
          Ending Number of
            AUs...............  (a)5,006,870  (a)4,092,204
                                (b)128,400    (b)118,698

----------------------------------------------------------





                 AUV - Accumulation Unit Value


                 AU - Accumulation Units


                 (a) Reflects AUV/AU without election of EstatePlus.


                 (b) Reflects AUV/AU with election of EstatePlus.


                 EstatePlus is no longer being offered to contracts issued on or after May 1, 2009.

                                  INCEPTION    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                     TO           ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
      VARIABLE PORTFOLIOS         12/31/01      12/31/02      12/31/03      12/31/04      12/31/05      12/31/06      12/31/07
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$19.448    (a)$18.614    (a)$16.951    (a)$20.546    (a)$22.327    (a)$23.083    (a)$25.309
                                (b)$19.178    (b)$18.582    (b)$16.881    (b)$20.409    (b)$22.124    (b)$22.816    (b)$24.953
          Ending AUV..........  (a)$18.614    (a)$16.951    (a)$20.546    (a)$22.327    (a)$23.083    (a)$25.309    (a)$27.031
                                (b)$18.582    (b)$16.881    (b)$20.409    (b)$22.124    (b)$22.816    (b)$24.953    (b)$26.585
          Ending Number of
            AUs...............  (a)1,700,036  (a)1,804,886  (a)1,803,785  (a)1,851,557  (a)1,700,748  (a)1,596,213  (a)1,514,381
                                (b)4,093      (b)14,688     (b)13,259     (b)9,923      (b)8,329      (b)7,924      (b)9,451

--------------------------------------------------------------------------------------------------------------------------------

ASSET ALLOCATION - AST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$18.647    (a)$18.608    (a)$16.920    (a)$20.478    (a)$22.218    (a)$22.936    (a)$25.110
                                (b)$18.647    (b)$18.608    (b)$16.878    (b)$20.377    (b)$22.052    (b)$22.708    (b)$24.798
          Ending AUV..........  (a)$18.608    (a)$16.920    (a)$20.478    (a)$22.218    (a)$22.936    (a)$25.110    (a)$26.779
                                (b)$18.608    (b)$16.878    (b)$20.377    (b)$22.052    (b)$22.708    (b)$24.798    (b)$26.380
          Ending Number of
            AUs...............  (a)42,880     (a)365,202    (a)483,327    (a)632,174    (a)610,059    (a)564,600    (a)502,047
                                (b)14,146     (b)27,300     (b)26,476     (b)26,624     (b)22,665     (b)20,414     (b)19,709
--------------------------------------------------------------------------------------------------------------------------------

BALANCED - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$17.561    (a)$15.021    (a)$12.550    (a)$14.229    (a)$14.964    (a)$15.017    (a)$16.398
                                (b)$16.318    (b)$14.988    (b)$12.491    (b)$14.127    (b)$14.819    (b)$14.835    (b)$16.158
          Ending AUV..........  (a)$15.021    (a)$12.550    (a)$14.229    (a)$14.964    (a)$15.017    (a)$16.398    (a)$17.023
                                (b)$14.988    (b)$12.491    (b)$14.127    (b)$14.819    (b)$14.835    (b)$16.158    (b)$16.733
          Ending Number of
            AUs...............  (a)2,982,720  (a)2,302,709  (a)1,938,351  (a)1,593,062  (a)1,328,618  (a)1,154,984  (a)970,721
                                (b)7,505      (b)15,203     (b)12,214     (b)8,614      (b)8,069      (b)7,553      (b)6,923
--------------------------------------------------------------------------------------------------------------------------------

BALANCED - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$15.626    (a)$15.005    (a)$12.518    (a)$14.170    (a)$14.881    (a)$14.912    (a)$16.259
                                (b)$15.626    (b)$15.005    (b)$12.486    (b)$14.100    (b)$14.769    (b)$14.763    (b)$16.056
          Ending AUV..........  (a)$15.005    (a)$12.518    (a)$14.170    (a)$14.881    (a)$14.912    (a)$16.259    (a)$16.856
                                (b)$15.005    (b)$12.486    (b)$14.100    (b)$14.769    (b)$14.763    (b)$16.056    (b)$16.604
          Ending Number of
            AUs...............  (a)107,427    (a)357,033    (a)361,492    (a)329,596    (a)291,468    (a)234,198    (a)208,851
                                (b)3,241      (b)22,241     (b)24,978     (b)21,078     (b)14,167     (b)9,439      (b)8,357
--------------------------------------------------------------------------------------------------------------------------------

BLUE CHIP GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$8.759     (a)$6.692     (a)$4.661     (a)$5.785     (a)$5.996     (a)$6.056     (a)$6.357
                                (b)$8.066     (b)$6.674     (b)$4.637     (b)$5.741     (b)$5.935     (b)$5.980     (b)$6.261
          Ending AUV..........  (a)$6.692     (a)$4.661     (a)$5.785     (a)$5.996     (a)$6.056     (a)$6.357     (a)$7.142
                                (b)$6.674     (b)$4.637     (b)$5.741     (b)$5.935     (b)$5.980     (b)$6.261     (b)$7.017
          Ending Number of
            AUs...............  (a)84,737     (a)219,074    (a)377,969    (a)307,355    (a)257,480    (a)213,613    (a)210,779
                                (b)14,912     (b)24,894     (b)30,031     (b)62,032     (b)75,886     (b)67,420     (b)53,002
--------------------------------------------------------------------------------------------------------------------------------

BLUE CHIP GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$7.199     (a)$6.701     (a)$4.662     (a)$5.778     (a)$5.980     (a)$6.030     (a)$6.321
                                (b)$7.199     (b)$6.695     (b)$4.647     (b)$5.744     (b)$5.930     (b)$5.965     (b)$6.237
          Ending AUV..........  (a)$6.701     (a)$4.662     (a)$5.778     (a)$5.980     (a)$6.030     (a)$6.321     (a)$7.090
                                (b)$6.695     (b)$4.647     (b)$5.744     (b)$5.930     (b)$5.965     (b)$6.237     (b)$6.979
          Ending Number of
            AUs...............  (a)28,297     (a)203,638    (a)236,317    (a)289,679    (a)253,847    (a)179,160    (a)113,259
                                (b)15,167     (b)43,031     (b)50,790     (b)50,389     (b)35,883     (b)32,038     (b)30,739
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$39.336    (a)$33.864    (a)$25.794    (a)$33.600    (a)$36.106    (a)$39.703    (a)$43.571
                                (b)$33.269    (b)$33.775    (b)$25.662    (b)$33.343    (b)$35.743    (b)$39.206    (b)$42.917
          Ending AUV..........  (a)$33.864    (a)$25.794    (a)$33.600    (a)$36.106    (a)$39.703    (a)$43.571    (a)$54.805
                                (b)$33.775    (b)$25.662    (b)$33.343    (b)$35.743    (b)$39.206    (b)$42.917    (b)$53.849
          Ending Number of
            AUs...............  (a)2,269,004  (a)1,854,892  (a)1,705,205  (a)1,490,686  (a)1,263,794  (a)1,137,127  (a)1,020,333
                                (b)29,640     (b)43,419     (b)44,085     (b)45,479     (b)45,904     (b)42,792     (b)35,821
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION - AST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$35.378    (a)$33.909    (a)$25.789    (a)$33.545    (a)$35.995    (a)$39.522    (a)$43.307
                                (b)$35.378    (b)$33.891    (b)$25.714    (b)$33.363    (b)$35.710    (b)$39.111    (b)$42.750
          Ending AUV..........  (a)$33.909    (a)$25.789    (a)$33.545    (a)$35.995    (a)$39.522    (a)$43.307    (a)$54.407
                                (b)$33.891    (b)$25.714    (b)$33.363    (b)$35.710    (b)$39.111    (b)$42.750    (b)$53.573
          Ending Number of
            AUs...............  (a)68,173     (a)230,201    (a)268,363    (a)250,087    (a)218,390    (a)174,039    (a)148,220
                                (b)12,765     (b)32,723     (b)36,501     (b)35,329     (b)24,535     (b)19,486     (b)16,940
--------------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR   FISCAL YEAR
                                    ENDED         ENDED
      VARIABLE PORTFOLIOS         12/31/08      12/31/09
----------------------------------------------------------
----------------------------------------------------------

ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$27.031    (a)$20.487
                                (b)$26.585    (b)$20.099
          Ending AUV..........  (a)$20.487    (a)$24.678
                                (b)$20.099    (b)$24.150
          Ending Number of
            AUs...............  (a)1,228,597  (a)1,066,473
                                (b)9,043      (b)7,860

----------------------------------------------------------

ASSET ALLOCATION - AST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$26.779    (a)$20.265
                                (b)$26.380    (b)$19.914
          Ending AUV..........  (a)$20.265    (a)$24.374
                                (b)$19.914    (b)$23.892
          Ending Number of
            AUs...............  (a)451,067    (a)388,375
                                (b)17,973     (b)17,240
----------------------------------------------------------

BALANCED - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$17.023    (a)$12.425
                                (b)$16.733    (b)$12.183
          Ending AUV..........  (a)$12.425    (a)$15.179
                                (b)$12.183    (b)$14.845
          Ending Number of
            AUs...............  (a)828,947    (a)717,776
                                (b)6,063      (b)5,427
----------------------------------------------------------

BALANCED - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$16.856    (a)$12.285
                                (b)$16.604    (b)$12.072
          Ending AUV..........  (a)$12.285    (a)$14.985
                                (b)$12.072    (b)$14.688
          Ending Number of
            AUs...............  (a)163,676    (a)145,783
                                (b)7,166      (b)5,901
----------------------------------------------------------

BLUE CHIP GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$7.142     (a)$4.290
                                (b)$7.017     (b)$4.205
          Ending AUV..........  (a)$4.290     (a)$5.782
                                (b)$4.205     (b)$5.653
          Ending Number of
            AUs...............  (a)164,590    (a)139,053
                                (b)44,081     (b)36,553
----------------------------------------------------------

BLUE CHIP GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$7.090     (a)$4.253
                                (b)$6.979     (b)$4.176
          Ending AUV..........  (a)$4.253     (a)$5.724
                                (b)$4.176     (b)$5.606
          Ending Number of
            AUs...............  (a)118,231    (a)108,697
                                (b)29,833     (b)22,037
----------------------------------------------------------

CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$54.805    (a)$32.197
                                (b)$53.849    (b)$31.556
          Ending AUV..........  (a)$32.197    (a)$43.370
                                (b)$31.556    (b)$42.400
          Ending Number of
            AUs...............  (a)940,450    (a)694,829
                                (b)27,686     (b)20,933
----------------------------------------------------------

CAPITAL APPRECIATION - AST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$54.407    (a)$31.906
                                (b)$53.573    (b)$31.338
          Ending AUV..........  (a)$31.906    (a)$42.913
                                (b)$31.338    (b)$42.044
          Ending Number of
            AUs...............  (a)129,277    (a)103,518
                                (b)15,021     (b)14,376
----------------------------------------------------------





                 AUV - Accumulation Unit Value


                 AU - Accumulation Units


                 (a) Reflects AUV/AU without election of EstatePlus.


                 (b) Reflects AUV/AU with election of EstatePlus.

                                  INCEPTION    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                     TO           ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
      VARIABLE PORTFOLIOS         12/31/01      12/31/02      12/31/03      12/31/04      12/31/05      12/31/06      12/31/07
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$9.332     (a)$7.173     (a)$5.080     (a)$6.266     (a)$6.975     (a)$7.117     (a)$8.177
                                (b)$9.103     (b)$7.154     (b)$5.054     (b)$6.218     (b)$6.904     (b)$7.027     (b)$8.054
          Ending AUV..........  (a)$7.173     (a)$5.080     (a)$6.266     (a)$6.975     (a)$7.117     (a)$8.177     (a)$9.145
                                (b)$7.154     (b)$5.054     (b)$6.218     (b)$6.904     (b)$7.027     (b)$8.054     (b)$8.985
          Ending Number of
            AUs...............  (a)179,926    (a)213,444    (a)153,918    (a)192,318    (a)121,681    (a)159,177    (a)156,237
                                (b)32,029     (b)29,747     (b)21,191     (b)6,064      (b)9,648      (b)9,678      (b)9,674

--------------------------------------------------------------------------------------------------------------------------------

CAPITAL GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$8.100     (a)$7.171     (a)$5.072     (a)$6.247     (a)$6.93      (a)$7.074     (a)$8.115
                                (b)$8.100     (b)$7.168     (b)$5.057     (b)$6.212     (b)$6.887     (b)$6.999     (b)$8.009
          Ending AUV..........  (a)$7.171     (a)$5.072     (a)$6.247     (a)$6.943     (a)$7.074     (a)$8.115     (a)$9.063
                                (b)$7.168     (b)$5.057     (b)$6.212     (b)$6.887     (b)$6.999     (b)$8.009     (b)$8.922
          Ending Number of
            AUs...............  (a)34,702     (a)93,584     (a)102,840    (a)98,361     (a)59,761     (a)61,685     (a)21,307
                                (b)9,127      (b)21,629     (b)13,418     (b)11,905     (b)6,544      (b)2,503      (b)2,006
--------------------------------------------------------------------------------------------------------------------------------

CASH MANAGEMENT - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$12.793    (a)$13.062    (a)$13.040    (a)$12.929    (a)$12.838    (a)$12.997    (a)$13.394
                                (b)$12.882    (b)$13.028    (b)$12.976    (b)$12.834    (b)$12.712    (b)$12.838    (b)$13.197
          Ending AUV..........  (a)$13.062    (a)$13.040    (a)$12.929    (a)$12.838    (a)$12.997    (a)$13.394    (a)$13.787
                                (b)$13.028    (b)$12.976    (b)$12.834    (b)$12.712    (b)$12.838    (b)$13.197    (b)$13.550
          Ending Number of      (a)15,479,7-
            AUs...............  12            (a)7,100,813  (a)1,794,139  (a)1,216,652  (a)1,047,946  (a)1,098,355  (a)1,104,516
                                (b)63,268     (b)41,598     (b)20,307     (b)49,074     (b)10,661     (b)12,816     (b)14,025
--------------------------------------------------------------------------------------------------------------------------------

CASH MANAGEMENT - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$12.987    (a)$13.058    (a)$13.015    (a)$12.886    (a)$12.776    (a)$12.915    (a)$13.289
                                (b)$12.987    (b)$13.065    (b)$12.989    (b)$12.828    (b)$12.687    (b)$12.793    (b)$13.131
          Ending AUV..........  (a)$13.058    (a)$13.015    (a)$12.886    (a)$12.776    (a)$12.915    (a)$13.289    (a)$13.658
                                (b)$13.065    (b)$12.989    (b)$12.828    (b)$12.687    (b)$12.793    (b)$13.131    (b)$13.463
          Ending Number of
            AUs...............  (a)666,933    (a)2,691,023  (a)737,961    (a)350,330    (a)283,753    (a)218,021    (a)220,740
                                (b)35,811     (b)127,783    (b)44,539     (b)18,584     (b)17,484     (b)48,516     (b)68,640
--------------------------------------------------------------------------------------------------------------------------------

CORPORATE BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$13.190    (a)$13.972    (a)$14.788    (a)$16.304    (a)$17.153    (a)$17.217    (a)$17.951
                                (b)$13.674    (b)$13.933    (b)$14.709    (b)$16.176    (b)$16.977    (b)$16.997    (b)$17.677
          Ending AUV..........  (a)$13.972    (a)$14.788    (a)$16.304    (a)$17.153    (a)$17.217    (a)$17.951    (a)$18.648
                                (b)$13.933    (b)$14.709    (b)$16.176    (b)$16.977    (b)$16.997    (b)$17.677    (b)$18.318
          Ending Number of
            AUs...............  (a)1,282,670  (a)1,250,457  (a)1,070,502  (a)1,028,350  (a)1,078,009  (a)1,152,296  (a)1,243,557
                                (b)29,323     (b)41,384     (b)38,215     (b)32,972     (b)35,953     (b)29,618     (b)26,709
--------------------------------------------------------------------------------------------------------------------------------

CORPORATE BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$13.663    (a)$13.972    (a)$14.765    (a)$16.255    (a)$17.077    (a)$17.115    (a)$17.817
                                (b)$13.663    (b)$13.952    (b)$14.707    (b)$16.151    (b)$16.924    (b)$16.920    (b)$17.570
          Ending AUV..........  (a)$13.972    (a)$14.765    (a)$16.255    (a)$17.077    (a)$17.115    (a)$17.817    (a)$18.482
                                (b)$13.952    (b)$14.707    (b)$16.151    (b)$16.924    (b)$16.920    (b)$17.570    (b)$18.180
          Ending Number of
            AUs...............  (a)80,015     (a)372,600    (a)431,694    (a)469,027    (a)445,743    (a)411,889    (a)431,868
                                (b)18,206     (b)44,153     (b)42,516     (b)53,110     (b)48,298     (b)47,849     (b)41,742
--------------------------------------------------------------------------------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$30.052    (a)$26.245    (a)$21.522    (a)$28.218    (a)$31.548    (a)$34.369    (a)$39.032
                                (b)$25.322    (b)$26.176    (b)$21.413    (b)$28.004    (b)$31.231    (b)$33.939    (b)$38.448
          Ending AUV..........  (a)$26.245    (a)$21.522    (a)$28.218    (a)$31.548    (a)$34.369    (a)$39.032    (a)$40.618
                                (b)$26.176    (b)$21.413    (b)$28.004    (b)$31.231    (b)$33.939    (b)$38.448    (b)$39.910
          Ending Number of
            AUs...............  (a)4,522,372  (a)3,853,665  (a)3,450,131  (a)3,134,711  (a)2,752,424  (a)2,455,170  (a)2,126,888
                                (b)40,065     (b)49,296     (b)43,527     (b)31,429     (b)31,636     (b)26,103     (b)26,351
--------------------------------------------------------------------------------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$27.129    (a)$26.207    (a)$21.459    (a)$28.093    (a)$31.362    (a)$34.116    (a)$38.687
                                (b)$27.129    (b)$26.174    (b)$21.378    (b)$27.918    (b)$31.088    (b)$33.733    (b)$38.157
          Ending AUV..........  (a)$26.207    (a)$21.459    (a)$28.093    (a)$31.362    (a)$34.116    (a)$38.687    (a)$40.198
                                (b)$26.174    (b)$21.378    (b)$27.918    (b)$31.088    (b)$33.733    (b)$38.157    (b)$39.549
          Ending Number of
            AUs...............  (a)258,892    (a)538,252    (a)576,810    (a)566,528    (a)508,636    (a)460,070    (a)405,052
                                (b)36,023     (b)56,681     (b)64,759     (b)65,871     (b)52,225     (b)46,903     (b)43,177
--------------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR   FISCAL YEAR
                                    ENDED         ENDED
      VARIABLE PORTFOLIOS         12/31/08      12/31/09
----------------------------------------------------------
----------------------------------------------------------

CAPITAL GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$9.145     (a)$4.939
                                (b)$8.985     (b)$4.841
          Ending AUV..........  (a)$4.939     (a)$6.981
                                (b)$4.841     (b)$6.824
          Ending Number of
            AUs...............  (a)124,556    (a)115,452
                                (b)9,656      (b)9,604

----------------------------------------------------------

CAPITAL GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$9.063     (a)$4.887
                                (b)$8.922     (b)$4.799
          Ending AUV..........  (a)$4.887     (a)$6.897
                                (b)$4.799     (b)$6.756
          Ending Number of
            AUs...............  (a)29,435     (a)33,997
                                (b)1,674      (b)1,637
----------------------------------------------------------

CASH MANAGEMENT - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$13.787    (a)$13.740
                                (b)$13.550    (b)$13.470
          Ending AUV..........  (a)$13.740    (a)$13.539
                                (b)$13.470    (b)$13.240
          Ending Number of
            AUs...............  (a)1,870,239  (a)935,603
                                (b)40,250     (b)14,881
----------------------------------------------------------

CASH MANAGEMENT - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$13.658    (a)$13.591
                                (b)$13.463    (b)$13.362
          Ending AUV..........  (a)$13.591    (a)$13.372
                                (b)$13.362    (b)$13.114
          Ending Number of
            AUs...............  (a)444,621    (a)320,848
                                (b)71,686     (b)32,033
----------------------------------------------------------

CORPORATE BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$18.648    (a)$16.938
                                (b)$18.318    (b)$16.597
          Ending AUV..........  (a)$16.938    (a)$21.850
                                (b)$16.597    (b)$21.356
          Ending Number of
            AUs...............  (a)1,129,362  (a)1,097,726
                                (b)21,534     (b)22,482
----------------------------------------------------------

CORPORATE BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$18.482    (a)$16.762
                                (b)$18.180    (b)$16.447
          Ending AUV..........  (a)$16.762    (a)$21.590
                                (b)$16.447    (b)$21.131
          Ending Number of
            AUs...............  (a)391,404    (a)341,332
                                (b)34,493     (b)34,068
----------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$40.618    (a)$24.739
                                (b)$39.910    (b)$24.247
          Ending AUV..........  (a)$24.739    (a)$32.530
                                (b)$24.247    (b)$31.804
          Ending Number of
            AUs...............  (a)1,664,221  (a)1,398,791
                                (b)22,789     (b)20,164
----------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$40.198    (a)$24.447
                                (b)$39.549    (b)$23.992
          Ending AUV..........  (a)$24.447    (a)$32.098
                                (b)$23.992    (b)$31.422
          Ending Number of
            AUs...............  (a)342,021    (a)300,815
                                (b)39,171     (b)35,381
----------------------------------------------------------





                 AUV - Accumulation Unit Value


                 AU - Accumulation Units


                 (a) Reflects AUV/AU without election of EstatePlus.


                 (b) Reflects AUV/AU with election of EstatePlus.

                                  INCEPTION    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                     TO           ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
      VARIABLE PORTFOLIOS         12/31/01      12/31/02      12/31/03      12/31/04      12/31/05      12/31/06      12/31/07
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$9.122     (a)$9.692     (a)$8.920     (a)$10.544    (a)$11.385    (a)$10.906    (a)$13.067
                                (b)$9.388     (b)$9.668     (b)$8.875     (b)$10.466    (b)$11.272    (b)$10.771    (b)$12.873
          Ending AUV..........  (a)$9.692     (a)$8.920     (a)$10.544    (a)$11.385    (a)$10.906    (a)$13.067    (a)$12.621
                                (b)$9.668     (b)$8.875     (b)$10.466    (b)$11.272    (b)$10.771    (b)$12.873    (b)$12.403
          Ending Number of
            AUs...............  (a)798,044    (a)853,991    (a)736,352    (a)561,071    (a)444,393    (a)366,486    (a)248,713
                                (b)3,074      (b)5,948      (b)8,746      (b)9,151      (b)2,391      (b)1,174      (b)1,174

--------------------------------------------------------------------------------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$9.376     (a)$9.703     (a)$8.916     (a)$10.525    (a)$11.348    (a)$10.855    (a)$12.986
                                (b)$9.376     (b)$9.680     (b)$8.875     (b)$10.450    (b)$11.239    (b)$10.724    (b)$12.797
          Ending AUV..........  (a)$9.703     (a)$8.916     (a)$10.525    (a)$11.348    (a)$10.855    (a)$12.986    (a)$12.524
                                (b)$9.680     (b)$8.875     (b)$10.450    (b)$11.239    (b)$10.724    (b)$12.797    (b)$12.311
          Ending Number of
            AUs...............  (a)32,920     (a)132,185    (a)204,227    (a)212,687    (a)185,694    (a)143,323    (a)81,439
                                (b)4,748      (b)19,343     (b)19,964     (b)21,258     (b)14,376     (b)11,629     (b)11,186
--------------------------------------------------------------------------------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$17.029    (a)$16.381    (a)$12.944    (a)$16.264    (a)$17.603    (a)$18.148    (a)$20.859
                                (b)$15.775    (b)$16.335    (b)$12.875    (b)$16.138    (b)$17.423    (b)$17.917    (b)$20.543
          Ending AUV..........  (a)$16.381    (a)$12.944    (a)$16.264    (a)$17.603    (a)$18.148    (a)$20.859    (a)$20.567
                                (b)$16.335    (b)$12.875    (b)$16.138    (b)$17.423    (b)$17.917    (b)$20.543    (b)$20.204
          Ending Number of
            AUs...............  (a)1,377,996  (a)1,436,161  (a)1,263,554  (a)1,006,014  (a)799,430    (a)618,674    (a)510,851
                                (b)7,643      (b)13,372     (b)12,964     (b)13,833     (b)11,830     (b)12,111     (b)10,226
--------------------------------------------------------------------------------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$16.876    (a)$16.380    (a)$12.924    (a)$16.215    (a)$17.524    (a)$18.039    (a)$20.703
                                (b)$16.876    (b)$16.377    (b)$12.889    (b)$16.131    (b)$17.389    (b)$17.855    (b)$20.441
          Ending AUV..........  (a)$16.380    (a)$12.924    (a)$16.215    (a)$17.524    (a)$18.039    (a)$20.703    (a)$20.381
                                (b)$16.377    (b)$12.889    (b)$16.131    (b)$17.389    (b)$17.855    (b)$20.441    (b)$20.073
          Ending Number of
            AUs...............  (a)45,973     (a)157,053    (a)158,591    (a)145,709    (a)125,823    (a)108,264    (a)76,918
                                (b)38,403     (b)56,089     (b)53,148     (b)42,326     (b)23,078     (b)18,015     (b)17,788
--------------------------------------------------------------------------------------------------------------------------------

FOREIGN VALUE* - SAST Class 3 Shares
(Inception Date - 7/28/03)
          Beginning AUV.......  (a)N/A        (a)N/A        (a)$10.559    (a)$12.463    (a)$14.701    (a)$15.918    (a)$19.918
                                (b)N/A        (b)N/A        (b)$10.526    (b)$12.410    (b)$14.602    (b)$15.770    (b)$19.684
          Ending AUV..........  (a)N/A        (a)N/A        (a)$12.463    (a)$14.701    (a)$15.918    (a)$19.918    (a)$22.377
                                (b)N/A        (b)N/A        (b)$12.410    (b)$14.602    (b)$15.770    (b)$19.684    (b)$22.059
          Ending Number of
            AUs...............  (a)N/A        (a)N/A        (a)49,154     (a)509,839    (a)696,234    (a)809,632    (a)870,236
                                (b)N/A        (b)N/A        (b)5          (b)19,724     (b)26,095     (b)20,011     (b)19,415
--------------------------------------------------------------------------------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$25.118    (a)$19.097    (a)$13.832    (a)$16.896    (a)$17.473    (a)$18.253    (a)$19.018
                                (b)$22.169    (b)$19.049    (b)$13.764    (b)$16.770    (b)$17.300    (b)$18.028    (b)$18.736
          Ending AUV..........  (a)$19.097    (a)$13.832    (a)$16.896    (a)$17.473    (a)$18.253    (a)$19.018    (a)$21.569
                                (b)$19.049    (b)$13.764    (b)$16.770    (b)$17.300    (b)$18.028    (b)$18.736    (b)$21.196
          Ending Number of
            AUs...............  (a)85,953     (a)99,343     (a)120,333    (a)98,773     (a)78,635     (a)74,993     (a)62,268
                                (b)3,731      (b)4,001      (b)5,291      (b)6,094      (b)6,072      (b)4,887      (b)2,485
--------------------------------------------------------------------------------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$21.065    (a)$19.070    (a)$13.792    (a)$16.822    (a)$17.371    (a)$18.120    (a)$18.851
                                (b)$21.065    (b)$19.066    (b)$13.755    (b)$16.735    (b)$17.238    (b)$17.936    (b)$18.613
          Ending AUV..........  (a)$19.070    (a)$13.792    (a)$16.822    (a)$17.371    (a)$18.120    (a)$18.851    (a)$21.357
                                (b)$19.066    (b)$13.755    (b)$16.735    (b)$17.238    (b)$17.936    (b)$18.613    (b)$21.034
          Ending Number of
            AUs...............  (a)23,245     (a)39,243     (a)28,800     (a)20,307     (a)13,598     (a)10,919     (a)12,456
                                (b)2,950      (b)10,078     (b)8,217      (b)7,175      (b)2,680      (b)2,049      (b)1,335
--------------------------------------------------------------------------------------------------------------------------------

GLOBAL BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$15.158    (a)$15.678    (a)$16.361    (a)$16.687    (a)$17.087    (a)$17.601    (a)$18.006
                                (b)$15.629    (b)$15.639    (b)$16.279    (b)$16.562    (b)$16.917    (b)$17.383    (b)$17.738
          Ending AUV..........  (a)$15.678    (a)$16.361    (a)$16.687    (a)$17.087    (a)$17.601    (a)$18.006    (a)$19.753
                                (b)$15.639    (b)$16.279    (b)$16.562    (b)$16.917    (b)$17.383    (b)$17.738    (b)$19.411
          Ending Number of
            AUs...............  (a)426,778    (a)365,051    (a)300,945    (a)297,473    (a)322,542    (a)317,644    (a)445,946
                                (b)208        (b)598        (b)1,376      (b)2,174      (b)3,598      (b)3,138      (b)5,159
--------------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR   FISCAL YEAR
                                    ENDED         ENDED
      VARIABLE PORTFOLIOS         12/31/08      12/31/09
----------------------------------------------------------
----------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$12.621    (a)$9.125
                                (b)$12.403    (b)$8.944
          Ending AUV..........  (a)$9.125     (a)$10.799
                                (b)$8.944     (b)$10.558
          Ending Number of
            AUs...............  (a)189,963    (a)184.082
                                (b)1,174      (b)1,144

----------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$12.524    (a)$9.041
                                (b)$12.311    (b)$8.864
          Ending AUV..........  (a)$9.041     (a)$10.683
                                (b)$8.864     (b)$10.449
          Ending Number of
            AUs...............  (a)60,269     (a)48,617
                                (b)10,493     (b)7,926
----------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$20.567    (a)$12.463
                                (b)$20.204    (b)$12.213
          Ending AUV..........  (a)$12.463    (a)$16.215
                                (b)$12.213    (b)$15.850
          Ending Number of
            AUs...............  (a)378,364    (a)293,940
                                (b)7,262      (b)7,262
----------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$20.381    (a)$12.332
                                (b)$20.073    (b)$12.115
          Ending AUV..........  (a)$12.332    (a)$16.020
                                (b)$12.115    (b)$15.700
          Ending Number of
            AUs...............  (a)63,278     (a)54,810
                                (b)17,170     (b)16,346
----------------------------------------------------------

FOREIGN VALUE* - SAST Class 3 Shares
(Inception Date - 7/28/03)
          Beginning AUV.......  (a)$22.377    (a)$12.999
                                (b)$22.059    (b)$12.782
          Ending AUV..........  (a)$12.999    (a)$16.636
                                (b)$12.782    (b)$16.317
          Ending Number of
            AUs...............  (a)589,502    (a)541,200
                                (b)9,930      (b)10,659
----------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$21.569    (a)$11.718
                                (b)$21.196    (b)$11.487
          Ending AUV..........  (a)$11.718    (a)$15.694
                                (b)$11.487    (b)$15.345
          Ending Number of
            AUs...............  (a)47,473     (a)50,924
                                (b)1,962      (b)1,907
----------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$21.357    (a)$11.586
                                (b)$21.034    (b)$11.383
          Ending AUV..........  (a)$11.586    (a)$15.494
                                (b)$11.383    (b)$15.184
          Ending Number of
            AUs...............  (a)15,957     (a)13,940
                                (b)1,164      (b)1,138
----------------------------------------------------------

GLOBAL BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$19.753    (a)$20.557
                                (b)$19.411    (b)$20.150
          Ending AUV..........  (a)$20.557    (a)$21.765
                                (b)$20.150    (b)$21.281
          Ending Number of
            AUs...............  (a)472,703    (a)424,710
                                (b)4,068      (b)4,911
----------------------------------------------------------





                 AUV - Accumulation Unit Value


                 AU - Accumulation Units


                 (a) Reflects AUV/AU without election of EstatePlus.


                 (b) Reflects AUV/AU with election of EstatePlus.



                 * Only available as Class 3 shares of SunAmerica Series Trust for all contracts.

                                  INCEPTION    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                     TO           ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
      VARIABLE PORTFOLIOS         12/31/01      12/31/02      12/31/03      12/31/04      12/31/05      12/31/06      12/31/07
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$15.461    (a)$15.662    (a)$16.321    (a)$16.621    (a)$16.994    (a)$17.480    (a)$17.855
                                (b)$15.461    (b)$15.648    (b)$16.265    (b)$16.523    (b)$16.851    (b)$17.289    (b)$17.617
          Ending AUV..........  (a)$15.662    (a)$16.321    (a)$16.621    (a)$16.994    (a)$17.480    (a)$17.855    (a)$19.558
                                (b)$15.648    (b)$16.265    (b)$16.523    (b)$16.851    (b)$17.289    (b)$17.617    (b)$19.249
          Ending Number of
            AUs...............  (a)28,624     (a)78,599     (a)90,832     (a)115,557    (a)117,624    (a)114,313    (a)102,712
                                (b)2,007      (b)7,589      (b)6,656      (b)13,811     (b)6,989      (b)8,645      (b)9,427
--------------------------------------------------------------------------------------------------------------------------------

GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$21.654    (a)$17.472    (a)$12.588    (a)$15.688    (a)$17.285    (a)$19.712    (a)$24.050
                                (b)$19.803    (b)$17.425    (b)$12.524    (b)$15.588    (b)$17.111    (b)$19.465    (b)$23.689
          Ending AUV..........  (a)$17.472    (a)$12.588    (a)$15.688    (a)$17.285    (a)$19.712    (a)$24.050    (a)$26.498
                                (b)$17.425    (b)$12.524    (b)$15.568    (b)$17.111    (b)$19.465    (b)$23.689    (b)$26.036
          Ending Number of
            AUs...............  (a)1,339,247  (a)929,945    (a)792,029    (a)598,465    (a)445,675    (a)384,820    (a)324,105
                                (b)4,681      (b)7,913      (b)6,210      (b)5,046      (b)5,165      (b)6,477      (b)5,913

--------------------------------------------------------------------------------------------------------------------------------

GLOBAL EQUITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$17.986    (a)$17.477    (a)$12.570    (a)$15.638    (a)$17.205    (a)$19.591    (a)$23.866
                                (b)$17.986    (b)$17.447    (b)$12.518    (b)$15.535    (b)$17.049    (b)$19.365    (b)$23.532
          Ending AUV..........  (a)$17.477    (a)$12.570    (a)$15.638    (a)$17.205    (a)$19.591    (a)$23.866    (a)$26.257
                                (b)$17.447    (b)$12.518    (b)$15.535    (b)$17.049    (b)$19.365    (b)$23.532    (b)$25.824
          Ending Number of
            AUs...............  (a)21,337     (a)52,732     (a)94,558     (a)56,031     (a)49,997     (a)49,818     (a)33,944
                                (b)1,106      (b)3,803      (b)1,543      (b)1,503      (b)4,970      (b)3,061      (b)3,061
--------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$14.557    (a)$15.330    (a)$16.504    (a)$16.664    (a)$16.972    (a)$17.157    (a)$17.456
                                (b)$14.849    (b)$15.292    (b)$16.423    (b)$16.541    (b)$16.805    (b)$16.946    (b)$17.198
          Ending AUV..........  (a)$15.330    (a)$16.504    (a)$16.664    (a)$16.972    (a)$17.157    (a)$17.456    (a)$18.274
                                (b)$15.292    (b)$16.423    (b)$16.541    (b)$16.805    (b)$16.946    (b)$17.198    (b)$17.959
          Ending Number of
            AUs...............  (a)2,871,304  (a)3,727,652  (a)2,707,534  (a)1,822,095  (a)1,658,067  (a)1,553,577  (a)1,537,810
                                (b)51,435     (b)75,513     (b)56,105     (b)52,262     (b)52,669     (b)41,425     (b)40,968
--------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT AND QUALITY BOND - AST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$14.915    (a)$15.323    (a)$16.470    (a)$16.606    (a)$16.887    (a)$17.046    (a)$17.317
                                (b)$14.915    (b)$15.319    (b)$16.426    (b)$16.519    (b)$16.757    (b)$16.873    (b)$17.098
          Ending AUV..........  (a)$15.323    (a)$16.470    (a)$16.606    (a)$16.887    (a)$17.046    (a)$17.317    (a)$18.101
                                (b)$15.319    (b)$16.426    (b)$16.519    (b)$16.757    (b)$16.873    (b)$17.098    (b)$17.828
          Ending Number of
            AUs...............  (a)226,122    (a)1,363,986  (a)1,192,239  (a)867,319    (a)809,378    (a)703,156    (a)668,281
                                (b)43,166     (b)99,375     (b)83,069     (b)112,269    (b)117,558    (b)105,067    (b)96,475
--------------------------------------------------------------------------------------------------------------------------------

GROWTH - AST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$31.785    (a)$27.208    (a)$20.859    (a)$26.692    (a)$29.142    (a)$30.747    (a)$34.307
                                (b)$26.441    (b)$27.144    (b)$20.757    (b)$26.496    (b)$28.856    (b)$30.369    (b)$33.800
          Ending AUV..........  (a)$27.208    (a)$20.859    (a)$26.692    (a)$29.142    (a)$30.747    (a)$34.307    (a)$37.234
                                (b)$27.144    (b)$20.757    (b)$26.496    (b)$28.856    (b)$30.369    (b)$33.800    (b)$36.593
          Ending Number of
            AUs...............  (a)1,624,286  (a)1,255,588  (a)1,131,527  (a)907,773    (a)760,191    (a)620,293    (a)499,080
                                (b)12,570     (b)12,858     (b)13,228     (b)11,838     (b)9,900      (b)8,185      (b)8,008
--------------------------------------------------------------------------------------------------------------------------------

GROWTH - AST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$27.961    (a)$27.233    (a)$20.847    (a)$26.637    (a)$29.039    (a)$30.593    (a)$34.083
                                (b)$27.961    (b)$27.215    (b)$20.781    (b)$26.486    (b)$28.803    (b)$30.268    (b)$33.637
          Ending AUV..........  (a)$27.233    (a)$20.847    (a)$26.637    (a)$29.039    (a)$30.593    (a)$34.083    (a)$36.937
                                (b)$27.215    (b)$20.781    (b)$26.486    (b)$28.803    (b)$30.268    (b)$33.637    (b)$36.362
          Ending Number of
            AUs...............  (a)44,182     (a)134,870    (a)157,143    (a)146,540    (a)127,065    (a)108,324    (a)80,966
                                (b)6,916      (b)25,443     (b)23,313     (b)23,529     (b)18,123     (b)14,259     (b)13,748
--------------------------------------------------------------------------------------------------------------------------------

GROWTH-INCOME - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$32.417    (a)$26.847    (a)$20.850    (a)$25.801    (a)$28.342    (a)$29.925    (a)$31.663
                                (b)$27.698    (b)$26.783    (b)$20.748    (b)$25.611    (b)$28.063    (b)$29.557    (b)$31.195
          Ending AUV..........  (a)$26.847    (a)$20.850    (a)$25.801    (a)$28.342    (a)$29.925    (a)$31.663    (a)$34.653
                                (b)$26.783    (b)$20.748    (b)$25.611    (b)$28.063    (b)$29.557    (b)$31.195    (b)$34.056
          Ending Number of
            AUs...............  (a)3,750,334  (a)3,040,385  (a)2,572,643  (a)2,087,895  (a)1,642,478  (a)1,278,463  (a)997,911
                                (b)13,812     (b)19,928     (b)15,959     (b)11,836     (b)11,441     (b)9,200      (b)9,198
--------------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR   FISCAL YEAR
                                    ENDED         ENDED
      VARIABLE PORTFOLIOS         12/31/08      12/31/09
----------------------------------------------------------
----------------------------------------------------------
GLOBAL BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$19.558    (a)$20.324
                                (b)$19.249    (b)$19.952
          Ending AUV..........  (a)$20.324    (a)$21.486
                                (b)$19.952    (b)$21.040
          Ending Number of
            AUs...............  (a)105,708    (a)82,341
                                (b)5,668      (b)5,653
----------------------------------------------------------

GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$26.498    (a)$14.774
                                (b)$26.036    (b)$14.480
          Ending AUV..........  (a)$14.774    (a)$18.829
                                (b)$14.480    (b)$18.408
          Ending Number of
            AUs...............  (a)231,108    (a)183,573
                                (b)3,455      (b)1,383

----------------------------------------------------------

GLOBAL EQUITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$26.257    (a)$14.617
                                (b)$25.824    (b)$14.340
          Ending AUV..........  (a)$14.617    (a)$18.601
                                (b)$14.340    (b)$18.203
          Ending Number of
            AUs...............  (a)36,620     (a)30,517
                                (b)72         (b)72
----------------------------------------------------------

GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$18.274    (a)$18.779
                                (b)$17.959    (b)$18.409
          Ending AUV..........  (a)$18.779    (a)$19.284
                                (b)$18.409    (b)$18.857
          Ending Number of
            AUs...............  (a)1,769,008  (a)1,523,474
                                (b)37,480     (b)32,070
----------------------------------------------------------

GOVERNMENT AND QUALITY BOND - AST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$18.101    (a)$18.573
                                (b)$17.828    (b)$18.247
          Ending AUV..........  (a)$18.573    (a)$19.044
                                (b)$18.247    (b)$18.664
          Ending Number of
            AUs...............  (a)689,539    (a)587,444
                                (b)56,795     (b)51,662
----------------------------------------------------------

GROWTH - AST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$37.234    (a)$21.849
                                (b)$36.593    (b)$21.419
          Ending AUV..........  (a)$21.849    (a)$29.782
                                (b)$21.419    (b)$29.123
          Ending Number of
            AUs...............  (a)397,072    (b)324,624
                                (b)8,380      (b)9,411
----------------------------------------------------------

GROWTH - AST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$36.937    (a)$21.642
                                (b)$36.362    (b)$21.252
          Ending AUV..........  (a)$21.642    (a)$29.455
                                (b)$21.252    (b)$28.852
          Ending Number of
            AUs...............  (a)69,299     (a)55,198
                                (b)14,560     (b)13,182
----------------------------------------------------------

GROWTH-INCOME - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$34.653    (a)$19.486
                                (b)$34.056    (b)$19.102
          Ending AUV..........  (a)$19.486    (a)$24.600
                                (b)$19.102    (b)$24.055
          Ending Number of
            AUs...............  (a)795,523    (a)674.726
                                (b)8,492      (b)7,886
----------------------------------------------------------





                 AUV - Accumulation Unit Value


                 AU - Accumulation Units


                 (a) Reflects AUV/AU without election of EstatePlus.


                 (b) Reflects AUV/AU with election of EstatePlus.

                                  INCEPTION    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                     TO           ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
      VARIABLE PORTFOLIOS         12/31/01      12/31/02      12/31/03      12/31/04      12/31/05      12/31/06      12/31/07
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
GROWTH-INCOME - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$28.878    (a)$26.800    (a)$20.783    (a)$25.679    (a)$28.166    (a)$29.694    (a)$31.372
                                (b)$28.878    (b)$26.794    (b)$20.726    (b)$25.545    (b)$27.949    (b)$29.392    (b)$30.974
          Ending AUV..........  (a)$26.800    (a)$20.783    (a)$25.679    (a)$28.166    (a)$29.694    (a)$31.372    (a)$34.283
                                (b)$26.794    (b)$20.726    (b)$25.545    (b)$27.949    (b)$29.392    (b)$30.974    (b)$33.765
          Ending Number of
            AUs...............  (a)94,647     (a)262,112    (a)247,669    (a)214,870    (a)180,206    (a)138,714    (a)110,365
                                (b)21,761     (b)44,936     (b)36,884     (b)26,454     (b)16,827     (b)13,312     (b)12,357
--------------------------------------------------------------------------------------------------------------------------------

GROWTH OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$8.579     (a)$5.807     (a)$3.443     (a)$4.577     (a)$4.786     (a)$5.075     (a)$5.670
                                (b)$6.988     (b)$5.798     (b)$3.429     (b)$4.547     (b)$4.742     (b)$5.016     (b)$5.590
          Ending AUV..........  (a)$5.807     (a)$3.443     (a)$4.577     (a)$4.786     (a)$5.075     (a)$5.670     (a)$6.789
                                (b)$5.798     (b)$3.429     (b)$4.547     (b)$4.742     (b)$5.016     (b)$5.590     (b)$6.677
          Ending Number of
            AUs...............  (a)57,138     (a)147,919    (a)241,096    (a)167,203    (a)171,603    (a)168,142    (a)183,474
                                (b)1,528      (b)3,319      (b)2,765      (b)3,574      (b)5,749      (b)11,899     (b)11,351

--------------------------------------------------------------------------------------------------------------------------------

GROWTH OPPORTUNITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$6.256     (a)$5.813     (a)$3.443     (a)$4.570     (a)$4.772     (a)$5.052     (a)$5.636
                                (b)$6.256     (b)$5.804     (b)$3.426     (b)$4.537     (b)$4.726     (b)$4.991     (b)$5.554
          Ending AUV..........  (a)$5.813     (a)$3.443     (a)$4.570     (a)$4.772     (a)$5.052     (a)$5.636     (a)$6.738
                                (b)$5.804     (b)$3.426     (b)$4.537     (b)$4.726     (b)$4.991     (b)$5.554     (b)$6.623
          Ending Number of
            AUs...............  (a)24,497     (a)77,004     (a)132,656    (a)122,336    (a)106,528    (a)95,733     (a)71,348
                                (b)11,270     (b)48,225     (b)52,716     (b)45,161     (b)18,901     (b)5,095      (b)5,696
--------------------------------------------------------------------------------------------------------------------------------

HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$13.279    (a)$12.511    (a)$11.607    (a)$15.041    (a)$17.401    (a)$18.658    (a)$21.072
                                (b)$13.522    (b)$12.489    (b)$11.564    (b)$14.947    (b)$17.250    (b)$18.450    (b)$20.785
          Ending AUV..........  (a)$12.511    (a)$11.607    (a)$15.041    (a)$17.401    (a)$18.658    (a)$21.072    (a)$21.041
                                (b)$12.489    (b)$11.564    (b)$14.947    (b)$17.250    (b)$18.450    (b)$20.785    (b)$20.702
          Ending Number of
            AUs...............  (a)1,205,175  (a)1,079,944  (a)1,423,384  (a)1,038,865  (a)927,030    (a)906,100    (a)683,734
                                (b)13,903     (b)18,915     (b)16,537     (b)12,709     (b)11,079     (b)9,771      (b)9,013
--------------------------------------------------------------------------------------------------------------------------------

HIGH-YIELD BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$13.172    (a)$12.506    (a)$11.584    (a)$14.990    (a)$17.316    (a)$18.539    (a)$20.906
                                (b)$13.172    (b)$12.495    (b)$11.546    (b)$14.902    (b)$17.171    (b)$18.338    (b)$20.628
          Ending AUV..........  (a)$12.506    (a)$11.584    (a)$14.990    (a)$17.316    (a)$18.539    (a)$20.906    (a)$20.844
                                (b)$12.495    (b)$11.546    (b)$14.902    (b)$17.171    (b)$18.338    (b)$20.628    (b)$20.515
          Ending Number of
            AUs...............  (a)23,196     (a)227,933    (a)348,751    (a)282,185    (a)233,242    (a)221,067    (a)155,448
                                (b)5,015      (b)15,668     (b)31,655     (b)32,163     (b)16,615     (b)16,681     (b)13,803
--------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$13.614    (a)$10.196    (a)$7.175     (a)$9.314     (a)$10.686    (a)$11.975    (a)$14.561
                                (b)$12.109    (b)$10.162    (b)$7.140     (b)$9.245     (b)$10.581    (b)$11.828    (b)$14.347
          Ending AUV..........  (a)$10.196    (a)$7.175     (a)$9.314     (a)$10.686    (a)$11.975    (a)$14.561    (a)$16.543
                                (b)$10.162    (b)$7.140     (b)$9.245     (b)$10.581    (b)$11.828    (b)$14.347    (b)$16.258
          Ending Number of
            AUs...............  (a)2,962,441  (a)2,588,862  (a)2,253,565  (a)2,018,801  (a)1,462,719  (a)1,344,028  (a)1,111,188
                                (b)9,943      (b)818        (b)13,414     (b)726        (b)808        (b)2,727      (b)1,784
--------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$11.125    (a)$10.216    (a)$7.171     (a)$9.290     (a)$10.643    (a)$11.910    (a)$14.460
                                (b)$11.125    (b)$10.168    (b)$7.139     (b)$9.228     (b)$10.547    (b)$11.772    (b)$14.257
          Ending AUV..........  (a)$10.216    (a)$7.171     (a)$9.290     (a)$10.643    (a)$11.910    (a)$14.460    (a)$16.403
                                (b)$10.168    (b)$7.139     (b)$9.228     (b)$10.547    (b)$11.772    (b)$14.257    (b)$16.133
          Ending Number of
            AUs...............  (a)47,648     (a)237,948    (a)337,169    (a)284,050    (a)242,513    (a)196,304    (a)182,554
                                (b)5,630      (b)17,177     (b)17,029     (b)25,832     (b)20,329     (b)15,581     (b)13,234
--------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL GROWTH & INCOME - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$13.980    (a)$10.743    (a)$8.367     (a)$11.283    (a)$13.431    (a)$15.119    (a)$18.918
                                (b)$12.558    (b)$10.713    (b)$8.322     (b)$11.195    (b)$13.293    (b)$14.926    (b)$18.630
          Ending AUV..........  (a)$10.743    (a)$8.367     (a)$11.283    (a)$13.431    (a)$15.119    (a)$18.918    (a)$19.968
                                (b)$10.713    (b)$8.322     (b)$11.195    (b)$13.293    (b)$14.926    (b)$18.630    (b)$19.615
          Ending Number of
            AUs...............  (a)540,811    (a)361,014    (a)441,884    (a)730,761    (a)688,635    (a)779,718    (a)813,577
                                (b)12,893     (b)12,733     (b)9,786      (b)11,126     (b)6,756      (b)8,505      (b)7,781
--------------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR   FISCAL YEAR
                                    ENDED         ENDED
      VARIABLE PORTFOLIOS         12/31/08      12/31/09
----------------------------------------------------------
----------------------------------------------------------
GROWTH-INCOME - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$34.283    (a)$19.249
                                (b)$33.765    (b)$18.910
          Ending AUV..........  (a)$19.249    (a)$24.264
                                (b)$18.910    (b)$23.778
          Ending Number of
            AUs...............  (a)87,918     (a)78,455
                                (b)11,853     (b)11,249
----------------------------------------------------------

GROWTH OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$6.789     (a)$4.287
                                (b)$6.677     (b)$4.206
          Ending AUV..........  (a)$4.287     (a)$4.994
                                (b)$4.206     (b)$4.887
          Ending Number of
            AUs...............  (a)116,267    (a)100,610
                                (b)9,546      (b)9,271

----------------------------------------------------------

GROWTH OPPORTUNITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$6.738     (a)$4.249
                                (b)$6.623     (b)$4.166
          Ending AUV..........  (a)$4.249     (a)$4.941
                                (b)$4.166     (b)$4.833
          Ending Number of
            AUs...............  (a)50,093     (a)37,215
                                (b)3,765      (b)1,004
----------------------------------------------------------

HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$21.041    (a)$14.060
                                (b)$20.702    (b)$13.799
          Ending AUV..........  (a)$14.060    (a)$19.667
                                (b)$13.799    (b)$19.254
          Ending Number of
            AUs...............  (a)606,727    (a)575,583
                                (b)9,281      (b)8,654
----------------------------------------------------------

HIGH-YIELD BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$20.844    (a)$13.907
                                (b)$20.515    (b)$13.654
          Ending AUV..........  (a)$13.907    (a)$19.424
                                (b)$13.654    (b)$19.023
          Ending Number of
            AUs...............  (a)141,861    (a)161,876
                                (b)12,962     (b)20,155
----------------------------------------------------------

INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$16.543    (a)$9.863
                                (b)$16.258    (b)$9.669
          Ending AUV..........  (a)$9.863     (a)$12.546
                                (b)$9.669     (b)$12.268
          Ending Number of
            AUs...............  (a)908,506    (a)807,607
                                (b)2,998      (b)5,382
----------------------------------------------------------

INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$16.403    (a)$9.765
                                (b)$16.133    (b)$9.580
          Ending AUV..........  (a)$9.765     (a)$12.402
                                (b)$9.580     (b)$12.137
          Ending Number of
            AUs...............  (a)178,933    (a)193,715
                                (b)11,516     (b)8,845
----------------------------------------------------------

INTERNATIONAL GROWTH & INCOME - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$19.968    (a)$10.638
                                (b)$19.615    (b)$10.424
          Ending AUV..........  (a)$10.638    (a)$13.386
                                (b)$10.424    (b)$13.083
          Ending Number of
            AUs...............  (a)386,600    (a)297,061
                                (b)5,986      (b)7,630
----------------------------------------------------------





                 AUV - Accumulation Unit Value


                 AU - Accumulation Units


                 (a) Reflects AUV/AU without election of EstatePlus.


                 (b) Reflects AUV/AU with election of EstatePlus.

                                  INCEPTION    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                     TO           ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
      VARIABLE PORTFOLIOS         12/31/01      12/31/02      12/31/03      12/31/04      12/31/05      12/31/06      12/31/07
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH & INCOME - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$11.372    (a)$10.751    (a)$8.364     (a)$11.262    (a)$13.386    (a)$15.045    (a)$18.798
                                (b)$11.372    (b)$10.746    (b)$8.342     (b)$11.205    (b)$13.285    (b)$14.895    (b)$18.564
          Ending AUV..........  (a)$10.751    (a)$8.364     (a)$11.262    (a)$13.386    (a)$15.045    (a)$18.798    (a)$19.811
                                (b)$10.746    (b)$8.342     (b)$11.205    (b)$13.285    (b)$14.895    (b)$18.564    (b)$19.516
          Ending Number of
            AUs...............  (a)75,088     (a)271,904    (a)248,621    (a)248,393    (a)241,546    (a)225,440    (a)201,796
                                (b)3,720      (b)20,857     (b)20,934     (b)15,928     (b)14,386     (b)11,262     (b)11,173
--------------------------------------------------------------------------------------------------------------------------------

LORD ABBETT SERIES FUND GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 7/28/03)
          Beginning AUV.......  (a)N/A        (a)N/A        (a)$9.337     (a)$10.556    (a)$11.713    (a)$11.911    (a)$13.758
                                (b)N/A        (b)N/A        (b)$9.300     (b)$10.503    (b)$11.624    (b)$11.791    (b)$13.586
          Ending AUV..........  (a)N/A        (a)N/A        (a)$10.556    (a)$11.713    (a)$11.911    (a)$13.758    (a)$14.016
                                (b)N/A        (b)N/A        (b)$10.503    (b)$11.624    (b)$11.791    (b)$13.586    (b)$13.806
          Ending Number of
            AUs...............  (a)N/A        (a)N/A        (a)150,561    (a)870,184    (a)1,525,011  (a)2,024,561  (a)2,177,467
                                (b)N/A        (b)N/A        (b)7,224      (b)43,540     (b)55,496     (b)56,591     (b)55,356

--------------------------------------------------------------------------------------------------------------------------------

MARSICO FOCUSED GROWTH - SAST Class 1 Shares
(Inception Date - 7/28/03)
          Beginning AUV.......  (a)N/A        (a)N/A        (a)$8.768     (a)$9.550     (a)$10.466    (a)$11.413    (a)$12.206
                                (b)N/A        (b)N/A        (b)$8.743     (b)$0.000     (b)$10.324    (b)$11.268    (b)$12.021
          Ending AUV..........  (a)N/A        (a)N/A        (a)$9.550     (a)$10.466    (a)$11.413    (a)$12.206    (a)$13.663
                                (b)N/A        (b)N/A        (b)$0.000     (b)$0.000     (b)$11.268    (b)$12.021    (b)$13.423
          Ending Number of
            AUs...............  (a)N/A        (a)N/A        (a)172,556    (a)126,389    (a)216,259    (a)255,941    (a)220,876
                                (b)N/A        (b)N/A        (b)0.000      (b)0          (b)0          (b)1,330      (b)0
--------------------------------------------------------------------------------------------------------------------------------

MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(Inception Date - 7/28/03)
          Beginning AUV.......  (a)N/A        (a)N/A        (a)$8.768     (a)$9.507     (a)$10.391    (a)$11.302    (a)$12.058
                                (b)N/A        (b)N/A        (b)$8.743     (b)$9.470     (b)$10.324    (b)$11.202    (b)$11.920
          Ending AUV..........  (a)N/A        (a)N/A        (a)$9.507     (a)$10.391    (a)$11.302    (a)$12.058    (a)$13.463
                                (b)N/A        (b)N/A        (b)$9.470     (b)$10.324    (b)$11.202    (b)$11.920    (b)$13.277
          Ending Number of
            AUs...............  (a)N/A        (a)N/A        (a)28,512     (a)79,068     (a)151,352    (a)124,781    (a)109,459
                                (b)N/A        (b)N/A        (b)4,830      (b)16,668     (b)23,447     (b)18,561     (b)21,676
--------------------------------------------------------------------------------------------------------------------------------

MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$23.098    (a)$19.203    (a)$14.944    (a)$18.028    (a)$19.863    (a)$21.074    (a)$23.492
                                (b)$19.550    (b)$19.159    (b)$14.872    (b)$17.897    (b)$19.669    (b)$20.816    (b)$23.147
          Ending AUV..........  (a)$19.203    (a)$14.944    (a)$18.028    (a)$19.863    (a)$21.074    (a)$23.492    (a)$25.584
                                (b)$19.159    (b)$14.872    (b)$17.897    (b)$19.669    (b)$20.816    (b)$23.147    (b)$25.145
          Ending Number of
            AUs...............  (a)194,759    (a)308,531    (a)347,019    (a)274,390    (a)214,714    (a)175,764    (a)137,193
                                (b)16,776     (b)25,647     (b)12,161     (b)11,007     (b)7,945      (b)7,665      (b)6,953
--------------------------------------------------------------------------------------------------------------------------------

MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$20.217    (a)$19.217    (a)$14.933    (a)$17.988    (a)$19.788    (a)$20.963    (a)$23.334
                                (b)$20.217    (b)$19.204    (b)$14.886    (b)$17.887    (b)$19.627    (b)$20.741    (b)$23.029
          Ending AUV..........  (a)$19.217    (a)$14.933    (a)$17.988    (a)$19.788    (a)$20.963    (a)$23.334    (a)$25.373
                                (b)$19.204    (b)$14.886    (b)$17.887    (b)$19.627    (b)$20.741    (b)$23.029    (b)$24.979
          Ending Number of
            AUs...............  (a)45,559     (a)146,656    (a)202,746    (a)151,605    (a)108,103    (a)88,990     (a)72,932
                                (b)5,282      (b)17,824     (b)20,142     (b)17,716     (b)13,671     (b)9,121      (b)8,539
--------------------------------------------------------------------------------------------------------------------------------

MFS TOTAL RETURN - SAST Class 1 Shares
(Inception Date - 7/28/03)
          Beginning AUV.......  (a)N/A        (a)N/A        (a)$21.276    (a)$22.895    (a)$25.099    (a)$25.473    (a)$28.098
                                (b)N/A        (b)N/A        (b)$21.151    (b)$22.735    (b)$24.861    (b)$25.169    (b)$27.694
          Ending AUV..........  (a)N/A        (a)N/A        (a)$22.895    (a)$25.099    (a)$25.473    (a)$28.098    (a)$28.848
                                (b)N/A        (b)N/A        (b)$22.735    (b)$24.861    (b)$25.169    (b)$27.694    (b)$28.362
          Ending Number of
            AUs...............  (a)N/A        (a)N/A        (a)113,928    (a)354,737    (a)816,078    (a)1,145,362  (a)1,263,235
                                (b)N/A        (b)N/A        (b)1,795      (b)28,996     (b)67,325     (b)46,271     (b)47,934
--------------------------------------------------------------------------------------------------------------------------------

MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 7/28/03)
          Beginning AUV.......  (a)N/A        (a)N/A        (a)$21.208    (a)$22.797    (a)$24.931    (a)$25.240    (a)$27.772
                                (b)N/A        (b)N/A        (b)$21.138    (b)$22.697    (b)$24.759    (b)$25.004    (b)$27.443
          Ending AUV..........  (a)N/A        (a)N/A        (a)$22.797    (a)$24.931    (a)$25.240    (a)$27.772    (a)$28.439
                                (b)N/A        (b)N/A        (b)$22.697    (b)$24.759    (b)$25.004    (b)$27.443    (b)$28.032
          Ending Number of
            AUs...............  (a)N/A        (a)N/A        (a)$35,978    (a)126,365    (a)154,678    (a)193,403    (a)189,943
                                (b)N/A        (b)N/A        (b)1,992      (b)13,382     (b)30,015     (b)30,281     (b)29,955
--------------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR   FISCAL YEAR
                                    ENDED         ENDED
      VARIABLE PORTFOLIOS         12/31/08      12/31/09
----------------------------------------------------------
----------------------------------------------------------
INTERNATIONAL GROWTH & INCOME - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$19.811    (a)$10.539
                                (b)$19.516    (b)$10.356
          Ending AUV..........  (a)$10.539    (a)$13.241
                                (b)$10.356    (b)$12.979
          Ending Number of
            AUs...............  (a)145,724    (a)108,116
                                (b)11,331     (b)10,348
----------------------------------------------------------

LORD ABBETT SERIES FUND GROWTH AND INCOME - LASF Class VC
Shares
(Inception Date - 7/28/03)
          Beginning AUV.......  (a)$14.016    (a)$8.777
                                (b)$13.806    (b)$8.624
          Ending AUV..........  (a)$8.777     (a)$10.278
                                (b)$8.624     (b)$10.074
          Ending Number of
            AUs...............  (a)1,953,530  (a)1,784,061
                                (b)54,308     (b)42,066

----------------------------------------------------------

MARSICO FOCUSED GROWTH - SAST Class 1 Shares
(Inception Date - 7/28/03)
          Beginning AUV.......  (a)$13.663    (a)$7.964
                                (b)$13.423    (b)$7.804
          Ending AUV..........  (a)$7.964     (a)$10.252
                                (b)$7.804     (b)$10.021
          Ending Number of
            AUs...............  (a)169,572    (a)167,303
                                (b)0          (b)0
----------------------------------------------------------

MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(Inception Date - 7/28/03)
          Beginning AUV.......  (a)$13.463    (a)$7.827
                                (b)$13.277    (b)$7.700
          Ending AUV..........  (a)$7.827     (a)$10.052
                                (b)$7.700     (b)$9.863
          Ending Number of
            AUs...............  (a)107,603    (a)84,953
                                (b)13,218     (b)9,362
----------------------------------------------------------

MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$25.584    (a)$17.024
                                (b)$25.145    (b)$16.690
          Ending AUV..........  (a)$17.024    (a)$21.251
                                (b)$16.690    (b)$20.782
          Ending Number of
            AUs...............  (a)114,381    (a)96,853
                                (b)4,885      (b)4,781
----------------------------------------------------------

MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$25.373    (a)$16.858
                                (b)$24.979    (b)$16.554
          Ending AUV..........  (a)$16.858    (a)$21.011
                                (b)$16.554    (b)$20.582
          Ending Number of
            AUs...............  (a)45,779     (a)40,549
                                (b)7,753      (b)6,614
----------------------------------------------------------

MFS TOTAL RETURN - SAST Class 1 Shares
(Inception Date - 7/28/03)
          Beginning AUV.......  (a)$28.848    (a)$22.156
                                (b)$28.362    (b)$21.728
          Ending AUV..........  (a)$22.156    (a)$25.854
                                (b)$21.728    (b)$25.292
          Ending Number of
            AUs...............  (a)1,175,435  (a)1,120,206
                                (b)41,654     (b)43,640
----------------------------------------------------------

MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 7/28/03)
          Beginning AUV.......  (a)$28.439    (a)$21.787
                                (b)$28.032    (b)$21.421
          Ending AUV..........  (a)$21.787    (a)$25.360
                                (b)$21.421    (b)$24.872
          Ending Number of
            AUs...............  (a)162,243    (a)147,761
                                (b)25,301     (b)27,626
----------------------------------------------------------





                 AUV - Accumulation Unit Value


                 AU - Accumulation Units


                 (a) Reflects AUV/AU without election of EstatePlus.


                 (b) Reflects AUV/AU with election of EstatePlus.

                                  INCEPTION    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                     TO           ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
      VARIABLE PORTFOLIOS         12/31/01      12/31/02      12/31/03      12/31/04      12/31/05      12/31/06      12/31/07
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

MID-CAP GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$16.649    (a)$13.420    (a)$6.982     (a)$9.438     (a)$10.605    (a)$10.778    (a)$10.888
                                (b)$16.262    (b)$13.385    (b)$6.947     (b)$9.367     (b)$10.499    (b)$10.643    (b)$10.725
          Ending AUV..........  (a)$13.420    (a)$6.982     (a)$9.438     (a)$10.605    (a)$10.778    (a)$10.888    (a)$12.541
                                (b)$13.385    (b)$6.947     (b)$9.367     (b)$10.499    (b)$10.643    (b)$10.725    (b)$12.323
          Ending Number of
            AUs...............  (a)337,250    (a)412,156    (a)1,404,870  (a)642,027    (a)486,379    (a)448,140    (a)352,918
                                (b)24,177     (b)30,661     (b)31,824     (b)31,195     (b)18,828     (b)18,763     (b)16,694

--------------------------------------------------------------------------------------------------------------------------------

MID-CAP GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$15.227    (a)$13.408    (a)$6.966     (a)$9.402     (a)$10.549    (a)$10.704    (a)$10.798
                                (b)$15.227    (b)$13.395    (b)$6.942     (b)$9.346     (b)$10.460    (b)$10.588    (b)$10.653
          Ending AUV..........  (a)$13.408    (a)$6.966     (a)$9.402     (a)$10.549    (a)$10.704    (a)$10.798    (a)$12.419
                                (b)$13.395    (b)$6.942     (b)$9.346     (b)$10.460    (b)$10.588    (b)$10.653    (b)$12.221
          Ending Number of
            AUs...............  (a)99,028     (a)286,530    (a)320,630    (a)300,968    (a)255,726    (a)198,369    (a)158,282
                                (b)13,378     (b)38,608     (b)45,674     (b)47,560     (b)35,869     (b)20,988     (b)19,566
--------------------------------------------------------------------------------------------------------------------------------

NATURAL RESOURCES - AST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$14.706    (a)$14.327    (a)$15.293    (a)$22.251    (a)$27.405    (a)$39.440    (a)$48.529
                                (b)$15.450    (b)$14.289    (b)$15.218    (b)$22.086    (b)$27.133    (b)$38.951    (b)$47.807
          Ending AUV..........  (a)$14.327    (a)$15.293    (a)$22.251    (a)$27.405    (a)$39.440    (a)$48.529    (a)$67.013
                                (b)$14.289    (b)$15.218    (b)$22.086    (b)$27.133    (b)$38.951    (b)$47.807    (b)$65.852
          Ending Number of
            AUs...............  (a)291,991    (a)345,600    (a)360,978    (a)387,002    (a)388,718    (a)315,257    (a)313,563
                                (b)258        (b)3,543      (b)407        (b)1,573      (b)6,105      (b)7,693      (b)6,026
--------------------------------------------------------------------------------------------------------------------------------

NATURAL RESOURCES - AST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$14.651    (a)$14.352    (a)$15.297    (a)$22.221    (a)$27.327    (a)$39.268    (a)$48.246
                                (b)$14.651    (b)$14.309    (b)$15.213    (b)$22.044    (b)$27.042    (b)$38.763    (b)$47.506
          Ending AUV..........  (a)$14.352    (a)$15.297    (a)$22.221    (a)$27.327    (a)$39.268    (a)$48.246    (a)$66.523
                                (b)$14.309    (b)$15.213    (b)$22.044    (b)$27.042    (b)$38.763    (b)$47.506    (b)$65.340
          Ending Number of
            AUs...............  (a)8,807      (a)46,153     (a)59,111     (a)104,211    (a)107,809    (a)99,499     (a)98,316
                                (b)1,515      (b)7,855      (b)8,292      (b)10,339     (b)12,560     (b)7,642      (b)6,517
--------------------------------------------------------------------------------------------------------------------------------

SMALL & MID CAP VALUE* - SAST Class 3 Shares
(Inception Date - 7/28/03)
          Beginning AUV.......  (a)N/A        (a)N/A        (a)$11.487    (a)$13.590    (a)$15.770    (a)$16.432    (a)$18.363
                                (b)N/A        (b)N/A        (b)$11.446    (b)$13.525    (b)$15.657    (b)$16.273    (b)$18.140
          Ending AUV..........  (a)N/A        (a)N/A        (a)$13.590    (a)$15.770    (a)$16.432    (a)$18.363    (a)$18.366
                                (b)N/A        (b)N/A        (b)$13.525    (b)$15.657    (b)$16.273    (b)$18.140    (b)$18.098
          Ending Number of
            AUs...............  (a)N/A        (a)N/A        (a)54,714     (a)680,077    (a)765,432    (a)785,379    (a)755,810
                                (b)N/A        (b)N/A        (b)1,622      (b)19,132     (b)30,011     (b)26,095     (b)24,478
--------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$5.986     (a)$3.452     (a)$1.722     (a)$2.557     (a)$2.455     (a)$2.413     (a)$2.403
                                (b)$4.505     (b)$3.444     (b)$1.714     (b)$2.538     (b)$2.431     (b)$2.383     (b)$2.368
          Ending AUV..........  (a)$3.452     (a)$1.722     (a)$2.557     (a)$2.455     (a)$2.413     (a)$2.403     (a)$2.886
                                (b)$3.444     (b)$1.714     (b)$2.538     (b)$2.431     (b)$2.383     (b)$2.368     (b)$2.836
          Ending Number of
            AUs...............  (a)452,103    (a)477,205    (a)3,596,149  (a)516,107    (a)557,215    (a)357,900    (a)340,916
                                (b)8,367      (b)9,496      (b)14,350     (b)5,093      (b)5,068      (b)2,251      (b)1,504
--------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$4.018     (a)$3.450     (a)$1.718     (a)$2.548     (a)$2.442     (a)$2.397     (a)$2.384
                                (b)$4.018     (b)$3.451     (b)$1.715     (b)$2.536     (b)$2.425     (b)$2.374     (b)$2.355
          Ending AUV..........  (a)$3.450     (a)$1.718     (a)$2.548     (a)$2.442     (a)$2.397     (a)$2.384     (a)$2.858
                                (b)$3.451     (b)$1.715     (b)$2.536     (b)$2.425     (b)$2.374     (b)$2.355     (b)$2.817
          Ending Number of
            AUs...............  (a)54,460     (a)138,692    (a)189,634    (a)160,731    (a)141,004    (a)115,235    (a)104,248
                                (b)32,973     (b)66,335     (b)66,153     (b)46,797     (b)16,272     (b)13,228     (b)12,398
--------------------------------------------------------------------------------------------------------------------------------

TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$13.537    (a)$11.504    (a)$8.638     (a)$10.104    (a)$11.621    (a)$12.192    (a)$15.191
                                (b)$13.611    (b)$11.480    (b)$8.597     (b)$10.031    (b)$11.508    (b)$12.044    (b)$14.969
          Ending AUV..........  (a)$11.504    (a)$8.638     (a)$10.104    (a)$11.621    (a)$12.192    (a)$15.191    (a)$18.091
                                (b)$11.480    (b)$8.597     (b)$10.031    (b)$11.508    (b)$12.044    (b)$14.969    (b)$17.782
          Ending Number of
            AUs...............  (a)741,375    (a)580,807    (a)475,095    (a)406,395    (a)323,245    (a)303,562    (a)272,670
                                (b)346        (b)238        (b)241        (b)234        (b)231        (b)219        (b)62
--------------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR   FISCAL YEAR
                                    ENDED         ENDED
      VARIABLE PORTFOLIOS         12/31/08      12/31/09
----------------------------------------------------------
----------------------------------------------------------

MID-CAP GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$12.541    (a)$6.996
                                (b)$12.323    (b)$6.857
          Ending AUV..........  (a)$6.996     (a)$9.814
                                (b)$6.857     (b)$9.594
          Ending Number of
            AUs...............  (a)276,844    (a)260,386
                                (b)13,654     (b)10,764

----------------------------------------------------------

MID-CAP GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$12.419    (a)$6.917
                                (b)$12.221    (b)$6.790
          Ending AUV..........  (a)$6.917     (a)$9.689
                                (b)$6.790     (b)$9.487
          Ending Number of
            AUs...............  (a)134,604    (a)107,105
                                (b)16,226     (b)12,263
----------------------------------------------------------

NATURAL RESOURCES - AST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$67.013    (a)$33.134
                                (b)$65.852    (b)$32.479
          Ending AUV..........  (a)$33.134    (a)$51.584
                                (b)$32.479    (b)$50.438
          Ending Number of
            AUs...............  (a)182,471    (a)172,807
                                (b)6,042      (b)6,092
----------------------------------------------------------

NATURAL RESOURCES - AST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$66.523    (a)$32.842
                                (b)$65.340    (b)$32.177
          Ending AUV..........  (a)$32.842    (a)$51.053
                                (b)$32.177    (b)$49.895
          Ending Number of
            AUs...............  (a)90,770     (a)83,469
                                (b)5,225      (b)4,714
----------------------------------------------------------

SMALL & MID CAP VALUE* - SAST Class 3 Shares
(Inception Date - 7/28/03)
          Beginning AUV.......  (a)$18.366    (a)$11.728
                                (b)$18.098    (b)$11.528
          Ending AUV..........  (a)$11.728    (a)$16.419
                                (b)$11.528    (b)$16.099
          Ending Number of
            AUs...............  (a)696,195    (a)304,183
                                (b)17,698     (b)17,128
----------------------------------------------------------

TECHNOLOGY - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$2.886     (a)$1.389
                                (b)$2.836     (b)$1.362
          Ending AUV..........  (a)$1.389     (a)$2.058
                                (b)$1.362     (b)$2,012
          Ending Number of
            AUs...............  (a)267,368    (a)394,223
                                (b)1,756      (b)1,551
----------------------------------------------------------

TECHNOLOGY - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$2.858     (a)$1.374
                                (b)$2.817     (b)$1.350
          Ending AUV..........  (a)$1.374     (a)$2.032
                                (b)$1.350     (b)$1.992
          Ending Number of
            AUs...............  (a)85,936     (a)96,572
                                (b)10,895     (b)10,819
----------------------------------------------------------

TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$18.091    (a)$11.146
                                (b)$17.782    (b)$10.928
          Ending AUV..........  (a)$11.146    (a)$14.499
                                (b)$10.928    (b)$14.180
          Ending Number of
            AUs...............  (a)234,850    (a)188,389
                                (b)70         (b)30
----------------------------------------------------------





                 AUV - Accumulation Unit Value


                 AU - Accumulation Units


                 (a) Reflects AUV/AU without election of EstatePlus.


                 (b) Reflects AUV/AU with election of EstatePlus.



                 * Only available as Class 3 shares of SunAmerica Series Trust for all contracts.

                                  INCEPTION    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                     TO           ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
      VARIABLE PORTFOLIOS         12/31/01      12/31/02      12/31/03      12/31/04      12/31/05      12/31/06      12/31/07
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$12.848    (a)$11.507    (a)$8.627     (a)$10.077    (a)$11.572    (a)$12.123    (a)$15.082
                                (b)$12.848    (b)$11.516    (b)$8.613     (b)$10.035    (b)$11.496    (b)$12.014    (b)$14.909
          Ending AUV..........  (a)$11.507    (a)$8.627     (a)$10.077    (a)$11.572    (a)$12.123    (a)$15.082    (a)$17.934
                                (b)$11.516    (b)$8.613     (b)$10.035    (b)$11.496    (b)$12.014    (b)$14.909    (b)$17.684
          Ending Number of
            AUs...............  (a)26,250     (a)131,718    (a)143,243    (a)113,090    (a)65,679     (a)71,962     (a)61,191
                                (b)2,786      (b)6,158      (b)5,277      (b)5,267      (b)5,769      (b)5,511      (b)5,511
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$15.005    (a)$14.299    (a)$14.029    (a)$17.402    (a)$18.754    (a)$19.822    (a)$21.404
                                (b)$14.955    (b)$14.278    (b)$13.987    (b)$17.306    (b)$18.604    (b)$19.615    (b)$21.128
          Ending AUV..........  (a)$14.299    (a)$14.029    (a)$17.402    (a)$18.754    (a)$19.822    (a)$21.404    (a)$22.251
                                (b)$14.278    (b)$13.987    (b)$17.306    (b)$18.604    (b)$19.615    (b)$21.128    (b)$21.909
          Ending Number of
            AUs...............  (a)304,989    (a)257,489    (a)280,688    (a)226,068    (a)237,804    (a)235,107    (a)232,025
                                (b)803        (b)840        (b)702        (b)751        (b)3,592      (b)2,692      (b)3,191

--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$14.490    (a)$14.301    (a)$13.999    (a)$17.339    (a)$18.658    (a)$19.691    (a)$21.232
                                (b)$14.490    (b)$14.287    (b)$13.949    (b)$17.234    (b)$18.499    (b)$19.474    (b)$20.945
          Ending AUV..........  (a)$14.301    (a)$13.999    (a)$17.339    (a)$18.658    (a)$19.691    (a)$21.232    (a)$22.039
                                (b)$14.287    (b)$13.949    (b)$17.234    (b)$18.499    (b)$19.474    (b)$20.945    (b)$21.687
          Ending Number of
            AUs...............  (a)1,808      (a)13,981     (a)32,864     (a)33,185     (a)35,707     (a)34,026     (a)26,765
                                (b)500        (b)1,426      (b)2,535      (b)4,668      (b)4,505      (b)3,417      (b)3,507
--------------------------------------------------------------------------------------------------------------------------------

VAN KAMPEN LIT CAPITAL GROWTH, CLASS II SHARES*
(Inception Date - 12/10/01)
          Beginning AUV.......  (a)$10.352    (a)$10.377    (a)$6.883     (a)$8.613     (a)$9.057     (a)$9.602     (a)$9.705
                                (b)$10.311    (b)$10.334    (b)$6.837     (b)$8.533     (b)$8.952     (b)$9.466     (b)$9.544
          Ending AUV..........  (a)$10.377    (a)$6.883     (a)$8.613     (a)$9.057     (a)$9.602     (a)$9.705     (a)$11.150
                                (b)$10.334    (b)$6.837     (b)$8.533     (b)$8.952     (b)$9.466     (b)$9.544     (b)$10.938
          Ending Number of
            AUs...............  (a)1,143      (a)125,151    (a)215,584    (a)176,263    (a)135,111    (a)159,275    (a)136,702
                                (b)0          (b)22,249     (b)29,430     (b)24,145     (b)17,356     (b)16,016     (b)14,186
--------------------------------------------------------------------------------------------------------------------------------

VAN KAMPEN LIT COMSTOCK, CLASS II SHARES*
(Inception Date - 12/10/01)
          Beginning AUV.......  (a)$10.106    (a)$10.214    (a)$8.098     (a)$10.431    (a)$12.064    (a)$12.371    (a)$14.139
                                (b)$10.109    (b)$10.216    (b)$8.081     (b)$10.382    (b)$11.978    (b)$12.252    (b)$13.968
          Ending AUV..........  (a)$10.214    (a)$8.098     (a)$10.431    (a)$12.064    (a)$12.371    (a)$14.139    (a)$13.601
                                (b)$10.216    (b)$8.081     (b)$10.382    (b)$11.978    (b)$12.252    (b)$13.968    (b)$13.404
          Ending Number of
            AUs...............  (a)3,643      (a)143,852    (a)339,444    (a)795,254    (a)1,711,110  (a)2,082,815  (a)2,081,629
                                (b)0          (b)24,918     (b)31,988     (b)85,928     (b)127,517    (b)112,674    (b)98,557
--------------------------------------------------------------------------------------------------------------------------------

VAN KAMPEN LIT GROWTH AND INCOME, CLASS II SHARES*
(Inception Date - 1/25/02)
          Beginning AUV.......  (a)N/A        (a)$10.072    (a)$8.857     (a)$11.139    (a)$12.520    (a)$13.529    (a)$15.454
                                (b)N/A        (b)$10.029    (b)$8.833     (b)$11.081    (b)$12.424    (b)$13.392    (b)$15.259
          Ending AUV..........  (a)N/A        (a)$8.857     (a)$11.139    (a)$12.520    (a)$13.529    (a)$15.454    (a)$15.605
                                (b)N/A        (b)$8.833     (b)$11.081    (b)$12.424    (b)$13.392    (b)$15.259    (b)$15.370
          Ending Number of
            AUs...............  (a)N/A        (a)86,876     (a)249,631    (a)538,902    (a)1,073,082  (a)1,569,658  (a)1,714,845
                                (b)N/A        (b)18,787     (b)12,434     (b)22,333     (b)34,442     (b)39,506     (b)43,813
--------------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR   FISCAL YEAR
                                    ENDED         ENDED
      VARIABLE PORTFOLIOS         12/31/08      12/31/09
----------------------------------------------------------
----------------------------------------------------------
TELECOM UTILITY - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$17.934    (a)$11.033
                                (b)$17.684    (b)$10.852
          Ending AUV..........  (a)$11.033    (a)$14.330
                                (b)$10.852    (b)$14.060
          Ending Number of
            AUs...............  (a)71,451     (a)59,631
                                (b)1,195      (b)931
----------------------------------------------------------

TOTAL RETURN BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$22.251    (a)$23.027
                                (b)$21.909    (b)$22.616
          Ending AUV..........  (a)$23.027    (a)$25.309
                                (b)$22.616    (b)$24.795
          Ending Number of
            AUs...............  (a)415,921    (a)494,633
                                (b)8,851      (b)23,089

----------------------------------------------------------

TOTAL RETURN BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
          Beginning AUV.......  (a)$22.039    (a)$22.773
                                (b)$21.687    (b)$22.354
          Ending AUV..........  (a)$22.773    (a)$24.991
                                (b)$22.354    (b)$24.470
          Ending Number of
            AUs...............  (a)40,655     (a)58,276
                                (b)11,211     (b)11,182
----------------------------------------------------------

VAN KAMPEN LIT CAPITAL GROWTH, CLASS II SHARES*
(Inception Date - 12/10/01)
          Beginning AUV.......  (a)$11.150    (a)$5.588
                                (b)$10.938    (b)$5.468
          Ending AUV..........  (a)$5.588     (a)$9.117
                                (b)$5.468     (b)$8.889
          Ending Number of
            AUs...............  (a)133,147    (a)165,945
                                (b)11,216     (b)12,997
----------------------------------------------------------

VAN KAMPEN LIT COMSTOCK, CLASS II SHARES*
(Inception Date - 12/10/01)
          Beginning AUV.......  (a)$13.601    (a)$8.600
                                (b)$13.404    (b)$8.454
          Ending AUV..........  (a)$8.600     (a)$10.877
                                (b)$8.454     (b)$10.665
          Ending Number of
            AUs...............  (a)1,905,107  (a)1,694,718
                                (b)95,171     (b)78,545
----------------------------------------------------------

VAN KAMPEN LIT GROWTH AND INCOME, CLASS II SHARES*
(Inception Date - 1/25/02)
          Beginning AUV.......  (a)$15.605    (a)$10.419
                                (b)$15.370    (b)$10.236
          Ending AUV..........  (a)$10.419    (a)$12.736
                                (b)$10.236    (b)$12.481
          Ending Number of
            AUs...............  (a)1,576,347  (a)1,444,504
                                (b)44,688     (b)39,232
----------------------------------------------------------





                 AUV - Accumulation Unit Value


                 AU - Accumulation Units


                 (a) Reflects AUV/AU without election of EstatePlus.


                 (b) Reflects AUV/AU with election of EstatePlus.



                 * On or about June 1, 2010, (1) Van Kampen LIT Capital Growth,
                   Class II Shares will be renamed to Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares; (2) Van Kampen LIT Comstock, Class II Shares will be renamed to Invesco Van Kampen V.I. Comstock Fund, Series II Shares; (3) Van Kampen LIT Growth and Income, Class II Shares will be renamed to Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares and (4) the trust for these Variable Portfolios will be changed from Van Kampen Life Investment Trust to AIM Variable Insurance Funds (Invesco Variable Insurance Funds), subject to shareholder and other necessary approvals.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following details the death benefit options payable upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Net Purchase Payment" is used frequently in describing the death benefit payable upon a spousal continuation. We define Continuation Net Purchase Payment as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, the Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution, if any.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.


THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER THE CONTINUING SPOUSE'S 86TH BIRTHDAY.





If the Continuing Spouse is below age 90 at the time of death, and:


     If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:


     a.  The contract value; or


     b.  Continuation Net Purchase Payments; or


     c. The Maximum Anniversary Value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Withdrawals recorded since the contract anniversary in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.


     If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:


     a.  The contract value; or


     b.  Net Purchase Payments received since the original issue date; or


     c. The Maximum Anniversary Value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Withdrawals since the contract anniversary in the same proportion that the Withdrawal reduced each contract value on the date of the Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.



     If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary Value death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.





THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN OCTOBER 24, 2001 AND APRIL 30, 2009.



A. DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:



     1. PURCHASE PAYMENT ACCUMULATION OPTION



     If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:



     a. The contract value; or



     b. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date or for any contracts issued in the State of Washington, regardless of age) plus any Purchase Payments recorded after the date of death; and reduced by any Withdrawals recorded after the date of death in the same proportion that the Withdrawal reduced the contract value on the date of each withdrawal; or



     c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any Withdrawals recorded after the seventh contract anniversary in the same proportion that the Withdrawal reduced the contract value on the date of the Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase

        Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.



     If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:



     a. The contract value; or



     b. Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal; or



     c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Withdrawals since the seventh contract anniversary in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Withdrawals recorded after the date of death in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal.



     2. MAXIMUM ANNIVERSARY VALUE OPTION -- if the Continuing spouse is below 90 at the time of death, and:



     If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:



     a. The contract value; or



     b. Continuation Net Purchase Payments; or



     c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Withdrawals recorded since the contract anniversary in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.



     If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:



     a. The contract value; or



     b. Net Purchase Payments received since the original issue date; or



     c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Withdrawals since the contract anniversary in the same proportion that the Withdrawal reduced each contract value on the date of the Withdrawal.



     Contract anniversary is defined as the full 12 month period after the original contract issue date.



     If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.



     The following is a description of the EstatePlus death benefit following Spousal Continuation, if elected, for contracts issued between March 30, 2001 and April 30, 2009:



B. THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:



The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus is not payable after the Latest Annuity Date.



If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary Value option.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:


----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0-4              25% of Earnings    40% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 5-9              40% of Earnings    65% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 10+              50% of Earnings    75% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------





What is the Contract Year of Death?


Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus benefit as indicated in the tables above.


What is the EstatePlus benefit?


We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where


     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?


The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.




THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED PRIOR TO OCTOBER 24, 2001:



DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:



OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION



     If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:



     a. The contract value; or



     b. The contract value on the Continuation Date (including the Continuation Contribution) plus any Purchase Payments minus any withdrawals made since the Continuation Date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or



     c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments less withdrawals recorded after the date of death. The Continuation Contribution is considered a Purchase Payment received on the Continuation Date.



     If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:



     a. The contract value; or



     b. Purchase Payments minus withdrawals made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or



     c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments less withdrawals recorded after the date of death.



OPTION 2 -- MAXIMUM ANNIVERSARY VALUE OPTION



     If the Continuing Spouse is below age 90 at the time of death, and if a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:



     a. The contract value; or



     b. Continuation Net Purchase Payments plus Purchase Payments made since the Continuation Date; and reduced for withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or



     c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.



     If the Continuing Spouse is below age 90 at the time of death and if a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:



     a. The contract value; or



     b. Net Purchase Payments received since the original issue date; or



     c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.



     If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------
   PROSPECTUS PROVISION            AVAILABILITY OR VARIATION              STATES
------------------------------------------------------------------------------------
 Transfer Privilege         Any transfer over the limit of 15 will    Pennsylvania
                            incur a $10 transfer fee.                 Texas
------------------------------------------------------------------------------------
 Free Look                  If you reside in Arizona and are age 65   Arizona
                            or older on your Contract Date, the
                            Free Look period is 30 days
------------------------------------------------------------------------------------
 Free Look                  If you reside in California and are age   California
                            60 or older on your Contract Date, the
                            Free Look period is 30 days.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0.50%    California
                            for Qualified contracts and 2.35% for
                            Non-Qualified contracts based on
                            contract value when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Maine
                            Qualified contracts and 2.0% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Nevada
                            Qualified contracts and 3.5% for Non-
                            Qualified contracts based on contract
                            value when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                For the first $500,000 in the contract,   South Dakota
                            we deduct premium tax charges of 0% for
                            Qualified contracts and 1.25% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase. For any amount in excess
                            of $500,000 in the contract, we deduct
                            front-end premium tax charges of 0% for
                            Qualified contracts and 0.80% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 1.0%     West Virginia
                            for Qualified contracts and 1.0% for
                            Non-Qualified contracts based on
                            contract value when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Wyoming
                            Qualified contracts and 1.0% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase.
------------------------------------------------------------------------------------

  Please forward a copy (without charge) of the Anchor Advisor Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ----------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: -------------------------------------------------------


Date: ------------------------------    Signed: ----------------------------



  Return to: SunAmerica Annuity and Life Assurance Company, Annuity Service Center, P.O. Box 54299,
  Los Angeles, California 90054-0299

                      STATEMENT OF ADDITIONAL INFORMATION


              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

            ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY


                               IN CONNECTION WITH

                          VARIABLE ANNUITY ACCOUNT FOUR

                         ANCHOR ADVISOR VARIABLE ANNUITY



This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 1, 2010 relating to the annuity contracts described above, a copy of which may be obtained without charge by calling
(800) 445-7862 or by written request addressed to:



                 SunAmerica Annuity and Life Assurance Company


                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299


      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2010

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
Separate Account and the Company...........................................   3

General Account............................................................   4

Support Agreement Between the Company and American International Group.....   4

Performance Data ..........................................................   5

Annuity Income Payments....................................................   8

Annuity Unit Values........................................................   9

Taxes......................................................................  12

Broker-Dealer Firms Receiving Revenue Sharing Payments.....................  22

Distribution of Contracts..................................................  23

Financial Statements.......................................................  23

                        SEPARATE ACCOUNT AND THE COMPANY

        Variable Annuity Account Four (the "Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on November 8, 1994, pursuant to the provisions of California law, as a segregated asset account of the Company. Anchor National has since re-domesticated to Arizona. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("SunAmerica Life"). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company ("Company"). These were name changes only and did not affect the substance of any contract.



        The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.



        The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

        The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying funds. Values allocated to the Separate Account and the amount of variable Income Payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.

        The basic objective of a variable annuity contract is to provide variable Income Payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The Contract is designed to seek to accomplish this objective by providing that variable Income Payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable Income Payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

        Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable Income Payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the Contract (although the Company does not guarantee the amounts of the variable Income Payments).

                         AMERICAN HOME ASSURANCE COMPANY


        All references in this SAI to American Home Assurance Company ("American Home") apply to contracts issued prior to December 29, 2006 at 4:00p.m. Eastern Time. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.


                                 GENERAL ACCOUNT

        The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the one-year fixed investment option and/or the one year DCA fixed account available in connection with the general account, as elected by the owner at the time of purchasing a contract or upon making a subsequent payment. Assets supporting amounts allocated to the one-year fixed investment option and/or the one-year DCA account become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

        The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.


     SUPPORT AGREEMENT BETWEEN THE COMPANY AND AMERICAN INTERNATIONAL GROUP

        The Company has a support agreement in effect between the Company and American International Group (the "Support Agreement"), pursuant to which American International Group has agreed that American International Group will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, American International Group will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by American International Group to any person of any obligations of the Company. American International Group may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against American International Group and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against American International Group on behalf of the Company.

                                PERFORMANCE DATA


      From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

      The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

      For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).


      Performance data for the various Variable Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO

      Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

            Base Period Return = (EV-SV)/(SV)

      where:
            SV = value of one Accumulation Unit at the start of a 7 day period EV = value of one Accumulation Unit at the end of the 7 day period

      The value of the Accumulation Unit at the end of the period (EV) is determined by (1) adding, to the value of the Accumulation Unit at the beginning of the period (SV), the investment income from the underlying fund attributed to the Accumulation Unit over the period, and (2) subtracting, from the result, the portion of the annual mortality and expense risk and distribution expense charges allocable to the 7 day period (obtained by multiplying the annually-based charges by the fraction 365/7).

      The current yield is then obtained by annualizing the Base Period Return:

      Current Yield = (Base Period Return) x (365/7)

      The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

      Effective Yield = [(Base Period Return + 1)365/7 - 1]

      The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

      Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in value of your investment.

OTHER VARIABLE PORTFOLIOS

      The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return".

      These rates of return do not reflect election of optional features. The rates of return would be lower if these features were included in the calculations. The total return figures are based on historical data and are not intended to indicate future performance. These rates of return reflect the currently applicable 12b-1 service fee on the Trusts. If you purchased your contract before July 9, 2001, the variable portfolio shares of the Anchor Series and SunAmerica Series Trusts are not subject to the 12b-1 service fee, and therefore, the performance figures would be slightly higher.


     Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                 P (1 + T)/(n)/ =  ERV

     where:

                 P = a hypothetical initial payment of $1,000

                 T = average annual total return

                 n = number of years

                 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).


     The total return figures reflect the effect of recurring charges, as discussed herein. Total return figures are derived from historical data and are not intended to be a projection of future performance.



POLARIS PORTFOLIO ALLOCATOR MODELS PERFORMANCE

     The Separate Account also computes "total return" data for each of the Polaris Portfolio Allocator models. Each model is comprised of a combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

      Total return for a Polaris Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each reevaluation date. The model inception date is the date when the model was first offered for investment.

                             ANNUITY INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

      The initial Annuity Income Payment is determined by applying separately that portion of the contract value allocated to the fixed investment option and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

      The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable Income Payment. The number of Annuity Units determined for the first variable Income Payment remains constant for the second and subsequent monthly variable Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

      For fixed Income Payments, the amount of the second and each subsequent monthly Income Payment is the same as that determined above for the first monthly payment.

      For variable Income Payments, the amount of the second and each subsequent monthly Income Payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each Income Payment is due.

                               ANNUITY UNIT VALUES

      The value of an Annuity Unit is determined independently for each Variable Portfolio.

      The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceed 3.5%, variable Income Payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable Income Payments will decrease over time. If the net investment rate equals 3.5%, the variable Income Payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for Income Payments to increase (or not to decrease).

      The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each Income Payment will vary accordingly.

      For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

      The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

      The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

      (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

      (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

      The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change in the value of the Variable Portfolio; a NIF greater than 1.000 results in from increase in the value of the Variable Portfolio; and a NIF less than 1.000 results from a decrease in the value of the Variable Portfolio. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the

Variable Portfolio invests; it is also reduced by Separate Account asset charges.

      ILLUSTRATIVE EXAMPLE

      Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

            NIF = ($11.46/$11.44)

            = 1.00174825

      ILLUSTRATIVE EXAMPLE

      The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the Income Payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable Income Payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:
                      (1/12
            1/[(1.035)     )] = 0.99713732

      In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

            $10.103523 x 1.00174825 x 0.99713732 = $10.092213

VARIABLE INCOME PAYMENTS

      ILLUSTRATIVE EXAMPLE

      Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second Income Payment date is $13.327695.

      P's first variable Income Payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly Income Payments for each $1,000 of applied contract value, P's first variable Income Payment is determined by multiplying the monthly installment of $5.42 (Option 4v table, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

      First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

      The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Annuity Units to Annuity Units of another Variable Portfolio) is also determined at this time and is equal to the amount of the first variable Income Payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

      Annuity Units = $630.95/$13.256932 = 47.593968

      P's second variable Income Payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

      Second Payment = 47.593968 x $13.327695 = $634.32

      The third and subsequent variable Income Payments are computed in a manner similar to the second variable Income Payment.

      Note that the amount of the first variable Income Payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable Income Payments.

                                      TAXES

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the

Contracts should seek competent financial advice about the tax consequences of any distributions.

On March 30, 2010, the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     -   after attainment of age 59 1/2;

     -   when paid to your beneficiary after you die;

     -   after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     -   dividends paid with respect to stock of a corporation described in IRC
         Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     -   distributions from IRAs for higher education expenses;

     -   distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal income tax-free. The Heroes Earnings Assistance and Relief Tax Act of 2008 expanded the reservist provision to include all individuals called up to active duty since September 11, 2001.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Beginning in 2008, subject to federal income limitations, funds in a Qualified contract may be rolled directly over to a Roth IRA.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the (other than a plan funded with IRAs) assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e)(4)(c), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers AND exchanges (both referred to below as "transfers") of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules could have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a contract or custodial account in a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it would consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. The IRS made this earlier guidance permanent in Revenue Procedure 2008-24, superseding Notice 2003-51, although it shortened the presumption period from 24 months to 12 months. Revenue Procedure 2008-24 provides that a transfer will be treated as a tax-free exchange under Code section 1035 if either (a) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in exchange (the date of transfer); or (b) the taxpayer demonstrates that one of the conditions described in Code section 72(q) or any similar life event (such as divorce or loss of employment) occurred between the date of the transfer and the date of the withdrawal or surrender. We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied. Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2010 is the lesser of 100% of includible compensation or $16,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,500 in 2010 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2010 may not exceed the lesser of $49,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or
Roth) contribution for 2010 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2010. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI of less than $89,000, your contribution may be fully deductible; if your income is between $89,000 and $109,000, your contribution may be partially deductible and if your income is $109,000 or more, your contribution may not be deductible. If you are single and your income is less than $56,000, your contribution may be fully deductible; if your income is between $56,000 and $66,000, your contribution may be partially deductible and if your income is $66,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is and if your modified AGI is between $167,000 and $177,000, your contribution may be partially deductible.


(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2010 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2010. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $167,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $105,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA.

Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the

Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

                               BROKER-DEALER FIRMS
                       RECEIVING REVENUE SHARING PAYMENTS


The following list includes the names of member firms of the FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2009, from SunAmerica Annuity and Life Assurance Company and First SunAmerica Life Insurance Company, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

AmTrust Investment Services, Inc.
Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Financial Network Investment Corporation
FSC Securities Corp.
ING Financial Partners, Inc.
LPL Financial Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Multi Financial Securities Corp.
NEXT Financial Group, Inc.
Primevest Financial Services, Inc.
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sammons Securities Co. LLC
Securities America, Inc.
Summit Brokerage Services, Inc.
UBS Financial Services Inc.
WAMU Investments, Inc.


We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                            DISTRIBUTION OF CONTRACTS


        The contracts are offered on a continuous basis through SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and SunAmerica Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.


                              FINANCIAL STATEMENTS

The following financial statements of Variable Annuity Account Four are included in this Statement of Additional Information:

        -  Report of Independent Registered Public Accounting Firm
        -  Statement of Assets and Liabilities as of December 31, 2009
        -  Schedule of Portfolio Investments as of December 31, 2009
        -  Statement of Operations for the year ended December 31, 2009
        - Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008
        -  Notes to Financial Statements

The following consolidated financial statements of SunAmerica Annuity and Life Assurance Company are included in this Statement of Additional Information:

        -  Report of Independent Registered Public Accounting Firm
        -  Consolidated Balance Sheet as of December 31, 2009 and 2008
        - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2009, 2008 and 2007
        - Consolidated Statement of Cash Flows for the years ended December 31, 2009, 2008 and 2007
        -  Notes to Consolidated Financial Statements

The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

The following statutory financial statements of American Home Assurance Company are included in this Statement of Additional Information:

        -  Report of Independent Auditors
        - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2009 and 2008
        - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2009, 2008 and 2007
        - Statements of Cash Flow for the years ended December 31, 2009, 2008 and 2007
        -  Notes to Statutory Basis Financial Statements

You should only consider the statutory financial statements of American Home that we include in this Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued prior to December 29, 2006 at 4 p.m. Eastern time ("Point of Termination"). Contracts with an issue date after the Point of Termination are not covered by the American Home guarantee.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for American Home Assurance Company. The audited financial statements referred to above are included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                          VARIABLE ANNUITY ACCOUNT FOUR

                                       OF

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2009 AND 2008

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2009 AND 2008

                                    CONTENTS

Report of Independent Registered Public Accounting Firm...................   1
Statement of Assets and Liabilities, December 31, 2009....................   2
Schedule of Portfolio Investments, December 31, 2009......................  11
Statement of Operations, for the year ended December 31, 2009.............  12
Statement of Changes in Net Assets, for the year ended December 31, 2009..  21
Statement of Changes in Net Assets, for the year ended December 31, 2008..  30
Notes to Financial Statements.............................................  39

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of SunAmerica Annuity and Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account Four

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Four, a separate account of SunAmerica Annuity and Life Assurance Company (the "Separate Account") at December 31, 2009, and the results of their operations for the periods indicated and the changes in each of their net assets for the periods indicated in each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
April 27, 2010

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                         Government                                                 Government
                                  Asset       Capital        and                  Natural     Asset      Capital        and
                               Allocation  Appreciation Quality Bond   Growth    Resources Allocation Appreciation Quality Bond
                                Portfolio    Portfolio    Portfolio   Portfolio  Portfolio  Portfolio   Portfolio    Portfolio
                                (Class 1)    (Class 1)    (Class 1)   (Class 1)  (Class 1)  (Class 2)   (Class 2)    (Class 2)
                               ------------------------ ------------ ---------- ---------- ---------- ------------ ------------
Assets:
   Investments in Trusts, at
      net asset value          $26,508,941  $31,021,972  $29,981,597 $9,942,296 $9,221,627 $9,878,053  $5,046,365   $12,151,949
                               -----------  -----------  ----------- ---------- ---------- ----------  ----------   -----------
Liabilities:                             0            0            0          0          0          0           0             0
                               -----------  -----------  ----------- ---------- ---------- ----------  ----------   -----------
Net assets:                    $26,508,941  $31,021,972  $29,981,597 $9,942,296 $9,221,627 $9,878,053  $5,046,365   $12,151,949
                               ===========  ===========  =========== ========== ========== ==========  ==========   ===========
   Accumulation units          $26,271,403  $30,893,393  $29,780,551 $9,698,004 $9,167,439 $9,878,053  $5,046,365   $12,151,949
   Contracts in payout
      (annuitization) period       237,538      128,579      201,046    244,292     54,188          0           0             0
                               -----------  -----------  ----------- ---------- ---------- ----------  ----------   -----------
      Total net assets         $26,508,941  $31,021,972  $29,981,597 $9,942,296 $9,221,627 $9,878,053  $5,046,365   $12,151,949
                               ===========  ===========  =========== ========== ========== ==========  ==========   ===========
Accumulation units outstanding   1,074,333      715,762    1,555,544    334,035    178,899    405,615     117,894       639,106
                               ===========  ===========  =========== ========== ========== ==========  ==========   ===========
Contracts With Total Expenses
   of 1.52%:
   Net Assets                  $26,319,107  $30,134,388  $29,376,960 $9,668,228 $8,914,326 $9,466,207  $4,441,985   $11,187,781
   Accumulation units
      outstanding                1,066,473      694,829    1,523,474    324,624    172,807    388,375     103,518       587,444
   Unit value of accumulation
      units                    $     24.68  $     43.37  $     19.28 $    29.78 $    51.58 $    24.37  $    42.91   $     19.04
Contracts With Total Expenses
   of 1.77%:
   Net Assets                  $   189,834  $   887,584  $   604,637 $  274,068 $  307,301 $  411,846  $  604,380   $   964,168
   Accumulation units
      outstanding                    7,860       20,933       32,070      9,411      6,092     17,240      14,376        51,662
   Unit value of accumulation
      units                    $     24.15  $     42.40  $     18.86 $    29.12 $    50.44 $    23.89  $    42.04   $     18.66

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                                            Natural  Aggressive  Alliance                Blue Chip   Capital      Cash
                                 Growth    Resources   Growth     Growth      Balanced    Growth      Growth   Management
                                Portfolio  Portfolio  Portfolio  Portfolio   Portfolio   Portfolio  Portfolio  Portfolio
                                (Class 2)  (Class 2)  (Class 1)  (Class 1)   (Class 1)   (Class 1)  (Class 1)  (Class 1)
                               ---------- ---------- ---------- ----------- ----------- ---------- ---------- -----------
Assets:
   Investments in Trusts, at
      net asset value          $2,006,072 $4,496,507 $3,306,002 $14,824,229 $10,976,247 $1,010,733  $871,443  $12,860,631
                               ---------- ---------- ---------- ----------- ----------- ----------  --------  -----------
Liabilities:                            0          0          0           0           0          0         0            0
                               ---------- ---------- ---------- ----------- ----------- ----------  --------  -----------
Net assets:                    $2,006,072 $4,496,507 $3,306,002 $14,824,229 $10,976,247 $1,010,733  $871,443  $12,860,631
                               ========== ========== ========== =========== =========== ==========  ========  ===========
   Accumulation units          $2,006,072 $4,496,507 $3,238,808 $14,681,649 $10,903,622 $1,009,428  $865,355  $12,743,306
   Contracts in payout
      (annuitization) period            0          0     67,194     142,580      72,625      1,305     6,088      117,325
                               ---------- ---------- ---------- ----------- ----------- ----------  --------  -----------
        Total net assets       $2,006,072 $4,496,507 $3,306,002 $14,824,229 $10,976,247 $1,010,733  $871,443  $12,860,631
                               ========== ========== ========== =========== =========== ==========  ========  ===========
Accumulation units outstanding     68,380     88,184    296,920     488,672     723,203    175,606   125,055      950,483
                               ========== ========== ========== =========== =========== ==========  ========  ===========
Contracts With Total Expenses
   of 1.52%:
   Net Assets                  $1,625,786 $4,261,279 $3,269,761 $14,647,244 $10,895,678 $  804,083  $805,866  $12,663,163
   Accumulation units
      outstanding                  55,198     83,470    293,591     482,705     717,776    139,053   115,451      935,602
   Unit value of accumulation
      units                    $    29.46 $    51.05 $    11.14 $     30.34 $     15.18 $     5.78  $   6.98  $     13.54
Contracts With Total Expenses
   of 1.77%:
   Net Assets                  $  380,286 $  235,228 $   36,241 $   176,985 $    80,569 $  206,650  $ 65,577  $   197,468
   Accumulation units
      outstanding                  13,182      4,714      3,329       5,967       5,427     36,553     9,604       14,881
   Unit value of accumulation
      units                    $    28.85 $    49.90 $    10.89 $     29.67 $     14.85 $     5.65  $   6.82  $     13.24

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                                              Davis
                                Corporate    Venture    "Dogs" of      Equity    Fundamental    Global    Global     Growth-
                                  Bond        Value    Wall Street Opportunities   Growth        Bond    Equities     Income
                                Portfolio   Portfolio   Portfolio    Portfolio    Portfolio   Portfolio  Portfolio  Portfolio
                                (Class 1)   (Class 1)   (Class 1)    (Class 1)    (Class 1)   (Class 1)  (Class 1)  (Class 1)
                               ----------- ----------- ----------- ------------- ----------- ---------- ---------- -----------
Assets:
   Investments in Trusts, at
      net asset value          $24,465,497 $46,144,905  $1,999,948   $4,880,951    $828,470  $9,348,775 $3,482,309 $16,787,412
                               ----------- -----------  ----------   ----------    --------  ---------- ---------- -----------
Liabilities:                             0           0           0            0           0           0          0           0
                               ----------- -----------  ----------   ----------    --------  ---------- ---------- -----------
Net assets:                    $24,465,497 $46,144,905  $1,999,948   $4,880,951    $828,470  $9,348,775 $3,482,309 $16,787,412
                               =========== ===========  ==========   ==========    ========  ========== ========== ===========
   Accumulation units          $24,354,775 $45,967,830  $1,997,872   $4,793,185    $828,470  $9,317,954 $3,463,874 $16,668,769
   Contracts in payout
      (annuitization) period       110,722     177,075       2,076       87,766           0      30,821     18,435     118,643
                               ----------- -----------  ----------   ----------    --------  ---------- ---------- -----------
      Total net assets         $24,465,497 $46,144,905  $1,999,948   $4,880,951    $828,470  $9,348,775 $3,482,309 $16,787,412
                               =========== ===========  ==========   ==========    ========  ========== ========== ===========
Accumulation units outstanding   1,120,208   1,418,955     185,226      301,202      52,831     429,621    184,956     682,613
                               =========== ===========  ==========   ==========    ========  ========== ========== ===========
Contracts With Total Expenses
   of 1.52%:
   Net Assets                  $23,985,463 $45,503,723  $1,987,852   $4,765,844    $799,221  $9,244,236 $3,456,795 $16,597,695
   Accumulation units
      outstanding                1,097,726   1,398,791     184,082      293,940      50,924     424,710    183,573     674,727
   Unit value of accumulation
      units                    $     21.85 $     32.53  $    10.80   $    16.22    $  15.69  $    21.77 $    18.83 $     24.60
Contracts With Total Expenses
   of 1.77%:
   Net Assets                  $   480,034 $   641,182  $   12,096   $  115,107    $ 29,249  $  104,539 $   25,514 $   189,717
   Accumulation units
      outstanding                   22,482      20,164       1,144        7,262       1,907       4,911      1,383       7,886
   Unit value of accumulation
      units                    $     21.36 $     31.80  $    10.56   $    15.85    $  15.35  $    21.28 $    18.41 $     24.06

   The accompanying notes are an integral part of these financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2009
                                  (continued)

                                                                                                     MFS
                                                         International International   Marsico  Massachusetts     MFS
                                   Growth     High-Yield  Diversified    Growth and    Focused    Investors      Total      Mid-Cap
                               Opportunities     Bond       Equities       Income      Growth       Trust        Return     Growth
                                 Portfolio    Portfolio    Portfolio     Portfolio    Portfolio   Portfolio    Portfolio   Portfolio
                                 (Class 1)    (Class 1)    (Class 1)     (Class 1)    (Class 1)   (Class 1)    (Class 1)   (Class 1)
                               ------------- ----------- ------------- ------------- ---------- ------------- ----------- ----------
Assets:
   Investments in Trusts, at
      net asset value             $547,264   $11,483,597  $10,196,431    $4,075,731  $1,715,358   $2,157,742  $30,066,352 $2,659,351
                                  --------   -----------  -----------    ----------  ----------   ----------  ----------- ----------
Liabilities:                             0             0            0             0           0            0            0          0
                                  --------   -----------  -----------    ----------  ----------   ----------  ----------- ----------
Net assets:                       $547,264   $11,483,597  $10,196,431    $4,075,731  $1,715,358   $2,157,742  $30,066,352 $2,659,351
                                  ========   ===========  ===========    ==========  ==========   ==========  =========== ==========
   Accumulation units             $539,700   $11,452,809  $10,116,079    $4,053,472  $1,713,867   $2,138,007  $30,052,710 $2,648,498
   Contracts in payout
      (annuitization) period         7,564        30,788       80,352        22,259       1,491       19,735       13,642     10,853
                                  --------   -----------  -----------    ----------  ----------   ----------  ----------- ----------
      Total net assets            $547,264   $11,483,597  $10,196,431    $4,075,731  $1,715,358   $2,157,742  $30,066,352 $2,659,351
                                  ========   ===========  ===========    ==========  ==========   ==========  =========== ==========
Accumulation units outstanding     109,881       584,237      812,989       304,692     167,303      101,634    1,163,846    271,150
                                  ========   ===========  ===========    ==========  ==========   ==========  =========== ==========
Contracts With Total Expenses
   of 1.52%:
   Net Assets                     $501,965   $11,316,602  $10,130,492    $3,975,855  $1,715,358   $2,058,370  $28,962,533 $2,556,072
   Accumulation units
      outstanding                  100,610       575,583      807,607       297,062     167,303       96,853    1,120,206    260,386
   Unit value of accumulation
      units                       $   4.99   $     19.67  $     12.55    $    13.39  $    10.25   $    21.25  $     25.85 $     9.81
Contracts With Total Expenses
   of 1.77%:
   Net Assets                     $ 45,299   $   166,995  $    65,939    $   99,876  $     --     $   99,372  $ 1,103,819 $  103,279
   Accumulation units
      outstanding                    9,271         8,654        5,382         7,630        --          4,781       43,640     10,764
   Unit value of accumulation
      units                       $   4.89   $     19.25  $     12.27    $    13.08  $     --     $    20.78  $     25.29 $     9.59

The accompanying notes are an integral part of these financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2009
                                  (continued)

                                             Telecom       Total    Aggressive  Alliance              Blue Chip  Capital
                               Technology    Utility    Return Bond   Growth     Growth    Balanced    Growth     Growth
                                Portfolio   Portfolio    Portfolio   Portfolio  Portfolio  Portfolio  Portfolio Portfolio
                                (Class 1)   (Class 1)    (Class 1)   (Class 2)  (Class 2)  (Class 2)  (Class 2) (Class 2)
                               ---------  ------------- ----------- ---------- ---------- ---------- ---------- ---------
Assets:
   Investments in Trusts, at
      net asset value           $814,394    $2,731,789  $13,091,289  $310,081  $2,460,860 $2,271,009  $745,693   $245,580
                                --------    ----------  -----------  --------  ---------- ----------  --------   --------
Liabilities:                           0             0            0         0           0          0         0          0
                                --------    ----------  -----------  --------  ---------- ----------  --------   --------
Net assets:                     $814,394    $2,731,789  $13,091,289  $310,081  $2,460,860 $2,271,009  $745,693   $245,580
                                ========    ==========  ===========  ========  ========== ==========  ========   ========
   Accumulation units           $814,394    $2,707,475  $13,067,341  $310,081  $2,460,860 $2,271,009  $745,693   $245,580
   Contracts in payout
      (annuitization) period           0        24,314       23,948         0           0          0         0          0
                                --------    ----------  -----------  --------  ---------- ----------  --------   --------
      Total net assets          $814,394    $2,731,789  $13,091,289  $310,081  $2,460,860 $2,271,009  $745,693   $245,580
                                ========    ==========  ===========  ========  ========== ==========  ========   ========
Accumulation units
   outstanding                   395,774       188,419      517,722    28,303      82,632    151,683   130,734     35,634
                                ========    ==========  ===========  ========  ========== ==========  ========   ========
Contracts With Total Expenses
   of 1.52%:
   Net Assets                   $811,272    $2,731,343  $12,518,821  $269,996  $2,263,459 $2,184,345  $622,154   $234,485
   Accumulation units
      outstanding                394,223       188,389      494,633    24,575      75,868    145,782   108,697     33,997
   Unit value of accumulation
      units                     $   2.06    $    14.50  $     25.31  $  10.99  $    29.83 $    14.99  $   5.72   $   6.90
Contracts With Total Expenses
   of 1.77%:
   Net Assets                   $  3,122    $      446  $   572,468  $ 40,085  $  197,401 $   86,664  $123,539   $ 11,095
   Accumulation units
      outstanding                  1,551            30       23,089     3,728       6,764      5,901    22,037      1,637
   Unit value of accumulation
      units                     $   2.01    $    14.18  $     24.79  $  10.76  $    29.18 $    14.69  $   5.61   $   6.76

   The accompanying notes are an integral part of these financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2009
                                  (continued)

                                                        Davis
                                  Cash     Corporate   Venture     "Dogs" of     Equity    Fundamental   Global     Global
                               Management     Bond      Value    Wall Street Opportunities   Growth       Bond     Equities
                                Portfolio  Portfolio  Portfolio   Portfolio    Portfolio    Portfolio   Portfolio  Portfolio
                                (Class 2)  (Class 2)  (Class 2)   (Class 2)    (Class 2)    (Class 2)   (Class 2)  (Class 2)
                               ---------- ---------- ----------- ----------- ------------- ----------- ---------- ----------
Assets:
   Investments in Trusts, at
      net asset value          $4,709,300 $8,089,148 $10,766,757   $602,182    $1,134,699    $233,261  $1,888,074 $568,916
                               ---------- ---------- -----------   --------    ----------    --------  ---------- --------
Liabilities:                            0          0           0          0             0           0           0        0
                               ---------- ---------- -----------   --------    ----------    --------  ---------- --------
Net assets:                    $4,709,300 $8,089,148 $10,766,757   $602,182    $1,134,699    $233,261  $1,888,074 $568,916
                               ========== ========== ===========   ========    ==========    ========  ========== ========
   Accumulation units          $4,709,300 $8,089,148 $10,766,757   $602,182    $1,134,699    $233,261  $1,888,074 $568,916
   Contracts in payout
      (annuitization) period            0          0           0          0             0           0           0        0
                               ---------- ---------- -----------   --------    ----------    --------  ---------- --------
      Total net assets         $4,709,300 $8,089,148 $10,766,757   $602,182    $1,134,699    $233,261  $1,888,074 $568,916
                               ========== ========== ===========   ========    ==========    ========  ========== ========
Accumulation units
   outstanding                    352,881    375,400     336,196     56,543        71,156      15,078      87,994   30,589
                               ========== ========== ===========   ========    ==========    ========  ========== ========
Contracts With Total Expenses
   of 1.52%:
   Net Assets                  $4,289,303 $7,369,173 $ 9,655,048   $519,363    $  878,074    $215,990  $1,769,168 $567,612
   Accumulation units
      outstanding                 320,848    341,332     300,815     48,617        54,810      13,940      82,341   30,517
   Unit value of accumulation
      units                    $    13.37 $    21.59 $     32.10   $  10.68    $    16.02    $  15.49  $    21.49 $  18.60
Contracts With Total Expenses
   of 1.77%:
   Net Assets                  $  419,997 $  719,975 $ 1,111,709   $ 82,819    $  256,625    $ 17,271  $  118,906 $  1,304
   Accumulation units
      outstanding                  32,033     34,068      35,381      7,926        16,346       1,138       5,653       72
   Unit value of accumulation
      units                    $    13.11 $    21.13 $     31.42   $  10.45    $    15.70    $  15.18  $    21.04 $  18.20

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                                                                                                    MFS
                                                                   International International Massachusetts
                                 Growth-      Growth    High-Yield  Diversified    Growth and    Investors     Mid-Cap
                                 Income   Opportunities    Bond       Equities       Income        Trust       Growth   Technology
                                Portfolio   Portfolio    Portfolio   Portfolio     Portfolio     Portfolio    Portfolio  Portfolio
                                (Class 2)   (Class 2)    (Class 2)   (Class 2)     (Class 2)     (Class 2)    (Class 2)  (Class 2)
                               ---------- ------------- ---------- ------------- ------------- ------------- ---------- ----------
Assets:
   Investments in Trusts, at
      net asset value          $2,170,944    $188,650   $3,528,061   $2,509,392    $1,565,626     $987,978   $1,153,918  $217,870
                               ----------    --------   ----------   ----------    ----------     --------   ----------  --------
Liabilities:                            0           0            0            0             0            0            0         0
                               ----------    --------   ----------   ----------    ----------     --------   ----------  --------
Net assets:                    $2,170,944    $188,650   $3,528,061   $2,509,392    $1,565,626     $987,978   $1,153,918  $217,870
                               ==========    ========   ==========   ==========    ==========     ========   ==========  ========
   Accumulation units          $2,170,944    $188,650   $3,528,061   $2,509,392    $1,565,626     $987,978   $1,153,918  $217,870
   Contracts in payout
      (annuitization) period            0           0            0            0             0            0            0         0
                               ----------    --------   ----------   ----------    ----------     --------   ----------  --------
      Total net assets         $2,170,944    $188,650   $3,528,061   $2,509,392    $1,565,626     $987,978   $1,153,918  $217,870
                               ==========    ========   ==========   ==========    ==========     ========   ==========  ========
Accumulation units outstanding     89,704      38,219      182,031      202,561       118,464       47,163      119,368   107,391
                               ==========    ========   ==========   ==========    ==========     ========   ==========  ========
Contracts With Total Expenses
   of 1.52%:
   Net Assets                  $1,903,537    $183,785   $3,144,668   $2,402,009    $1,431,331     $851,844   $1,037,616  $196,241
   Accumulation units
      outstanding                  78,455      37,215      161,876      193,716       108,116       40,549      107,105    96,572
   Unit value of accumulation
      units                    $    24.26    $   4.94   $    19.42   $    12.40    $    13.24     $  21.01   $     9.69  $   2.03
Contracts With Total Expenses
   of 1.77%:
   Net Assets                  $  267,407    $  4,865   $  383,393   $  107,383    $  134,295     $136,134   $  116,302  $ 21,629
   Accumulation units
      outstanding                  11,249       1,004       20,155        8,845        10,348        6,614       12,263    10,819
   Unit value of accumulation
      units                    $    23.78    $   4.83   $    19.02   $    12.14    $    12.98     $  20.58   $     9.49  $   1.99

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                                                                 Marsico
                                Telecom     Total      Foreign   Focused   MFS Total Small & Mid   Capital
                                Utility  Return Bond    Value     Growth    Return    Cap Value    Growth     Comstock
                               Portfolio  Portfolio   Portfolio Portfolio  Portfolio  Portfolio   Portfolio  Portfolio
                               (Class 2)  (Class 2)   (Class 3) (Class 3)  (Class 3)  (Class 3)  (Class II)  (Class II)
                               --------- ----------- ---------- --------- ---------- ----------- ---------- -----------
Assets:
   Investments in Trusts, at
      net asset value           $867,489  $1,730,093 $9,177,416  $946,329 $4,434,508  $5,270,223 $1,628,566 $19,270,940
                                --------  ---------- ----------  -------- ----------  ---------- ---------- -----------
Liabilities:                           0           0          0         0          0           0          0           0
                                --------  ---------- ----------  -------- ----------  ---------- ---------- -----------
Net assets:                     $867,489  $1,730,093 $9,177,416  $946,329 $4,434,508  $5,270,223 $1,628,566 $19,270,940
                                ========  ========== ==========  ======== ==========  ========== ========== ===========
   Accumulation units           $867,489  $1,730,093 $9,157,778  $946,329 $4,434,508  $5,262,408 $1,626,159 $19,227,188
   Contracts in payout
      (annuitization) period           0           0     19,638         0          0       7,815      2,407      43,752
                                --------  ---------- ----------  -------- ----------  ---------- ---------- -----------
        Total net assets        $867,489  $1,730,093 $9,177,416  $946,329 $4,434,508  $5,270,223 $1,628,566 $19,270,940
                                ========  ========== ==========  ======== ==========  ========== ========== ===========
Accumulation units outstanding    60,562      69,458    551,859    94,315    175,387     321,311    178,942   1,773,263
                                ========  ========== ==========  ======== ==========  ========== ========== ===========
Contracts With Total Expenses
   of 1.52%:
   Net Assets                   $854,406  $1,456,461 $9,003,469  $853,981 $3,747,303  $4,994,443 $1,512,933 $18,433,106
   Accumulation units
      outstanding                 59,631      58,276    541,200    84,953    147,761     304,183    165,945   1,694,718
   Unit value of accumulation
      units                     $  14.33  $    24.99 $    16.64  $  10.05 $    25.36  $    16.42 $     9.12 $     10.88
Contracts With Total Expenses
   of 1.77%:
   Net Assets                   $ 13,083  $  273,632 $  173,947  $ 92,348 $  687,205  $  275,780 $  115,633 $   837,834
   Accumulation units
      outstanding                    931      11,182     10,659     9,362     27,626      17,128     12,997      78,545
   Unit value of accumulation
      units                     $  14.06  $    24.47 $    16.32  $   9.86 $    24.87  $    16.10 $     8.90 $     10.67

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                                Growth and    Global                 Growth-      Growth
                                  Income      Growth      Growth      Income    and Income
                                 Portfolio     Fund        Fund        Fund      Portfolio
                                (Class II)  (Class 2)   (Class 2)   (Class 2)   (Class VC)
                               ----------- ----------- ----------- ----------- -----------
Assets:
   Investments in Trusts, at
      net asset value          $18,887,211 $32,483,640 $33,330,796 $62,895,505 $18,761,207
                               ----------- ----------- ----------- ----------- -----------
Liabilities:                             0           0           0           0           0
                               ----------- ----------- ----------- ----------- -----------
Net assets:                    $18,887,211 $32,483,640 $33,330,796 $62,895,505 $18,761,207
                               =========== =========== =========== =========== ===========
   Accumulation units          $18,792,165 $32,433,085 $33,262,082 $62,733,775 $18,718,069
   Contracts in payout
      (annuitization) period        95,046      50,555      68,714     161,730      43,138
                               ----------- ----------- ----------- ----------- -----------
        Total net assets       $18,887,211 $32,483,640 $33,330,796 $62,895,505 $18,761,207
                               =========== =========== =========== =========== ===========
Accumulation units outstanding   1,483,736   1,554,407   1,970,057   4,210,902   1,826,127
                               =========== =========== =========== =========== ===========
Contracts With Total Expenses
   of 1.52%:
   Net Assets                  $18,397,511 $31,363,304 $32,193,448 $61,154,111 $18,337,420
   Accumulation units
      outstanding                1,444,504   1,499,823   1,901,648   4,092,204   1,784,061
   Unit value of accumulation
      units                    $     12.74 $     20.91 $     16.93 $     14.94 $     10.28
Contracts With Total Expenses
   of 1.77%:
   Net Assets                  $   489,700 $ 1,120,336 $ 1,137,348 $ 1,741,394 $   423,787
   Accumulation units
      outstanding                   39,232      54,584      68,409     118,698      42,066
   Unit value of accumulation
      units                    $     12.48 $     20.52 $     16.62 $     14.67 $     10.07

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2009

                                                                        Net Asset
                                                                          Value     Net Asset                   Level
Variable Accounts                                             Shares    Per Share      Value        Cost      (Note A)
-----------------                                           ---------   ---------   ----------   ----------   --------
ANCHOR SERIES TRUST:
   Asset Allocation Portfolio (Class 1)                     2,208,853     12.00     26,508,941   30,384,893       1
   Capital Appreciation Portfolio (Class 1)                 1,035,282     29.96     31,021,972   34,824,893       1
   Government and Quality Bond Portfolio (Class 1)          2,005,511     14.95     29,981,597   29,891,171       1
   Growth Portfolio (Class 1)                                 542,529     18.33      9,942,296   13,620,229       1
   Natural Resources Portfolio (Class 1)                      230,746     39.96      9,221,627   11,337,182       1
   Asset Allocation Portfolio (Class 2)                       824,593     11.98      9,878,053   11,055,530       1
   Capital Appreciation Portfolio (Class 2)                   170,329     29.63      5,046,365    5,907,240       1
   Government and Quality Bond Portfolio (Class 2)            813,479     14.94     12,151,949   12,189,745       1
   Growth Portfolio (Class 2)                                 109,527     18.32      2,006,072    2,488,811       1
   Natural Resources Portfolio (Class 2)                      112,848     39.85      4,496,507    4,755,028       1
SUNAMERICA SERIES TRUST:
   Aggressive Growth Portfolio (Class 1)                      404,699      8.17      3,306,002    4,098,384       1
   Alliance Growth Portfolio (Class 1)                        706,987     20.97     14,824,229   16,707,456       1
   Balanced Portfolio (Class 1)                               837,347     13.11     10,976,247   12,607,089       1
   Blue Chip Growth Portfolio (Class 1)                       154,657      6.54      1,010,733    1,027,017       1
   Capital Growth Portfolio (Class 1)                         110,603      7.88        871,443      906,573       1
   Cash Management Portfolio (Class 1)                      1,202,389     10.70     12,860,631   13,254,754       1
   Corporate Bond Portfolio (Class 1)                       1,894,997     12.91     24,465,497   21,949,499       1
   Davis Venture Value Portfolio (Class 1)                  2,214,322     20.84     46,144,905   51,039,590       1
   "Dogs" of Wall Street Portfolio (Class 1)                  293,791      6.81      1,999,948    2,364,475       1
   Equity Opportunities Portfolio (Class 1)                   489,069      9.98      4,880,951    6,239,571       1
   Fundamental Growth Portfolio (Class 1)                      58,830     14.08        828,470      832,308       1
   Global Bond Portfolio (Class 1)                            765,637     12.21      9,348,775    9,132,238       1
   Global Equities Portfolio (Class 1)                        277,910     12.53      3,482,309    3,164,870       1
   Growth-Income Portfolio (Class 1)                          940,162     17.86     16,787,412   21,561,826       1
   Growth Opportunities Portfolio (Class 1)                    95,524      5.73        547,264      627,228       1
   High-Yield Bond Portfolio (Class 1)                      2,113,709      5.43     11,483,597   12,047,112       1
   International Diversified Equities Portfolio (Class 1)   1,169,852      8.72     10,196,431    8,889,345       1
   International Growth and Income Portfolio (Class 1)        458,597      8.89      4,075,731    6,217,318       1
   Marsico Focused Growth Portfolio (Class 1)                 218,673      7.84      1,715,358    2,123,119       1
   MFS Massachusetts Investors Trust Portfolio (Class 1)      169,793     12.71      2,157,742    1,581,108       1
   MFS Total Return Portfolio (Class 1)                     2,197,737     13.68     30,066,352   35,792,303       1
   Mid-Cap Growth Portfolio (Class 1)                         294,453      9.03      2,659,351    2,435,437       1
   Technology Portfolio (Class 1)                             342,765      2.38        814,394      811,794       1
   Telecom Utility Portfolio (Class 1)                        282,470      9.67      2,731,789    2,948,240       1
   Total Return Bond Portfolio (Class 1)                    1,556,985      8.41     13,091,289   12,179,454       1
   Aggressive Growth Portfolio (Class 2)                       38,121      8.13        310,081      408,521       1
   Alliance Growth Portfolio (Class 2)                        117,604     20.93      2,460,860    2,189,835       1
   Balanced Portfolio (Class 2)                               173,395     13.10      2,271,009    2,317,196       1
   Blue Chip Growth Portfolio (Class 2)                       114,142      6.53        745,693      730,662       1
   Capital Growth Portfolio (Class 2)                          31,452      7.81        245,580      244,319       1
   Cash Management Portfolio (Class 2)                        441,066     10.68      4,709,300    4,828,389       1
   Corporate Bond Portfolio (Class 2)                         627,626     12.89      8,089,148    7,283,387       1
   Davis Venture Value Portfolio (Class 2)                    517,252     20.82     10,766,757   11,389,225       1
   "Dogs" of Wall Street Portfolio (Class 2)                   88,546      6.80        602,182      775,120       1
   Equity Opportunities Portfolio (Class 2)                   113,814      9.97      1,134,699    1,434,098       1
   Fundamental Growth Portfolio (Class 2)                      16,675     13.99        233,261      282,476       1
   Global Bond Portfolio (Class 2)                            155,481     12.14      1,888,074    1,837,552       1
   Global Equities Portfolio (Class 2)                         45,553     12.49        568,916      611,209       1
   Growth-Income Portfolio (Class 2)                          121,648     17.85      2,170,944    2,475,424       1
   Growth Opportunities Portfolio (Class 2)                    33,365      5.65        188,650      210,564       1
   High-Yield Bond Portfolio (Class 2)                        650,596      5.42      3,528,061    3,185,179       1
   International Diversified Equities Portfolio (Class 2)     289,483      8.67      2,509,392    2,679,115       1
   International Growth and Income Portfolio (Class 2)        175,751      8.91      1,565,626    2,075,695       1
   MFS Massachusetts Investors Trust Portfolio (Class 2)       77,767     12.70        987,978      841,808       1
   Mid-Cap Growth Portfolio (Class 2)                         129,266      8.93      1,153,918    1,048,308       1
   Technology Portfolio (Class 2)                              92,765      2.35        217,870      231,623       1
   Telecom Utility Portfolio (Class 2)                         89,763      9.66        867,489      970,847       1
   Total Return Bond Portfolio (Class 2)                      206,674      8.37      1,730,093    1,623,327       1
   Foreign Value Portfolio (Class 3)                          670,502     13.69      9,177,416   10,802,486       1
   Marsico Focused Growth Portfolio (Class 3)                 122,534      7.72        946,329    1,209,166       1
   MFS Total Return Portfolio (Class 3)                       324,874     13.65      4,434,508    5,220,578       1
   Small & Mid Cap Value Portfolio (Class 3)                  382,281     13.79      5,270,223    5,492,672       1
VAN KAMPEN LIFE INVESTMENT TRUST (Class II):
   Capital Growth Portfolio                                    58,142     28.01      1,628,566    1,411,905       1
   Comstock Portfolio                                       1,908,014     10.10     19,270,940   24,201,188       1
   Growth and Income Portfolio                              1,152,362     16.39     18,887,211   22,090,563       1
AMERICAN FUNDS INSURANCE SERIES (Class 2):
   Global Growth Fund                                       1,665,828     19.50     32,483,640   33,394,042       1
   Growth Fund                                                723,011     46.10     33,330,796   39,267,710       1
   Growth-Income Fund                                       2,017,175     31.18     62,895,505   74,821,612       1
LORD ABBETT SERIES FUND, INC. (Class VC):
   Growth and Income Portfolio                                921,927     20.35     18,761,207   24,207,391       1

(A) Represents the level within the fair value hierarchy under which the portfolio is classified as defined in Fair Value Measurements, and described in Note 3 to the Financial Statements.

   The accompanying notes are an integral part of these financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2009

                                                          Government                                                      Government
                                                             and                                                              and
                                  Asset       Capital       Quality                  Natural       Asset        Capital     Quality
                                Allocation  Appreciation     Bond        Growth     Resources    Allocation  Appreciation    Bond
                                Portfolio     Portfolio    Portfolio   Portfolio    Portfolio    Portfolio     Portfolio   Portfolio
                                (Class 1)     (Class 1)    (Class 1)   (Class 1)    (Class 1)    (Class 2)     (Class 2)   (Class 2)
                               -----------  ------------  ----------  -----------  -----------  -----------  -----------  ----------
Investment income:
   Dividends                   $   939,250  $          0  $1,460,511  $    96,010  $   112,465  $   328,630  $         0  $ 575,252
                               -----------  ------------  ----------  -----------  -----------  -----------  -----------  ---------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                        (376,455)     (474,540)   (474,644)    (133,220)    (117,074)    (141,314)     (69,402)  (191,420)
                               -----------  ------------  ----------  -----------  -----------  -----------  -----------  ---------
Net investment income (loss)       562,795      (474,540)    985,867      (37,210)      (4,609)     187,316      (69,402)   383,832
                               -----------  ------------  ----------  -----------  -----------  -----------  -----------  ---------
Net realized gains (losses)
   from sale of securities      (1,566,177)     (242,333)    121,975   (2,078,755)      83,650     (480,925)    (273,345)   (38,109)
Realized gain distributions              0             0           0            0      493,335            0            0          0
                               -----------  ------------  ----------  -----------  -----------  -----------  -----------  ---------
Net realized gains (losses)     (1,566,177)     (242,333)    121,975   (2,078,755)     576,985     (480,925)    (273,345)   (38,109)
                               -----------  ------------  ----------  -----------  -----------  -----------  -----------  ---------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period          (9,480,697)  (13,971,661)    384,294   (8,486,066)  (4,879,615)  (3,161,728)  (2,529,376)    15,968
   End of period                (3,875,952)   (3,802,921)     90,426   (3,677,933)  (2,115,555)  (1,177,477)    (860,875)   (37,796)
                               -----------  ------------  ----------  -----------  -----------  -----------  -----------  ---------
Change in net unrealized
   appreciation (depreciation)
   of investments                5,604,745    10,168,740    (293,868)   4,808,133    2,764,060    1,984,251    1,668,501    (53,764)
                               -----------  ------------  ----------  -----------  -----------  -----------  -----------  ---------
Increase (decrease) in net
   assets from operations      $ 4,601,363  $  9,451,867  $  813,974  $ 2,692,168  $ 3,336,436  $ 1,690,642  $ 1,325,754  $ 291,959
                               ===========  ============  ==========  ===========  ===========  ===========  ===========  =========

   The accompanying notes are an integral part of these financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2009
                                  (continued)

                                              Natural     Aggressive    Alliance                Blue Chip   Capital      Cash
                                  Growth     Resources      Growth       Growth      Balanced     Growth    Growth    Management
                                 Portfolio   Portfolio    Portfolio    Portfolio    Portfolio   Portfolio  Portfolio   Portfolio
                                 (Class 2)   (Class 2)    (Class 1)    (Class 1)    (Class 1)   (Class 1)  (Class 1)   (Class 1)
                               -----------  -----------  -----------  -----------  -----------  ---------  ---------  ----------
Investment income:
   Dividends                   $    16,605  $    46,530  $     4,006  $    80,947  $   343,928  $   3,061  $       0  $ 389,531
                               -----------  -----------  -----------  -----------  -----------  ---------  ---------  ---------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                         (29,143)     (57,304)     (46,360)    (201,379)    (154,648)   (14,402)   (11,596)  (306,485)
                               -----------  -----------  -----------  -----------  -----------  ---------  ---------  ---------
Net investment income (loss)       (12,538)     (10,774)     (42,354)    (120,432)     189,280    (11,341)   (11,596)    83,046
                               -----------  -----------  -----------  -----------  -----------  ---------  ---------  ---------
Net realized gains (losses)
   from sale of securities        (432,990)      11,815     (334,052)  (1,327,653)    (727,985)   (23,542)   (26,114)  (580,776)
Realized gain distributions              0      244,702            0            0            0          0          0          0
                               -----------  -----------  -----------  -----------  -----------  ---------  ---------  ---------
Net realized gains (losses)       (432,990)     256,517     (334,052)  (1,327,653)    (727,985)   (23,542)   (26,114)  (580,776)
                               -----------  -----------  -----------  -----------  -----------  ---------  ---------  ---------
Net unrealized appreciation
   (depreciation) of
   investments:
     Beginning of period        (1,505,414)  (1,641,130)  (2,167,912)  (7,662,678)  (4,203,578)  (324,816)  (339,373)  (598,348)
     End of period                (482,739)    (258,521)    (792,382)  (1,883,227)  (1,630,842)   (16,284)   (35,130)  (394,123)
                               -----------  -----------  -----------  -----------  -----------  ---------  ---------  ---------
Change in net unrealized
   appreciation (depreciation)
   of investments                1,022,675    1,382,609    1,375,530    5,779,451    2,572,736    308,532    304,243    204,225
                               -----------  -----------  -----------  -----------  -----------  ---------  ---------  ---------
Increase (decrease) in net
   assets from operations      $   577,147  $ 1,628,352  $   999,124  $ 4,331,366  $ 2,034,031  $ 273,649  $ 266,533  $(293,505)
                               ===========  ===========  ===========  ===========  ===========  =========  =========  =========

   The accompanying notes are an integral part of these financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2009
                                  (continued)

                                                Davis
                                Corporate      Venture     "Dogs" of      Equity    Fundamental    Global    Global       Growth-
                                  Bond          Value     Wall Street Opportunities   Growth        Bond    Equities      Income
                                Portfolio     Portfolio    Portfolio    Portfolio    Portfolio   Portfolio  Portfolio    Portfolio
                                (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)   (Class 1)  (Class 1)    (Class 1)
                               -----------  ------------  ----------  ------------- -----------  ---------  ---------  ------------
Investment income:
   Dividends                   $ 1,390,664  $    656,228   $  85,144   $    58,702   $       0   $ 309,790  $  88,327  $    220,729
                               -----------  ------------   ---------   -----------   ---------   ---------  ---------  ------------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                        (340,968)     (618,893)    (25,866)      (70,053)    (10,382)   (139,010)   (49,110)     (235,652)
                               -----------  ------------   ---------   -----------   ---------   ---------  ---------  ------------
Net investment income (loss)     1,049,696        37,335      59,278       (11,351)    (10,382)    170,780     39,217       (14,923)
                               -----------  ------------   ---------   -----------   ---------   ---------  ---------  ------------
Net realized gains (losses)
    from sale of securities        101,475    (3,440,349)   (308,038)   (1,048,946)    (14,282)    172,121     52,204    (1,891,808)
Realized gain distributions              0       968,287           0             0           0     216,941          0             0
                               -----------  ------------   ---------   -----------   ---------   ---------  ---------  ------------
Net realized gains (losses)        101,475    (2,472,062)   (308,038)   (1,048,946)    (14,282)    389,062     52,204    (1,891,808)
                               -----------  ------------   ---------   -----------   ---------   ---------  ---------  ------------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period          (2,038,289)  (18,493,881)   (924,194)   (3,607,044)   (234,831)    286,617   (356,621)  (10,297,105)
   End of period                 2,515,998    (4,894,685)   (364,527)   (1,358,620)     (3,838)    216,537    317,439    (4,774,414)
                               -----------  ------------   ---------   -----------   ---------   ---------  ---------  ------------
Change in net unrealized
   appreciation (depreciation)
   of investments                4,554,287    13,599,196     559,667     2,248,424     230,993     (70,080)   674,060     5,522,691
                               -----------  ------------   ---------   -----------   ---------   ---------  ---------  ------------
Increase (decrease) in net
   assets from operations      $ 5,705,458  $ 11,164,469   $ 310,907   $ 1,188,127   $ 206,329   $ 489,762  $ 765,481  $  3,615,960
                               ===========  ============   =========   ===========   =========   =========  =========  ============

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                                                               MFS
                                                  International International  Marsico   Massachussetts
                           Growth     High-Yield   Diversified    Growth and   Focused      Investors     MFS Total    Mid-Cap
                       Opportunities     Bond       Equities        Income      Growth        Trust        Return      Growth
                         Portfolio    Portfolio     Portfolio     Portfolio   Portfolio     Portfolio     Portfolio   Portfolio
                         (Class 1)    (Class 1)     (Class 1)     (Class 1)   (Class 1)     (Class 1)     (Class 1)    (Class 1)
                       ------------- -----------  ------------- ------------- ---------  -------------- ------------  ----------
Investment income:
   Dividends             $       0   $   934,379   $   122,351   $         0  $  12,236      $  26,438  $  1,073,615  $       0
                         ---------   -----------   -----------   -----------  ---------      ---------  ------------  ---------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk          (7,233)     (156,233)     (134,704)      (55,312)   (20,944)       (29,828)     (417,739)   (34,251)
                         ---------   -----------   -----------   -----------  ---------      ---------  ------------  ---------
Net investment income
   (loss)                   (7,233)      778,146       (12,353)      (55,312)    (8,708)        (3,390)      655,876    (34,251)
                         ---------   -----------   -----------   -----------  ---------      ---------  ------------  ---------
Net realized gains
   (losses) from sale
   of securities           (81,154)   (1,478,859)       41,766      (966,896)  (207,327)        67,573    (1,192,774)   (18,571)
Realized gain
   distributions                 0             0             0             0          0              0             0          0
                         ---------   -----------   -----------   -----------  ---------      ---------  ------------  ---------
Net realized gains
   (losses)                (81,154)   (1,478,859)       41,766      (966,896)  (207,327)        67,573    (1,192,774)   (18,571)
                         ---------   -----------   -----------   -----------  ---------      ---------  ------------  ---------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period    (232,599)   (4,712,879)     (798,109)   (3,899,882)  (980,132)       209,584   (10,510,022)  (595,082)
   End of period           (79,964)     (563,515)    1,307,086    (2,141,587)  (407,761)       576,634    (5,725,951)   223,914
                         ---------   -----------   -----------   -----------  ---------      ---------  ------------  ---------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments             152,635     4,149,364     2,105,195     1,758,295    572,371        367,050     4,784,071    818,996
                         ---------   -----------   -----------   -----------  ---------      ---------  ------------  ---------
Increase (decrease) in
   net assets from
   operations            $  64,248   $ 3,448,651   $ 2,134,608   $   736,087  $ 356,336      $ 431,233  $  4,247,173  $ 766,174
                         =========   ===========   ===========   ===========  =========      =========  ============  =========

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                             Telecom     Total      Aggressive  Alliance               Blue Chip    Capital
                               Technology    Utility  Return Bond     Growth     Growth     Balanced    Growth       Growth
                                Portfolio   Portfolio  Portfolio    Portfolio   Portfolio  Portfolio   Portfolio   Portfolio
                                (Class 1)   (Class 1)  (Class 1)    (Class 2)   (Class 2)  (Class 2)   (Class 2)   (Class 2)
                               ----------   --------- -----------  ----------- ----------  ---------  ----------  ----------
Investment income:
   Dividends                    $       0  $ 135,765  $   239,153   $       0  $   9,568   $  67,616   $   1,103   $      0
                                ---------  ---------  -----------   ---------  ---------   ---------   ---------   --------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                         (9,045)   (37,767)    (171,412)     (4,072)   (32,880)    (31,632)    (10,294)    (3,016)
                                ---------  ---------  -----------   ---------  ---------   ---------   ---------   --------
Net investment income (loss)       (9,045)    97,998       67,741      (4,072)   (23,312)     35,984      (9,191)    (3,016)
                                ---------  ---------  -----------   ---------  ---------   ---------   ---------   --------
Net realized gains (losses)
   from sale of securities        (70,427)  (146,290)     102,343     (30,890)   (28,302)    (67,689)     (7,783)    (2,896)
Realized gain distributions             0          0            0           0          0           0           0          0
                                ---------  ---------  -----------   ---------  ---------   ---------   ---------   --------
Net realized gains (losses)       (70,427)  (146,290)     102,343     (30,890)   (28,302)    (67,689)     (7,783)    (2,896)
                                ---------  ---------  -----------   ---------  ---------   ---------   ---------   --------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period           (309,933)  (914,632)      73,767    (220,290)  (482,158)   (482,572)   (200,769)   (74,726)
   End of period                    2,600   (216,451)     911,835     (98,440)   271,025     (46,187)     15,031      1,261
                                ---------  ---------  -----------   ---------  ---------   ---------   ---------   --------
Change in net unrealized
   appreciation (depreciation)
   of investments                 312,533    698,181      838,068     121,850    753,183     436,385     215,800     75,987
                                ---------  ---------  -----------   ---------  ---------   ---------   ---------   --------
Increase (decrease) in net
   assets from operations       $ 233,061  $ 649,889  $ 1,008,152   $  86,888  $ 701,569   $ 404,680   $ 198,826   $ 70,075
                                =========  =========  ===========   =========  =========   =========   =========   ========

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                          Davis
                                  Cash      Corporate    Venture     "Dogs" of     Equity     Fundamental   Global    Global
                               Management      Bond       Value     Wall Street Opportunities    Growth      Bond    Equities
                                Portfolio   Portfolio   Portfolio    Portfolio    Portfolio    Portfolio  Portfolio Portfolio
                                (Class 2)   (Class 2)   (Class 2)    (Class 2)    (Class 2)    (Class 2)  (Class 2) (Class 2)
                               ----------  ----------  -----------  ----------- ------------- ----------- --------- ---------
Investment income:
   Dividends                   $ 121,533   $  453,726  $   132,738   $  26,564    $  11,262    $       0  $ 59,808  $  13,898
                               ---------   ----------  -----------   ---------    ---------    ---------  --------  ---------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                       (93,764)    (115,614)    (144,008)     (8,806)     (15,892)      (3,145)  (28,865)    (7,839)
                               ---------   ----------  -----------   ---------    ---------    ---------  --------  ---------
Net investment income (loss)      27,769      338,112      (11,270)     17,758       (4,630)      (3,145)   30,943      6,059
                               ---------   ----------  -----------   ---------    ---------    ---------  --------  ---------
Net realized gains (losses)
   from sale of securities      (161,620)     (25,058)    (493,146)    (93,290)    (123,190)      (6,744)   44,050    (14,779)
Realized gain distributions            0            0      224,588           0            0            0    43,718          0
                               ---------   ----------  -----------   ---------    ---------    ---------  --------  ---------

Net realized gains (losses)     (161,620)     (25,058)    (268,558)    (93,290)    (123,190)      (6,744)   87,768    (14,779)
                               ---------   ----------  -----------   ---------    ---------    ---------  --------  ---------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period          (153,722)    (744,839)  (3,447,459)   (339,927)    (688,911)    (118,839)   85,007   (166,143)
   End of period                (119,089)     805,761     (622,468)   (172,938)    (299,399)     (49,215)   50,522    (42,293)
                               ---------   ----------  -----------   ---------    ---------    ---------  --------  ---------
Change in net unrealized
   appreciation (depreciation)
   of investments                 34,633    1,550,600    2,824,991     166,989      389,512       69,624   (34,485)   123,850
                               ---------   ----------  -----------   ---------    ---------    ---------  --------  ---------
Increase (decrease) in net
   assets from operations      $ (99,218)  $1,863,654  $ 2,545,163   $  91,457    $ 261,692    $  59,735  $ 84,226  $ 115,130
                               =========   ==========  ===========   =========    =========    =========  ========  =========

   The accompanying notes are an integral part of these financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2009
                                  (continued)

                                                                    International International       MFS
                                Growth-       Growth    High-Yield   Diversified   Growth and    Massachussetts  Mid-Cap
                                Income    Opportunities    Bond        Equities      Income     Investors Trust  Growth   Technology
                               Portfolio    Portfolio    Portfolio    Portfolio     Portfolio      Portfolio    Portfolio Portfolio
                               (Class 2)    (Class 2)    (Class 2)    (Class 2)     (Class 2)      (Class 2)    (Class 2)  (Class 2)
                               ---------  ------------- ----------  ------------- ------------- --------------- --------- ----------
Investment income:
   Dividends                   $  23,820    $      0    $  303,320   $    25,436   $         0     $ 10,732     $       0  $      0
                               ---------    --------    ----------   -----------   -----------     --------     ---------  --------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                       (29,583)     (2,873)      (46,518)      (31,405)      (22,981)     (14,032)      (16,035)   (2,568)
                               ---------    --------    ----------   -----------   -----------     --------     ---------  --------
Net investment income (loss)      (5,763)     (2,873)      256,802        (5,969)      (22,981)      (3,300)      (16,035)   (2,568)
                               ---------    --------    ----------   -----------   -----------     --------     ---------  --------
Net realized gains (losses)
   from sale of securities      (126,493)    (19,834)     (551,461)     (402,516)     (256,996)      11,509       (53,165)   (5,577)
Realized gain distributions            0           0             0             0             0            0             0         0
                               ---------    --------    ----------   -----------   -----------     --------     ---------  --------
Net realized gains (losses)     (126,493)    (19,834)     (551,461)     (402,516)     (256,996)      11,509       (53,165)   (5,577)
                               ---------    --------    ----------   -----------   -----------     --------     ---------  --------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period          (872,182)    (66,806)     (940,823)   (1,088,581)   (1,132,657)     (48,718)     (319,297)  (87,364)
   End of period                (304,480)    (21,914)      342,882      (169,723)     (510,069)     146,170       105,610   (13,753)
                               ---------    --------    ----------   -----------   -----------     --------     ---------  --------
Change in net unrealized
   appreciation (depreciation)
   of investments                567,702      44,892     1,283,705       918,858       622,588      194,888       424,907    73,611
                               ---------    --------    ----------   -----------   -----------     --------     ---------  --------
Increase (decrease) in net
   assets from operations      $ 435,446    $ 22,185    $  989,046   $   510,373   $   342,611     $203,097     $ 355,707  $ 65,466
                               =========    ========    ==========   ===========   ===========     ========     =========  ========

   The accompanying notes are an integral part of these financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2009
                                  (continued)

                                Telecom      Total      Foreign       Marsico      MFS Total  Small & Mid   Capital
                                Utility   Return Bond    Value     Focused Growth   Return     Cap Value    Growth     Comstock
                               Portfolio   Portfolio   Portfolio     Portfolio     Portfolio   Portfolio   Portfolio  Portfolio
                               (Class 2)   (Class 2)   (Class 3)     (Class 3)     (Class 3)   (Class 3)  (Class II)  (Class II)
                               ---------  ----------- -----------  -------------- ----------- ----------- ---------- ------------
Investment income:
   Dividends                   $  40,458    $ 33,080  $   211,612     $   4,528   $   148,493 $   57,370  $       0  $    722,839
                               ---------    --------  -----------     ---------   ----------- ----------  ---------  ------------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                       (11,832)    (24,688)    (121,361)      (14,038)      (63,043)  (140,702)   (19,059)     (257,901)
                               ---------    --------  -----------     ---------   ----------- ----------  ---------  ------------
Net investment income (loss)      28,626       8,392       90,251        (9,510)       85,450    (83,332)   (19,059)      464,938
                               ---------    --------  -----------     ---------   ----------- ----------  ---------  ------------
Net realized gains (losses)
   from sale of securities       (17,426)     47,673     (561,142)     (187,044)     (234,686) (1,446,503)  (21,725)   (1,549,161)
Realized gain distributions            0           0      216,375             0             0     355,321         0             0
                               ---------    --------  -----------     ---------   ----------- ----------  ---------  ------------
Net realized gains (losses)      (17,426)     47,673     (344,767)     (187,044)     (234,686) (1,091,182)  (21,725)   (1,549,161)
                               ---------    --------  -----------     ---------   ----------- ----------  ---------  ------------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period          (295,086)     21,880   (3,806,526)     (682,913)   (1,560,725) (4,755,999) (421,434)  (10,011,263)
   End of period                (103,358)    106,766   (1,625,070)     (262,837)     (786,070)   (222,449)  216,661    (4,930,248)
                               ---------    --------  -----------     ---------   ----------- ----------  ---------  ------------
Change in net unrealized
   appreciation (depreciation)
   of investments                191,728      84,886    2,181,456       420,076       774,655   4,533,550   638,095     5,081,015
                               ---------    --------  -----------     ---------   ----------- ----------  ---------  ------------
Increase (decrease) in net
   assets from operations      $ 202,928    $140,951  $ 1,926,940     $ 223,522   $   625,419 $ 3,359,036 $ 597,311  $  3,996,792
                               =========    ========  ===========     =========   =========== =========== =========  ============

   The accompanying notes are an integral part of these financial statements.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2009
                                  (continued)

                                Growth and     Global                     Growth-        Growth
                                  Income       Growth        Growth        Income      and Income
                                 Portfolio      Fund          Fund          Fund       Portfolio
                                (Class II)    (Class 2)     (Class 2)     (Class 2)    (Class VC)
                               -----------  ------------  ------------  ------------  -----------
Investment income:
   Dividends                   $   594,356  $    397,610  $    189,686  $    983,638  $   167,667
                               -----------  ------------  ------------  ------------  -----------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                        (251,127)     (427,927)     (443,204)     (941,526)    (253,287)
                               -----------  ------------  ------------  ------------  -----------
Net investment income (loss)       343,229       (30,317)     (253,518)       42,112      (85,620)
                               -----------  ------------  ------------  ------------  -----------
Net realized gains (losses)
   from sale of securities      (1,017,284)     (793,093)   (1,742,198)   (4,403,586)  (1,559,865)
Realized gain distributions              0             0             0             0            0
                               -----------  ------------  ------------  ------------  -----------
Net realized gains (losses)     (1,017,284)     (793,093)   (1,742,198)   (4,403,586)  (1,559,865)
                               -----------  ------------  ------------  ------------  -----------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period          (7,225,245)  (11,253,688)  (17,224,060)  (32,498,099)  (9,730,519)
   End of period                (3,203,352)     (910,402)   (5,936,914)  (11,926,107)  (5,446,184)
                               -----------  ------------  ------------  ------------  -----------
Change in net unrealized
   appreciation (depreciation)
   of investments                4,021,893    10,343,286    11,287,146    20,571,992    4,284,335
                               -----------  ------------  ------------  ------------  -----------
Increase (decrease) in net
   assets from operations      $ 3,347,838  $  9,519,876  $  9,291,430  $ 16,210,518  $ 2,638,850
                               ===========  ============  ============  ============  ===========

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009

                                                         Government                                                      Government
                                 Asset        Capital        and                    Natural      Asset        Capital        and
                               Allocation  Appreciation Quality Bond    Growth     Resources   Allocation  Appreciation Quality Bond
                               Portfolio     Portfolio    Portfolio   Portfolio    Portfolio   Portfolio     Portfolio    Portfolio
                               (Class 1)     (Class 1)    (Class 1)   (Class 1)    (Class 1)   (Class 2)     (Class 2)    (Class 2)
                              -----------  ------------ ------------ -----------  ----------  -----------  ------------ ------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $   562,795  $  (474,540) $   985,867  $   (37,210) $   (4,609) $   187,316   $  (69,402) $   383,832
   Net realized gains
      (losses)                 (1,566,177)    (242,333)     121,975   (2,078,755)    576,985     (480,925)    (273,345)     (38,109)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments               5,604,745   10,168,740     (293,868)   4,808,133   2,764,060    1,984,251    1,668,501      (53,764)
                              -----------  -----------  -----------  -----------  ----------  -----------   ----------  -----------
      Increase (decrease) in
         net assets from
         operations             4,601,363    9,451,867      813,974    2,692,168   3,336,436    1,690,642    1,325,754      291,959
                              -----------  -----------  -----------  -----------  ----------  -----------   ----------  -----------
From capital transactions:
   Net proceeds from units
      sold                        119,105      122,521       77,787       26,541      11,423       82,683      129,102      196,527
   Cost of units redeemed      (2,929,414)  (8,277,705)  (5,074,394)  (1,422,141)   (859,551)    (827,772)    (660,493)  (2,593,945)
   Net transfers                 (634,977)  (1,428,344)     256,974     (209,636)    490,960     (566,325)    (343,182)     414,081
                              -----------  -----------  -----------  -----------  ----------  -----------   ----------  -----------
      Increase (decrease) in
         net assets from
         capital transactions  (3,445,286)  (9,583,528)  (4,739,633)  (1,605,236)   (357,168)  (1,311,414)    (874,573)  (1,983,337)
                              -----------  -----------  -----------  -----------  ----------  -----------   ----------  -----------
Increase (decrease) in net
   assets                       1,156,077     (131,661)  (3,925,659)   1,086,932   2,979,268      379,228      451,181   (1,691,378)
Net assets at beginning of
   period                      25,352,864   31,153,633   33,907,256    8,855,364   6,242,359    9,498,825    4,595,184   13,843,327
                              -----------  -----------  -----------  -----------  ----------  -----------   ----------  -----------
Net assets at end of period   $26,508,941  $31,021,972  $29,981,597  $ 9,942,296  $9,221,627  $ 9,878,053   $5,046,365  $12,151,949
                              ===========  ===========  ===========  ===========  ==========  ===========   ==========  ===========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                       5,248        3,267        4,133          969         279        3,849        3,725       10,505
   Units redeemed                (135,521)    (210,326)    (268,050)     (59,298)    (21,381)     (39,230)     (19,265)    (139,563)
   Units transferred              (33,034)     (45,315)      12,973      (13,088)     11,488      (28,044)     (10,864)      21,830
                              -----------  -----------  -----------  -----------  ----------  -----------   ----------  -----------
Increase (decrease) in units
   outstanding                   (163,307)    (252,374)    (250,944)     (71,417)     (9,614)     (63,425)     (26,404)    (107,228)
Beginning units                 1,237,640      968,136    1,806,488      405,452     188,513      469,040      144,298      746,334
                              -----------  -----------  -----------  -----------  ----------  -----------   ----------  -----------
Ending units                    1,074,333      715,762    1,555,544      334,035     178,899      405,615      117,894      639,106
                              ===========  ===========  ===========  ===========  ==========  ===========   ==========  ===========

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                            Natural   Aggressive    Alliance                 Blue Chip   Capital       Cash
                                Growth     Resources    Growth       Growth      Balanced     Growth      Growth    Management
                               Portfolio   Portfolio   Portfolio   Portfolio    Portfolio    Portfolio  Portfolio    Portfolio
                               (Class 2)   (Class 2)   (Class 1)   (Class 1)    (Class 1)    (Class 1)  (Class 1)    (Class 1)
                              ----------  ----------  ----------  -----------  -----------  ----------  ---------  ------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $  (12,538) $  (10,774) $  (42,354) $  (120,432) $   189,280  $  (11,341) $ (11,596) $     83,046
   Net realized gains
      (losses)                  (432,990)    256,517    (334,052)  (1,327,653)    (727,985)    (23,542)   (26,114)     (580,776)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments              1,022,675   1,382,609   1,375,530    5,779,451    2,572,736     308,532    304,243       204,225
                              ----------  ----------  ----------  -----------  -----------  ----------  ---------  ------------
      Increase (decrease) in
         net assets from
         operations              577,147   1,628,352     999,124    4,331,366    2,034,031     273,649    266,533      (293,505)
                              ----------  ----------  ----------  -----------  -----------  ----------  ---------  ------------
From capital transactions:
   Net proceeds from units
      sold                        39,717      43,647       4,024       70,801       44,034       1,210     10,000       415,999
   Cost of units redeemed       (307,413)   (332,416)   (543,555)  (1,765,417)  (1,597,028)   (161,915)  (108,508)  (11,589,051)
   Net transfers                (112,467)      7,810    (307,844)    (632,092)     120,678       6,248     41,487    (1,907,576)
                              ----------  ----------  ----------  -----------  -----------  ----------  ---------  ------------
      Increase (decrease) in
         net assets from
         capital transactions   (380,163)   (280,959)   (847,375)  (2,326,708)  (1,432,316)   (154,457)   (57,021)  (13,080,628)
                              ----------  ----------  ----------  -----------  -----------  ----------  ---------  ------------
Increase (decrease) in net
   assets                        196,984   1,347,393     151,749    2,004,658      601,715     119,192    209,512   (13,374,133)
Net assets at beginning of
   period                      1,809,088   3,149,114   3,154,253   12,819,571   10,374,532     891,541    661,931    26,234,764
                              ----------  ----------  ----------  -----------  -----------  ----------  ---------  ------------
Net assets at end of period   $2,006,072  $4,496,507  $3,306,002  $14,824,229  $10,976,247  $1,010,733  $ 871,443  $ 12,860,631
                              ==========  ==========  ==========  ===========  ===========  ==========  =========  ============
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                      1,822         921         457        2,668        2,967         241      2,130        30,455
   Units redeemed                (13,020)     (8,196)    (60,064)     (73,360)    (120,766)    (33,741)   (18,990)     (848,142)
   Units transferred              (4,281)       (536)    (35,426)     (27,654)       5,992         435      7,703      (142,319)
                              ----------  ----------  ----------  -----------  -----------  ----------  ---------  ------------
Increase (decrease) in units
   outstanding                   (15,479)     (7,811)    (95,033)     (98,346)    (111,807)    (33,065)    (9,157)     (960,006)
Beginning units                   83,859      95,995     391,953      587,018      835,010     208,671    134,212     1,910,489
                              ----------  ----------  ----------  -----------  -----------  ----------  ---------  ------------
Ending units                      68,380      88,184     296,920      488,672      723,203     175,606    125,055       950,483
                              ==========  ==========  ==========  ===========  ===========  ==========  =========  ============

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                              Davis
                               Corporate     Venture     "Dogs" of      Equity    Fundamental    Global      Global      Growth-
                                  Bond        Value     Wall Street Opportunities    Growth       Bond      Equities      Income
                               Portfolio    Portfolio    Portfolio    Portfolio    Portfolio   Portfolio    Portfolio   Portfolio
                               (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)   (Class 1)    (Class 1)   (Class 1)
                              -----------  -----------  ----------- ------------- ----------- -----------  ----------  -----------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $ 1,049,696  $    37,335  $   59,278   $   (11,351)  $(10,382)  $   170,780  $   39,217  $   (14,923)
   Net realized gains
      (losses)                    101,475   (2,472,062)   (308,038)   (1,048,946)   (14,282)      389,062      52,204   (1,891,808)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments               4,554,287   13,599,196     559,667     2,248,424    230,993       (70,080)    674,060    5,522,691
                              -----------  -----------  ----------   -----------   --------   -----------  ----------  -----------
      Increase (decrease) in
         net assets from
         operations             5,705,458   11,164,469     310,907     1,188,127    206,329       489,762     765,481    3,615,960
                              -----------  -----------  ----------   -----------   --------   -----------  ----------  -----------
From capital transactions:
   Net proceeds from units
      sold                         95,748      152,971       1,661        25,625         41         8,565      37,033       57,773
   Cost of units redeemed      (2,461,158)  (4,917,083)   (397,904)     (753,986)   (48,906)   (1,225,356)   (496,296)  (1,912,675)
   Net transfers                1,638,645   (1,980,004)    341,302      (382,843)    92,168       276,002    (288,607)    (636,963)
                              -----------  -----------  ----------   -----------   --------   -----------  ----------  -----------
      Increase (decrease) in
         net assets from
         capital transactions    (726,765)  (6,744,116)    (54,941)   (1,111,204)    43,303      (940,789)   (747,870)  (2,491,865)
                              -----------  -----------  ----------   -----------   --------   -----------  ----------  -----------
Increase (decrease) in net
   assets                       4,978,693    4,420,353     255,966        76,923    249,632      (451,027)     17,611    1,124,095
Net assets at beginning of
   period                      19,486,804   41,724,552   1,743,982     4,804,028    578,838     9,799,802   3,464,698   15,663,317
                              -----------  -----------  ----------   -----------   --------   -----------  ----------  -----------
Net assets at end of period   $24,465,497  $46,144,905  $1,999,948   $ 4,880,951   $828,470   $ 9,348,775  $3,482,309  $16,787,412
                              ===========  ===========  ==========   ===========   ========   ===========  ==========  ===========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                       5,078        5,623         197         1,855          3           409       2,218        2,626
   Units redeemed                (129,222)    (190,942)    (44,499)      (58,617)    (3,741)      (58,811)    (32,711)     (91,914)
   Units transferred               93,455      (82,736)     38,391       (27,662)     7,134        11,252     (19,114)     (32,114)
                              -----------  -----------  ----------   -----------   --------   -----------  ----------  -----------
Increase (decrease) in units
   outstanding                    (30,689)    (268,055)     (5,911)      (84,424)     3,396       (47,150)    (49,607)    (121,402)
Beginning units                 1,150,897    1,687,010     191,137       385,626     49,435       476,771     234,563      804,015
                              -----------  -----------  ----------   -----------   --------   -----------  ----------  -----------
Ending units                    1,120,208    1,418,955     185,226       301,202     52,831       429,621     184,956      682,613
                              ===========  ===========  ==========   ===========   ========   ===========  ==========  ===========

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                                                                   MFS
                                                      International International   Marsico   Massachusetts     MFS
                               Growth     High-Yield   Diversified    Growth and    Focused     Investors      Total       Mid-Cap
                           Opportunities     Bond        Equities       Income      Growth        Trust        Return      Growth
                             Portfolio    Portfolio     Portfolio     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                             (Class 1)    (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)
                           ------------- -----------  ------------- ------------- ----------  ------------- -----------  ----------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                 $ (7,233)   $   778,146   $   (12,353)  $  (55,312)  $   (8,708)  $   (3,390)  $   655,876  $  (34,251)
   Net realized gains
      (losses)                (81,154)    (1,478,859)       41,766     (966,896)    (207,327)      67,573    (1,192,774)    (18,571)
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments             152,635      4,149,364     2,105,195    1,758,295      572,371      367,050     4,784,071     818,996
                             --------    -----------   -----------   ----------   ----------   ----------   -----------  ----------
      Increase (decrease)
         in net assets
         from operations       64,248      3,448,651     2,134,608      736,087      356,336      431,233     4,247,173     766,174
                             --------    -----------   -----------   ----------   ----------   ----------   -----------  ----------
From capital transactions:
   Net proceeds from units
      sold                        405        129,444        49,625       36,630            0          766       259,704       2,317
   Cost of units redeemed     (69,266)    (1,359,224)     (999,816)    (368,979)     (41,408)    (313,021)   (2,828,330)   (210,387)
   Net transfers               13,642        608,441        23,497     (502,665)      49,882        9,831     1,439,657      70,393
                             --------    -----------   -----------   ----------   ----------   ----------   -----------  ----------
      Increase (decrease)
         in net assets
         from capital
         transactions         (55,219)      (621,339)     (926,694)    (835,014)       8,474     (302,424)   (1,128,969)   (137,677)
                             --------    -----------   -----------   ----------   ----------   ----------   -----------  ----------
Increase (decrease) in net
   assets                       9,029      2,827,312     1,207,914      (98,927)     364,810      128,809     3,118,204     628,497
Net assets at beginning of
   period                     538,235      8,656,285     8,988,517    4,174,658    1,350,548    2,028,933    26,948,148   2,030,854
                             --------    -----------   -----------   ----------   ----------   ----------   -----------  ----------
Net assets at end of
   period                    $547,264    $11,483,597   $10,196,431   $4,075,731   $1,715,358   $2,157,742   $30,066,352  $2,659,351
                             ========    ===========   ===========   ==========   ==========   ==========   ===========  ==========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                      96          8,128         4,237        3,152            0           46        11,461         296
   Units redeemed             (16,216)       (84,454)      (96,974)     (33,973)      (4,770)     (17,813)     (122,505)    (26,639)
   Units transferred              188         44,555        (5,778)     (57,073)       2,501          135        57,801       6,995
                             --------    -----------   -----------   ----------   ----------   ----------   -----------  ----------
Increase (decrease) in
   units outstanding          (15,932)       (31,771)      (98,515)     (87,894)      (2,269)     (17,632)      (53,243)    (19,348)
Beginning units               125,813        616,008       911,504      392,586      169,572      119,266     1,217,089     290,498
                             --------    -----------   -----------   ----------   ----------   ----------   -----------  ----------
Ending units                  109,881        584,237       812,989      304,692      167,303      101,634     1,163,846     271,150
                             ========    ===========   ===========   ==========   ==========   ==========   ===========  ==========

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                           Telecom      Total     Aggressive  Alliance               Blue Chip  Capital
                              Technology   Utility   Return Bond    Growth     Growth     Balanced     Growth    Growth
                               Portfolio  Portfolio   Portfolio    Portfolio  Portfolio   Portfolio  Portfolio Portfolio
                               (Class 1)  (Class 1)   (Class 1)    (Class 2)  (Class 2)   (Class 2)  (Class 2) (Class 2)
                              ---------- ----------  -----------  ---------- ----------  ----------  --------- ---------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                   $ (9,045) $   97,998  $    67,741   $ (4,072) $  (23,312) $   35,984  $ (9,191) $ (3,016)
   Net realized gains
      (losses)                  (70,427)   (146,290)     102,343    (30,890)    (28,302)    (67,689)   (7,783)   (2,896)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments               312,533     698,181      838,068    121,850     753,183     436,385   215,800    75,987
                               --------  ----------  -----------   --------  ----------  ----------  --------  --------
      Increase (decrease) in
         net assets from
         operations             233,061     649,889    1,008,152     86,888     701,569     404,680   198,826    70,075
                               --------  ----------  -----------   --------  ----------  ----------  --------  --------
From capital transactions:
   Net proceeds from units
      sold                            0       5,651      216,207      4,462      45,454      41,332     1,150     9,390
   Cost of units redeemed       (23,685)   (414,528)  (1,292,997)   (20,672)   (181,383)   (268,056)  (17,547)   (8,395)
   Net transfers                231,193    (127,694)   3,381,990     (7,015)   (146,692)     (4,084)  (64,184)   22,591
                               --------  ----------  -----------   --------  ----------  ----------  --------  --------
      Increase (decrease) in
         net assets from
         capital transactions   207,508    (536,571)   2,305,200    (23,225)   (282,621)   (230,808)  (80,581)   23,586
                               --------  ----------  -----------   --------  ----------  ----------  --------  --------
Increase (decrease) in net
   assets                       440,569     113,318    3,313,352     63,663     418,948     173,872   118,245    93,661
Net assets at beginning of
   period                       373,825   2,618,471    9,777,937    246,418   2,041,912   2,097,137   627,448   151,919
                               --------  ----------  -----------   --------  ----------  ----------  --------  --------
Net assets at end of period    $814,394  $2,731,789  $13,091,289   $310,081  $2,460,860  $2,271,009  $745,693  $245,580
                               ========  ==========  ===========   ========  ==========  ==========  ========  ========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                         0         443        9,247        488       1,661       3,164       276     1,945
   Units redeemed               (13,487)    (35,251)     (53,357)    (2,178)     (7,516)    (20,578)   (3,584)   (1,608)
   Units transferred            140,137     (11,693)     137,060     (1,072)     (6,590)     (1,745)  (14,022)    4,188
                               --------  ----------  -----------   --------  ----------  ----------  --------  --------
Increase (decrease) in units
   outstanding                  126,650     (46,501)      92,950     (2,762)    (12,445)    (19,159)  (17,330)    4,525
Beginning units                 269,124     234,920      424,772     31,065      95,077     170,842   148,064    31,109
                               --------  ----------  -----------   --------  ----------  ----------  --------  --------
Ending units                    395,774     188,419      517,722     28,303      82,632     151,683   130,734    35,634
                               ========  ==========  ===========   ========  ==========  ==========  ========  ========

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                           Davis
                                  Cash      Corporate     Venture     "Dogs" of      Equity    Fundamental   Global      Global
                               Management      Bond        Value     Wall Street Opportunities    Growth      Bond      Equities
                               Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio   Portfolio  Portfolio
                               (Class 2)    (Class 2)    (Class 2)    (Class 2)    (Class 2)    (Class 2)   (Class 2)  (Class 2)
                              -----------  -----------  -----------  ----------- ------------- ----------- ----------  ---------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $    27,769  $   338,112  $   (11,270)  $  17,758   $   (4,630)   $ (3,145)  $   30,943  $  6,059
   Net realized gains
      (losses)                   (161,620)     (25,058)    (268,558)    (93,290)    (123,190)     (6,744)      87,768   (14,779)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments                  34,633    1,550,600    2,824,991     166,989      389,512      69,624      (34,485)  123,850
                              -----------  -----------  -----------   ---------   ----------    --------   ----------  --------
      Increase (decrease) in
         net assets from
         operations               (99,218)   1,863,654    2,545,163      91,457      261,692      59,735       84,226   115,130
                              -----------  -----------  -----------   ---------   ----------    --------   ----------  --------
From capital transactions:
   Net proceeds from units
      sold                        382,040       33,555      290,038       1,728        3,600           0      108,345    25,238
   Cost of units redeemed      (3,115,071)  (1,156,416)    (952,802)    (55,236)     (67,119)    (23,112)    (531,599)  (30,124)
   Net transfers                  542,225      220,536     (416,430)    (73,673)     (51,846)     (1,494)     (34,338)  (77,617)
                              -----------  -----------  -----------   ---------   ----------    --------   ----------  --------
      Increase (decrease) in
         net assets from
         capital transactions  (2,190,806)    (902,325)  (1,079,194)   (127,181)    (115,365)    (24,606)    (457,592)  (82,503)
                              -----------  -----------  -----------   ---------   ----------    --------   ----------  --------
Increase (decrease) in net
   assets                      (2,290,024)     961,329    1,465,969     (35,724)     146,327      35,129     (373,366)   32,627
Net assets at beginning of
   period                       6,999,324    7,127,819    9,300,788     637,906      988,372     198,132    2,261,440   536,289
                              -----------  -----------  -----------   ---------   ----------    --------   ----------  --------
Net assets at end of period   $ 4,709,300  $ 8,089,148  $10,766,757   $ 602,182   $1,134,699    $233,261   $1,888,074  $568,916
                              ===========  ===========  ===========   =========   ==========    ========   ==========  ========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                      28,289        1,943       10,756         202          276           0        5,316     1,520
   Units redeemed                (230,824)     (63,634)     (37,100)     (6,170)      (5,414)     (1,920)     (26,709)   (1,746)
   Units transferred               39,109       11,194      (18,652)     (8,251)      (4,154)       (123)      (1,989)   (5,877)
                              -----------  -----------  -----------   ---------   ----------    --------   ----------  --------
Increase (decrease) in units
   outstanding                   (163,426)     (50,497)     (44,996)    (14,219)      (9,292)     (2,043)     (23,382)   (6,103)
Beginning units                   516,307      425,897      381,192      70,762       80,448      17,121      111,376    36,692
                              -----------  -----------  -----------   ---------   ----------    --------   ----------  --------
Ending units                      352,881      375,400      336,196      56,543       71,156      15,078       87,994    30,589
                              ===========  ===========  ===========   =========   ==========    ========   ==========  ========

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                                                                     MFS
                                                                    International International Massachusetts
                                Growth-       Growth    High-Yield   Diversified    Growth and    Investors     Mid-Cap
                                Income    Opportunities    Bond        Equities       Income        Trust       Growth    Technology
                               Portfolio    Portfolio    Portfolio    Portfolio     Portfolio     Portfolio    Portfolio   Portfolio
                               (Class 2)    (Class 2)    (Class 2)    (Class 2)     (Class 2)     (Class 2)    (Class 2)   (Class 2)
                              ----------  ------------- ----------  ------------- ------------- ------------- ----------  ----------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $   (5,763)   $ (2,873)   $  256,802   $   (5,969)   $  (22,981)    $  (3,300)  $  (16,035)  $ (2,568)
   Net realized gains
      (losses)                  (126,493)    (19,834)     (551,461)    (402,516)     (256,996)       11,509      (53,165)    (5,577)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments                567,702      44,892     1,283,705      918,858       622,588       194,888      424,907     73,611
                              ----------    --------    ----------   ----------    ----------     ---------   ----------   --------
      Increase (decrease) in
         net assets from
         operations              435,446      22,185       989,046      510,373       342,611       203,097      355,707     65,466
                              ----------    --------    ----------   ----------    ----------     ---------   ----------   --------
From capital transactions:
   Net proceeds from units
      sold                        56,192           0        24,482       69,213        77,853         1,156       79,815          0
   Cost of units redeemed       (157,820)    (18,978)     (467,060)    (209,746)     (254,035)      (94,310)    (194,370)   (10,055)
   Net transfers                 (79,196)    (42,995)      831,521      282,309      (253,695)      (21,938)    (128,363)    29,639
                              ----------    --------    ----------   ----------    ----------     ---------   ----------   --------
      Increase (decrease) in
         net assets from
         capital transactions   (180,824)    (61,973)      388,943      141,776      (429,877)     (115,092)    (242,918)    19,584
                              ----------    --------    ----------   ----------    ----------     ---------   ----------   --------
Increase (decrease) in net
   assets                        254,622     (39,788)    1,377,989      652,149       (87,266)       88,005      112,789     85,050
Net assets at beginning of
   period                      1,916,322     228,438     2,150,072    1,857,243     1,652,892       899,973    1,041,129    132,820
                              ----------    --------    ----------   ----------    ----------     ---------   ----------   --------
Net assets at end of period   $2,170,944    $188,650    $3,528,061   $2,509,392    $1,565,626     $ 987,978   $1,153,918   $217,870
                              ==========    ========    ==========   ==========    ==========     =========   ==========   ========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                      2,425           0         1,659        5,704         6,484            71       10,090          0
   Units redeemed                 (7,873)     (4,164)      (26,259)     (21,224)      (22,479)       (5,050)     (24,400)    (6,558)
   Units transferred              (4,619)    (11,475)       51,808       27,632       (22,596)       (1,390)     (17,152)    17,118
                              ----------    --------    ----------   ----------    ----------     ---------   ----------   --------
Increase (decrease) in units
   outstanding                   (10,067)    (15,639)       27,208       12,112       (38,591)       (6,369)     (31,462)    10,560
Beginning units                   99,771      53,858       154,823      190,449       157,055        53,532      150,830     96,831
                              ----------    --------    ----------   ----------    ----------     ---------   ----------   --------
Ending units                      89,704      38,219       182,031      202,561       118,464        47,163      119,368    107,391
                              ==========    ========    ==========   ==========    ==========     =========   ==========   ========

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                             Total                 Marsico
                                Telecom     Return      Foreign    Focused    MFS Total  Small & Mid    Capital
                                Utility      Bond        Value      Growth     Return     Cap Value     Growth      Comstock
                               Portfolio   Portfolio   Portfolio  Portfolio   Portfolio   Portfolio    Portfolio   Portfolio
                               (Class 2)   (Class 2)   (Class 3)  (Class 3)   (Class 3)   (Class 3)   (Class II)   (Class II)
                               ---------  ----------  ----------  ---------  ----------  -----------  ----------  -----------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                   $  28,626  $    8,392  $   90,251  $  (9,510) $   85,450  $   (83,332) $  (19,059) $   464,938
   Net realized gains (losses)   (17,426)     47,673    (344,767)  (187,044)   (234,686)  (1,091,182)    (21,725)  (1,549,161)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments                191,728      84,886   2,181,456    420,076     774,655    4,533,550     638,095    5,081,015
                               ---------  ----------  ----------  ---------  ----------  -----------  ----------  -----------
      Increase (decrease) in
         net assets from
         operations              202,928     140,951   1,926,940    223,522     625,419    3,359,036     597,311    3,996,792
                               ---------  ----------  ----------  ---------  ----------  -----------  ----------  -----------
From capital transactions:
   Net proceeds from units
      sold                        29,716       9,445     190,007          0      74,244      112,102       1,782       97,395
   Cost of units redeemed        (38,065)   (304,980)   (848,165)  (124,416)   (447,477)  (6,678,510)    (72,205)  (1,525,782)
   Net transfers                (128,306)    708,173     118,751    (96,883)    105,499      108,223     296,312     (486,445)
                               ---------  ----------  ----------  ---------  ----------  -----------  ----------  -----------
      Increase (decrease) in
         net assets from
         capital transactions   (136,655)    412,638    (539,407)  (221,299)   (267,734)  (6,458,185)    225,889   (1,914,832)
                               ---------  ----------  ----------  ---------  ----------  -----------  ----------  -----------
Increase (decrease) in net
   assets                         66,273     553,589   1,387,533      2,223     357,685   (3,099,149)    823,200    2,081,960
Net assets at beginning of
   period                        801,216   1,176,504   7,789,883    944,106   4,076,823    8,369,372     805,366   17,188,980
                               ---------  ----------  ----------  ---------  ----------  -----------  ----------  -----------
Net assets at end of period    $ 867,489  $1,730,093  $9,177,416  $ 946,329  $4,434,508  $ 5,270,223  $1,628,566  $19,270,940
                               =========  ==========  ==========  =========  ==========  ===========  ==========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                      2,076         404      12,676          0       3,397        8,379         209        9,639
   Units redeemed                 (3,283)    (12,621)    (59,601)   (16,016)    (19,910)    (407,165)    (10,806)    (173,635)
   Units transferred             (10,877)     29,809        (649)   (10,490)      4,356        6,204      45,176      (63,020)
                               ---------  ----------  ----------  ---------  ----------  -----------  ----------  -----------
Increase (decrease) in units
   outstanding                   (12,084)     17,592     (47,574)   (26,506)    (12,157)    (392,582)     34,579     (227,016)
Beginning units                   72,646      51,866     599,433    120,821     187,544      713,893     144,363    2,000,279
                               ---------  ----------  ----------  ---------  ----------  -----------  ----------  -----------
Ending units                      60,562      69,458     551,859     94,315     175,387      321,311     178,942    1,773,263
                               =========  ==========  ==========  =========  ==========  ===========  ==========  ===========

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                Growth and     Global                    Growth-       Growth
                                  Income       Growth       Growth       Income      and Income
                                Portfolio       Fund         Fund         Fund       Portfolio
                                (Class II)   (Class 2)    (Class 2)     (Class 2)    (Class VC)
                               -----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                   $   343,229  $   (30,317) $  (253,518) $     42,112  $   (85,620)
   Net realized gains (losses)  (1,017,284)    (793,093)  (1,742,198)   (4,403,586)  (1,559,865)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments                4,021,893   10,343,286   11,287,146    20,571,992    4,284,335
                               -----------  -----------  -----------  ------------  -----------
      Increase (decrease) in
         net assets from
         operations              3,347,838    9,519,876    9,291,430    16,210,518    2,638,850
                               -----------  -----------  -----------  ------------  -----------
From capital transactions:
   Net proceeds from units
      sold                         202,560      393,212      476,858       878,132      323,947
   Cost of units redeemed       (1,381,085)  (2,618,880)  (2,878,768)  (13,482,959)  (1,835,580)
   Net transfers                  (163,846)    (841,614)    (201,458)      (55,049)      19,365
                               -----------  -----------  -----------  ------------  -----------
      Increase (decrease) in
         net assets from
         capital transactions   (1,342,371)  (3,067,282)  (2,603,368)  (12,659,876)  (1,492,268)
                               -----------  -----------  -----------  ------------  -----------
Increase (decrease) in net
   assets                        2,005,467    6,452,594    6,688,062     3,550,642    1,146,582
Net assets at beginning of
   period                       16,881,744   26,031,046   26,642,734    59,344,863   17,614,625
                               -----------  -----------  -----------  ------------  -----------
Net assets at end of period    $18,887,211  $32,483,640  $33,330,796  $ 62,895,505  $18,761,207
                               ===========  ===========  ===========  ============  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                       19,246       24,943       36,814        75,689       36,276
   Units redeemed                 (130,341)    (158,931)    (211,971)     (983,863)    (212,211)
   Units transferred               (26,205)     (57,237)     (16,877)      (16,194)      (5,776)
                               -----------  -----------  -----------  ------------  -----------
Increase (decrease) in units
   outstanding                    (137,300)    (191,225)    (192,034)     (924,368)    (181,711)
Beginning units                  1,621,036    1,745,632    2,162,091     5,135,270    2,007,838
                               -----------  -----------  -----------  ------------  -----------
Ending units                     1,483,736    1,554,407    1,970,057     4,210,902    1,826,127
                               ===========  ===========  ===========  ============  ===========

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008

                                                      Government                                                         Government
                             Asset        Capital        and                       Natural       Asset        Capital        and
                          Allocation   Appreciation  Quality Bond    Growth       Resources    Allocation  Appreciation Quality Bond
                           Portfolio     Portfolio     Portfolio    Portfolio     Portfolio    Portfolio     Portfolio    Portfolio
                           (Class 1)     (Class 1)     (Class 1)    (Class 1)     (Class 1)    (Class 2)     (Class 2)    (Class 2)
                         ------------  ------------  ------------ ------------  ------------  -----------  ------------ -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment income
      (loss)             $    545,719  $   (721,612) $   759,863  $   (117,212) $   (106,792) $   174,116  $  (105,663) $   286,555
   Net realized gains
      (losses)              4,662,446    11,888,681        1,860     1,494,076     6,067,242    1,968,877    1,832,864      (37,117)
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments         (14,481,736)  (34,405,169)      92,855    (8,145,449)  (14,356,740)  (5,382,420)  (5,199,065)     103,274
                         ------------  ------------  -----------  ------------  ------------  -----------  -----------  -----------
      Increase
         (decrease) in
         net assets from
         operations        (9,273,571)  (23,238,100)     854,578    (6,768,585)   (8,396,290)  (3,239,427)  (3,471,864)     352,712
                         ------------  ------------  -----------  ------------  ------------  -----------  -----------  -----------
From capital
   transactions:
   Net proceeds from
      units sold              779,970     1,353,883      970,580        67,634       323,541      596,645      688,409      415,951
   Cost of units
      redeemed             (4,690,018)   (6,717,383)  (5,739,335)   (2,149,717)   (2,115,054)  (1,670,317)    (861,170)  (2,694,053)
   Net transfers           (2,650,928)    1,906,916    8,985,914    (1,169,776)   (4,979,691)    (151,966)    (731,576)   1,951,993
                         ------------  ------------  -----------  ------------  ------------  -----------  -----------  -----------
      Increase
         (decrease) in
         net assets from
         capital
         transactions      (6,560,976)   (3,456,584)   4,217,159    (3,251,859)   (6,771,204)  (1,225,638)    (904,337)    (326,109)
                         ------------  ------------  -----------  ------------  ------------  -----------  -----------  -----------
Increase (decrease) in
   net assets             (15,834,547)  (26,694,684)   5,071,737   (10,020,444)  (15,167,494)  (4,465,065)  (4,376,201)      26,603
Net assets at beginning
   of period               41,187,411    57,848,317   28,835,519    18,875,808    21,409,853   13,963,890    8,971,385   13,816,724
                         ------------  ------------  -----------  ------------  ------------  -----------  -----------  -----------
Net assets at end of
   period                $ 25,352,864  $ 31,153,633  $33,907,256  $  8,855,364  $  6,242,359  $ 9,498,825  $ 4,595,184  $13,843,327
                         ============  ============  ===========  ============  ============  ===========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                  30,888        29,204       52,858         1,955         5,251       23,226       15,352       22,798
   Units redeemed            (196,666)     (151,469)    (313,442)      (67,601)      (37,258)     (67,958)     (19,700)    (149,240)
   Units transferred         (120,414)       34,246      488,294       (35,990)      (99,070)      (7,984)     (16,514)     108,019
                         ------------  ------------  -----------  ------------  ------------  -----------  -----------  -----------
Increase (decrease) in
   units outstanding         (286,192)      (88,019)     227,710      (101,636)     (131,077)     (52,716)     (20,862)     (18,423)
Beginning units             1,523,832     1,056,155    1,578,778       507,088       319,590      521,756      165,160      764,757
                         ------------  ------------  -----------  ------------  ------------  -----------  -----------  -----------
Ending units                1,237,640       968,136    1,806,488       405,452       188,513      469,040      144,298      746,334
                         ============  ============  ===========  ============  ============  ===========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                                            Natural     Aggressive    Alliance                  Blue Chip    Capital       Cash
                                Growth     Resources      Growth       Growth       Balanced     Growth      Growth      Management
                              Portfolio    Portfolio    Portfolio     Portfolio    Portfolio    Portfolio   Portfolio    Portfolio
                              (Class 2)    (Class 2)    (Class 1)     (Class 1)    (Class 1)    (Class 1)   (Class 1)    (Class 1)
                             -----------  -----------  -----------  ------------  -----------  ----------  ----------  ------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                 $   (26,891) $   (46,362) $   (51,140) $   (277,402) $   254,830  $  (16,698) $  (17,020) $    603,907
   Net realized gains
      (losses)                   458,659    1,530,408      215,621      (985,757)    (518,420)     68,344      32,503      (225,476)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments             (1,757,636)  (4,988,908)  (3,994,390)   (9,026,770)  (3,943,124)   (687,502)   (640,392)     (446,266)
                             -----------  -----------  -----------  ------------  -----------  ----------  ----------  ------------
      Increase (decrease) in
         net assets from
         operations           (1,325,868)  (3,504,862)  (3,829,909)  (10,289,929)  (4,206,714)   (635,856)   (624,909)      (67,835)
                             -----------  -----------  -----------  ------------  -----------  ----------  ----------  ------------
From capital transactions:
   Net proceeds from units
      sold                       361,870      230,165       61,206       143,584      274,324      36,453      51,655       756,292
   Cost of units redeemed       (446,740)    (337,961)    (862,584)   (3,185,586)  (2,023,997)   (182,913)    (56,453)  (17,075,249)
   Net transfers                (270,544)    (204,245)    (429,807)   (1,577,774)    (310,728)   (203,389)   (224,070)   27,206,919
                             -----------  -----------  -----------  ------------  -----------  ----------  ----------  ------------
      Increase (decrease) in
         net assets from
         capital
         transactions           (355,414)    (312,041)  (1,231,185)   (4,619,776)  (2,060,401)   (349,849)   (228,868)   10,887,962
                             -----------  -----------  -----------  ------------  -----------  ----------  ----------  ------------
Increase (decrease) in net
   assets                     (1,681,282)  (3,816,903)  (5,061,094)  (14,909,705)  (6,267,115)   (985,705)   (853,777)   10,820,127
Net assets at beginning of
   period                      3,490,370    6,966,017    8,215,347    27,729,276   16,641,647   1,877,246   1,515,708    15,414,637
                             -----------  -----------  -----------  ------------  -----------  ----------  ----------  ------------
Net assets at end of period  $ 1,809,088  $ 3,149,114  $ 3,154,253  $ 12,819,571  $10,374,532  $  891,541  $  661,931  $ 26,234,764
                             ===========  ===========  ===========  ============  ===========  ==========  ==========  ============
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                     11,255        3,434        4,245         4,613       18,008       5,736       6,854        54,874
   Units redeemed                (14,679)      (6,230)     (62,811)     (104,972)    (134,396)    (30,638)     (9,894)   (1,240,277)
   Units transferred              (7,431)      (6,042)     (25,654)      (53,683)     (26,245)    (30,207)    (28,659)    1,977,351
                             -----------  -----------  -----------  ------------  -----------  ----------  ----------  ------------
Increase (decrease) in
   units outstanding             (10,855)      (8,838)     (84,220)     (154,042)    (142,633)    (55,109)    (31,699)      791,948
Beginning units                   94,714      104,833      476,173       741,060      977,643     263,780     165,911     1,118,541
                             -----------  -----------  -----------  ------------  -----------  ----------  ----------  ------------
Ending units                      83,859       95,995      391,953       587,018      835,010     208,671     134,212     1,910,489
                             ===========  ===========  ===========  ============  ===========  ==========  ==========  ============

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                                            Davis
                            Corporate      Venture     "Dogs" of      Equity     Fundamental    Global       Global       Growth-
                               Bond         Value     Wall Street  Opportunities    Growth       Bond       Equities      Income
                            Portfolio     Portfolio    Portfolio     Portfolio    Portfolio   Portfolio    Portfolio     Portfolio
                            (Class 1)     (Class 1)    (Class 1)     (Class 1)    (Class 1)   (Class 1)    (Class 1)     (Class 1)
                           -----------  ------------  -----------  ------------- ----------- -----------  -----------  ------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)               $   647,309  $     35,137  $    43,702   $    (8,912) $  (14,335) $   172,665  $    32,309  $   (119,107)
   Net realized gains
      (losses)                (157,110)   10,015,722      315,056       864,058      56,316      276,163      697,382     2,164,027
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments           (2,652,740)  (40,398,270)  (1,136,715)   (4,523,828)   (565,023)    (215,432)  (4,065,199)  (15,866,079)
                           -----------  ------------  -----------   -----------  ----------  -----------  -----------  ------------
      Increase (decrease)
         in net assets
         from operations    (2,162,541)  (30,347,411)    (777,957)   (3,668,682)   (523,042)     233,396   (3,335,508)  (13,821,159)
                           -----------  ------------  -----------   -----------  ----------  -----------  -----------  ------------
From capital transactions:
   Net proceeds from units
      sold                     941,365     1,293,957       18,722        58,070      37,404      774,680       20,635       191,491
   Cost of units redeemed   (2,655,733)   (9,865,826)    (605,445)   (1,343,790)   (251,791)  (1,249,532)  (1,042,333)   (3,765,593)
   Net transfers              (315,854)   (6,797,848)     (45,049)     (954,286)    (79,480)   1,131,930     (920,913)   (1,834,414)
                           -----------  ------------  -----------   -----------  ----------  -----------  -----------  ------------
      Increase (decrease)
         in net assets
         from capital
         transactions       (2,030,222)  (15,369,717)    (631,772)   (2,240,006)   (293,867)     657,078   (1,942,611)   (5,408,516)
                           -----------  ------------  -----------   -----------  ----------  -----------  -----------  ------------
Increase (decrease) in net
   assets                   (4,192,763)  (45,717,128)  (1,409,729)   (5,908,688)   (816,909)     890,474   (5,278,119)  (19,229,675)
Net assets at beginning of
   period                   23,679,567    87,441,680    3,153,711    10,712,716   1,395,747    8,909,328    8,742,817    34,892,992
                           -----------  ------------  -----------   -----------  ----------  -----------  -----------  ------------
Net assets at end of
   period                  $19,486,804  $ 41,724,552  $ 1,743,982   $ 4,804,028  $  578,838  $ 9,799,802  $ 3,464,698  $ 15,663,317
                           ===========  ============  ===========   ===========  ==========  ===========  ===========  ============
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                   51,088        38,783        1,802         3,670       1,938       38,046        1,090         6,868
   Units redeemed             (147,676)     (291,668)     (53,983)      (79,923)    (13,593)     (62,409)     (49,325)     (139,330)
   Units transferred           (22,781)     (213,343)      (6,569)      (59,198)     (3,663)      50,029      (47,220)      (70,632)
                           -----------  ------------  -----------   -----------  ----------  -----------  -----------  ------------
Increase (decrease) in
   units outstanding          (119,369)     (466,228)     (58,750)     (135,451)    (15,318)      25,666      (95,455)     (203,094)
Beginning units              1,270,266     2,153,238      249,887       521,077      64,753      451,105      330,018     1,007,109
                           -----------  ------------  -----------   -----------  ----------  -----------  -----------  ------------
Ending units                 1,150,897     1,687,010      191,137       385,626      49,435      476,771      234,563       804,015
                           ===========  ============  ===========   ===========  ==========  ===========  ===========  ============

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                                                                                                 MFS
                                                   International International   Marsico    Massachusetts
                            Growth    High-Yield    Diversified    Growth and    Focused      Investors        MFS        Mid-Cap
                        Opportunities    Bond        Equities        Income      Growth         Trust     Total Return     Growth
                          Portfolio    Portfolio     Portfolio     Portfolio    Portfolio     Portfolio     Portfolio    Portfolio
                          (Class 1)    (Class 1)     (Class 1)     (Class 1)    (Class 1)     (Class 1)     (Class 1)    (Class 1)
                        ------------- -----------  ------------- ------------- -----------  ------------- ------------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)      $  (11,994)  $ 1,034,141  $   240,528   $     66,053  $   (22,405) $   (15,851)  $    590,011  $   (50,197)
   Net realized gains
      (losses)               50,498      (633,978)   1,303,444      1,576,780      323,055      228,353      1,123,386      221,672
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments          (406,896)   (4,557,878)  (8,455,548)    (6,575,343)  (1,367,470)  (1,304,315)   (10,507,207)  (1,968,535)
                         ----------   -----------  -----------   ------------  -----------  -----------   ------------  -----------
      Increase
         (decrease) in
         net assets
         from
          operations       (368,392)   (4,157,715)  (6,911,576)    (4,932,510)  (1,066,820)  (1,091,813)    (8,793,810)  (1,797,060)
                         ----------   -----------  -----------   ------------  -----------  -----------   ------------  -----------
From capital transactions:
   Net proceeds from
      units sold             39,584       469,306       45,120        297,002       37,339       20,646      1,719,650       33,395
   Cost of units
      redeemed              (61,470)   (1,700,893)  (1,921,400)    (1,263,593)    (175,558)    (403,579)    (3,866,695)    (567,245)
   Net transfers           (392,235)     (524,261)    (632,981)    (6,323,967)    (462,456)    (181,426)        87,219     (270,833)
                         ----------   -----------  -----------   ------------  -----------  -----------   ------------  -----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions      (414,121)   (1,755,848)  (2,509,261)    (7,290,558)    (600,675)    (564,359)    (2,059,826)    (804,683)
                         ----------   -----------  -----------   ------------  -----------  -----------   ------------  -----------
Increase (decrease) in
   net assets              (782,513)   (5,913,563)  (9,420,837)   (12,223,068)  (1,667,495)  (1,656,172)   (10,853,636)  (2,601,743)
Net assets at beginning
   of period              1,320,748    14,569,848   18,409,354     16,397,726    3,018,043    3,685,105     37,801,784    4,632,597
                         ----------   -----------  -----------   ------------  -----------  -----------   ------------  -----------
Net assets at end of
   period                $  538,235   $ 8,656,285  $ 8,988,517   $  4,174,658  $ 1,350,548  $ 2,028,933   $ 26,948,148  $ 2,030,854
                         ==========   ===========  ===========   ============  ===========  ===========   ============  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                 6,809        23,933        3,271         16,885        3,175        1,126         64,066        3,031
   Units redeemed           (10,797)      (90,611)    (145,989)       (75,557)     (15,685)     (18,269)      (148,887)     (55,833)
   Units transferred        (65,024)      (10,061)     (58,750)      (370,100)     (38,794)      (7,737)        (9,259)     (26,311)
                         ----------   -----------  -----------   ------------  -----------  -----------   ------------  -----------
Increase (decrease) in
   units outstanding        (69,012)      (76,739)    (201,468)      (428,772)     (51,304)     (24,880)       (94,080)     (79,113)
Beginning units             194,825       692,747    1,112,972        821,358      220,876      144,146      1,311,169      369,611
                         ----------   -----------  -----------   ------------  -----------  -----------   ------------  -----------
Ending units                125,813       616,008      911,504        392,586      169,572      119,266      1,217,089      290,498
                         ==========   ===========  ===========   ============  ===========  ===========   ============  ===========

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                                            Telecom       Total    Aggressive   Alliance                 Blue Chip   Capital
                               Technology   Utility    Return Bond   Growth      Growth     Balanced      Growth      Growth
                                Portfolio  Portfolio    Portfolio   Portfolio  Portfolio    Portfolio    Portfolio  Portfolio
                                (Class 1)  (Class 1)    (Class 1)   (Class 2)  (Class 2)    (Class 2)    (Class 2)  (Class 2)
                               ---------- -----------  ----------- ---------- -----------  -----------  ----------  ---------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                   $  (8,938) $    35,554  $  206,421  $  (5,965) $   (46,154) $    44,278  $  (11,038) $  (3,439)
   Net realized gains (losses)   (10,105)       6,415     (48,824)   (31,781)     130,581      (28,532)     19,602      7,013
   Change in net unrealized
      appreciation
      (depreciation) of
      investments               (419,683)  (1,839,601)    184,332   (300,633)  (1,620,877)    (946,836)   (415,658)  (129,266)
                               ---------  -----------  ----------  ---------  -----------  -----------  ----------  ---------
      Increase (decrease) in
         net assets from
         operations             (438,726)  (1,797,632)    341,929   (338,379)  (1,536,450)    (931,090)   (407,094)  (125,692)
                               ---------  -----------  ----------  ---------  -----------  -----------  ----------  ---------
From capital transactions:
   Net proceeds from units
      sold                        25,014       39,466     453,635    104,710      352,512      266,796      69,145    103,295
   Cost of units redeemed        (14,593)    (461,538)   (712,369)  (174,845)    (466,390)    (399,856)    (49,758)   (45,781)
   Net transfers                (186,228)     (95,688)  4,461,650    (89,805)    (230,192)    (497,689)     (2,439)     9,044
                               ---------  -----------  ----------  ---------  -----------  -----------  ----------  ---------
      Increase (decrease) in
         net assets from
         capital transactions   (175,807)    (517,760)  4,202,916   (159,940)    (344,070)    (630,749)     16,948     66,558
                               ---------  -----------  ----------  ---------  -----------  -----------  ----------  ---------
Increase (decrease) in net
   assets                       (614,533)  (2,315,392)  4,544,845   (498,319)  (1,880,520)  (1,561,839)   (390,146)   (59,134)
Net assets at beginning of
   period                        988,358    4,933,863   5,233,092    744,737    3,922,432    3,658,976   1,017,594    211,053
                               ---------  -----------  ----------  ---------  -----------  -----------  ----------  ---------
Net assets at end of period    $ 373,825  $ 2,618,471  $9,777,937  $ 246,418  $ 2,041,912  $ 2,097,137  $  627,448  $ 151,919
                               =========  ===========  ==========  =========  ===========  ===========  ==========  =========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                     16,361        2,400      20,677      6,894       10,670       17,835      10,855     12,661
   Units redeemed                 (6,696)     (31,554)    (32,254)   (12,317)     (15,122)     (26,798)     (9,414)    (5,769)
   Units transferred             (82,961)      (8,658)    201,132     (7,195)      (6,882)     (37,404)      2,625        904
                               ---------  -----------  ----------  ---------  -----------  -----------  ----------  ---------
Increase (decrease) in units
   outstanding                   (73,296)     (37,812)    189,555    (12,618)     (11,334)     (46,367)      4,066      7,796
Beginning units                  342,420      272,732     235,217     43,683      106,411      217,209     143,998     23,313
                               ---------  -----------  ----------  ---------  -----------  -----------  ----------  ---------
Ending units                     269,124      234,920     424,772     31,065       95,077      170,842     148,064     31,109
                               =========  ===========  ==========  =========  ===========  ===========  ==========  =========

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                                                            Davis
                                   Cash      Corporate     Venture     "Dogs" of       Equity    Fundamental   Global      Global
                                Management     Bond         Value     Wall Street  Opportunities   Growth       Bond      Equities
                                Portfolio    Portfolio    Portfolio    Portfolio     Portfolio    Portfolio   Portfolio  Portfolio
                                (Class 2)    (Class 2)    (Class 2)    (Class 2)     (Class 2)    (Class 2)   (Class 2)  (Class 2)
                               -----------  -----------  -----------  -----------  ------------- ----------- ----------  ---------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                   $   154,584  $   217,468  $   (16,999) $   12,104    $   (3,213)   $  (5,154) $   37,479  $   3,129
   Net realized gains (losses)     (28,972)     (41,311)   2,480,088     140,948       210,480       24,204      42,602     70,115
   Change in net unrealized
      appreciation
      (depreciation) of
      investments                 (155,878)    (995,748)  (9,003,408)   (432,764)     (901,205)    (188,487)    (27,556)  (481,681)
                               -----------  -----------  -----------  ----------    ----------    ---------  ----------  ---------
      Increase (decrease) in
      net assets from
      operations                   (30,266)    (819,591)  (6,540,319)   (279,712)     (693,938)    (169,437)     52,525   (408,437)
                               -----------  -----------  -----------  ----------    ----------    ---------  ----------  ---------
From capital transactions:
   Net proceeds from units
      sold                         650,842       87,779      884,017       6,006       150,952      187,298      30,501    159,195
   Cost of units redeemed       (5,785,152)    (970,345)  (1,753,944)    (57,465)     (206,965)     (44,896)   (255,261)   (82,828)
   Net transfers                 8,226,199       89,551   (1,278,308)   (188,593)     (186,413)     (68,929)    243,393   (101,902)
                               -----------  -----------  -----------  ----------    ----------    ---------  ----------  ---------
      Increase (decrease) in
         net assets from
         capital transactions    3,091,889     (793,015)  (2,148,235)   (240,052)     (242,426)      73,473      18,633    (25,535)
                               -----------  -----------  -----------  ----------    ----------    ---------  ----------  ---------
Increase (decrease) in net
   assets                        3,061,623   (1,612,606)  (8,688,554)   (519,764)     (936,364)     (95,964)     71,158   (433,972)
Net assets at beginning of
   period                        3,937,701    8,740,425   17,989,342   1,157,670     1,924,736      294,096   2,190,282    970,261
                               -----------  -----------  -----------  ----------    ----------    ---------  ----------  ---------
Net assets at end of period    $ 6,999,324  $ 7,127,819  $ 9,300,788  $  637,906    $  988,372    $ 198,132  $2,261,440  $ 536,289
                               ===========  ===========  ===========  ==========    ==========    =========  ==========  =========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                       47,680        5,382       26,041         531         8,588        9,218       1,531      6,868
   Units redeemed                 (424,815)     (55,556)     (53,700)     (5,274)      (11,975)      (2,460)    (13,009)    (3,739)
   Units transferred               604,062        2,462      (39,378)    (17,120)      (10,872)      (3,428)     10,715     (3,442)
                               -----------  -----------  -----------  ----------    ----------    ---------  ----------  ---------
Increase (decrease) in units
   outstanding                     226,927      (47,712)     (67,037)    (21,863)      (14,259)       3,330        (763)      (313)
Beginning units                    289,380      473,609      448,229      92,625        94,707       13,791     112,139     37,005
                               -----------  -----------  -----------  ----------    ----------    ---------  ----------  ---------
Ending units                       516,307      425,897      381,192      70,762        80,448       17,121     111,376     36,692
                               ===========  ===========  ===========  ==========    ==========    =========  ==========  =========

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                                                                                                    MFS
                                                                   International International Massachusetts
                             Growth-       Growth     High-Yield     Diversified    Growth and   Investors     Mid-Cap
                              Income    Opportunities    Bond         Equities        Income       Trust       Growth     Technology
                            Portfolio     Portfolio    Portfolio      Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                            (Class 2)     (Class 2)    (Class 2)      (Class 2)     (Class 2)    (Class 2)    (Class 2)    (Class 2)
                           -----------  ------------- -----------  ------------- ------------- ------------- -----------  ----------
INCREASE (DECREASE) IN NET
ASSETS:
From operations:
   Net investment income
      (loss)               $   (19,837)   $  (5,119)  $   244,533   $    43,803   $    27,079   $   (12,489) $   (25,055) $  (3,766)
   Net realized gains
      (losses)                 460,673       23,523      (517,595)      307,509       459,314       153,494       42,834    (10,757)
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments           (2,090,327)    (181,094)     (758,332)   (1,667,540)   (2,149,213)     (716,917)    (901,995)  (152,785)
                           -----------    ---------   -----------   -----------   -----------   -----------  -----------  ---------
      Increase (decrease)
         in net assets
         from operations    (1,649,491)    (162,690)   (1,031,394)   (1,316,228)   (1,662,820)     (575,912)    (884,216)  (167,308)
                           -----------    ---------   -----------   -----------   -----------   -----------  -----------  ---------
From capital transactions:
   Net proceeds from units
      sold                     231,870       37,510       165,443       335,941       165,075        64,254       16,799        835
   Cost of units redeemed     (454,207)     (72,496)     (328,746)     (438,212)     (303,579)     (425,554)    (134,017)   (17,176)
   Net transfers              (412,459)     (92,225)     (178,887)       68,427      (761,334)     (226,446)    (162,022)   (16,599)
                           -----------    ---------   -----------   -----------   -----------   -----------  -----------  ---------
      Increase (decrease)
         in net assets
         from capital
         transactions         (634,796)    (127,211)     (342,190)      (33,844)     (899,838)     (587,746)    (279,240)   (32,940)
                           -----------    ---------   -----------   -----------   -----------   -----------  -----------  ---------
Increase (decrease) in net
   assets                   (2,284,287)    (289,901)   (1,373,584)   (1,350,072)   (2,562,658)   (1,163,658)  (1,163,456)  (200,248)
Net assets at beginning of
   period                    4,200,609      518,339     3,523,656     3,207,315     4,215,550     2,063,631    2,204,585    333,068
                           -----------    ---------   -----------   -----------   -----------   -----------  -----------  ---------
Net assets at end of
   period                  $ 1,916,322    $ 228,438   $ 2,150,072   $ 1,857,243   $ 1,652,892   $   899,973  $ 1,041,129  $ 132,820
                           ===========    =========   ===========   ===========   ===========   ===========  ===========  =========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                    8,141        7,762         8,229        25,635         9,329         2,998        1,820        351
   Units redeemed              (16,920)     (14,618)      (18,480)      (33,093)      (17,931)      (19,394)     (12,572)    (8,101)
   Units transferred           (14,172)     (16,330)       (4,177)        2,119       (47,312)      (11,543)     (16,266)   (12,065)
                           -----------    ---------   -----------   -----------   -----------   -----------  -----------  ---------
Increase (decrease) in
   units outstanding           (22,951)     (23,186)      (14,428)       (5,339)      (55,914)      (27,939)     (27,018)   (19,815)
Beginning units                122,722       77,044       169,251       195,788       212,969        81,471      177,848    116,646
                           -----------    ---------   -----------   -----------   -----------   -----------  -----------  ---------
Ending units                    99,771       53,858       154,823       190,449       157,055        53,532      150,830     96,831
                           ===========    =========   ===========   ===========   ===========   ===========  ===========  =========

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                                                                       Marsico
                                 Telecom      Total       Foreign      Focused    MFS Total   Small & Mid    Capital
                                 Utility   Return Bond     Value        Growth      Return     Cap Value     Growth      Comstock
                                Portfolio   Portfolio    Portfolio    Portfolio   Portfolio    Portfolio    Portfolio   Portfolio
                                (Class 2)   (Class 2)    (Class 3)    (Class 3)   (Class 3)    (Class 3)   (Class II)   (Class II)
                               ----------  ----------- ------------  ----------- -----------  -----------  ----------  ------------
INCREASE (DECREASE) IN NET
ASSETS:
From operations:
   Net investment income
      (loss)                   $    9,987  $   27,968  $    127,144  $  (18,743) $    68,819  $  (161,632) $  (17,203) $    179,823
   Net realized gains (losses)     43,648       1,667     1,952,649     229,517      155,666      681,796      19,396       486,636
   Change in net unrealized
      appreciation
      (depreciation) of
      investments                (567,075)     16,891    (8,806,619)   (922,426)  (1,622,277)  (5,495,342)   (795,943)  (11,152,618)
                               ----------  ----------  ------------  ----------  -----------  -----------  ----------  ------------
      Increase (decrease) in
         net assets from
         operations              (513,440)     46,526    (6,726,826)   (711,652)  (1,397,792)  (4,975,178)   (793,750)  (10,486,159)
                               ----------  ----------  ------------  ----------  -----------  -----------  ----------  ------------
From capital transactions:
   Net proceeds from units
      sold                        167,547      13,462       592,269         605      188,164      104,810      73,305       955,702
   Cost of units redeemed        (196,144)   (118,729)   (1,275,306)   (110,052)    (569,718)    (757,662)   (136,502)   (2,241,570)
   Net transfers                  148,526     569,258    (4,701,874)      3,647     (385,539)    (326,890)    (17,077)     (673,406)
                               ----------  ----------  ------------  ----------  -----------  -----------  ----------  ------------
      Increase (decrease) in
         net assets from
         capital transactions     119,929     463,991    (5,384,911)   (105,800)    (767,093)    (979,742)    (80,274)   (1,959,274)
                               ----------  ----------  ------------  ----------  -----------  -----------  ----------  ------------
Increase (decrease) in net
   assets                        (393,511)    510,517   (12,111,737)   (817,452)  (2,164,885)  (5,954,920)   (874,024)  (12,445,433)
Net assets at beginning of
   period                       1,194,727     665,987    19,901,620   1,761,558    6,241,708   14,324,292   1,679,390    29,634,413
                               ----------  ----------  ------------  ----------  -----------  -----------  ----------  ------------
Net assets at end of period    $  801,216  $1,176,504  $  7,789,883  $  944,106  $ 4,076,823  $ 8,369,372  $  805,366  $ 17,188,980
                               ==========  ==========  ============  ==========  ===========  ===========  ==========  ============
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                      11,266         610        31,026          51        7,309        7,054       8,649        80,028
   Units redeemed                 (12,391)     (5,460)      (72,468)    (11,197)     (22,495)     (47,584)    (14,835)     (199,992)
   Units transferred                7,068      26,444      (248,776)        832      (17,168)     (25,865)       (339)      (59,942)
                               ----------  ----------  ------------  ----------  -----------  -----------  ----------  ------------
Increase (decrease) in units
   outstanding                      5,943      21,594      (290,218)    (10,314)     (32,354)     (66,395)     (6,525)     (179,906)
Beginning units                    66,703      30,272       889,651     131,135      219,898      780,288     150,888     2,180,185
                               ----------  ----------  ------------  ----------  -----------  -----------  ----------  ------------
Ending units                       72,646      51,866       599,433     120,821      187,544      713,893     144,363     2,000,279
                               ==========  ==========  ============  ==========  ===========  ===========  ==========  ============

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                                 Growth and      Global                      Growth-       Growth
                                   Income        Growth        Growth        Income      and Income
                                 Portfolio        Fund          Fund          Fund       Portfolio
                                 (Class II)     (Class 2)     (Class 2)     (Class 2)    (Class VC)
                                ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income (loss) $     77,004  $     70,291  $   (311,654) $    164,793  $    (19,440)
   Net realized gains (losses)       359,085     4,184,265     4,252,518     4,504,406      (797,356)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments                 (9,236,159)  (22,475,063)  (26,343,438)  (42,655,871)  (10,452,574)
                                ------------  ------------  ------------  ------------  ------------
      Increase (decrease) in
         net assets from
         operations               (8,800,070)  (18,220,507)  (22,402,574)  (37,986,672)  (11,269,370)
                                ------------  ------------  ------------  ------------  ------------
From capital transactions:
   Net proceeds from units
      sold                         1,378,491     2,870,654     2,685,980     4,987,072     1,033,363
   Cost of units redeemed         (2,565,488)   (3,835,789)   (5,132,585)   (8,913,682)   (2,422,050)
   Net transfers                    (565,154)   (4,956,122)     (443,751)    8,151,721    (1,012,052)
                                ------------  ------------  ------------  ------------  ------------
      Increase (decrease) in
         net assets from
         capital transactions     (1,752,151)   (5,921,257)   (2,890,356)    4,225,111    (2,400,739)
                                ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
   assets                        (10,552,221)  (24,141,764)  (25,292,930)  (33,761,561)  (13,670,109)
Net assets at beginning of
   period                         27,433,965    50,172,810    51,935,664    93,106,424    31,284,734
                                ------------  ------------  ------------  ------------  ------------
Net assets at end of period     $ 16,881,744  $ 26,031,046  $ 26,642,734  $ 59,344,863  $ 17,614,625
                                ============  ============  ============  ============  ============
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                        101,915       135,812       143,295       306,620        85,222
   Units redeemed                   (189,910)     (194,059)     (288,332)     (573,075)     (206,417)
   Units transferred                 (49,626)     (237,533)      (18,477)      469,816      (103,791)
                                ------------  ------------  ------------  ------------  ------------
Increase (decrease) in units
   outstanding                      (137,621)     (295,780)     (163,514)      203,361      (224,986)
Beginning units                    1,758,657     2,041,412     2,325,605     4,931,909     2,232,824
                                ------------  ------------  ------------  ------------  ------------
Ending units                       1,621,036     1,745,632     2,162,091     5,135,270     2,007,838
                                ============  ============  ============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Variable Annuity Account Four of SunAmerica Annuity and Life Assurance Company (the "Separate Account") is an investment account of SunAmerica Annuity and Life Assurance Company (formerly known as AIG SunAmerica Life Assurance Company), (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). American International Group is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company changed its name to SunAmerica Annuity and Life Assurance Company on April 8, 2009. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of these contracts. The Separate Account offers the Advisor Variable Annuity product.

     The Separate Account is composed of sixty-nine variable portfolios of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: (1) the ten Class 1 and Class 2 currently available portfolios of the Anchor Series Trust (the "Anchor Trust"), (2) the fifty-two Class 1, 2, and 3 currently available investment portfolios of the SunAmerica Series Trust (the "SunAmerica Trust"), (3) the three currently available Class II investment portfolios of the Van Kampen Life Investment Trust (the "Van Kampen Trust"), (4) the three currently available Class 2 investment portfolios of the American Funds Insurance Series (the "American Series"), or (5) the one Class VC currently available investment portfolio in the Lord Abbett Series Fund Inc. (the "Lord Abbett Fund"). The primary difference between the classes of the Variable Accounts is that the Class 2 shares of the Anchor Trust and the SunAmerica Trust are subject to 12b-1 fees of 0.15% of the class' average daily net assets, and the Class 3 shares of the SunAmerica Trust, the Class II shares of the Van Kampen Trust and the Class 2 shares of the American Series are subject to 12b-1 fees of 0.25% of each class' average daily net assets. The Class 1 shares are not subject to 12b-1 fees. The Class VC shares of the Lord Abbett Fund are also not subject to 12b-1 fees. The Anchor Trust, the SunAmerica Trust, the Van Kampen Trust, the American Series, and the Lord Abbett Fund (collectively referred to as the "Trusts") are diversified, open-end investment companies, which retain investment advisers to assist in the investment activities of the Trusts. The Anchor Trust and SunAmerica Trust are affiliated investment companies. The participant may elect to have investments allocated to one of the offered guaranteed-interest funds of the Company (the "General Account"), which are not part of the Separate Account. The financial

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION (continued)

     statements include balances allocated by the participants to the Variable Accounts and do not include balances allocated to the General Account.

     Prior to May 1, 2008, the Total Return Bond Portfolio was formerly named Worldwide High Income Portfolio, and the Capital Growth Portfolio was formerly named Strategic Growth Portfolio.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on a first-in, first-out basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

     RESERVES FOR ANNUITY CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table, the 1971 Individual Mortality Table and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of the annuitant than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

     Annuity benefit payments are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

     RECENT ACCOUNTING PRONOUNCEMENTS: In June 2009, the FASB issued the FASB Accounting Standards Codification (Codification). The Codification will become the single source for all authoritative GAAP recognized by the FASB to be applied for financial statements issued for periods ending after September 15, 2009. The Codification does not change GAAP and will not have an affect on the Statement of Assets and Liabilities, Schedule of Portfolio Investments, Statement of Operations, and Statement of Changes in Net Assets.

3.   FAIR VALUE MEASUREMENTS

     Effective January 1, 2008, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

     Level 1--Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

     Level 2--Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   FAIR VALUE MEASUREMENTS (continued)

     quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

     Level 3--Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

     The Separate Account assets measured at fair value as of December 31, 2009 consist of investments in trusts, which are registered and open-end mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. The Separate Account had no liabilities as of December 31, 2009. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2009, and respective hierarchy level. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2009, is presented.

4.   CHARGES AND DEDUCTIONS

     There are no withdrawal charges and no contract maintenance charges. Other charges and deductions are applied against the current value of the Separate Account and are paid as follows:

     SEPARATE ACCOUNT ANNUAL CHARGE: The Separate Account deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. Separate Account Annual charges are recorded as a charge in the Statement of Operations. The total annual rate of the net asset value of each portfolio is 1.52% or 1.77%, depending on whether the optional enhanced death benefit is chosen. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense charge is deducted at an annual rate of 0.15% of the net asset value of each portfolio and is included in the respective separate account annual

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     charge rate. This is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

     TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     PREMIUM TAXES: Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not assess premium taxes. The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes when a Purchase Payment is made or upon surrender of the contract. Premium taxes are deducted from purchases when a contract annuitizes in the Statement of Changes in New Assets.

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

5.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 2009 consist of the following:


                                                         Cost of Shares   Proceeds from
Variable Accounts                                           Acquired       Shares sold
------------------------------------------------------   --------------   -------------
ANCHOR SERIES TRUST:
Asset Allocation Portfolio (Class 1)                      $ 1,739,673      $ 4,622,164
Capital Appreciation Portfolio (Class 1)                      404,487       10,462,555
Government and Quality Bond Portfolio (Class 1)             4,826,161        8,579,927
Growth Portfolio (Class 1)                                    449,663        2,092,109
Natural Resources Portfolio (Class 1)                       1,562,952        1,431,394
Asset Allocation Portfolio (Class 2)                          570,246        1,694,344
Capital Appreciation Portfolio (Class 2)                      346,909        1,290,884

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                         Cost of Shares   Proceeds from
Variable Accounts                                           Acquired       Shares sold
------------------------------------------------------   --------------   -------------
ANCHOR SERIES TRUST (continued):
Government and Quality Bond Portfolio (Class 2)           $ 1,989,819     $ 3,589,324
Growth Portfolio (Class 2)                                    159,890         552,591
Natural Resources Portfolio (Class 2)                         615,542         662,573
SUNAMERICA SERIES TRUST:
Aggressive Growth Portfolio (Class 1)                     $    17,743     $   907,472
Alliance Growth Portfolio (Class 1)                           374,357       2,821,497
Balanced Portfolio (Class 1)                                  809,276       2,052,312
Blue Chip Growth Portfolio (Class 1)                           78,414         244,212
Capital Growth Portfolio (Class 1)                            104,722         173,339
Cash Management Portfolio (Class 1)                         5,875,685      18,873,267
Corporate Bond Portfolio (Class 1)                          3,478,649       3,155,718
Davis Venture Value Portfolio (Class 1)                     2,192,568       7,931,062
"Dogs" of Wall Street Portfolio (Class 1)                     468,565         464,228
Equity Opportunities Portfolio (Class 1)                      122,889       1,245,444
Fundamental Growth Portfolio (Class 1)                        118,079          85,158
Global Bond Portfolio (Class 1)                             1,567,743       2,120,811
Global Equities Portfolio (Class 1)                           143,050         851,703
Growth-Income Portfolio (Class 1)                             361,074       2,867,862
Growth Opportunities Portfolio (Class 1)                      110,218         172,670
High-Yield Bond Portfolio (Class 1)                         3,100,292       2,943,485
International Diversified Equities Portfolio (Class 1)        694,190       1,633,237
International Growth & Income Portfolio (Class 1)             210,988       1,101,314
Marsico Focused Growth Portfolio (Class 1)                    233,870         234,104
MFS Massachusetts Investors Trust Portfolio (Class 1)          89,811         395,625
MFS Total Return Portfolio (Class 1)                        2,481,089       2,954,182
Mid-Cap Growth Portfolio (Class 1)                            255,567         427,495
Technology Portfolio (Class 1)                                315,615         117,152
Telecom Utility Portfolio (Class 1)                           171,443         610,016
Total Return Bond Portfolio (Class 1)                       4,911,178       2,538,237
Aggressive Growth Portfolio (Class 2)                          19,510          46,807
Alliance Growth Portfolio (Class 2)                            68,745         374,678
Balanced Portfolio (Class 2)                                  178,835         373,659

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                         Cost of Shares   Proceeds from
Variable Accounts                                           Acquired       Shares sold
------------------------------------------------------   --------------   -------------
SUNAMERICA TRUST (continued):
Blue Chip Growth Portfolio (Class 2)                       $    7,785      $   97,557
Capital Growth Portfolio (Class 2)                             39,443          18,873
Cash Management Portfolio (Class 2)                         3,767,157       5,930,194
Corporate Bond Portfolio (Class 2)                            934,677       1,498,890
Davis Venture Value Portfolio (Class 2)                       792,727       1,658,603
"Dogs" of Wall Street Portfolio (Class 2)                      40,570         149,993
Equity Opportunities Portfolio (Class 2)                       27,790         147,785
Fundamental Growth Portfolio (Class 2)                            917          28,668
Global Bond Portfolio (Class 2)                               425,187         808,118
Global Equities Portfolio (Class 2)                            44,052         120,496
Growth-Income Portfolio (Class 2)                              98,534         285,121
Growth Opportunities Portfolio (Class 2)                       15,291          80,137
High-Yield Bond Portfolio (Class 2)                         1,774,878       1,129,133
International Diversified Equities Portfolio (Class 2)        746,265         610,458
International Growth & Income Portfolio (Class 2)             175,473         628,331
MFS Massachusetts Investors Trust Portfolio (Class 2)          17,955         136,347
Mid-Cap Growth Portfolio (Class 2)                            175,095         434,048
Technology Portfolio (Class 2)                                 37,251          20,235
Telecom Utility Portfolio (Class 2)                            76,221         184,250
Total Return Bond Portfolio (Class 2)                       1,045,090         624,060
Foreign Value Portfolio (Class 3)                           1,356,234       1,589,015
Marsico Focused Growth Portfolio (Class 3)                     25,320         256,129
MFS Total Return Portfolio (Class 3)                          442,232         624,516
Small & Mid Cap Value Portfolio (Class 3)                   1,217,545       7,403,741
VAN KAMPEN TRUST:
Capital Growth Portfolio                                   $  366,934      $  160,104
Comstock Portfolio                                          1,147,277       2,597,171
Growth and Income Portfolio                                 1,306,520       2,305,662
AMERICAN SERIES:
Global Growth Fund                                         $1,537,746      $4,635,345
Growth Fund                                                 1,506,829       4,363,715

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                         Cost of Shares   Proceeds from
Variable Accounts                                           Acquired       Shares sold
------------------------------------------------------   --------------   -------------
AMERICAN SERIES (continued):
Growth-Income Fund                                        $ 2,435,407      $15,053,171
LORD ABBETT FUND:
Growth and Income Portfolio                               $ 1,052,456      $ 2,630,344

6.   OTHER MATTERS

     In September 2008, American International Group entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("New York Fed"). Pursuant to the Fed Facility, on March 4, 2009, American International Group issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to
     (i) participate in any dividends paid on the common stock, with the payments attributable to the Series C Preferred Stock being approximately
     79.8 percent of the aggregate dividends paid on American International Group's common stock, treating the Series C Preferred Stock as converted and (ii) to the extent permitted by law, vote with American International Group's common stock on all matters submitted to American International Group shareholders and hold approximately 79.8 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as converted. The Series C Preferred Stock will remain outstanding even if the Fed Facility is repaid in full or otherwise terminates. The Fed Facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the Fed Facility obligations and it has not pledged any assets to secure those obligations.

     On March 2, 2009, American International Group and the New York Fed announced their intent to enter into a transaction pursuant to which American International Group will transfer to the New York Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the Fed Facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an operating subsidiary of American International Group (American International Assurance Company, Limited, together with American International Assurance Company

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   OTHER MATTERS (continued)

     (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). American International Group expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the Fed Facility. On June 25, 2009, American International Group and the New York Fed entered into definitive agreements with respect to these transactions. These transactions closed on December 1, 2009. In exchange for the preferred interests received by the New York Fed, there was a $25 billion reduction in the outstanding balance and maximum amount available to be borrowed under the Fed Facility.

     On March 2, 2009, American International Group and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which American International Group will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the Fed Facility. This transaction is no longer being pursued by American International Group.

     On April 17, 2009, American International Group entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock") for 400,000 shares of American International Group's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange a 10-year warrant to purchase 2,689,938.3 shares of common stock (the "Warrant") for 2,689,938.3 shares of Series C Preferred Stock. The Series D Preferred Stock and the Warrant were issued and sold by American International Group pursuant to an agreement entered into on November 25, 2008, with the U.S. Department of the Treasury.

     On April 17, 2009, American International Group and the New York Fed amended the terms of the Fed Facility to, among other things, remove the minimum 3.5 percent LIBOR rate. American International Group also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, American International Group issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 150 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) American International Group is not a debtor in a pending case under Title 11 of the United

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   OTHER MATTERS (continued)

     States Code and (ii) the AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of American International Group's voting securities. The liquidation preference of American International Group's Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to American International Group, its subsidiaries or any special purpose vehicle established by or for the benefit of American International Group or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

     Since September 2008, American International Group has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. American International Group continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated. American International Group has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company and its subsidiaries) and will continue to own these companies for the foreseeable future.

     In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of American International Group assessed whether American International Group has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of American International Group's management to stabilize American International Group's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of American International Group believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations during this period for at least the next twelve months. It is possible that the actual outcome of one or more of the plans of American International Group's management could be materially different, or that one or more of the significant judgments or estimates of American International Group's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, American International Group may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about American International Group's ability to continue as a going concern. If American International

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   OTHER MATTERS (continued)

     Group were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations. However, management does not currently anticipate a material impact on the financial statements of the Separate Account as the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company.

     Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described above is qualified by regulatory filings American International Group files from time to time with the SEC.

7.   SUBSEQUENT EVENTS

     On March 1, 2010, American International Group announced a definitive agreement for the sale of the AIA Group, Limited, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. The cash portion of the proceeds from the sale will be used to redeem the preferred interests of the special purpose vehicle held by the New York Fed with a liquidation preference of approximately $16 billion and to repay approximately $9 billion under the Fed Facility.

     On March 8, 2010, American International Group announced a definitive agreement for the sale of American Life Insurance Company, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. (MetLife) for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

     American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES

A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the periods ended December 31, 2009, 2008, 2007, 2006, and 2005, follows:

                    At December 31                                 For the Year Ended December 31
          -------------------------------------------   ----------------------------------------------------
                        Unit Fair Value                  Expense Ratio   Investment        Total Return
                           Lowest to       Net Assets       Lowest         Income            Lowest to
  Year      Units         Highest ($)         ($)       to Highest (1)    Ratio (2)         Highest (3)
-------   ---------   ------------------   ----------   --------------   ----------   ----------------------
Asset Allocation Portfolio (Class 1)
   2009   1,074,333   24.15   to   24.68   26,508,941   1.52% to 1.77%      3.80%      20.16%   to    20.46%
   2008   1,237,640   20.10   to   20.49   25,352,864   1.52% to 1.77%      3.14%     -24.40%   to   -24.21%
   2007   1,523,832   26.59   to   27.03   41,187,411   1.52% to 1.77%      2.81%       6.54%   to     6.81%
   2006   1,604,137   24.95   to   25.31   40,596,690   1.52% to 1.77%      3.25%       9.37%   to     9.64%
   2005   1,709,077   22.82   to   23.08   39,449,685   1.52% to 1.77%      3.00%       3.13%   to     3.39%

Capital Appreciation Portfolio (Class 1)
   2009     715,762   42.40   to   43.37   31,021,972   1.52% to 1.77%      0.00%      34.36%   to    34.70%
   2008     968,136   31.56   to   32.20   31,153,633   1.52% to 1.77%      0.00%     -41.40%   to   -41.25%
   2007   1,056,155   53.85   to   54.81   57,848,317   1.52% to 1.77%      0.34%      25.47%   to    25.78%
   2006   1,179,919   42.92   to   43.57   51,381,647   1.52% to 1.77%      0.14%       9.47%   to     9.74%
   2005   1,309,698   39.21   to   39.70   51,970,715   1.52% to 1.77%      0.29%       9.69%   to     9.96%

Government and Quality Bond Portfolio (Class 1)
   2009   1,555,544   18.86   to   19.28   29,981,597   1.52% to 1.77%      4.71%       2.44%   to     2.69%
   2008   1,806,488   18.41   to   18.78   33,907,256   1.52% to 1.77%      3.94%       2.50%   to     2.76%
   2007   1,578,778   17.96   to   18.27   28,835,519   1.52% to 1.77%      3.86%       4.42%   to     4.69%
   2006   1,595,002   17.20   to   17.46   27,829,818   1.52% to 1.77%      3.70%       1.49%   to     1.74%
   2005   1,710,736   16.95   to   17.16   29,337,870   1.52% to 1.77%      3.79%       0.84%   to     1.09%

Growth Portfolio (Class 1)
   2009     334,035   29.12   to   29.78    9,942,296   1.52% to 1.77%      1.10%      35.97%   to    36.31%
   2008     405,452   21.42   to   21.85    8,855,364   1.52% to 1.77%      0.71%     -41.47%   to   -41.32%
   2007     507,088   36.59   to   37.23   18,875,808   1.52% to 1.77%      0.69%       8.26%   to     8.53%
   2006     628,478   33.80   to   34.31   21,557,065   1.52% to 1.77%      0.60%      11.30%   to    11.58%
   2005     770,091   30.37   to   30.75   23,674,703   1.52% to 1.77%      0.87%       5.25%   to     5.51%

Natural Resources Portfolio (Class 1)
   2009     178,899   50.44   to   51.58    9,221,627   1.52% to 1.77%      1.47%      55.30%   to    55.68%
   2008     188,513   32.48   to   33.13    6,242,359   1.52% to 1.77%      0.89%     -50.68%   to   -50.56%
   2007     319,590   65.85   to   67.01   21,409,853   1.52% to 1.77%      1.14%      37.74%   to    38.09%
   2006     322,950   47.81   to   48.53   15,667,883   1.52% to 1.77%      0.63%      22.74%   to    23.05%
   2005     394,823   38.95   to   39.44   15,569,419   1.52% to 1.77%      0.50%      43.55%   to    43.91%

Asset Allocation Portfolio (Class 2)
   2009     405,615   23.89   to   24.37    9,878,053   1.52% to 1.77%      3.56%      19.97%   to    20.27%
   2008     469,040   19.91   to   20.27    9,498,825   1.52% to 1.77%      2.99%     -24.51%   to   -24.32%
   2007     521,756   26.38   to   26.78   13,963,890   1.52% to 1.77%      2.64%       6.38%   to     6.65%
   2006     585,014   24.80   to   25.11   14,683,078   1.52% to 1.77%      3.07%       9.20%   to     9.48%
   2005     632,724   22.71   to   22.94   14,507,019   1.52% to 1.77%      2.87%       2.98%   to     3.23%

Capital Appreciation Portfolio (Class 2)
   2009     117,894   42.04   to   42.91    5,046,365   1.52% to 1.77%      0.00%      34.16%   to    34.50%
   2008     144,298   31.34   to   31.91    4,595,184   1.52% to 1.77%      0.00%     -41.50%   to   -41.36%
   2007     165,160   53.57   to   54.41    8,971,385   1.52% to 1.77%      0.22%      25.32%   to    25.63%
   2006     193,525   42.75   to   43.31    8,369,805   1.52% to 1.77%      0.02%       9.30%   to     9.58%
   2005     242,925   39.11   to   39.52    9,590,536   1.52% to 1.77%      0.16%       9.52%   to     9.80%

Government and Quality Bond Portfolio (Class 2)
   2009     639,106   18.66   to   19.04   12,151,949   1.52% to 1.77%      4.63%       2.28%   to     2.54%
   2008     746,334   18.25   to   18.57   13,843,327   1.52% to 1.77%      3.74%       2.35%   to     2.61%
   2007     764,757   17.83   to   18.10   13,816,724   1.52% to 1.77%      3.61%       4.27%   to     4.53%
   2006     808,223   17.10   to   17.32   13,973,089   1.52% to 1.77%      3.48%       1.34%   to     1.59%
   2005     926,936   16.87   to   17.05   15,780,028   1.52% to 1.77%      3.68%       0.69%   to     0.94%

Growth Portfolio (Class 2)
   2009      68,380   28.85   to   29.46    2,006,072   1.52% to 1.77%      0.90%      35.76%   to    36.10%
   2008      83,859   21.25   to   21.64    1,809,088   1.52% to 1.77%      0.56%     -41.55%   to   -41.41%
   2007      94,714   36.36   to   36.94    3,490,370   1.52% to 1.77%      0.58%       8.10%   to     8.37%
   2006     122,583   33.64   to   34.08    4,171,483   1.52% to 1.77%      0.48%      11.13%   to    11.41%
   2005     145,188   30.27   to   30.59    4,435,668   1.52% to 1.77%      0.74%       5.09%   to     5.35%

Natural Resources Portfolio (Class 2)
   2009      88,184   49.90   to   51.05    4,496,507   1.52% to 1.77%      1.25%      55.06%   to    55.45%
   2008      95,995   32.18   to   32.84    3,149,114   1.52% to 1.77%      0.76%     -50.75%   to   -50.63%
   2007     104,833   65.34   to   66.52    6,966,017   1.52% to 1.77%      1.01%      37.54%   to    37.88%
   2006     107,141   47.51   to   48.25    5,163,331   1.52% to 1.77%      0.53%      22.56%   to    22.86%
   2005     120,369   38.76   to   39.27    4,720,202   1.52% to 1.77%      0.40%      43.34%   to    43.70%

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES (continued)

                        At December 31                             For the Year Ended December 31
          -------------------------------------------   ----------------------------------------------------
                        Unit Fair Value                  Expense Ratio   Investment        Total Return
                           Lowest to       Net Assets       Lowest         Income            Lowest to
  Year      Units         Highest ($)         ($)       to Highest (1)    Ratio (2)         Highest (3)
-------   ---------   ------------------   ----------   --------------   ----------   ----------------------
Aggressive Growth Portfolio (Class 1)
   2009     296,920   10.89   to   11.14    3,306,002   1.52% to 1.77%      0.13%      38.02%   to    38.36%
   2008     391,953    7.89   to    8.05    3,154,253   1.52% to 1.77%      0.62%     -53.47%   to   -53.35%
   2007     476,173   16.96   to   17.25    8,215,347   1.52% to 1.77%      0.58%      -2.23%   to    -1.99%
   2006     555,417   17.35   to   17.60    9,776,960   1.52% to 1.77%      0.09%      11.30%   to    11.58%
   2005     732,451   15.59   to   15.78   11,555,012   1.52% to 1.77%      0.00%       6.83%   to     7.10%

Alliance Growth Portfolio (Class 1)
   2009     488,672   29.67   to   30.34   14,824,229   1.52% to 1.77%      0.61%      38.56%   to    38.91%
   2008     587,018   21.41   to   21.84   12,819,571   1.52% to 1.77%      0.15%     -41.78%   to   -41.63%
   2007     741,060   36.78   to   37.42   27,729,276   1.52% to 1.77%      0.05%      12.60%   to    12.88%
   2006     972,482   32.66   to   33.15   32,238,882   1.52% to 1.77%      0.12%      -0.99%   to    -0.75%
   2005   1,281,217   32.99   to   33.40   42,795,451   1.52% to 1.77%      0.38%      14.58%   to    14.86%

Balanced Portfolio (Class 1)
   2009     723,203   14.85   to   15.18   10,976,247   1.52% to 1.77%      3.39%      21.85%   to    22.16%
   2008     835,010   12.18   to   12.43   10,374,532   1.52% to 1.77%      3.41%     -27.19%   to   -27.01%
   2007     977,643   16.73   to   17.02   16,641,647   1.52% to 1.77%      2.83%       3.55%   to     3.81%
   2006   1,162,537   16.16   to   16.40   19,062,440   1.52% to 1.77%      2.70%       8.92%   to     9.19%
   2005   1,336,687   14.83   to   15.02   20,072,862   1.52% to 1.77%      2.39%       0.11%   to     0.36%

Blue Chip Growth Portfolio (Class 1)
   2009     175,606    5.65   to    5.78    1,010,733   1.52% to 1.77%      0.33%      34.44%   to    34.78%
   2008     208,671    4.20   to    4.29      891,541   1.52% to 1.77%      0.40%     -40.07%   to   -39.92%
   2007     263,780    7.02   to    7.14    1,877,246   1.52% to 1.77%      0.34%      12.07%   to    12.35%
   2006     281,033    6.26   to    6.36    1,780,073   1.52% to 1.77%      0.24%       4.71%   to     4.97%
   2005     333,366    5.98   to    6.06    2,013,054   1.52% to 1.77%      0.56%       0.75%   to     1.00%

Capital Growth Portfolio (Class 1)
   2009     125,055    6.82   to    6.98      871,443   1.52% to 1.77%      0.00%      40.98%   to    41.33%
   2008     134,212    4.84   to    4.94      661,931   1.52% to 1.77%      0.00%     -46.13%   to   -45.99%
   2007     165,911    8.99   to    9.15    1,515,708   1.52% to 1.77%      1.24%      11.56%   to    11.84%
   2006     168,855    8.05   to    8.18    1,379,497   1.52% to 1.77%      0.29%      14.61%   to    14.89%
   2005     131,328    7.03   to    7.12      933,780   1.52% to 1.77%      0.45%       1.79%   to     2.04%

Cash Management Portfolio (Class 1)
   2009     950,483   13.24   to   13.54   12,860,631   1.52% to 1.77%      1.98%      -1.71%   to    -1.46%
   2008   1,910,489   13.47   to   13.74   26,234,764   1.52% to 1.77%      4.36%      -0.59%   to    -0.35%
   2007   1,118,541   13.55   to   13.79   15,414,637   1.52% to 1.77%      3.74%       2.68%   to     2.93%
   2006   1,111,171   13.20   to   13.39   14,877,360   1.52% to 1.77%      2.81%       2.80%   to     3.05%
   2005   1,058,607   12.84   to   13.00   13,754,080   1.52% to 1.77%      0.95%       0.99%   to     1.24%

Corporate Bond Portfolio (Class 1)
   2009   1,120,208   21.36   to   21.85   24,465,497   1.52% to 1.77%      6.16%      28.68%   to    29.00%
   2008   1,150,897   16.60   to   16.94   19,486,804   1.52% to 1.77%      4.43%      -9.40%   to    -9.17%
   2007   1,270,266   18.32   to   18.65   23,679,567   1.52% to 1.77%      4.07%       3.63%   to     3.89%
   2006   1,181,914   17.68   to   17.95   21,208,324   1.52% to 1.77%      4.54%       4.00%   to     4.26%
   2005   1,113,962   17.00   to   17.22   19,171,741   1.52% to 1.77%      4.61%       0.12%   to     0.37%

Davis Venture Value Portfolio (Class 1)
   2009   1,418,955   31.80   to   32.53   46,144,905   1.52% to 1.77%      1.62%      31.16%   to    31.49%
   2008   1,687,010   24.25   to   24.74   41,724,552   1.52% to 1.77%      1.60%     -39.24%   to   -39.09%
   2007   2,153,238   39.91   to   40.62   87,441,680   1.52% to 1.77%      0.87%       3.80%   to     4.06%
   2006   2,481,273   38.45   to   39.03   96,834,790   1.52% to 1.77%      1.00%      13.29%   to    13.57%
   2005   2,784,060   33.94   to   34.37   95,671,801   1.52% to 1.77%      0.98%       8.67%   to     8.94%

"Dogs" of Wall Street Portfolio (Class 1)
   2009     185,226   10.56   to   10.80    1,999,948   1.52% to 1.77%      5.01%      18.04%   to    18.34%
   2008     191,137    8.94   to    9.13    1,743,982   1.52% to 1.77%      3.33%     -27.88%   to   -27.70%
   2007     249,887   12.40   to   12.62    3,153,711   1.52% to 1.77%      2.42%      -3.65%   to    -3.41%
   2006     367,660   12.87   to   13.07    4,804,134   1.52% to 1.77%      2.40%      19.52%   to    19.81%
   2005     446,784   10.77   to   10.91    4,872,471   1.52% to 1.77%      2.41%      -4.44%   to    -4.20%

Equity Opportunities Portfolio (Class 1)
   2009     301,202   15.85   to   16.22    4,880,951   1.52% to 1.77%      1.29%      29.78%   to    30.10%
   2008     385,626   12.21   to   12.46    4,804,028   1.52% to 1.77%      1.44%     -39.55%   to   -39.40%
   2007     521,077   20.20   to   20.57   10,712,716   1.52% to 1.77%      1.72%      -1.65%   to    -1.40%
   2006     630,784   20.54   to   20.86   13,153,361   1.52% to 1.77%      1.51%      14.65%   to    14.94%
   2005     811,260   17.92   to   18.15   14,719,671   1.52% to 1.77%      1.50%       2.84%   to     3.09%

Fundamental Growth Portfolio (Class 1)
   2009      52,831   15.35   to   15.69      828,470   1.52% to 1.77%      0.00%      33.59%   to    33.93%
   2008      49,435   11.49   to   11.72      578,838   1.52% to 1.77%      0.00%     -45.81%   to   -45.67%
   2007      64,753   21.20   to   21.57    1,395,747   1.52% to 1.77%      0.00%      13.13%   to    13.41%
   2006      79,880   18.74   to   19.02    1,517,838   1.52% to 1.77%      0.02%       3.93%   to     4.19%
   2005      84,707   18.03   to   18.25    1,544,845   1.52% to 1.77%      0.57%       4.21%   to     4.47%

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES (continued)

                        At December 31                             For the Year Ended December 31
          -------------------------------------------   ----------------------------------------------------
                        Unit Fair Value                  Expense Ratio   Investment        Total Return
                           Lowest to       Net Assets       Lowest         Income            Lowest to
  Year      Units         Highest ($)         ($)       to Highest (1)    Ratio (2)         Highest (3)
-------   ---------   ------------------   ----------   --------------   ----------   ----------------------
Global Bond Portfolio (Class 1)
   2009     429,621   21.28   to   21.77    9,348,775   1.52% to 1.77%      3.40%       5.61%   to     5.88%
   2008     476,771   20.15   to   20.56    9,799,802   1.52% to 1.77%      3.14%       3.81%   to     4.07%
   2007     451,105   19.41   to   19.75    8,909,328   1.52% to 1.77%      0.63%       9.43%   to     9.70%
   2006     320,782   17.74   to   18.01    5,775,587   1.52% to 1.77%      9.19%       2.05%   to     2.30%
   2005     326,140   17.38   to   17.60    5,740,029   1.52% to 1.77%      3.27%       2.75%   to     3.01%

Global Equities Portfolio (Class 1)
   2009     184,956   18.41   to   18.83    3,482,309   1.52% to 1.77%      2.75%      27.13%   to    27.45%
   2008     234,563   14.48   to   14.77    3,464,698   1.52% to 1.77%      2.11%     -44.39%   to   -44.25%
   2007     330,018   26.04   to   26.50    8,742,817   1.52% to 1.77%      1.18%       9.91%   to    10.18%
   2006     391,297   23.69   to   24.05    9,408,714   1.52% to 1.77%      0.90%      21.70%   to    22.00%
   2005     450,840   19.47   to   19.71    8,886,211   1.52% to 1.77%      0.26%      13.76%   to    14.04%

Growth-Income Portfolio (Class 1)
   2009     682,613   24.06   to   24.60   16,787,412   1.52% to 1.77%      1.43%      25.93%   to    26.24%
   2008     804,015   19.10   to   19.49   15,663,317   1.52% to 1.77%      1.08%     -43.91%   to   -43.77%
   2007   1,007,109   34.06   to   34.65   34,892,992   1.52% to 1.77%      0.90%       9.17%   to     9.44%
   2006   1,287,663   31.20   to   31.66   40,766,169   1.52% to 1.77%      0.70%       5.54%   to     5.81%
   2005   1,653,919   29.56   to   29.92   49,488,438   1.52% to 1.77%      0.55%       5.32%   to     5.58%

Growth Opportunities Portfolio (Class 1)
   2009     109,881    4.89   to    4.99      547,264   1.52% to 1.77%      0.00%      16.18%   to    16.47%
   2008     125,813    4.21   to    4.29      538,235   1.52% to 1.77%      0.00%     -37.01%   to   -36.85%
   2007     194,825    6.68   to    6.79    1,320,748   1.52% to 1.77%      0.00%      19.43%   to    19.73%
   2006     180,041    5.59   to    5.67    1,019,391   1.52% to 1.77%      0.00%      11.45%   to    11.73%
   2005     177,352    5.02   to    5.07      899,257   1.52% to 1.77%      0.00%       5.77%   to     6.03%

High-Yield Bond Portfolio (Class 1)
   2009     584,237   19.25   to   19.67   11,483,597   1.52% to 1.77%      9.03%      39.53%   to    39.88%
   2008     616,008   13.80   to   14.06    8,656,285   1.52% to 1.77%     10.46%     -33.35%   to   -33.18%
   2007     692,747   20.70   to   21.04   14,569,848   1.52% to 1.77%      7.11%      -0.40%   to    -0.15%
   2006     915,871   20.79   to   21.07   19,293,431   1.52% to 1.77%      7.55%      12.66%   to    12.94%
   2005     938,109   18.45   to   18.66   17,498,426   1.52% to 1.77%      9.17%       6.96%   to     7.23%

International Diversified Equities Portfolio (Class 1)
   2009     812,989   12.27   to   12.55   10,196,431   1.52% to 1.77%      1.38%      26.88%   to    27.20%
   2008     911,504    9.67   to    9.86    8,988,517   1.52% to 1.77%      3.28%     -40.53%   to   -40.38%
   2007   1,112,972   16.26   to   16.54   18,409,354   1.52% to 1.77%      2.06%      13.33%   to    13.61%
   2006   1,346,755   14.35   to   14.56   19,608,076   1.52% to 1.77%      0.43%      21.29%   to    21.59%
   2005   1,463,527   11.83   to   11.98   17,524,558   1.52% to 1.77%      1.44%      11.78%   to    12.06%

International Growth and Income Portfolio (Class 1)
   2009     304,692   13.08   to   13.39    4,075,731   1.52% to 1.77%      0.00%      25.52%   to    25.83%
   2008     392,586   10.42   to   10.64    4,174,658   1.52% to 1.77%      2.39%     -46.86%   to   -46.73%
   2007     821,358   19.62   to   19.97   16,397,726   1.52% to 1.77%      1.61%       5.29%   to     5.55%
   2006     788,223   18.63   to   18.92   14,908,637   1.52% to 1.77%      1.35%      24.82%   to    25.13%
   2005     695,392   14.93   to   15.12   10,511,534   1.52% to 1.77%      0.87%      12.28%   to    12.56%

Marsico Focused Growth Portfolio (Class 1)
   2009     167,303                10.25    1,715,358        1.52%          0.88%                     28.73%
   2008     169,572                 7.96    1,350,548        1.52%          0.46%                    -41.71%
   2007     220,876                13.66    3,018,043        1.52%          0.20%                     11.94%
   2006     257,271   12.02   to   12.21    3,140,214   1.52% to 1.77%      0.00%       6.68%   to     6.95%
   2005     216,259                11.41    2,468,324        1.52%          0.00%                      9.04%

MFS Massachusetts Investors Trust Portfolio (Class 1)
   2009     101,634   20.78   to   21.25    2,157,742   1.52% to 1.77%      1.36%      24.51%   to    24.83%
   2008     119,266   16.69   to   17.02    2,028,933   1.52% to 1.77%      0.99%     -33.63%   to   -33.46%
   2007     144,146   25.15   to   25.58    3,685,105   1.52% to 1.77%      1.11%       8.63%   to     8.91%
   2006     183,429   23.15   to   23.49    4,306,757   1.52% to 1.77%      0.68%      11.20%   to    11.48%
   2005     222,659   20.82   to   21.07    4,690,439   1.52% to 1.77%      0.74%       5.83%   to     6.10%

MFS Total Return Portfolio (Class 1)
   2009   1,163,846   25.29   to   25.85   30,066,352   1.52% to 1.77%      3.92%      16.40%   to    16.69%
   2008   1,217,089   21.73   to   22.16   26,948,148   1.52% to 1.77%      3.30%     -23.39%   to   -23.20%
   2007   1,311,169   28.36   to   28.85   37,801,784   1.52% to 1.77%      2.69%       2.41%   to     2.67%
   2006   1,191,633   27.69   to   28.10   33,465,073   1.52% to 1.77%      2.58%      10.03%   to    10.31%
   2005     883,403   25.17   to   25.47   22,483,274   1.52% to 1.77%      2.57%       1.24%   to     1.49%

Mid-Cap Growth Portfolio (Class 1)
   2009     271,150    9.59   to    9.81    2,659,351   1.52% to 1.77%      0.00%      39.93%   to    40.28%
   2008     290,498    6.86   to    7.00    2,030,854   1.52% to 1.77%      0.00%     -44.36%   to   -44.22%
   2007     369,611   12.32   to   12.54    4,632,597   1.52% to 1.77%      0.24%      14.89%   to    15.18%
   2006     466,903   10.73   to   10.89    5,081,527   1.52% to 1.77%      0.00%       0.77%   to     1.02%
   2005     505,207   10.64   to   10.78    5,443,436   1.52% to 1.77%      0.00%       1.38%   to     1.63%

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES (continued)

                        At December 31                             For the Year Ended December 31
          -------------------------------------------   ----------------------------------------------------
                        Unit Fair Value                  Expense Ratio   Investment        Total Return
                           Lowest to       Net Assets       Lowest         Income            Lowest to
  Year      Units         Highest ($)         ($)       to Highest (1)    Ratio (2)         Highest (3)
-------   ---------   ------------------   ----------   --------------   ----------   ----------------------
Technology Portfolio (Class 1)
   2009     395,774    2.01   to    2.06      814,394   1.52% to 1.77%      0.00%      47.77%   to    48.14%
   2008     269,124    1.36   to    1.39      373,825   1.52% to 1.77%      0.00%     -52.00%   to   -51.88%
   2007     342,420    2.84   to    2.89      988,358   1.52% to 1.77%      0.00%      19.80%   to    20.10%
   2006     360,151    2.37   to    2.40      865,542   1.52% to 1.77%      0.00%      -0.65%   to    -0.40%
   2005     562,283    2.38   to    2.41    1,356,618   1.52% to 1.77%      0.00%      -1.96%   to    -1.71%

Telecom Utility Portfolio (Class 1)
   2009     188,419   14.18   to   14.50    2,731,789   1.52% to 1.77%      5.48%      29.75%   to    30.07%
   2008     234,920   10.93   to   11.15    2,618,471   1.52% to 1.77%      2.44%     -38.54%   to   -38.39%
   2007     272,732   17.78   to   18.09    4,933,863   1.52% to 1.77%      3.03%      18.79%   to    19.09%
   2006     303,781   14.97   to   15.19    4,613,399   1.52% to 1.77%      3.66%      24.29%   to    24.60%
   2005     323,476   12.04   to   12.19    3,942,767   1.52% to 1.77%      4.09%       4.65%   to     4.91%

Total Return Bond Portfolio (Class 1)
   2009     517,722   24.79   to   25.31   13,091,289   1.52% to 1.77%      2.11%       9.63%   to     9.91%
   2008     424,772   22.62   to   23.03    9,777,937   1.52% to 1.77%      4.73%       3.23%   to     3.49%
   2007     235,217   21.91   to   22.25    5,233,092   1.52% to 1.77%      6.54%       3.70%   to     3.96%
   2006     237,799   21.13   to   21.40    5,089,536   1.52% to 1.77%      7.80%       7.72%   to     7.98%
   2005     241,396   19.61   to   19.82    4,784,459   1.52% to 1.77%      8.03%       5.43%   to     5.69%

Aggressive Growth Portfolio (Class 2)
   2009      28,303   10.76   to   10.99      310,081   1.52% to 1.77%      0.00%      37.81%   to    38.16%
   2008      31,065    7.81   to    7.95      246,418   1.52% to 1.77%      0.37%     -53.54%   to   -53.43%
   2007      43,683   16.81   to   17.07      744,737   1.52% to 1.77%      0.47%      -2.37%   to    -2.13%
   2006      46,718   17.22   to   17.45      813,805   1.52% to 1.77%      0.00%      11.14%   to    11.42%
   2005      95,538   15.50   to   15.66    1,494,884   1.52% to 1.77%      0.00%       6.67%   to     6.93%

Alliance Growth Portfolio (Class 2)
   2009      82,632   29.18   to   29.83    2,460,860   1.52% to 1.77%      0.45%      38.36%   to    38.70%
   2008      95,077   21.09   to   21.51    2,041,912   1.52% to 1.77%      0.00%     -41.87%   to   -41.72%
   2007     106,411   36.28   to   36.91    3,922,432   1.52% to 1.77%      0.00%      12.43%   to    12.71%
   2006     130,565   32.27   to   32.75    4,270,575   1.52% to 1.77%      0.00%      -1.14%   to    -0.90%
   2005     164,368   32.65   to   33.04    5,425,614   1.52% to 1.77%      0.25%      14.40%   to    14.69%

Balanced Portfolio (Class 2)
   2009     151,683   14.69   to   14.99    2,271,009   1.52% to 1.77%      3.27%      21.67%   to    21.98%
   2008     170,842   12.07   to   12.29    2,097,137   1.52% to 1.77%      3.01%     -27.30%   to   -27.12%
   2007     217,209   16.60   to   16.86    3,658,976   1.52% to 1.77%      2.72%       3.42%   to     3.67%
   2006     243,637   16.06   to   16.26    3,959,094   1.52% to 1.77%      2.51%       8.76%   to     9.03%
   2005     305,635   14.76   to   14.91    4,555,353   1.52% to 1.77%      2.24%      -0.04%   to     0.21%

Blue Chip Growth Portfolio (Class 2)
   2009     130,734    5.61   to    5.72      745,693   1.52% to 1.77%      0.17%      34.24%   to    34.57%
   2008     148,064    4.18   to    4.25      627,448   1.52% to 1.77%      0.28%     -40.16%   to   -40.01%
   2007     143,998    6.98   to    7.09    1,017,594   1.52% to 1.77%      0.17%      11.90%   to    12.18%
   2006     211,198    6.24   to    6.32    1,332,241   1.52% to 1.77%      0.09%       4.55%   to     4.81%
   2005     289,730    5.97   to    6.03    1,744,847   1.52% to 1.77%      0.42%       0.59%   to     0.85%

Capital Growth Portfolio (Class 2)
   2009      35,634    6.76   to    6.90      245,580   1.52% to 1.77%      0.00%      40.77%   to    41.12%
   2008      31,109    4.80   to    4.89      151,919   1.52% to 1.77%      0.00%     -46.21%   to   -46.07%
   2007      23,313    8.92   to    9.06      211,053   1.52% to 1.77%      0.68%      11.39%   to    11.67%
   2006      64,188    8.01   to    8.12      520,693   1.52% to 1.77%      0.17%      14.43%   to    14.72%
   2005      66,305    7.00   to    7.07      468,606   1.52% to 1.77%      0.31%       1.63%   to     1.89%

Cash Management Portfolio (Class 2)
   2009     352,881   13.11   to   13.37    4,709,300   1.52% to 1.77%      2.05%      -1.85%   to    -1.61%
   2008     516,307   13.36   to   13.59    6,999,324   1.52% to 1.77%      4.24%      -0.74%   to    -0.50%
   2007     289,380   13.46   to   13.66    3,937,701   1.52% to 1.77%      3.84%       2.52%   to     2.78%
   2006     266,537   13.13   to   13.29    3,533,095   1.52% to 1.77%      2.22%       2.64%   to     2.90%
   2005     301,237   12.79   to   12.91    3,886,999   1.52% to 1.77%      0.93%       0.84%   to     1.09%

Corporate Bond Portfolio (Class 2)
   2009     375,400   21.13   to   21.59    8,089,148   1.52% to 1.77%      6.00%      28.48%   to    28.81%
   2008     425,897   16.45   to   16.76    7,127,819   1.52% to 1.77%      4.13%      -9.53%   to    -9.31%
   2007     473,609   18.18   to   18.48    8,740,425   1.52% to 1.77%      3.73%       3.47%   to     3.73%
   2006     459,738   17.57   to   17.82    8,179,339   1.52% to 1.77%      4.17%       3.84%   to     4.10%
   2005     494,041   16.92   to   17.11    8,445,958   1.52% to 1.77%      4.35%      -0.03%   to     0.22%

Davis Venture Value Portfolio (Class 2)
   2009     336,196   31.42   to   32.10   10,766,757   1.52% to 1.77%      1.43%      30.97%   to    31.30%
   2008     381,192   23.99   to   24.45    9,300,788   1.52% to 1.77%      1.44%     -39.34%   to   -39.18%
   2007     448,229   39.55   to   40.20   17,989,342   1.52% to 1.77%      0.75%       3.65%   to     3.91%
   2006     506,973   38.16   to   38.69   19,587,668   1.52% to 1.77%      0.88%      13.12%   to    13.40%
   2005     560,861   33.73   to   34.12   19,113,671   1.52% to 1.77%      0.85%       8.51%   to     8.78%

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES (continued)

                        At December 31                             For the Year Ended December 31
          -------------------------------------------   ----------------------------------------------------
                        Unit Fair Value                  Expense Ratio   Investment        Total Return
                           Lowest to       Net Assets       Lowest         Income            Lowest to
  Year      Units         Highest ($)         ($)       to Highest (1)    Ratio (2)         Highest (3)
-------   ---------   ------------------   ----------   --------------   ----------   ----------------------
"Dogs" of Wall Street Portfolio (Class 2)
   2009      56,543   10.45   to   10.68      602,182   1.52% to 1.77%      4.71%      17.87%   to    18.16%
   2008      70,762    8.86   to    9.04      637,906   1.52% to 1.77%      2.93%     -27.99%   to   -27.81%
   2007      92,625   12.31   to   12.52    1,157,670   1.52% to 1.77%      1.88%      -3.80%   to    -3.56%
   2006     154,952   12.80   to   12.99    2,010,045   1.52% to 1.77%      2.25%      19.34%   to    19.63%
   2005     200,070   10.72   to   10.85    2,169,850   1.52% to 1.77%      2.27%      -4.58%   to    -4.35%

Equity Opportunities Portfolio (Class 2)
   2009      71,156   15.70   to   16.02    1,134,699   1.52% to 1.77%      1.12%      29.58%   to    29.91%
   2008      80,448   12.12   to   12.33      988,372   1.52% to 1.77%      1.37%     -39.64%   to   -39.49%
   2007      94,707   20.07   to   20.38    1,924,736   1.52% to 1.77%      1.43%      -1.80%   to    -1.55%
   2006     126,279   20.44   to   20.70    2,609,573   1.52% to 1.77%      1.34%      14.48%   to    14.77%
   2005     148,901   17.86   to   18.04    2,681,749   1.52% to 1.77%      1.28%       2.68%   to     2.94%

Fundamental Growth Portfolio (Class 2)
   2009      15,078   15.18   to   15.49      233,261   1.52% to 1.77%      0.00%      33.39%   to    33.73%
   2008      17,121   11.38   to   11.59      198,132   1.52% to 1.77%      0.00%     -45.88%   to   -45.75%
   2007      13,791   21.03   to   21.36      294,096   1.52% to 1.77%      0.00%      13.01%   to    13.29%
   2006      12,968   18.61   to   18.85      243,970   1.52% to 1.77%      0.00%       3.77%   to     4.03%
   2005      16,278   17.94   to   18.12      294,394   1.52% to 1.77%      0.40%       4.05%   to     4.31%

Global Bond Portfolio (Class 2)
   2009      87,994   21.04   to   21.49    1,888,074   1.52% to 1.77%      3.18%       5.45%   to     5.72%
   2008     111,376   19.95   to   20.32    2,261,440   1.52% to 1.77%      3.09%       3.66%   to     3.91%
   2007     112,139   19.25   to   19.56    2,190,282   1.52% to 1.77%      0.41%       9.26%   to     9.54%
   2006     122,958   17.62   to   17.86    2,193,364   1.52% to 1.77%      9.37%       1.89%   to     2.15%
   2005     124,612   17.29   to   17.48    2,176,850   1.52% to 1.77%      3.02%       2.60%   to     2.86%

Global Equities Portfolio (Class 2)
   2009      30,589   18.20   to   18.60      568,916   1.52% to 1.77%      2.70%      26.94%   to    27.26%
   2008      36,692   14.34   to   14.62      536,289   1.52% to 1.77%      1.97%     -44.47%   to   -44.33%
   2007      37,005   25.82   to   26.26      970,261   1.52% to 1.77%      0.87%       9.74%   to    10.02%
   2006      52,879   23.53   to   23.87    1,260,946   1.52% to 1.77%      0.78%      21.52%   to    21.82%
   2005      54,947   19.37   to   19.59    1,075,321   1.52% to 1.77%      0.14%      13.59%   to    13.87%

Growth-Income Portfolio (Class 2)
   2009      89,704   23.78   to   24.26    2,170,944   1.52% to 1.77%      1.25%      25.74%   to    26.06%
   2008      99,771   18.91   to   19.25    1,916,322   1.52% to 1.77%      0.90%     -43.99%   to   -43.85%
   2007     122,722   33.76   to   34.28    4,200,609   1.52% to 1.77%      0.78%       9.01%   to     9.28%
   2006     152,026   30.97   to   31.37    4,763,807   1.52% to 1.77%      0.58%       5.39%   to     5.65%
   2005     197,033   29.39   to   29.69    5,845,431   1.52% to 1.77%      0.42%       5.16%   to     5.43%

Growth Opportunities Portfolio (Class 2)
   2009      38,219    4.83   to    4.94      188,650   1.52% to 1.77%      0.00%      16.01%   to    16.30%
   2008      53,858    4.17   to    4.25      228,438   1.52% to 1.77%      0.00%     -37.10%   to   -36.94%
   2007      77,044    6.62   to    6.74      518,339   1.52% to 1.77%      0.00%      19.25%   to    19.55%
   2006     100,828    5.55   to    5.64      567,759   1.52% to 1.77%      0.00%      11.28%   to    11.56%
   2005     125,429    4.99   to    5.05      632,436   1.52% to 1.77%      0.00%       5.61%   to     5.87%

High-Yield Bond Portfolio (Class 2)
   2009     182,031   19.02   to   19.42    3,528,061   1.52% to 1.77%      9.96%      39.32%   to    39.67%
   2008     154,823   13.65   to   13.91    2,150,072   1.52% to 1.77%     10.03%     -33.45%   to   -33.28%
   2007     169,251   20.52   to   20.84    3,523,656   1.52% to 1.77%      7.80%      -0.55%   to    -0.30%
   2006     237,748   20.63   to   20.91    4,966,080   1.52% to 1.77%      7.76%      12.49%   to    12.77%
   2005     249,858   18.34   to   18.54    4,629,074   1.52% to 1.77%      8.50%       6.80%   to     7.07%

International Diversified Equities Portfolio (Class 2)
   2009     202,561   12.14   to   12.40    2,509,392   1.52% to 1.77%      1.22%      26.69%   to    27.01%
   2008     190,449    9.58   to    9.77    1,857,243   1.52% to 1.77%      3.16%     -40.62%   to   -40.47%
   2007     195,788   16.13   to   16.40    3,207,315   1.52% to 1.77%      2.02%      13.16%   to    13.44%
   2006     211,885   14.26   to   14.46    3,060,087   1.52% to 1.77%      0.29%      21.11%   to    21.41%
   2005     262,842   11.77   to   11.91    3,127,084   1.52% to 1.77%      1.32%      11.62%   to    11.90%

International Growth and Income Portfolio (Class 2)
   2009     118,464   12.98   to   13.24    1,565,626   1.52% to 1.77%      0.00%      25.33%   to    25.64%
   2008     157,055   10.36   to   10.54    1,652,892   1.52% to 1.77%      2.54%     -46.94%   to   -46.80%
   2007     212,969   19.52   to   19.81    4,215,550   1.52% to 1.77%      1.50%       5.13%   to     5.39%
   2006     236,702   18.56   to   18.80    4,446,459   1.52% to 1.77%      1.21%      24.63%   to    24.94%
   2005     255,932   14.89   to   15.04    3,848,015   1.52% to 1.77%      0.73%      12.12%   to    12.39%

MFS Massachusetts Investors Trust Portfolio (Class 2)
   2009      47,163   20.58   to   21.01      987,978   1.52% to 1.77%      1.19%      24.33%   to    24.64%
   2008      53,532   16.55   to   16.86      899,973   1.52% to 1.77%      0.75%     -33.73%   to   -33.56%
   2007      81,471   24.98   to   25.37    2,063,631   1.52% to 1.77%      0.99%       8.47%   to     8.74%
   2006      98,111   23.03   to   23.33    2,286,399   1.52% to 1.77%      0.55%      11.03%   to    11.31%
   2005     121,774   20.74   to   20.96    2,549,607   1.52% to 1.77%      0.58%       5.68%   to     5.94%

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES (continued)

                        At December 31                             For the Year Ended December 31
          -------------------------------------------   ----------------------------------------------------
                        Unit Fair Value                  Expense Ratio   Investment        Total Return
                           Lowest to       Net Assets       Lowest         Income            Lowest to
  Year      Units         Highest ($)         ($)       to Highest (1)    Ratio (2)         Highest (3)
-------   ---------   ------------------   ----------   --------------   ----------   ----------------------
Mid-Cap Growth Portfolio (Class 2)
   2009     119,368    9.49   to    9.69    1,153,918   1.52% to 1.77%      0.00%      39.72%   to    40.07%
   2008     150,830    6.79   to    6.92    1,041,129   1.52% to 1.77%      0.00%     -44.44%   to   -44.30%
   2007     177,848   12.22   to   12.42    2,204,585   1.52% to 1.77%      0.11%      14.72%   to    15.01%
   2006     219,357   10.65   to   10.80    2,365,454   1.52% to 1.77%      0.00%       0.62%   to     0.87%
   2005     291,595   10.59   to   10.70    3,117,166   1.52% to 1.77%      0.00%       1.22%   to     1.48%

Technology Portfolio (Class 2)
   2009     107,391    1.99   to    2.03      217,870   1.52% to 1.77%      0.00%      47.55%   to    47.92%
   2008      96,831    1.35   to    1.37      132,820   1.52% to 1.77%      0.00%     -52.07%   to   -51.95%
   2007     116,646    2.82   to    2.86      333,068   1.52% to 1.77%      0.00%      19.62%   to    19.92%
   2006     128,463    2.36   to    2.38      305,958   1.52% to 1.77%      0.00%      -0.80%   to    -0.55%
   2005     157,276    2.37   to    2.40      376,715   1.52% to 1.77%      0.00%      -2.11%   to    -1.86%

Telecom Utility Portfolio (Class 2)
   2009      60,562   14.06   to   14.33      867,489   1.52% to 1.77%      5.21%      29.56%   to    29.88%
   2008      72,646   10.85   to   11.03      801,216   1.52% to 1.77%      2.43%     -38.63%   to   -38.48%
   2007      66,703   17.68   to   17.93    1,194,727   1.52% to 1.77%      2.80%      18.61%   to    18.91%
   2006      77,473   14.91   to   15.08    1,167,384   1.52% to 1.77%      3.40%      24.10%   to    24.41%
   2005      71,448   12.01   to   12.12      865,440   1.52% to 1.77%      3.65%       4.50%   to     4.76%

Total Return Bond Portfolio (Class 2)
   2009      69,458   24.47   to   24.99    1,730,093   1.52% to 1.77%      2.09%       9.47%   to     9.74%
   2008      51,866   22.35   to   22.77    1,176,504   1.52% to 1.77%      4.99%       3.07%   to     3.33%
   2007      30,272   21.69   to   22.04      665,987   1.52% to 1.77%      6.14%       3.54%   to     3.80%
   2006      37,443   20.95   to   21.23      794,046   1.52% to 1.77%      7.83%       7.55%   to     7.82%
   2005      40,212   19.47   to   19.69      790,901   1.52% to 1.77%      8.07%       5.27%   to     5.54%

Foreign Value Portfolio (Class 3)
   2009     551,859   16.32   to   16.64    9,177,416   1.52% to 1.77%      2.66%      27.66%   to    27.98%
   2008     599,433   12.78   to   13.00    7,789,883   1.52% to 1.77%      2.60%     -42.06%   to   -41.91%
   2007     889,651   22.06   to   22.38   19,901,620   1.52% to 1.77%      1.76%      12.06%   to    12.34%
   2006     829,643   19.68   to   19.92   16,520,507   1.52% to 1.77%      0.97%      24.82%   to    25.13%
   2005     722,329   15.77   to   15.92   11,494,446   1.52% to 1.77%      0.00%       8.00%   to     8.28%

Marsico Focused Growth Portfolio (Class 3)
   2009      94,315    9.86   to   10.05      946,329   1.52% to 1.77%      0.50%      28.09%   to    28.41%
   2008     120,821    7.70   to    7.83      944,106   1.52% to 1.77%      0.21%     -42.01%   to   -41.86%
   2007     131,135   13.28   to   13.46    1,761,558   1.52% to 1.77%      0.00%      11.38%   to    11.66%
   2006     143,342   11.92   to   12.06    1,725,917   1.52% to 1.77%      0.00%       6.42%   to     6.68%
   2005     174,799   11.20   to   11.30    1,973,376   1.52% to 1.77%      0.00%       8.50%   to     8.77%

MFS Total Return Portfolio (Class 3)
   2009     175,387   24.87   to   25.36    4,434,508   1.52% to 1.77%      3.66%      16.11%   to    16.40%
   2008     187,544   21.42   to   21.79    4,076,823   1.52% to 1.77%      2.89%     -23.58%   to   -23.39%
   2007     219,898   28.03   to   28.44    6,241,708   1.52% to 1.77%      2.36%       2.15%   to     2.40%
   2006     223,684   27.44   to   27.77    6,202,379   1.52% to 1.77%      2.22%       9.76%   to    10.03%
   2005     184,693   25.00   to   25.24    4,654,789   1.52% to 1.77%      2.03%       0.99%   to     1.24%

Small & Mid Cap Value Portfolio (Class 3)
   2009     321,311   16.10   to   16.42    5,270,223   1.52% to 1.77%      0.66%      39.64%   to    39.99%
   2008     713,893   11.53   to   11.73    8,369,372   1.52% to 1.77%      0.21%     -36.30%   to   -36.14%
   2007     780,288   18.10   to   18.37   14,324,292   1.52% to 1.77%      0.43%      -0.23%   to     0.02%
   2006     811,474   18.14   to   18.36   14,895,419   1.52% to 1.77%      0.07%      11.47%   to    11.75%
   2005     795,443   16.27   to   16.43   13,065,938   1.52% to 1.77%      0.00%       3.93%   to     4.20%

Capital Growth Portfolio (Class II)
   2009     178,942    8.90   to    9.12    1,628,566   1.52% to 1.77%      0.00%      62.74%   to    63.15%
   2008     144,363    5.47   to    5.59      805,366   1.52% to 1.77%      0.20%     -50.01%   to   -49.88%
   2007     150,888   10.94   to   11.15    1,679,390   1.52% to 1.77%      0.00%      14.60%   to    14.89%
   2006     175,290    9.54   to    9.71    1,698,690   1.52% to 1.77%      0.00%       0.82%   to     1.08%
   2005     152,466    9.47   to    9.60    1,461,630   1.52% to 1.77%      0.01%       5.75%   to     6.01%

Comstock Portfolio (Class II)
   2009   1,773,263   10.67   to   10.88   19,270,940   1.52% to 1.77%      4.30%      26.16%   to    26.47%
   2008   2,000,279    8.45   to    8.60   17,188,980   1.52% to 1.77%      2.30%     -36.93%   to   -36.77%
   2007   2,180,185   13.40   to   13.60   29,634,413   1.52% to 1.77%      1.56%      -4.04%   to    -3.80%
   2006   2,195,489   13.97   to   14.14   31,022,909   1.52% to 1.77%      1.15%      14.01%   to    14.29%
   2005   1,838,626   12.25   to   12.37   22,730,013   1.52% to 1.77%      0.75%       2.28%   to     2.54%

Growth and Income Portfolio (Class II)
   2009   1,483,736   12.48   to   12.74   18,887,211   1.52% to 1.77%      3.62%      21.93%   to    22.24%
   2008   1,621,036   10.24   to   10.42   16,881,744   1.52% to 1.77%      1.88%     -33.40%   to   -33.23%
   2007   1,758,657   15.37   to   15.61   27,433,965   1.52% to 1.77%      1.31%       0.73%   to     0.98%
   2006   1,609,164   15.26   to   15.45   24,860,703   1.52% to 1.77%      0.83%      13.94%   to    14.23%
   2005   1,107,524   13.39   to   13.53   14,979,751   1.52% to 1.77%      0.67%       7.79%   to     8.06%

                          VARIABLE ANNUITY ACCOUNT FOUR
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES (continued)

                        At December 31                             For the Year Ended December 31
          -------------------------------------------   ----------------------------------------------------
                        Unit Fair Value                  Expense Ratio   Investment        Total Return
                           Lowest to       Net Assets       Lowest         Income            Lowest to
  Year      Units         Highest ($)         ($)       to Highest (1)    Ratio (2)         Highest (3)
-------   ---------   ------------------   ----------   --------------   ----------   ----------------------
Global Growth Fund (Class 2)
   2009   1,554,407   20.52   to   20.91   32,483,640   1.52% to 1.77%      1.42%      39.81%   to    40.16%
   2008   1,745,632   14.68   to   14.92   26,031,046   1.52% to 1.77%      1.73%     -39.47%   to   -39.32%
   2007   2,041,412   24.25   to   24.59   50,172,810   1.52% to 1.77%      2.72%      12.84%   to    13.12%
   2006   1,924,182   21.49   to   21.74   41,806,852   1.52% to 1.77%      0.86%      18.31%   to    18.61%
   2005   1,418,479   18.17   to   18.32   25,983,635   1.52% to 1.77%      0.63%      12.08%   to    12.36%

Growth Fund (Class 2)
   2009   1,970,057   16.62   to   16.93   33,330,796   1.52% to 1.77%      0.65%      36.97%   to    37.31%
   2008   2,162,091   12.14   to   12.33   26,642,734   1.52% to 1.77%      0.79%     -44.95%   to   -44.82%
   2007   2,325,605   22.05   to   22.34   51,935,664   1.52% to 1.77%      0.79%      10.38%   to    10.66%
   2006   2,301,129   19.98   to   20.19   46,442,798   1.52% to 1.77%      0.83%       8.28%   to     8.56%
   2005   1,906,814   18.45   to   18.60   35,450,693   1.52% to 1.77%      0.78%      14.15%   to    14.44%

Growth-Income Fund (Class 2)
   2009   4,210,902   14.67   to   14.94   62,895,505   1.52% to 1.77%      1.61%      28.94%   to    29.26%
   2008   5,135,270   11.38   to   11.56   59,344,863   1.52% to 1.77%      1.74%     -38.94%   to   -38.79%
   2007   4,931,909   18.63   to   18.89   93,106,424   1.52% to 1.77%      1.56%       3.20%   to     3.46%
   2006   4,640,659   18.06   to   18.25   84,683,331   1.52% to 1.77%      1.68%      13.18%   to    13.47%
   2005   3,627,119   15.95   to   16.09   58,332,802   1.52% to 1.77%      1.52%       3.98%   to     4.24%

Growth and Income Portfolio (Class VC)
   2009   1,826,127   10.07   to   10.28   18,761,207   1.52% to 1.77%      1.01%      16.81%   to    17.11%
   2008   2,007,838    8.62   to    8.78   17,614,625   1.52% to 1.77%      1.46%     -37.54%   to   -37.38%
   2007   2,232,824   13.81   to   14.02   31,284,734   1.52% to 1.77%      1.26%       1.62%   to     1.88%
   2006   2,081,151   13.59   to   13.76   28,623,063   1.52% to 1.77%      1.40%      15.22%   to    15.50%
   2005   1,580,507   11.79   to   11.91   18,819,505   1.52% to 1.77%      1.23%       1.44%   to     1.69%

(1) These amounts represent the annualized contract expenses of the variable account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 4.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                 INDEX TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                          Page
                                                                       Number(s)
                                                                       ---------
Report of Independent Registered Public Accounting Firm                    --

Consolidated Balance Sheets - December 31, 2009 and 2008                 1 to 2

Consolidated Statements of Income (Loss) -
   Years Ended December 31, 2009, 2008 and 2007                            3

Consolidated Statements of Comprehensive Income (Loss) -
   Years Ended December 31, 2009, 2008 and 2007                            4

Consolidated Statements of Shareholder's Equity - Years Ended
   December 31, 2009, 2008 and 2007                                        5

Consolidated Statements of Cash Flows - Years Ended
   December 31, 2009, 2008 and 2007                                      6 to 7

Notes to Consolidated Financial Statements                              8 to 56

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of SunAmerica Annuity and Life Assurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), comprehensive income (loss), shareholder's equity and cash flows present fairly, in all material respects, the financial position of SunAmerica Annuity and Life Assurance Company, formerly known as AIG SunAmerica Life Assurance Company and subsidiaries (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009. Also, as of January 1, 2008, the Company adopted a new framework for measuring fair value.


/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 27, 2010

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS

                                                                     December 31,
                                                                  -----------------
                                                                    2009     2008
                                                                  -------   -------
                                                                    (In millions)
ASSETS:
Investments:
   Fixed maturity securities, available for sale, at fair value
      (amortized cost: 2009 - $2,006; 2008 - $2,160)              $ 1,888   $ 1,960
   Fixed maturity securities, trading, at fair value                   11        12
   Equity securities, available for sale, at fair value
      (cost: 2009 - $1; 2008 - $0)                                      1        --
   Mortgage and other loans receivable, (net of allowance:
      2009 - $7; 2008 - $0)                                           394       429
   Policy loans                                                       128       151
   Mutual funds                                                        18        16
   Partnerships                                                       173       139
   Derivative assets, at fair value                                   207       609
   Short-term investments (portion measured at fair value:
      2009 - $651; 2008 - $821)                                       784     1,407
                                                                  -------   -------
Total investments                                                   3,604     4,723

Cash                                                                   62       165
Accrued investment income                                              35        39
Income taxes receivable from Parent                                   291        --
Deferred policy acquisition costs                                     653     1,134
Deferred sales inducements                                            115       207
Deferred tax asset                                                    162       372
Receivable from brokers                                                 1        --
Goodwill                                                               --         9
Other assets                                                           57        52
Separate account assets, at fair value                             21,799    19,074
                                                                  -------   -------
TOTAL ASSETS                                                      $26,779   $25,775
                                                                  =======   =======

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEETS (Continued)

                                                           December 31,
                                                        -----------------
                                                          2009      2008
                                                        -------   -------
                                                          (In millions)
LIABILITIES AND SHAREHOLDER'S EQUITY:
Liabilities:
Policyholder contract deposits                          $ 3,717   $ 5,484
Future policy benefits                                      424       384
Income taxes payable to Parent                               --        79
Amounts due to related parties                               14         8
Derivative liabilities, at fair value                         7        --
Other liabilities                                           159       150
Separate account liabilities                             21,799    19,074
                                                        -------   -------
TOTAL LIABILITIES                                        26,120    25,179
                                                        -------   -------
SHAREHOLDER'S EQUITY:
   Common stock, $1,000 par value, 4,000 shares
      authorized, 3,511 shares issued and outstanding         4         4
   Additional paid-in capital                             1,224     1,220
   Accumulated deficit                                     (498)     (501)
   Accumulated other comprehensive loss                     (71)     (127)
                                                        -------   -------
TOTAL SHAREHOLDER'S EQUITY                                  659       596
                                                        -------   -------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY              $26,779   $25,775
                                                        =======   =======

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                    CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                                                                               Years ended December 31,
                                                                               ------------------------
                                                                                2009      2008     2007
                                                                               ------   -------   -----
                                                                                    (In millions)
REVENUES:
   Fee income:
      Variable annuity policy fees, net of reinsurance                         $  424   $   525   $584
      Asset management fees                                                        35        58     80
      Universal life insurance policy fees, net of reinsurance                     28        30     34
      Surrender charges                                                            20        38     26
      Other fees                                                                   11        13     15
                                                                               ------   -------   ----
   Total fee income                                                               518       664    739
   Net investment income                                                          208       182    285
   Net realized investment gains (losses):
      Total other-than-temporary impairment losses on available for sale
         securities                                                              (159)     (642)   (51)
      Portion of impairment losses on fixed maturities, available for sale
         recognized in other comprehensive income (loss)                           35        --     --
                                                                               ------   -------   ----
      Net other-than-temporary impairments on available for sale fixed
         maturity securities recognized in net income (loss)                     (124)     (642)   (51)
      Other realized investment gains (losses)                                    318      (920)   (13)
                                                                               ------   -------   ----
   Total net realized investment gain (loss)                                      194    (1,562)   (64)
                                                                               ------   -------   ----
TOTAL REVENUES                                                                    920      (716)   960
                                                                               ------   -------   ----
BENEFITS AND EXPENSES:
   Interest credited on policyholder contract deposits                            133       153    160
   Amortization of bonus interest                                                  91        85     36
   Policyholder benefits                                                          196       402     43
   Amortization of deferred acquisition costs and deferred sales inducements      538       524    302
   General and administrative expenses, net of deferrals                          176       180    167
   Commissions, net of deferrals                                                   75        95    104
                                                                               ------   -------   ----
TOTAL BENEFITS AND EXPENSES                                                     1,209     1,439    812
                                                                               ------   -------   ----
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)                                (289)   (2,155)   148
INCOME TAX EXPENSE (BENEFIT)                                                     (116)     (531)    17
                                                                               ------   -------   ----
NET INCOME (LOSS)                                                              $ (173)  $(1,624)  $131
                                                                               ======   =======   ====

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                           Years ended December 31,
                                                                          -------------------------
                                                                            2009      2008     2007
                                                                          -------   -------   -----
                                                                                (In millions)
NET INCOME (LOSS)                                                         $  (173)  $(1,624)  $ 131
                                                                          -------   -------   -----
OTHER COMPREHENSIVE INCOME (LOSS):
   Net unrealized gains (losses) of fixed maturity investments on which
      other-than-temporary credit impairments were taken                    1,538       121     105
   Deferred income tax benefit (expense) on above changes                    (106)       68       6
   Net unrealized gains (losses) on all other invested assets arising
      during the period                                                         3       154    (151)
   Deferred income tax benefit (expense) on above changes                      (1)      (57)     53
   Reclassification adjustment for net realized losses included in net
      income (loss)                                                        (1,236)     (303)   (123)
   Adjustment to deferred policy acquisition costs and deferred sales
      inducements                                                              --        (3)      4
   Deferred income tax benefit (expense) on above changes                      --         1      (1)
   Foreign currency translation adjustments                                     2        (6)     --
   Deferred income tax benefit (expense) on above changes                      (1)        2      --
                                                                          -------   -------   -----
OTHER COMPREHENSIVE INCOME (LOSS)                                             199       (23)   (107)
                                                                          -------   -------   -----
COMPREHENSIVE INCOME (LOSS)                                               $    26   $(1,647)  $  24
                                                                          =======   =======   =====

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                            Years ended December 31,
                                                           -------------------------
                                                            2009      2008     2007
                                                           ------   -------   ------
                                                                 (In millions)
COMMON STOCK:
   Balance at beginning and end of year                    $    4   $     4   $    4
                                                           ------   -------   ------
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                             1,220       935      762
      Capital contribution from Parent (see note 11)            4       285      173
                                                           ------   -------   ------
   Balance at end of year                                   1,224     1,220      935
                                                           ------   -------   ------
RETAINED EARNINGS (ACCUMULATED DEFICIT):
   Balance at beginning of year                              (501)    1,123      992
      Cumulative effect of accounting change, net of tax      176        --       --
                                                           ------   -------   ------
      Adjusted balance at beginning of year                  (325)    1,123      992
      Net income (loss)                                      (173)   (1,624)     131
                                                           ------   -------   ------
   Balance at end of year                                    (498)     (501)   1,123
                                                           ------   -------   ------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year                              (127)     (104)       3
      Cumulative effect of accounting change, net of tax     (143)       --       --
                                                           ------   -------   ------
      Adjusted balance at beginning of year                  (270)     (104)       3
      Other comprehensive income (loss)                       199       (23)    (107)
                                                           ------   -------   ------
   Balance at end of year                                     (71)     (127)    (104)
                                                           ------   -------   ------
TOTAL SHAREHOLDER'S EQUITY                                 $  659   $   596   $1,958
                                                           ======   =======   ======

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                               Years ended December 31,
                                                                               ------------------------
                                                                                2009     2008     2007
                                                                               -----   -------   ------
                                                                                     (In millions)
CASH FLOW FROM OPERATING ACTIVITIES
Net income (loss)                                                              $(173)  $(1,624)  $ 131
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED BY OPERATING
   ACTIVITIES:
   Interest credited on policyholder contract deposits                           133       153     160
   Net realized investment (gain) loss                                          (194)    1,562      64
   Amortization of deferred policy acquisition costs and deferred sales
      inducements                                                                538       524     302
   Amortization of bonus interest                                                 91        85      36
   Net (increase) decrease in partnerships attributable to equity accounting     (37)       56      (6)
   Net unrealized loss on fixed maturity securities, trading                      --         3      --
   Amortization of net premium/(accretion of net discount) on investments         (8)       (7)      5
   Deferral of acquisition costs                                                 (87)     (212)   (249)
   Provision for deferred income taxes                                           176      (638)     (6)
   Capitalized interest                                                           (9)      (10)    (11)
   Change in:
      Accrued investment income                                                    4        13       7
      Income taxes receivable from/payable to Parent                            (370)       87      (8)
      Other assets                                                                (7)       14      (6)
      Due from/to related parties                                                  6       (32)     16
      Future policy benefits                                                      40       309      --
      Other liabilities                                                           21       (62)    (13)
      Other, net                                                                  21       (24)    (37)
                                                                               -----   -------   -----
   NET CASH PROVIDED BY OPERATING ACTIVITIES                                     145       197     385
                                                                               -----   -------   -----
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of:
   Fixed maturity securities                                                    (249)   (1,001)   (950)
   Mortgage and other loans receivable                                           (19)       (6)    (30)
   Partnerships                                                                   --       (16)    (67)
   Derivatives                                                                  (949)     (319)    (75)
   Other investments, excluding short-term investments                            --        --      (7)
Sales of:
   Fixed maturity securities                                                     205     1,653     801
   Partnerships                                                                    7        65      --
   Derivatives                                                                   255       919      54
   Other investments, excluding short-term investments                            (2)       22      17
Redemptions and maturities of:
   Fixed maturity securities                                                     302       474     446
   Mortgage and other loans receivable                                            47        29     116
Policy loans issued                                                               (9)      (19)     (6)
Payments received on policy loans                                                 41        30      25
(Increase) decrease in securities lending invested collateral                     --     1,730     (91)
Net change in short-term investments                                             623    (1,092)   (167)
                                                                               -----   -------   -----
   NET CASH PROVIDED BY INVESTING ACTIVITIES                                   $ 252   $ 2,469   $  66
                                                                               -----   -------   -----

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                            Years ended December 31,
                                                           --------------------------
                                                            2009      2008     2007
                                                           ------   -------   -------
                                                                  (In millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                              $ 354    $ 1,611   $ 1,833
Net exchanges from the fixed accounts of variable annuity
   contracts                                                (201)    (1,462)   (1,695)
Policyholder account withdrawals                            (475)      (580)     (471)
Claims and annuity payments, net of reinsurance, on
   policyholder contracts                                   (181)      (206)     (189)
Increase (decrease) in securities lending payable             --     (2,197)       86
Capital contribution                                           3        284         4
                                                           -----    -------   -------
   NET CASH USED IN FINANCING ACTIVITIES                    (500)    (2,550)     (432)
                                                           -----    -------   -------
INCREASE (DECREASE) IN CASH                                 (103)       116        19
CASH AT BEGINNING OF PERIOD                                  165         49        30
                                                           -----    -------   -------
CASH AT END OF PERIOD                                      $  62    $   165   $    49
                                                           =====    =======   =======
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes received from (paid to) Parent                $ (78)   $    21   $   (31)
                                                           =====    =======   =======
Non-cash activity:
   Bonus interest and other deferrals credited to
      policyholder contract deposits                       $  11    $    45   $    39
                                                           =====    =======   =======
   Investment in fixed maturity securities, trading           --        (15)       --
                                                           =====    =======   =======
   Capital contribution of partnerships                       --          1       169
                                                           =====    =======   =======

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

SunAmerica Annuity and Life Assurance Company, formerly known as AIG SunAmerica Life Assurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("Retirement Services"), a wholly owned subsidiary of American International Group, Inc. ("American International Group").

The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Company owns 100 percent of the outstanding capital stock of its consolidated subsidiary, SunAmerica Asset Management Corp. ("SAAMCo") which in turn has two wholly owned subsidiaries:
SunAmerica Capital Services, Inc. ("SACS") and SunAmerica Fund Services, Inc. ("SFS").

SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The financial condition of American International Group beginning late in the third quarter of 2008 and related events described in Note 13 below (collectively, the "American International Group Events") have also impacted the Company's operations. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of variable annuity assets held in separate accounts. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and/or statutory capital.

Products for the annuity operations and asset management operations are marketed through affiliated and non-affiliated independent broker-dealers, full-service securities firms and financial institutions. One non-affiliated selling organization in the annuity operations represented 16 percent, 31 percent and 31 percent of new deposits in the years ended December 31, 2009, 2008 and 2007, respectively. With respect to the annuity operations, no other non-affiliated selling organization was responsible for 10 percent or more of new deposits for any such period. Two non-affiliated selling organizations in the asset management operations represented 16 percent and 11 percent of new deposits in 2009 and one non-affiliated selling organization represented 16 percent and 18 percent of new deposits in the years ended December 31, 2008 and 2007, respectively. With respect to the asset management operations, no other non-affiliated selling organization was responsible for 10 percent or more of new deposits for any such period.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.1 PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain reclassifications and format changes have been made to prior period amounts to conform to the current period presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

The Company considers its most critical accounting estimates to be those with respect to recoverability of deferred income tax assets, policyholder contract deposits, future policy benefits, estimated gross profits for investment-oriented products, recoverability of deferred policy acquisition costs ("DAC"), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments. These estimates, by their nature, are based on judgment and current facts and circumstances. Therefore, actual results could differ from these estimates, possibly in the near term, and could have a material effect on the Company's consolidated financial statements.

2.2 INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period.

2.3 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Fixed maturity and equity securities classified as available for sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and amortization of deferred policy acquisition costs and deferred sales inducements, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in earnings at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

Fixed maturity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in Maiden Lane II LLC ("ML II"). See Note 6 for discussion of ML II. Realized and unrealized gains and losses on trading securities are reported in net investment income.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.3 INVESTMENTS (CONTINUED)

IMPAIRMENT POLICIES

On April 1, 2009, the Company adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. This new standard has significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The new standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The new standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected ("recovery value"), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income
(loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the new standard.

IMPAIRMENT POLICY - FIXED MATURITY SECURITIES - EFFECTIVE APRIL 1, 2009 AND THEREAFTER

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, is charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit were taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or if it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. The Company also modifies its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company generally prospectively accretes into income the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security (e.g. Residential Mortgage Backed Securities ("RMBS"), Commercial Mortgage Backed Securities ("CMBS"), Collateralized Debt Obligations ("CDO"), Asset Backed Securities ("ABS")), the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security (e.g. RMBS, CMBS, CDO, ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.3 INVESTMENTS (CONTINUED)

In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

     -    Current delinquency rates;

     -    Expected default rates and timing of such defaults;

     -    Loss severity and timing of any such recovery;

     -    Expected prepayment speeds; and

     -    Ratings of securities underlying structured products.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

IMPAIRMENT POLICY - FIXED MATURITY SECURITIES - PRIOR TO APRIL 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.

IMPAIRMENT POLICY - EQUITY SECURITIES

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the new accounting standard related to other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities candidates for other-than-temporary impairment if they meet any of the following criteria:

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.3 INVESTMENTS (CONTINUED)

     - The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

     - A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

     - The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary ("severity losses").

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage and other loans are classified as loans held for investment.

MORTGAGE LOANS HELD FOR INVESTMENT

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income (or expense) over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income (expense) as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

VALUATION ALLOWANCE

An allowance for mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. There are two components of allowance for loan loss: 1) individual loans that are specifically reserved ("specific loan loss allowance") and 2) groups of loans that have specific characteristics indicating a probable loss although the loss cannot be determined for any individual loan in the group ("segment loan loss allowance".)

A specific loan loss allowance is determined based on the fair value of the collateral supported by an internal cash flow analysis, third party broker opinion of value or a third party appraisal report. The allowance amount is calculated as the excess of book value of the individual loan over the fair value of its collateral, net of a sales cost estimate.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.3 INVESTMENTS (CONTINUED)

The Company segregates pools of loans with higher risk profile from the mortgage loan portfolio to determine a segment loan loss allowance, using factors such as risk rating, vintage, maturity date, debt service coverage ratio (DSCR), loan to value (LTV) and type of loan. The Company reviews and revises these key assumptions on a quarterly basis based on an analysis of market conditions. The appraised value of the collateral of the loans with higher risk profile is then reduced by a percentage, which is based on current market conditions. To the extent that the reduced appraised value of the collateral of the loans with higher risk profile is lower than its book value, an allowance is recorded. Loans with specific loan loss allowance are excluded from the segment loan loss allowance.

Additions or reductions to the allowance for loan losses are made through charges or credits to realized investment gains (losses) in the consolidated statements of income (loss).

POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

MUTUAL FUNDS

Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and are carried at market value.

PARTNERSHIPS

Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which the Company holds in the aggregate a five percent or greater interest, or less than a five percent interest but the Company has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value. The changes in such net asset values, accounted for under the equity method are recorded in net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments. See Note 5 for additional discussion of derivatives.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.3 INVESTMENTS (CONTINUED)

The Company issues certain variable annuity products that offer optional guaranteed minimum account value ("GMAV") and guaranteed minimum withdrawal benefit ("GMWB") living benefits. The GMAV and GMWB are considered embedded derivatives that are required to be bifurcated from the host contract and carried at fair value. The fair value of the GMAV and GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMAV and GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments. The Company also economically hedges these guarantees by utilizing both exchange traded and over-the-counter index options and exchange traded futures. Exchange traded index options and futures are marked to market using observable market quotes while over-the-counter index options are marked to market through matrix pricing that utilizes observable market inputs.

See Notes 2.8 and 8 for further discussion of GMAV and GMWB.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The GMAV and GMWB embedded derivatives are included in policyholder contract deposits and the index options are reported in derivative assets or derivative liabilities in the consolidated balance sheets. Changes in the fair value of derivatives are reported as part of net realized investment loss in the consolidated statements of income (loss).

SHORT-TERM INVESTMENTS

Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

2.4 CASH

Cash represents cash on hand and non-interest bearing demand deposits.

2.5 DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Policy acquisition costs represent those costs, including commissions and certain marketing expenses that vary with and are primarily related to the acquisition of new business. Policy acquisition costs related to investment-type products are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. The Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when management determines that key assumptions (e.g. market return, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new long-term assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in earnings as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.5 DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS (CONTINUED)

The DAC for investment-type products is also adjusted with respect to estimated gross profits as a result of changes in the net unrealized gains or losses on fixed maturity securities and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity securities and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income (loss).

The Company offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders on certain annuity products. Sales inducements provided to the contract holders are primarily recognized as part of separate account liabilities in the consolidated balance sheet. The cost of sales inducements is deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, these bonus amounts must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without these bonus amounts, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

2.6 GOODWILL

Goodwill is the excess of the cost of an acquired business over the fair value of the identifiable net assets of the acquired business. Goodwill is tested for impairment annually, or more frequently if circumstances indicate an impairment may have occurred.

Within the insurance operations, $4.6 million of goodwill was impaired in the year ended December 31, 2008. With regard to asset management operations, $9.5 million of goodwill was impaired in the year ended December 31, 2009. Goodwill at December 31, 2008 is presented net of accumulated amortization of $11 million.

The impairment assessment involves a two-step process in which an initial assessment for potential impairment is performed and, if potential impairment is present, the amount of impairment is measured and recorded. Impairment is tested at the reporting unit level or, when all reporting units that comprise an operating segment have similar economic characteristics, impairment is tested at the operating segment level.

Management initially assesses the potential for impairment by estimating the fair value of each of the Company's reporting units or operating segments and comparing the estimated fair values with the carrying amounts of those reporting units, including allocated goodwill. The estimate of a reporting unit's fair value may be based on one or a combination of approaches including market-based earning multiples of the unit's peer companies, discounted future cash flows, external appraisals or, in the case of reporting units being considered for sale, third-party indications of fair value, if available. Management considers one or more of these estimates when determining the fair value of a reporting unit to be used in the impairment test.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.6 GOODWILL (CONTINUED)

If the estimated fair value of a reporting unit exceeds its carrying value, goodwill is not impaired. If the carrying value of a reporting unit exceeds its estimated fair value, goodwill associated with that reporting unit potentially is impaired. The amount of impairment, if any, is measured as the excess of the carrying value of goodwill over the estimated fair value of the goodwill. The estimated fair value of the goodwill is measured as the excess of the fair value of the reporting unit over the amounts that would be assigned to the reporting unit's assets and liabilities in a hypothetical business combination. An impairment charge is recognized in the statements of income (loss) to the extent of the excess.

2.7 SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues variable annuities for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options. The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The assets supporting the variable portion of variable annuities are carried at fair value and reported as separate account assets with an equivalent liability, in the consolidated balance sheet. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income (loss), comprehensive income
(loss), and cash flows. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity fees in the consolidated statement of income (loss).

2.8 POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Deposits collected on these products are not reflected as revenues in the Company's consolidated statements of income (loss), as they are recorded directly to contract holder liabilities upon receipt. Policyholder contract deposits also include the Company's liabilities for GMWB and GMAV, accounted for as embedded derivatives at fair value.

GMWB is a feature the Company began offering on certain variable annuity product in May of 2004. If available and elected by the contract holder at the time of contract issuance and subject to the specific provisions of the feature elected, this feature can provide a guaranteed annual withdrawal stream either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is based off of a guaranteed benefit base, the amount of which is determined by the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and /or greater than expected longevity could result in GMWB benefits being higher than the underlying contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

GMAV is a feature that was offered on certain variable annuity products from the third quarter of 2002 to May 2009. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The fair value of the liabilities for GMWB and GMAV requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB and GMAV guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments. The changes in fair value of the liability for GMWB and GMAV are reported in net realized investment gain (loss) in the consolidated statements of income (loss).

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                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.9 FUTURE POLICY BENEFITS

Future policy benefits include the Company's liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB").

A GMDB feature is issued on a majority of the Company's variable annuity products. This feature provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a guaranteed minimum death benefit that varies by product and type of benefit elected by the contract holder. The Company bears the risk that death claims may exceed contract holder account balances, and that the fees collected under the contract and reinsurance recoveries are insufficient to cover the costs of the benefit to be provided.

Earnings enhancement benefits ("EEB") is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

GMIB is a feature the Company offered on certain variable annuity products from 1998 to 2004. If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a specified waiting period. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract and reinsurance recoveries are insufficient to cover the costs of the benefit to be provided.

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The EEB liability is determined each period end by estimating the expected value of the EEB and recognizing it ratably over the accumulation period based on total assessments. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the GMDB, EEB and GMIB liability balance, with a related charge or credit to Policyholder benefits if actual experience or other evidence suggests that earlier assumptions should be revised.

2.10 NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

     - Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

     - Dividend income and distributions from common and preferred stock and other investments when receivable.

     - Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

     - Earnings from partnership investments accounted for under the equity method.

2.11 NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

     - Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), securities lending invested collateral, investments in limited partnerships and other types of investments.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.11 NET REALIZED INVESTMENT GAINS AND LOSSES (CONTINUED)

     - Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value) and other types of investments for other-than-temporary impairments.

     -    Changes in fair value of derivative assets and liabilities.

     - Exchange gains and losses resulting from foreign exchange transactions.

2.12 FEE INCOME

Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Fees for certain guarantees included in variable annuity policy fees are based on the amount used for determining the related guaranteed benefit (for example, a benefit base for a GMWB feature). Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

2.13 INCOME TAXES

Deferred income tax assets and payables are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in earnings in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in earnings.

2.14 SECURITIES LENDING COLLATERAL AND SECURITIES LENDING PAYABLE

On December 12, 2008, the Company terminated its securities lending activities (see Note 6 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the consolidated statements of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the consolidated statement of income (loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the consolidated balance sheets at December 31, 2009 or 2008.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.15 ACCOUNTING CHANGES

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

FAIR VALUE MEASUREMENTS

In September 2006, the Financial Accounting Standards Board ("FASB") issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The cumulative effect, net of taxes, of adopting the standard was a decrease in net income of $56.0 million, primarily due to the inclusion of explicit risk margins, where appropriate. See Note 3 for additional disclosures.

FAIR VALUE OPTION

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that gives rise to a new basis of accounting for that instrument. The Company adopted the new standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial election of the standard.

FAIR VALUE OF FINANCIAL ASSETS IN INACTIVE MARKETS

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting this standard on the Company's consolidated financial condition and results of operations were not material.

AMENDMENT TO OTHER-THAN-TEMPORARY IMPAIRMENT GUIDANCE

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in debt and equity securities and other related guidance. The Company adopted this guidance effective in the fourth quarter of 2008. The effects of adopting the standard on the Company's consolidated financial condition and results of operations were not material.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments, (ii) how derivative instruments and related hedged items are accounted for, and (iii) how derivative instruments and related hedged items affect the Company's consolidated financial condition, results of operations, and cash flows. The Company adopted the new standard on January 1, 2009. See Note 5 for related disclosures.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.15 ACCOUNTING CHANGES (CONTINUED)

SUBSEQUENT EVENTS

In May 2009, the FASB issued an accounting standard that requires disclosure of the date through which a company evaluated the need to disclose events that occurred subsequent to the balance sheet date and whether that date represents the date the financial statements were issued or were available to be issued. The Company adopted the new standard for the period ended June 30, 2009. The adoption of the new standard did not affect the Company's consolidated financial condition, results of operations or cash flows.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 4 herein for the expanded disclosures.

The Company adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase shareholder's equity by $33.3 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $175.9 million and an increase to accumulated other comprehensive loss of $142.6 million, net of tax. The cumulative effect adjustment resulted in an increase of $221.2 million in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income was offset, in part, by a decrease in the amortization of DAC and sales inducement assets.

The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

     - Impairment charges for non-credit (e.g., severity) losses are no longer recognized in earnings;

     - The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

     - For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.15 ACCOUNTING CHANGES (CONTINUED)

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments.

                                                                      (Increase)                           Net Increase
                                                                     Decrease to   (Increase) Decrease    (Decrease) in
                                                                     Accumulated   to Accumulated Other   Shareholder's
                                                                       Deficit      Comprehensive Loss        Equity
                                                                     -----------   --------------------   -------------
                                                                                        (In millions)
Net effect of the increase in amortized cost of available for sale
   fixed maturity securities                                            $221              $(221)              $ --
Net effect of DAC and deferred sales inducements                         (41)                --                (41)
Net effect on deferred income tax asset                                   (4)                78                 74
                                                                        ----              -----               ----
Net increase (decrease) in the Company's shareholder's equity           $176              $(143)              $ 33
                                                                        ====              =====               ====

DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

MEASURING LIABILITIES AT FAIR VALUE

In August 2009, the FASB issued an accounting standards update to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The update explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The update was effective beginning October 1, 2009 for the Company. The adoption of the new standard update did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)

In September 2009, the FASB issued an accounting standards update that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The new standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The adoption of the new standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.15 ACCOUNTING CHANGES (CONTINUED)

FUTURE APPLICATIONS OF ACCOUNTING STANDARDS:

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or (ii) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The new standard is effective for interim and annual periods beginning on January 1, 2010 for the Company. Earlier application is prohibited. The Company does not expect the effect of adopting this new standard on its consolidated financial condition, results of operations or cash flows to be material.

3. FAIR VALUE MEASUREMENTS

3.1 FAIR VALUE OF FINANCIAL INSTRUMENTS

Amounts related to the Company's financial instruments are as follows:

                                                     2009                 2008
                                              ------------------   ------------------
                                              Carrying     Fair    Carrying     Fair
                                                Value     Value      Value     Value
                                              --------   -------   --------   -------
                                                           (In millions)
ASSETS:
   Fixed maturity securities, available for
      sale                                     $ 1,888   $ 1,888    $ 1,960   $ 1,960
   Fixed maturity securities, trading               11        11         12        12
   Equity securities, available for sale             1         1         --        --
   Mortgage and other loans receivable             394       409        429       444
   Policy loans                                    128       128        151       151
   Mutual funds                                     18        18         16        16
   Partnerships (1)                                  4         4         --        --
   Derivative assets                               207       207        609       609
   Short-term investments                          784       784      1,407     1,407
   Accrued investment income                        35        35         39        39
   Separate account assets                      21,799    21,799     19,074    19,074
LIABILITIES:
   Policyholder contract deposits (2)          $ 2,493   $ 2,464    $ 4,179   $ 4,253
   Derivative liabilities                            7         7         --        --

(1) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(2) Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.1 FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

FIXED MATURITY SECURITIES, EQUITY SECURITIES AND TRADING SECURITIES

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity and equity securities in its available for sale and trading portfolios. Market price data generally is obtained from third party pricing vendors.

The Company estimates the fair value of fixed maturity securities not traded in active markets by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For certain fixed maturity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

The fixed maturity securities, trading portfolio consists of an interest in ML
II. At inception, the Company's economic interest in ML II was valued at the transaction prices of $14.9 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies model-determined market discount rates to its interests. These discount rates are calibrated to the changes in the estimated asset values for the underlying assets commensurate with the Company's interests in the capital structure of the entity. Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

The fair value methodology used assumes the underlying collateral in the interest in ML II will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the ML II interests. Other methodologies employed or assumptions made in determining fair value for these investments could result in amounts that differ significantly for the amounts reported.

Adjustments to the fair value of the Company's interest in ML II are recorded in net investment income. The Company's interest in ML II is included in fixed maturities, trading, at fair value.

MORTGAGE AND OTHER LOANS RECEIVABLE

Fair value for mortgage and other loans receivable is primarily determined by using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information.

POLICY LOANS

The fair values of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived.

MUTUAL FUNDS

Mutual funds consist of interests in registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.1 FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

PARTNERSHIPS

Partnerships included in the preceding table consist of those investments in which the Company holds less than five percent and carries at fair value. The remaining carrying value recognized in the consolidated balance sheets represents investments in other partnerships accounted for using the equity method which do not meet the definition of financial instruments for which fair value is required to be disclosed.

For the partnerships presented in the preceding table, the Company initially estimates the fair value of investments in certain private limited partnerships and certain hedge funds by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

DERIVATIVE ASSETS AND LIABILITIES

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

SHORT-TERM INVESTMENTS

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.1 FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

ACCRUED INVESTMENT INCOME

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

SEPARATE ACCOUNT ASSETS

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

POLICYHOLDER CONTRACT DEPOSITS

Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

The fair value of embedded derivatives contained in certain variable annuity contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience. Because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. With the 2008 adoption of fair value measurements and disclosure standards, this methodology was not changed, with the exception of incorporating an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments.

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

RECURRING FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

Beginning January 1, 2008, assets and liabilities recorded at fair value in the consolidated balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

     - Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets via third party pricing vendors. The Company does not adjust the quoted price for such instruments.

     - Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

     - Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

The following table presents information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

                                                    Level 1   Level 2   Level 3    Total
                                                    -------   -------   -------   -------
                                                               (In millions)
December 31, 2009
Assets:
   Fixed maturity securities, available for sale:
      U.S. government securities and government
         sponsored entities                         $    --    $   14     $ --    $    14
      Obligations of states, municipalities and
         political subdivisions                          --        25       --         25
      Corporate debt                                     --     1,373       35      1,408
      Residential mortgage-backed securities             --       219       82        301
      Commercial mortgage-backed securities              --        20       69         89
      Collateralized debt obligations                    --         3       37         40
      Other debt securities                              --        11       --         11
                                                    -------    ------     ----    -------
   Total fixed maturity securities, available for
      sale                                               --     1,665      223      1,888
   Fixed maturity securities, trading                    --        --       11         11
   Equity securities, available for sale                  1        --       --          1
   Mutual funds                                          18        --       --         18
   Partnerships (1)                                      --         3        1          4
   Derivative assets                                     93       114       --        207
   Short-term investments (2)                           159       492       --        651
   Separate account assets                           21,799        --       --     21,799
                                                    -------    ------     ----    -------
      Total                                         $22,070    $2,274     $235    $24,579
                                                    =======    ======     ====    =======
Liabilities:
   Policyholder contract deposits (3)               $    --    $   --     $477    $   477
   Derivative liabilities                                 7        --       --          7
                                                    -------    ------     ----    -------
      Total                                         $     7    $   --     $477    $   484
                                                    =======    ======     ====    =======

                                                    Level 1   Level 2   Level 3    Total
                                                    -------   -------   -------   -------
                                                               (In millions)
December 31, 2008
Assets:
   Fixed maturity securities, available for sale    $    --    $1,799    $  161   $ 1,960
   Fixed maturity securities, trading                    --        --        12        12
   Mutual funds                                          16        --        --        16
   Derivative assets                                    156       453        --       609
   Short-term investments (2)                            --       821        --       821
   Separate account assets                           19,074        --        --    19,074
                                                    -------    ------    ------   -------
      Total                                         $19,246    $3,073    $  173   $22,492
                                                    =======    ======    ======   =======
Liabilities:
   Policyholder contract deposits (3)               $    --    $   --    $1,907   $ 1,907
                                                    =======    ======    ======   =======

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

(1) Amounts presented for partnerships in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.

(2) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $133 million and $586 million at December 31, 2009 and 2008, respectively.

(3) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include the GMWB and GMAV embedded derivatives which are measured at estimated fair value on a recurring basis.

At December 31, 2009 and 2008, Level 3 assets were 0.9 percent and 0.7 percent of total assets and Level 3 liabilities were 1.8 percent and 7.6 percent of total liabilities, respectively.

The following table present changes during the years ended December 31, 2009 and 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income (loss) during the years ended December 31, 2009 and 2008 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2009 and 2008:

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

                                          Net Realized                                                     Changes in
                                               and                      Purchases,                         Unrealized
                                           Unrealized                      Sales,                             Gains
                                              Gains      Accumulated     Issuances                         (Losses) on
                               Balance -    (Losses)        Other          and                  Balance -  Instruments
                               Beginning   Included in  Comprehensive  Settlements,               End of   Held at End
                               of Period  Earnings (1)  Income (Loss)       Net      Transfers    Period    of Period
                               ---------  ------------  -------------  ------------  ---------  ---------  -----------
December 31, 2009
Assets:
   Fixed maturity securities,
      available for sale:
      Corporate debt             $   35     $    (5)         $ 7           $ (8)        $ 6       $ 35         $--
      Residential
         mortgage-backed
         securities                  90         (58)          42            (13)         21         82          --
      Commercial
         mortgage-backed
         securities                   7          (8)           7             --          63         69          --
      Collateralized debt
         obligations                 29          (2)          13             (1)         (2)        37          --
                                 ------     -------          ---           ----         ---       ----         ---
   Total fixed maturity
      securities, available
      for sale                      161         (73)          69            (22)         88        223          --
   Fixed maturity securities,
      trading                        12          (1)          --             --          --         11          --
   Partnerships                      --          --           --             --           1          1          --
                                 ------     -------          ---           ----         ---       ----         ---
Total                            $  173     $   (74)         $69           $(22)        $89       $235         $--
                                 ======     =======          ===           ====         ===       ====         ===
Liabilities:
   Policyholder contract
      deposits                   $1,907     $(1,430)         $--           $ --         $--       $477         $--
                                 ======     =======          ===           ====         ===       ====         ===

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

                                          Net Realized                                                     Changes in
                                               and                      Purchases,                         Unrealized
                                           Unrealized                      Sales,                             Gains
                                              Gains      Accumulated     Issuances                         (Losses) on
                               Balance -    (Losses)        Other          and                  Balance -  Instruments
                               Beginning   Included in  Comprehensive  Settlements,               End of   Held at End
                               of Period  Earnings (1)  Income (Loss)       Net      Transfers    Period    of Period
                               ---------  ------------  -------------  ------------  ---------  ---------  -----------
December 31, 2008
Assets:
   Fixed maturity securities,
      available for sale          $216      $   (40)        $(22)          $(56)        $63       $  161       $--
   Fixed maturity securities,
      trading                       --           (3)          --             15          --           12        --
                                  ----      -------         ----           ----         ---       ------       ---
Total                             $216      $   (43)        $(22)          $(41)        $63       $  173       $--
                                  ====      =======         ====           ====         ===       ======       ===
Liabilities:
   Policyholder contract
      deposits                    $ 53      $(1,854)        $ --           $ --         $--       $1,907       $--
                                  ====      =======         ====           ====         ===       ======       ===

(1) Net realized and unrealized gains (losses) related to the Level 3 items shown above are reported in net realized investment gains (losses) in the consolidated statements of income (loss), except for fixed maturity securities, trading which are reported in net investment income in the consolidated statements of income (loss).

Both observable and unobservable inputs may be used to determine the fair values of positions classified in level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2009 and 2008 may include changes in fair value that were attributable to both observable and unobservable inputs.

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income (loss) and comprehensive income (loss) by changes in separate account liabilities, which are not carried at fair value and therefore not included in the tables above.

FAIR VALUE OPTION - FIXED MATURITY SECURITIES, TRADING

The Company may choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings.

The Company elected to account for its economic interest in ML II at fair value. The Company recorded losses of $0.4 million and $3.2 million in the years ended December 31, 2009 and 2008, respectively, to reflect the change in the fair value of its interest in ML II, which were reported as a component of net investment income in the consolidated statements of income (loss).

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include mortgage and other loans receivable and goodwill. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below.

MORTGAGE AND OTHER LOANS RECEIVABLE

When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed above for mortgage and other loans receivable.

GOODWILL

The Company tests goodwill for impairment whenever events or changes in circumstances indicate the carrying amount of goodwill may not be recoverable, but at least annually. When the Company determines goodwill may be impaired, the Company uses techniques that consider market-based earnings multiples of the unit's peer companies or discounted cash flow techniques based on the price that could be received in a current transaction to sell the asset assuming the asset would be used with other assets as a group (in-use premises).

4. INVESTMENTS

4.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE

The cost or amortized cost, gross unrealized gains and losses and estimated fair value of fixed maturity and equity securities available for sale by major category follow:

                                                                                                Other-Than-
                                             Cost or       Gross        Gross                    Temporary
                                            Amortized   Unrealized   Unrealized                 Impairments
                                               Cost        Gains       Losses     Fair Value     in AOCI
                                            ---------   ----------   ----------   ----------   -----------
                                                                      (In millions)
December 31, 2009
U.S. government securities and government
   sponsored entities                         $   13        $ 1        $  --        $   14        $ --
Obligations of states, municipalities and
   political subdivisions                         25         --           --            25          --
Corporate debt                                 1,344         75          (11)        1,408           2
Residential mortgage-backed securities           394          7         (100)          301         (46)
Commercial mortgage-backed securities            164          2          (77)           89          (4)
Collateralized debt obligations                   48         --           (8)           40          (1)
Other debt securities                             18         --           (7)           11          --
                                              ------        ---        -----        ------        ----
   Total fixed maturity securities             2,006         85         (203)        1,888         (49)
Equity securities                                  1         --           --             1          --
                                              ------        ---        -----        ------        ----
   Total                                      $2,007        $85        $(203)       $1,889        $(49)
                                              ======        ===        =====        ======        ====

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE (CONTINUED)

                                                                                           Other-Than-
                                             Cost or       Gross        Gross               Temporary
                                            Amortized   Unrealized   Unrealized    Fair    Impairments
                                               Cost        Gains       Losses      Value     in AOCI
                                            ---------   ----------   ----------   ------   -----------
                                                                   (In millions)
December 31, 2008
U.S. government securities and government
   sponsored entities                         $   14        $ 2        $  --      $   16       $--
Obligations of states, municipalities and
   political subdivisions                         48         --           --          48        --
Corporate debt                                 1,518         13         (118)      1,413        --
Residential mortgage-backed securities           403          4          (57)        350        --
Commercial mortgage-backed securities            115         --          (29)         86        --
Collateralized debt obligations                   43         --           (6)         37        --
Other debt securities                             19         --           (9)         10        --
                                              ------        ---        -----      ------       ---
   Total fixed maturity securities             2,160         19         (219)      1,960        --
Equity securities                                 --         --           --          --        --
                                              ------        ---        -----      ------       ---
   Total                                      $2,160        $19        $(219)     $1,960       $--
                                              ======        ===        =====      ======       ===

The following tables summarize the Company's gross unrealized losses and estimated fair values on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2009 and 2008:

                                   Less than 12
                                      Months          12 Months or More          Total
                                ------------------   ------------------   ------------------
                                 Fair   Unrealized    Fair   Unrealized    Fair   Unrealized
                                Value      Loss      Value      Loss      Value      Loss
                                -----   ----------   -----   ----------   -----   ----------
                                                        (In millions)
December 31, 2009
Corporate debt                   $287      $  5       $114       $ 6       $401      $ 11
Mortgage-backed, asset-backed
   and collateralized
   securities                     168       137        122        48        290       185
Other debt securities              --        --         11         7         11         7
                                 ----      ----       ----       ---       ----      ----
Total                            $455      $142       $247       $61       $702      $203
                                 ====      ====       ====       ===       ====      ====

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE (CONTINUED)

                                      Less than 12
                                         Months          12 Months or More          Total
                                   ------------------   ------------------   -------------------
                                    Fair   Unrealized    Fair   Unrealized    Fair    Unrealized
                                   Value      Loss      Value      Loss       Value      Loss
                                   -----   ----------   -----   ----------   ------   ----------
                                                           (In millions)
December 31, 2008
U.S. government and government
   sponsored entities               $  6      $ --       $ --       $--      $    6      $ --
Corporate debt                       738        74        312        44       1,050       118
Mortgage-backed, asset-backed
   and collateralized securities     201        80         41        12         242        92
Other debt securities                 10         9         --        --          10         9
                                    ----      ----       ----       ---      ------      ----
Total                               $955      $163       $353       $56      $1,308      $219
                                    ====      ====       ====       ===      ======      ====

As of December 31, 2009, the Company held 189 individual fixed maturity securities that were in an unrealized loss position, of which 78 individual securities were in a continuous unrealized loss position for longer than twelve months.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2009 because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2009 were as follows:

                                                               Cost or
                                                              Amortized    Fair
                                                                 Cost      Value
                                                              ---------   ------
                                                                 (In millions)
Due in one year or less                                         $   95    $   97
Due after one year through five years                              591       620
Due after five years through ten years                             577       592
Due after ten years                                                184       189
Mortgage-backed, asset-backed and collateralized securities        559       390
                                                                ------    ------
   Total fixed maturity securities, available for sale          $2,006    $1,888
                                                                ======    ======

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

At December 31, 2009, the Company's investments included five investments in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. The investments include one money market fund, two partnerships, one mortgage backed security, and one short-term money market pool. At December 31, 2008, the Company's investments included five investments in a single entity that exceeded 10% of the Company's shareholder's equity. These investments included two partnerships, two mortgage backed securities, and one short-term money market pool.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE (CONTINUED)

At December 31, 2009, $9.5 million of fixed maturity securities, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

Included in the fixed maturity securities available for sale at December 31, 2009 is a bond carried at fair value of $10.9 million that was issued by an affiliate.

At December 31, 2009, fixed maturity securities included $165 million of securities not rated investment grade.

At December 31, 2009, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $7.5 million.

4.2 FIXED MATURITY SECURITIES, TRADING

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of American International Group sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither American International Group nor the Company have any control rights over ML II. The Company has determined that ML II is a variable interest entity ("VIE") and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

Net unrealized (losses) included in the consolidated statements of income (loss) from fixed maturity securities classified as trading securities in 2009 and 2008 were $0.4 million and $3.2 million, respectively.

See Note 6 herein for additional information regarding the Securities Lending Program and the sale of the RMBS to ML II.

4.3 MORTGAGE AND OTHER LOANS RECEIVABLE

At December 31, 2009, the Company had direct commercial mortgage loan exposure of $393.7 million, all of which representing U.S. loan exposure. At that date, substantially all of the U.S. loans were current.

                   Number                                                                               Percent
                     of                                                       Multi-   Mobile              of
State               Loans   Amount *   Office   Retail   Industrial   Hotel   Family    Homes   Other    Total
-----              ------   --------   ------   ------   ----------   -----   ------   ------   -----   -------
                                                       (Dollars in millions)
California            10      $131      $ 35      $ 6        $57       $10      $ 2      $--     $21      32.67
Hawaii                 1        45        --       --         --        45       --       --      --      11.22
Indiana                2        38        20       --         --        --       --       18      --       9.48
Michigan               4        36        --       --          4        --       22       10      --       8.98
Arizona                2        30        20       --         --        --       --       10      --       7.48
All other states      16       121        52        4         13        27       25       --      --      30.17
                     ---      ----      ----      ---        ---       ---      ---      ---     ---    -------
Total                 35      $401      $127      $10        $74       $82      $49      $38     $21    $100.00
                     ===      ====      ====      ===        ===       ===      ===      ===     ===    =======

*    Excludes portfolio valuation allowance

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.3 MORTGAGE AND OTHER LOANS RECEIVABLE (CONTINUED)

The Company's mortgage and other loans receivable valuation allowance activity are as follows:

                                            2009
                                       -------------
                                       (In millions)
Allowance, beginning of year                $--
   Additions to allowance for losses          7
   Charge-offs, net of recoveries            --
                                            ---
Allowance, end of period                    $ 7
                                            ===

The Company did not have any mortgage and other loans receivable valuation allowance activity during the years ended December 31, 2008 and 2007.

The Company did not impair any mortgage and other loans receivable during the years ended December 31, 2009 and 2008.

4.4 PARTNERSHIPS

Investments in partnerships totaled $172.5 million and $138.8 million at December 31, 2009 and 2008, respectively, and were comprised of seven partnerships and four partnerships, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination /withdrawal provisions.

4.5 INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                       2009   2008   2007
                                       ----   ----   ----
                                          (In millions)
Short-term investments                 $  3   $ 20   $ 13
Fixed maturity securities               129    182    215
Mortgage and other loans receivable      27     29     35
Policy loans                             10     12     12
Equity securities                        --     --      1
Partnerships                             37    (56)     7
Securities lending invested collateral   --     --      2
Other investment income                   4     (3)     2
                                       ----   ----   ----
   Total investment income              210    184    287
Less: investment expenses                (2)    (2)    (2)
                                       ----   ----   ----
   Net investment income               $208   $182   $285
                                       ====   ====   ====

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.6 NET REALIZED INVESTMENT GAIN (LOSS)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                                  2009      2008     2007
                                                                -------   -------   -----
                                                                      (In millions)
Sales of fixed maturities:
   Gross gains                                                  $    12   $   211   $  6
   Gross losses                                                     (12)     (261)    (8)
Partnership and other invested assets:                               --         9     (1)
Derivative asset and liabilities:
   Gross gains                                                      376     1,298    139
   Gross losses                                                  (1,480)     (248)   (46)
Embedded Derivatives                                              1,430    (1,854)   (99)
Securities lending collateral, including other-than-temporary
   impairments                                                       --       (75)    (4)
Other-than-temporary impairments:
   Total other-than-temporary impairments on available for
      sale securities                                              (159)     (642)   (51)
   Portion of other-than-temporary impairments on available
      for sale fixed maturity securities recognized in
      accumulated other comprehensive income (loss)                  35        --     --
                                                                -------   -------   ----
Net other-than-temporary impairments on available for sale
   securities recognized in net income (loss)                      (124)     (642)   (51)
Other-than-temporary impairments on all other investments            (8)       --     --
                                                                -------   -------   ----
Net realized investment gain (loss)                             $   194   $(1,562)  $(64)
                                                                =======   =======   ====

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the Company for the nine months ended December 31, 2009:

                                                                (In millions)
                                                                -------------
Balance, March 31, 2009                                             $(115)
   Increases due to:
      Credit losses remaining in accumulated deficit related
         to the adoption of new other-than-temporary
         impairment standard                                           --
      Credit impairments on new securities subject to
         impairment losses                                             (8)
      Additional credit impairments on previously impaired
         securities                                                   (43)
   Reductions due to:
      Credit impaired securities fully disposed for which
         there was no prior intent or requirement to sell               9
      Credit impaired securities for which there is a current
         intent or anticipated requirement to sell                     --
      Accretion on securities previously impaired due to
         credit                                                         2
                                                                    -----
Balance, December 31, 2009                                          $(155)
                                                                    =====

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk and equity market risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, excluding embedded derivatives, held at:

                                                        Derivative Assets     Derivative Liabilities
                                                     ----------------------   ----------------------
                                                      Notional       Fair      Notional      Fair
                                                     Amount (1)   Value (2)   Amount (1)   value (2)
                                                     ----------   ---------   ----------   ---------
                                                                      (In millions)
December 31, 2009
Derivatives not designated as hedging instruments:
   Interest rate contracts                             $   75        $  2        $ --         $--
   Foreign exchange contracts                              17           2          --          --
   Equity contracts                                     2,058         203         312          (7)
                                                       ------        ----        ----         ---
Total derivatives not designated as hedging
   instruments                                          2,150         207         312          (7)
                                                       ------        ----        ----         ---
Total derivative instruments                           $2,150        $207        $312         $(7)
                                                       ======        ====        ====         ===


                                                        Derivative Assets     Derivative Liabilities
                                                     ----------------------   ----------------------
                                                      Notional       Fair      Notional       Fair
                                                     Amount (1)   Value (2)   Amount (1)   value (2)
                                                     ----------   ---------   ----------   ---------
                                                                      (In millions)
December 31, 2008
Derivatives not designated as hedging instruments:
   Interest rate contracts                             $ 2,363      $  43         $--        $--
   Foreign exchange contracts                               20          3          --         --
   Equity contracts                                      3,542        563          --         --
                                                       -------      -----         ---        ---
Total derivatives not designated as hedging
   instruments                                           5,925        609          --         --
                                                       -------      -----         ---        ---
Total derivative instruments                           $ 5,925      $ 609         $--        $--
                                                       =======      =====         ===        ===

(1) Notional or contractual amounts of derivative financial instruments represent a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent the amounts used to calculate contractual cash flows to be exchanged and are only paid or received for certain contracts, such as currency swaps.

(2) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

The Company has taken positions in certain derivative financial instruments in order to eliminate the impact of changes in interest rates or equity markets on cash flows or certain policyholder liabilities. Financial instruments used by the Company for such purposes include interest rate swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company has determined that its derivative financial instruments do not qualify for hedge accounting. As a result, all of the Company's derivatives are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

Interest rate or foreign currency swap agreements are agreements to exchange with a counterparty, at specified intervals, interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance (notional amount). Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each interest payment due date, which is included in the consolidated statements of income (loss).

Index options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company has purchased cash settled put and call options on the S&P 500 index to offset the risk of certain guarantees of annuity policy values.

Futures contracts are agreements between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on U.S. treasury notes, U.S. treasury bonds to offset the risk of certain guarantees on annuity policy values.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives, in net realized investment gains (losses) in the consolidated statements of income
(loss):

                                                       2009      2008
                                                     -------   -------
                                                       (In millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                           $  (172)  $   (35)
   Foreign exchange contracts                             (1)       --
   Equity contracts                                     (931)    1,085
                                                     -------   -------
Total derivatives not designated as hedging
   instruments                                        (1,104)    1,050
Embedded derivatives                                   1,430    (1,854)
                                                     -------   -------
Total derivative instruments                         $   326   $  (804)
                                                     =======   =======

The Company issues certain variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives are reflected in policyholder contract deposits on the consolidated balance sheet. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the consolidated statement of income (loss).

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2009 and 2008, the Company had $37.6 million and $89.2 million, respectively, of net derivative assets outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. SECURITIES LENDING PROGRAM

SECURITIES LENDING

The Company and certain other wholly owned insurance company subsidiaries of American International Group historically participated in American International Group's U.S. securities lending program (the "Securities Lending Program"), which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than secured borrowings.

On December 12, 2008, the Securities Lending Program was terminated, following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. American International Group made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                                                                   (In millions)
                                                                   -------------
Realized losses on securities lending collateral:
   Net realized losses on sale to Maiden Lane II LLC                   $ (33)
   Net realized losses on all other asset sales                          (42)
   Realized losses due to other-than-temporary declines in value        (350)
                                                                       -----
      Total                                                            $(425)
                                                                       =====
Net realized gains (losses) related to lent securities with
   insufficient collateral:
   Deemed sales of lent securities                                     $ (30)
   Forward purchase commitments                                          (18)
                                                                       -----
      Total                                                            $ (48)
                                                                       =====

At December 31, 2008, the Company's assets included undistributed funds held in the Securities Lending Program collateral account and a receivable from affiliate for amounts due the Company from the Agent. The Company received settlement of the following amounts during 2009, and terminated its securities lending agency agreement with the Agent effective as of December 31, 2009:

                                                  December   December
                                                  31, 2009   31, 2008
                                                  --------   --------
                                                     (In millions)
Undistributed Securities Lending Program assets      $--        $3
Receivable from affiliated Agent                     $--        $3

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. SECURITIES LENDING PROGRAM (CONTINUED)

MAIDEN LANE II

On December 12, 2008, in conjunction with the termination of the Securities Lending Program, American International Group, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II, a Delaware limited liability company whose sole member is the New York Fed. Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion par amount of RMBS held in the Securities Lending Program's collateral account. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price, as described below. The total purchase price was based on the fair value of the RMBS as of October 31, 2008, and the Participants recognized a realized loss of $2.2 billion on the transaction. The amount of the initial payment and the deferred contingent portions of the total purchase price were allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008.

Pursuant to a credit agreement, the New York Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus one percent and has a stated six-year term, subject to extension by the New York Fed at its sole discretion. After the Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus three percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on the Participants" fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the New York Fed as contingent interest and one-sixth to the Participants as remaining deferred contingent purchase price. The New York Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the New York Fed has any interest in the Senior Loan.

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in deferred policy acquisition costs:

                                                        Years ended
                                                        December 31,
                                                      ---------------
                                                       2009     2008
                                                      ------   ------
                                                       (In millions)
Balance at beginning of year                          $1,134   $1,430
Deferrals                                                 79      212
Accretion of interest/amortization                         2     (198)
Effect of net unrealized loss on securities               --       (3)
Effect of realized (gains) losses on securities (1)     (268)     371
Effect of unlocking assumptions used in estimating
   future gross profits (2)
                                                        (294)    (678)
                                                      ------   ------
Balance at end of year                                $  653   $1,134
                                                      ======   ======

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS (CONTINUED)

(1) In 2009, includes a decrease of $36.2 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

(2) The Company adjusts amortization of deferred acquisition costs when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions at least annually. The 2009 amounts primarily were the result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year. The 2008 amounts primarily resulted from difficult market conditions and adverse policyholder behavior. As a result of the difficult market conditions in 2008 and 2009, the long-term separate account growth rate assumption was changed to 7.5 percent from 10 percent.

The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

                                                                 Bonus    Distribution
                                                               Payments       Costs      Total
                                                               --------   ------------   -----
                                                                        (In millions)
AT DECEMBER 31, 2009:
Balance at beginning of year                                     $179         $ 28        $207
Deferrals                                                          11            7          18
Accretion of interest/amortization                                  3          (14)        (11)
Effect of realized (gains) losses on securities (1)               (49)          --         (49)
Effect of unlocking assumptions used in estimating future
   gross profits (2)                                              (50)          --         (50)
                                                                 ----         ----        ----
Balance at end of year                                           $ 94         $ 21        $115
                                                                 ====         ====        ====

                                                                 Bonus    Distribution
                                                               Payments       Costs      Total
                                                               --------   ------------   -----
                                                                        (In millions)
AT DECEMBER 31, 2008:
Balance at beginning of year                                     $ 220        $ 37       $ 257
Deferrals                                                           45           9          54
Accretion of interest/amortization                                  (4)        (19)        (23)
Effect of realized (gains) losses on securities                     69          --          69
Effect of unlocking of assumptions used in estimating future
   gross profits (2)                                              (150)         --        (150)
                                                                 -----        ----       -----
Balance at end of year                                           $ 180        $ 27       $ 207
                                                                 =====        ====       =====

(1) In 2009, includes a decrease of $5.1 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

(2) The Company adjusts amortization of deferred sales inducements when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions at least annually. The 2009 amounts primarily were the result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year. The 2008 amounts primarily resulted from difficult market conditions and adverse policyholder behavior. As a result of the difficult market conditions in 2008 and 2009, the long-term separate account growth rate assumption was changed to 7.5 percent from 10 percent.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                   2009     2008
                                  ------   ------
                                   (In millions)
Policyholder contract deposits:
   Annuities                      $2,518   $4,203
   Universal life                  1,172    1,250
   Other contract deposits            27       31
                                  ------   ------
                                  $3,717   $5,484
                                  ======   ======
Future policy benefits:
   Annuities                      $  424   $  384
                                  ======   ======

Details concerning the Company's guaranteed benefit exposures are as follows:

                                                                                       Highest Specified
                                                                                      Anniversary Account
                                                                     Return of Net        Value Minus
                                                                    Deposits Plus a     Withdrawals Post
                                                                     Minimum Return       Anniversary
                                                                    ---------------   -------------------
                                                                            (Dollars in millions)
AT DECEMBER 31, 2009:
In the event of death (GMDB and EEB):
   Net account value                                                   $8,022               $10,928
   Net amount at risk (a)                                               1,294                 1,991
   Average attained age of contract holders                                69                    69
   Range of guaranteed minimum return rates (GMDB)                      0%-5%                     0%
At annuitization (GMIB):
   Net account value                                                   $1,723
   Net amount at risk (b)                                                  73
   Weighted average period remaining until earliest annuitization         1.3 years
   Range of guaranteed minimum return rates                             0%-6.5%
Accumulation at specified date (GMAV):
   Account value                                                       $1,375
   Net amount at risk (c)                                                  37
   Weighted average period remaining until guaranteed payment             4.9 years
Annual withdrawals at specified date (GMWB):
   Account value                                                       $7,287
   Net amount at risk (d)                                               1,096
   Weighted average period remaining until guaranteed payment            18.2 years

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS (CONTINUED)

                                                                                       Highest Specified
                                                                                      Anniversary Account
                                                                     Return of Net        Value Minus
                                                                    Deposits Plus a     Withdrawals Post
                                                                     Minimum Return       Anniversary
                                                                    ---------------   -------------------
                                                                            (Dollars in millions)
AT DECEMBER 31, 2008:
In the event of death (GMDB and EEB):
   Net account value                                                   $7,202                $9,370
   Net amount at risk (a)                                               2,606                 4,361
   Average attained age of contract holders                                68                    66
   Range of guaranteed minimum return rates (GMDB)                      0%-5%                     0%
At annuitization (GMIB):
   Net account value                                                   $1,566
   Net amount at risk (b)                                                 123
   Weighted average period remaining until earliest annuitization         1.6 years
   Range of guaranteed minimum return rates                             0%-6.5%
Accumulation at specified date (GMAV):
   Account value                                                       $1,259
   Net amount at risk (c)                                                 176
   Weighted average period remaining until guaranteed payment             5.8 years
Annual withdrawals at specified date (GMWB):
   Account value                                                       $5,625
   Net amount at risk (d)                                               2,155
   Weighted average period remaining until guaranteed payment            14.9 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

(b) Net amount at risk represents the present value of the projected guaranteed benefit exposure in excess of the projected account value, net of reinsurance, if all contract holders annuitized at their respective eligibility date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

(d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $119.8 million and $155.8 million as of December 31, 2009 and 2008, respectively and is payable no sooner than 10 years from the end of the waiting period.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS (CONTINUED)

The following summarizes the activity in future policy benefits:

                                                            2009   2008
                                                           -----   ----
                                                           (In millions)
Balance at the beginning of the year, before reinsurance   $ 428   $115
   Guaranteed benefits incurred                              194    388
   Guaranteed benefits paid                                 (141)   (75)
                                                           -----   ----
Balance at the end of the year, before reinsurance           481    428
Less reinsurance                                             (57)   (44)
                                                           -----   ----
Balance at the end of the year, net of reinsurance         $ 424   $384
                                                           =====   ====

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2009 and 2008:

     - Data used was 50 stochastically generated investment performance scenarios.

     - Mean investment performance assumption was 7.5 percent in 2009 and 10 percent in 2008.

     -    Volatility assumption was 16 percent.

     - Mortality was assumed to be 50 percent Male and 80 percent Female of the 1994 Variable Annuity MGDB table.

     - Lapse rates vary by contract type and duration and range from 0 percent to 40 percent.

     -    The discount rate was approximately 8 percent.

In 2009 and 2008, the Company recorded an increase in the liability for future policy benefits of $124.6 million and $234.5 million, respectively, due to the unlocking of key assumptions.

9. REINSURANCE

Variable policy fees are net of reinsurance premiums of $19.7 million, $23.1 million and $26.5 million in 2009, 2008 and 2007, respectively. Guaranteed benefits paid were reduced by reinsurance recoveries of $13.2 million, $4.9 million and $4.5 million in 2009, 2008 and 2007, respectively.

Universal life insurance fees are net of reinsurance premiums of $28.3 million, $30.5 million and $28.1 million in 2009, 2008 and 2007, respectively. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $28.8 million, $29.9 million and $22.4 million in 2009, 2008 and 2007, respectively.

10. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2018. At December 31, 2009, the future minimum lease payments under the operating leases are $3 million a year 2010 through 2014 and $10.9 million thereafter. Rent expense was $3.1 million, $3.2 million and $3.2 million for the years ended December 31, 2009, 2008 and 2007, respectively.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

CONTINGENT LIABILITIES

As of December 31, 2009, the Company has two agreements outstanding in which it has agreed to provide liquidity support for certain short-term securities of municipalities and non-profit organizations (collectively, the "short-term securities") by agreeing to purchase such short-term securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. Additionally, the Company guarantees the payment of these securities upon redemption. One of these commitments is scheduled to expire on July 1, 2010, and the other commitment is scheduled to expire on October 1, 2022. The outstanding commitments may be extended beyond their stated maturities. Related to each of these agreements are participation agreements with the Parent under which the Parent shares in a portion of these liabilities in exchange for a proportionate percentage of the fees received under these agreements.

In September and October 2008, the Company purchased all of the $51.2 million in aggregate principal amount of the short-term securities then outstanding pursuant to its obligations under the above-referenced liquidity support agreements. The value of the securities purchased was subsequently written down to their then estimated market value of $38.4 million. Pursuant to its obligations under the participation agreements described above, the Parent honored such obligations through paying the Company its proportionate share of these write-downs, thereby effectively transferring its interests in the securities purchased to the Company. If the Company is able to re-market these short-term securities, the Company's obligations under the liquidity support agreements referenced above will continue to inure to the benefit of the purchasers of the re-marketed securities. In March 2009, approximately $14.4 million of the short-term securities held by the Company were redeemed and cancelled. The remaining short-term securities have a current estimated market value of $20.5 million at December 31, 2009. As of December 31, 2009, the Company has not re-marketed any of these short-term securities. As the holder of the short-term securities, the Company recorded $1.1 million as interest payments received from these securities in the twelve months of 2009.

SAAMCo is the investment advisor of SunAmerica Money Market Fund (the "Fund"), a series of the SunAmerica Money Market Funds, Inc., which seeks to maintain a stable $1.00 net asset value per share. The Fund's market value NAV was negatively impacted by a loss on an asset backed security ("Cheyne"). SAAMCo has provided certain commitments to the Board of Directors of the Fund to contribute capital to maintain a minimum market value per share up to the amount of the security loss. Management has also committed that should the realized loss carry forward from Cheyne eventually expire, SAAMCo will reimburse the Fund to the extent of the expiration. During 2009, SAAMCo has made payments of $2.3 million for such capital contributions and established a contingent liability of $2.3 million for expected future capital contributions. These amounts have been included in general and administrative expenses in the consolidated statements of income (loss).

Like many other companies, including financial institutions and brokers, the Company has received subpoenas for information in connection with an ongoing investigation by the Securities and Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. The Company is also responding to subpoenas concerning the same subject matter sent by or on behalf of various state attorneys general. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Except as noted above, contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interest of policyholders of insolvent life insurance and annuity companies. Known insolvencies of life insurance companies are expected to result in future assessments. While it is not possible to accurately estimate the portion of the industry assessments for which the Company will be responsible, it is expected that the remaining assessments will not have a material adverse effect on the financial position, results of operations or cash flows of the Company. The expenses related to these insolvencies are recorded as general and administrative expenses, net of deferral as received.

11. SHAREHOLDER'S EQUITY

Capital contributions received by the Company were as follows:

                                              2009   2008   2007
                                              ----   ----   ----
                                                 (In millions)
Contributions related to Securities Lending
   Program (see Note 6)                        $--   $284   $  4
Contributions of securities at fair value       --      1    169
All other non-cash contributions                 4     --     --
                                               ---   ----   ----
   Total capital contributions                 $ 4   $285   $173
                                               ===   ====   ====

The components of accumulated other comprehensive income (loss) are as follows:

                                                             2009    2008
                                                            -----   -----
                                                            (In millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                   $  93   $  22
   Gross unrealized losses                                   (201)   (215)
Unrealized gain on foreign currency                            (2)     (4)
Deferred federal and state income tax expense                  39      70
                                                            -----   -----
   Accumulated other comprehensive loss (1)                 $ (71)  $(127)
                                                            =====   =====

(1) The 2009 amount includes a decrease of $142.6 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard. See Note 2.15 for additional disclosures on this new standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the State of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. No dividends can be paid by the Company to its shareholder in 2010 without obtaining prior approval.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11. SHAREHOLDER'S EQUITY (CONTINUED)

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

There were no permitted practices used by the Company at December 31, 2009.

Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                2009    2008     2007
                                ----   ------   ------
                                     (In millions)
Statutory net income (loss)     $122   $ (782)  $  175
Statutory capital and surplus   $654   $1,275   $1,155

12. INCOME TAXES

12.1 INCOME TAX EXPENSE (BENEFIT)

The components of the provisions for income taxes on pretax income consist of the following:

                                          Years ended
                                         December 31,
                                     --------------------
                                      2009    2008   2007
                                     -----   -----   ----
                                        (In millions)
Current                              $(292)  $ 107    $23
Deferred                               176    (638)    (6)
                                     -----   -----    ---
Total income tax expense (benefit)   $(116)  $(531)   $17
                                     =====   =====    ===

The U.S. federal statutory income tax rate is 35 percent for 2009, 2008 and 2007. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate due to the following:

                                                                  Years ended
                                                                  December 31,
                                                              --------------------
                                                               2009    2008   2007
                                                              -----   -----   ----
                                                                   (In millions)
U.S. federal income tax expense (benefit )at statutory rate   $(101)  $(754)  $ 52
Adjustments:
      Valuation allowance                                        23     267     --
      State income taxes (net of federal benefit)                (4)     (5)     9
      Separate account dividends received deduction             (41)    (40)   (36)
      Tax credits                                                (7)    (13)    (7)
      Adjustment to prior year tax liability (a)                 10      12     (3)
      Goodwill                                                    3      --     --
      Other, net                                                  1       2      2
                                                              -----   -----   ----
   Total income tax expense (benefit)                         $(116)  $(531)  $ 17
                                                              =====   =====   ====

(a) In 2009 and 2008, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.2 DEFERRED INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the net deferred tax assets and liabilities at December 31 are as follows:

                                                                              2009    2008
                                                                             -----   ------
                                                                              (In millions)
Deferred Tax Liabilities:
   Deferred policy acquisition costs and deferred sales inducements          $(218)  $ (411)
   State income taxes                                                           (2)      --
   Partnership income/loss                                                      --      (10)
                                                                             -----   ------
      Deferred tax liabilities                                                (220)    (421)
                                                                             -----   ------
Deferred Tax Assets:
   Basis differential in investments                                            56       57
   Policy reserves                                                             341      759
   Net operating loss carryforward                                               8        6
   Capital loss carryforward - Federal                                         144      162
   State income taxes and net operating loss                                    11        9
   Foreign tax credit                                                           13       --
   Net unrealized losses on fixed maturity and equity securities available
      for sale                                                                  39       70
   Partnership income/loss                                                       2       --
   Other assets                                                                  5        4
                                                                             -----   ------
      Deferred tax assets                                                      619    1,067
   Valuation allowance                                                        (237)    (274)
                                                                             -----   ------
      Net deferred tax asset                                                   382      793
                                                                             -----   ------
   Net deferred tax asset                                                    $ 162   $  372
                                                                             =====   ======

At December 31, 2009, SACS had a New Jersey net operating loss carryforward of $76.2 million. This carryforward will expire from 2010 through 2016.

The Company is included in the consolidated federal income tax return of its ultimate parent, American International Group. Under the tax sharing agreement with American International Group, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $619 million and concluded a $237 million valuation allowance was required to reduce the deferred tax asset at December 31, 2009 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of American International Group, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.2 DEFERRED INCOME TAXES (CONTINUED)

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on securities lending program, because the Company and American International Group entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of American International Group, the continuing earnings strength of the businesses American International Group intends to retain and American International Group recently announced debt and preferred stock transactions with the New York Fed and United States Treasury, respectively, together with other actions American International Group is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

12.3 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                          2009    2008
                                                         -----   -----
                                                         (In millions)
Gross unrecognized tax benefits at beginning of period    $ 9     $--
   Increases in tax positions for prior years               8       9
                                                          ---     ---
Gross unrecognized tax benefits at end of period          $17     $ 9
                                                          ===     ===

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2009, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2009 and 2008, the Company's unrecognized tax benefits, excluding interest and penalties, were $17 million and $9 million respectively. As of December 31, 2009 and 2008, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $17 million and $9 million respectively.

Interest and penalties, if any, related to unrecognized tax benefits are recognized as a component of income tax expense. At December 31, 2009 and 2008, the Company had a receivable of $1.9 million and $4.0 million, respectively, related to interest (net of federal tax). For the years ended December 31, 2009, 2008 and 2007, the Company had recognized an expense of $2.1 million and benefits of $0.8 million and $0.6 million, respectively, of interest (net of federal tax) in the consolidated statements of income (loss).

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.3 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES (CONTINUED)

On September 25, 2007, the IRS issued Revenue Ruling 2007-61 in which it announced that it intends to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") related to separate accounts held in connection with variable contracts of life insurance companies. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time issuance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. The tax benefits related to the separate accounts DRD for December 31, 2009 and 2008 were $41 million and $40 million, respectively.

12.4 TAX EXAMINATIONS

The Company is currently under audit by the IRS for calendar year 2004-2005. For 2003, the IRS has completed its fieldwork and issued a Revenue Agent's Report and 30 day letter. The Company has timely filed a protest with respect to certain issues. This protest is currently under review by the IRS. All years prior to 2003 are no longer subject to audit. The Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements.

13. RELATED PARTY TRANSACTIONS

13.1 EVENTS RELATED TO AMERICAN INTERNATIONAL GROUP

In September 2008, American International Group entered into an $85 billion revolving credit facility and a guarantee and pledge agreement with the New York Fed. Pursuant to the credit facility agreement, on March 4, 2009, American International Group issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.8 percent of the aggregate dividends paid on American International Group's common stock, treating the Series C Preferred Stock as if converted and (ii) to the extent permitted by law, vote with American International Group's common stock on all matters submitted to American International Group shareholders, and holds approximately 79.8 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates. The credit facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.1 EVENTS RELATED TO AMERICAN INTERNATIONAL GROUP (CONTINUED)

On March 2, 2009, American International Group and the New York Fed announced their intent to enter into a transaction pursuant to which American International Group will transfer to the New York Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an American International Group operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited in one case and American Life Insurance Company ("ALICO") in the other). American International Group expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility. On June 25, 2009, American International Group and the New York Fed entered into definitive agreements with respect to these transactions. These transactions closed on December 1, 2009. In exchange for the preferred interests received by the New York Fed, there was a $25 billion reduction in the outstanding balance and maximum amount available to be borrowed under the credit facility agreement. For additional information, see Note 14.

On March 2, 2009, American International Group and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which American International Group will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by in force blocks of life insurance policies in settlement of a portion of the outstanding balance of the Fed Facility. This transaction is no longer being pursued by American International Group.

On April 17, 2009, American International Group entered into an exchange agreement with the U.S. Department of the Treasury (the "Treasury") pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock") for 400,000 shares of American International Group's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange a 10-year warrant to purchase 2,689,938.3 shares of common stock (the "Warrant") for 2,689,938.3, shares of Series C Preferred Stock. The Series D Preferred Stock and the Warrant were issued and sold by American International Group pursuant to an agreement entered into on November 25, 2008, with the U.S. Department of the Treasury.

On April 17, 2009, American International Group and the New York Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. American International Group also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, American International Group issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 150 shares of common stock. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) American International Group is not a debtor in a pending case under Title 11 of the United States Code and (ii) the AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of American International Group's voting securities. The liquidation preference of the American International Group Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to American International Group, its subsidiaries or any special purpose vehicle established by or for the benefit of American International Group or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.1 EVENTS RELATED TO AMERICAN INTERNATIONAL GROUP (CONTINUED)

Since September 2008, American International Group has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. American International Group continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated. American International Group has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company and its subsidiaries) and will continue to own these companies for the foreseeable future.

Additional information on American International Group is publicly available in its regulatory filings with the SEC. Information regarding American International Group as described above is qualified by regulatory filings American International Group files from time to time with the SEC.

See Note 6 for information on affiliate transactions related to the Company's former securities lending activities.

13.2 SICO COMPENSATION

Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of American International Group, its subsidiaries and affiliates. The SICO Plans were created in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is American International Group common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company or its subsidiaries and affiliates by SICO and allocated to the Company, with an offsetting amount credited to additional paid-in capital reflecting amounts considered to be contributed by SICO. The SICO Plans provide that shares currently owned by SICO are set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout of units under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with American International Group or its subsidiaries and affiliates prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of American International Group common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the participants in the SICO Plans.

Compensation expense with respect to the SICO Plans aggregated $0.2 million, $0.2 million and $0.3 million in 2009, 2008 and 2007, respectively, and is included in general and administrative expenses in the consolidated statements of income (loss). Additionally, a corresponding increase to additional paid-in capital was recorded in each year.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.3 OTHER RELATED PARTY TRANSACTIONS

Prior to September 22, 2008, the Company and certain affiliates were parties to an existing inter-affiliate credit agreement facility (the "facility"), under which the Company and such affiliates committed to make loans to American International Group and received from American International Group an annual facility fee at a specified rate. The facility was most recently amended on September 5, 2008, under which the Company committed to make loans to American International Group in amounts aggregating to not more than $500 million. The Company did not lend any amounts to American International Group under the facility in 2008. The facility was terminated in connection with American International Group's entry into the credit facility with the New York Fed discussed above.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with the Parent, dated February 15, 2004, whereby the Parent has the right to borrow up to $500,000,000 from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name change of the Company to SAAL. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2009 or 2008.

On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500 million from the Parent. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this arrangement at December 31, 2009 and 2008.

On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15 million from FSA. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this arrangement at December 31, 2009 and 2008.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with FSA, dated February 15, 2004, whereby FSA has the right to borrow up to $15.0 million from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name change of AIG SunAmerica Life Assurance Company to SAAL. All terms and conditions set forth in the original arrangement remain in effect. There were no outstanding balances under this arrangement at December 31, 2009 and 2008.

On June 1, 2009, the Company amended and restated the short-term financial arrangement with Retirement Services, dated September 26, 2001, whereby the Company has the right to borrow up to $500 million from Retirement Services. This arrangement was amended and restated solely for the purpose of reflecting the name changes of (i) the Company from Anchor National Life Insurance Company to SunAmerica Annuity and Life Assurance Company, and (ii) SunAmerica Inc. to AIG Retirement Services, Inc. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2009 and 2008.

On June 1, 2009, the Company amended and restated the short-term financial arrangement with Retirement Services, dated December 19, 2001, whereby Retirement Services has the right to borrow up to $500 million from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name changes of (i) the Company from Anchor National Life Insurance Company to SunAmerica Annuity and Life Assurance Company, and (ii) SunAmerica Inc. to Retirement Services. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2009 or 2008.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.3 OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

On June 1, 2009, the Company amended and restated a short-term financial arrangement with SunAmerica Investments, Inc. ("SAII"), dated December 19, 2001, whereby SAII has the right to borrow up to $500 million from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name change of the Company from Anchor National Life Insurance Company to SunAmerica Annuity and Life Assurance Company. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2009 or 2008.

On September 26, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby the Company has the right to borrow up to $500 million from SAII. Any advances made under these arrangements must be repaid within 30 days. There were no balances outstanding under these arrangements at December 31, 2009 and 2008.

The Company pays commissions and fees, including support fees to defray marketing and training costs, to five affiliated broker-dealers for distributing its annuity products and mutual funds. Amounts paid to these broker-dealers totaled $29.5 million, $54.9 million and $66.7 million for the years ended December 31, 2009, 2008 and 2007, respectively. These broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 22 percent, 17 percent and 16 percent of new deposits in 2009, 2008 and 2007, respectively. These broker-dealers also distribute a significant portion of the Company's mutual funds, amounting to approximately 18 percent, 25 percent and 25 percent of sales in 2009, 2008 and 2007, respectively.

On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1.5 million, $2.2 million and $2.3 million in 2009, 2008 and 2007, respectively, and are included in the Company's consolidated statements of income (loss).

On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, THE Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $11.1 million, $14.2 million and $16.6 million in 2009, 2008 and 2007, respectively, and are net of certain administrative costs incurred by VALIC of $3.2 million, $4.1 million and $4.7 million, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statements of income (loss).

The Company has a support agreement in effect between the Company and American International Group (the "Support Agreement"), pursuant to which American International Group will cause the Company to maintain a policyholders' surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, American International Group will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by American International Group to any person of any obligations of the Company. American International Group may terminate the Support Agreement with respect to outstanding obligations of the Company only under certain circumstances, including where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against American International Group and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against American International Group.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.3 OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time are guaranteed ("the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of American International Group. American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public.

On December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated. The Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The Guarantee will, however, continue to cover insurance obligations on contracts issued by the Company with a date of issue earlier than the Point of Termination, including obligations arising from purchase payments received with respect to these contracts after the Point of Termination. The Guarantee provides that contract owners owning contracts issued by the Company with a date of issue earlier than the Point of Termination can enforce the Guarantee directly against American Home.

Pursuant to a Service and Expense Agreement, American International Group provides, or causes to be provided, administrative, marketing, investment management, accounting, occupancy and data processing services to the Company. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services were $117.7 million, $208.5 million and $193.4 million for the years ended December 31, 2009, 2008 and 2007, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $43.2 million, $101.4 million and $91.1 million, respectively, and is deferred and amortized as part of DAC. The other components of such costs are included in general and administrative expenses in the consolidated statements of income
(loss).

In addition to the reimbursements noted above, an affiliate is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were $0.4 million, $0.5 million and $0.5 million in 2009, 2008 and 2007, respectively. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

Pursuant to an Investment Advisory Agreement, the majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $1.3 million, $1.9 million and $2.6 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company incurred $2.1 million of management fee expense to an affiliate of the Company to administer its securities lending program during the year ended December 31, 2007. There were no management fees incurred in 2009 and the amount was not material in 2008.

In August 2008, the Company purchased fixed maturity securities from an affiliate for cash equal to a fair value of $128.7 million.

14. SUBSEQUENT EVENTS

EVENTS RELATED TO AMERICAN INTERNATIONAL GROUP

On March 1, 2010, American International Group announced a definitive agreement for the sale of the AIA Group Limited, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. The cash portion of the proceeds from the sale will be used to redeem the preferred interests of the special purpose vehicle held by the New York Fed with a liquidation preference of approximately $16 billion and to repay approximately $9 billion under the Fed Facility.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

14. SUBSEQUENT EVENTS (CONTINUED)

On March 8, 2010, American International Group announced a definitive agreement for the sale of ALICO, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. ("MetLife") for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of American International Group assessed whether American International Group has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of American International Group's management to stabilize American International Group's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of American International Group believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of the plans of American International Group's management could be materially different, or that one or more of the significant judgments or estimates of American International Group's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the proposed transactions with the New York Fed previously discussed fail to achieve their desired objectives. If one or more of these possible outcomes is realized and financing is not available, American International Group may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about American International Group's ability to continue as a going concern. If American International Group were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

OTHER RELATED PARTY TRANSACTIONS

American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

Effective January 1, 2010, the Company and its broker-dealer affiliates entered into a Service and Expense Sharing Agreement in compliance with the National Association of Securities Dealers ("NASD") Notice to Members 03-63, for costs related to technology, advertising, payroll and accounts payable processing incurred by the Company for its broker-dealer affiliates. This agreement was entered into in connection with an internal corporate reorganization pursuant to which the Company replaced the Parent as the paymaster and payer of shared services for the SunAmerica group of companies effective as of January 1, 2010.

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                       AMERICAN HOME ASSURANCE COMPANY

                    STATUTORY BASIS FINANCIAL STATEMENTS

                      DECEMBER 31, 2009, 2008 AND 2007

                              TABLE OF CONTENTS

Report of Independent Auditors............................................    2
Statements of Admitted Assets.............................................    3
Statements of Liabilities, Capital and Surplus............................    4
Statements of Income and Changes in Capital and Surplus...................    5
Statements of Cash Flow...................................................    6
Notes to Statutory Basis Financial Statements.............................    7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2009 and 2008, and the related statutory statements of income and changes in capital and surplus, and cash flow for each of the three years then ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the three years then ended December 31, 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years then ended December 31, 2009, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009, the Company adopted SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement to SSAP No. 10, and has reflected the effect of this adoption within Changes in accounting principles on the Statements of Changes in Capital and Surplus.


/s/ PricewaterhouseCoopers LLP

New York, NY

April 30, 2010

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2009 AND 2008
                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                                2009          2008
------------------                                                            -----------   -----------
Cash and invested assets:
   Bonds, at amortized cost (market value: 2009 - $16,447,457;
      2008 - $13,274,193)                                                     $16,002,641   $13,907,986
   Stocks:
      Common stocks, at market value
         (cost: 2009 - $586,509; 2008 - $1,278,987)                             1,031,425     2,064,755
      Preferred stocks, primarily at carrying value (cost: 2009 - $107,923;
         2008 - $160,145)                                                         121,584       138,025
   Other invested assets, primarily at equity (cost: 2009 - $1,315,957;
      2008 - $1,505,810)                                                        1,382,807     1,555,659
   Short-term investments, at amortized cost (approximates market value)        1,322,118       228,165
   Cash                                                                            65,611       848,594
   Receivable for securities                                                        1,582         1,711
                                                                              -----------   -----------
         TOTAL CASH AND INVESTED ASSETS                                        19,927,768    18,744,895
                                                                              -----------   -----------
Investment income due and accrued                                                 207,602       191,761
Agents' balances or uncollected premiums:
   Premiums in course of collection                                               432,514       741,337
   Premiums and installments booked but deferred and not yet due                  386,394       408,671
   Accrued retrospective premiums                                               1,505,393     1,556,749
Amounts billed and receivable from high deductible policies                        12,387        23,162
Reinsurance recoverable on loss payments                                          504,738       645,764
Funds held by or deposited with reinsurers                                         24,762        19,148
Deposit accounting assets                                                           1,595       530,085
Deposit accounting assets - funds held                                             88,515        88,515
Federal and foreign income taxes recoverable from affiliate                       366,126       406,899
Net deferred tax assets                                                           709,846       446,613
Equities in underwriting pools and associations                                   581,017       699,244
Receivable from parent, subsidiaries and affiliates                                90,835       830,717
Other admitted assets                                                             141,657        84,408
                                                                              -----------   -----------
         TOTAL ADMITTED ASSETS                                                $24,981,149   $25,417,968
                                                                              ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2009 AND 2008
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                         2009          2008
------------------                                                     -----------   -----------
                             Liabilities
Reserves for losses and loss adjustment expenses                       $13,482,501   $13,268,600
Unearned premium reserves                                                3,666,815     3,928,201
Commissions, premium taxes, and other expenses payable                     222,097       311,636
Reinsurance payable on paid loss and loss adjustment expenses              210,197       507,387
Funds held by company under reinsurance treaties                           153,878       173,173
Provision for reinsurance                                                   88,624        95,592
Ceded reinsurance premiums payable, net of ceding commissions              316,019       448,515
Retroactive reinsurance reserves - assumed                                   6,970         6,984
Retroactive reinsurance reserves - ceded                                    (2,028)       (4,907)
Deposit accounting liabilities                                             178,479       188,303
Deposit accounting liabilities - funds held                                     --       484,067
Collateral deposit liability                                               417,834       318,127
Payable to parent, subsidiaries and affiliates                              70,668        38,999
Other liabilities                                                          296,741       240,118
                                                                       -----------   -----------
   TOTAL LIABILITIES                                                    19,108,795    20,004,795
                                                                       -----------   -----------
                         Capital and Surplus
Common capital stock, $15.00 par value, 1,758,158 shares authorized,
   1,695,054 shares issued and outstanding                                  25,426        25,426
Capital in excess of par value                                           4,087,717     3,739,388
Unassigned surplus                                                       1,485,897     1,646,043
Special surplus tax - SSAP 10R                                             272,916            --
Special surplus funds from retroactive reinsurance                             398         2,316
                                                                       -----------   -----------
   TOTAL CAPITAL AND SURPLUS                                             5,872,354     5,413,173
                                                                       -----------   -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS                             $24,981,149   $25,417,968
                                                                       ===========   ===========

                See Notes to Statutory Basis Financial Statements

                       AMERICAN HOME ASSURANCE COMPANY

           STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                               STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                               (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                       2009          2008         2007
--------------------------------                                                    ----------   -----------   ----------
                                                   Statements of Income
Underwriting income:
   Premiums earned                                                                  $6,354,545   $ 7,393,221   $7,703,016
                                                                                    ----------   -----------   ----------
Underwriting deductions:
   Losses incurred                                                                   4,699,991     4,800,023    4,444,636
   Loss adjustment expenses incurred                                                   768,136       742,400      840,801
   Other underwriting expenses incurred                                              1,646,098     1,846,019    1,864,547
                                                                                    ----------   -----------   ----------
Total underwriting deductions                                                        7,114,225     7,388,442    7,149,984
                                                                                    ----------   -----------   ----------
NET UNDERWRITING (LOSS) INCOME                                                        (759,680)        4,779      553,032
                                                                                    ----------   -----------   ----------
Investment income:
   Net investment income earned                                                        791,263       912,331    1,019,018
   Net realized capital gains/(loss) (net of capital gains taxes: 2009 - $57,389;
      2008 - ($270,995); 2007 - $29,141)                                                93,056      (671,273)     117,037
                                                                                    ----------   -----------   ----------
NET INVESTMENT GAIN                                                                    884,319       241,058    1,136,055
                                                                                    ----------   -----------   ----------
Net loss from agents' or premium balances charged-off                                  (25,860)      (48,507)     (85,724)
Finance and service charges not included in premium                                      4,596        15,008       16,449
Other income                                                                            24,110       384,065       76,290
                                                                                    ----------   -----------   ----------
INCOME AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES                       127,485       596,403    1,696,102
Federal income tax (benefit) expense                                                  (122,307)      235,238      348,359
                                                                                    ----------   -----------   ----------
   NET INCOME                                                                       $  249,792   $   361,165   $1,347,743
                                                                                    ==========   ===========   ==========
                                              Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year                               $5,413,173   $ 7,296,957   $6,211,853
   Adjustment to beginning surplus                                                     (32,602)          935      (56,532)
                                                                                    ----------   -----------   ----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                                                5,380,571     7,297,892    6,155,321
                                                                                    ----------   -----------   ----------
Changes in  accouting principles (refer to Note 2)
   Adoption of SSAP 10R                                                                272,916            --           --
   Adoption of SSAP 43R                                                                (12,429)           --           --
Other changes in capital and surplus:
   Net income                                                                          249,792       361,165    1,347,743
   Change in net unrealized capital gains (net of capital gains taxes:
      2009 - $(202,913);  2008 - ($94,517); 2007 - $131,952)                          (113,064)   (1,194,450)    (103,183)
   Change in net deferred income tax                                                    59,354       (40,420)     (73,791)
   Change in non-admitted assets                                                      (318,767)       47,173      184,885
   Change in provision for reinsurance                                                   6,968        20,252       12,980
   Paid in capital and surplus                                                         343,286       856,617      161,945
   Dividends to stockholder                                                                 --    (1,582,633)    (615,000)
   Other surplus adjustments                                                            (7,211)       (6,013)      (1,572)
   Foreign exchange translation                                                         10,938      (346,410)     227,629
                                                                                    ----------   -----------   ----------
      TOTAL OTHER CHANGES IN CAPITAL AND SURPLUS                                       231,296    (1,884,719)   1,141,636
                                                                                    ----------   -----------   ----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                             $5,872,354   $ 5,413,173   $7,296,957
                                                                                    ==========   ===========   ==========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                       2009          2008          2007
--------------------------------                                                    ----------   -----------   -----------
                                                   Cash From Operations
Premiums collected, net of reinsurance                                              $6,306,324   $ 6,928,614   $ 7,948,658
Net investment income                                                                  743,343       975,968     1,058,334
Miscellaneous (expense) income                                                          (2,769)      349,699         7,137
                                                                                    ----------   -----------   -----------
   SUB-TOTAL                                                                         7,046,898     8,254,281     9,014,129
                                                                                    ----------   -----------   -----------
Benefit and loss related payments                                                    4,597,184     5,083,511     3,805,525
Commission and other expense paid                                                    2,520,462     2,518,097     2,470,003
Dividends paid to policyholders                                                            233           108           123
Federal and foreign income taxes (recovered) paid                                     (296,845)      190,586       330,784
                                                                                    ----------   -----------   -----------
   NET CASH PROVIDED FROM OPERATIONS                                                   225,864       461,979     2,407,694
                                                                                    ----------   -----------   -----------
                                                   Cash From Investments
Proceeds from investments sold, matured, or repaid
   Bonds                                                                             4,332,397     7,091,835     4,926,616
   Stocks                                                                            1,731,884     2,999,022     3,450,014
   Other                                                                               222,781       468,262       269,849
                                                                                    ----------   -----------   -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                          6,287,062    10,559,119     8,646,479
                                                                                    ----------   -----------   -----------
Cost of investments acquired
   Bonds                                                                             6,666,144     5,302,577     5,748,239
   Stocks                                                                              496,025     2,918,679     3,296,552
   Other                                                                               107,966       227,385       772,178
                                                                                    ----------   -----------   -----------
   TOTAL COST OF INVESTMENTS ACQUIRED                                                7,270,135     8,448,641     9,816,969
                                                                                    ----------   -----------   -----------
   NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES                                (983,073)    2,110,478    (1,170,490)
                                                                                    ----------   -----------   -----------
                                       Cash From Financing and Miscellaneous Sources
Capital and surplus paid-in                                                             91,418       691,898            --
Intercompany receivable and payable, net                                               771,557    (1,798,258)      (26,540)
Net deposit on deposit-type contracts and other insurance                               74,417        36,501        71,282
Equities in underwriting pools and associations                                        125,605       507,442      (360,841)
Collateral deposit liability                                                            31,448       (36,789)     (258,127)
Borrowed funds                                                                              --      (304,398)      101,075
Dividends to stockholder                                                                    --    (1,582,633)     (615,000)
Other                                                                                  (26,266)      548,510        (4,145)
                                                                                    ----------   -----------   -----------
   NET CASH PROVIDED FROM (USED IN) FINANCING ACTIVITIES                             1,068,179    (1,937,727)   (1,092,296)
                                                                                    ----------   -----------   -----------
   EFFECT OF EXCHANGE RATE CHANGES ON CASH                                                  --            --         3,329
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                                       310,970       634,730       148,237
Cash and short-term investments:
   Beginning of year                                                                 1,076,759       442,029       293,792
                                                                                    ----------   -----------   -----------
   END OF YEAR                                                                      $1,387,729   $ 1,076,759   $   442,029
                                                                                    ==========   ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.   ORGANIZATION

     American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of Chartis U.S. Inc., a Delaware corporation (formerly known as AIG Commercial Insurance Group, Inc.), which is in turn owned by Chartis Inc., a Delaware corporation, (formerly known as AIU Holdings, Inc.). The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Notes 13 and 14 for information about recent developments regarding AIG and Chartis Inc.

     In July 2009, AIG rebranded its General Insurance Operations as Chartis. Chartis consists of Commercial Insurance (operating as Chartis U.S. Inc.), and Foreign General Insurance (operating as Chartis International).

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk finance operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

     The Company is a member of the Chartis U.S. Inc. Commercial Pool (the Commercial Pool). The names, the National Association of Insurance Commissioners (NAIC) company codes and inter-company pooling percentages of the Commercial Pool participants are as follows:

                                                                                                        Pool
                                                                                           NAIC    Participation
Company                                                                                  Co Code     Percentage
-------                                                                                  -------   -------------
(1) National Union Fire Ins. Co. of Pittsburgh, Pa. * (National Union)                    19445         38%
(2) American Home Assurance Company (American Home)                                       19380         36%
(3) Commerce and Industry Insurance Company  (C&I)                                        19410         11%
(4) Chartis Property Casualty Company (Chartis PC) (formerly AIG Casualty Company)        19402          5%
(5) New Hampshire Insurance Company (New Hampshire)                                       23841          5%
(6) The Insurance Company of the State of Pennsylvania (ISOP)                             19429          5%
(7) Chartis Casualty Company (formerly American International South Insurance Company)    40258          0%
(8) Granite State Insurance Company                                                       23809          0%
(9) Illinois National Insurance Co.                                                       23817          0%

*    Lead Company

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     The accompanying financial statements include the Company's U.S. operation and the operation of its Japan branch and its participation in the Chartis Overseas Association. As a consequence of the American Home Canadian Branch novation, the Canadian operations are included in the Statements of Income for the ten months ended November 1, 2008 and the year ended December 31, 2007.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with AIG and affiliates and participates in the Chartis U.S. Commercial Pool (formerly known as the National Union Commercial Pool). Refer to Note 5 for additional information.

B.   SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

     PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

     NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

     NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) NY SAP Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

     In 2007, the Superintendent permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures; as of December 31, 2007, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $30,616.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by NY SAP is shown below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

DECEMBER 31,                                             2009         2008         2007
------------                                          ----------   ----------   ----------
NET INCOME, NY SAP                                    $  249,792   $  361,165   $1,347,743
State prescribed practices - (deduction):
   Non-tabular discounting                               (89,222)     (71,999)     (21,301)
                                                      ----------   ----------   ----------
NET INCOME, NAIC SAP                                  $  160,570   $  289,166   $1,326,442
                                                      ==========   ==========   ==========
STATUTORY SURPLUS, NY SAP                             $5,872,354   $5,413,173   $7,296,957
State prescribed or permitted practices - (charge):
   Non-tabular discounting                              (416,993)    (327,771)    (255,772)
   Credits for reinsurance                              (190,105)     (64,629)    (106,577)
   SSAP 48/SSAP 97                                            --           --      (30,616)
                                                      ----------   ----------   ----------
STATUTORY SURPLUS, NAIC SAP                           $5,265,256   $5,020,773   $6,903,992
                                                      ==========   ==========   ==========

     The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2009, 2008 and 2007 reporting periods.

     STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
     PRINCIPLES:

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

     Under GAAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

     j. Statutory accounting and GAAP are consistent for the accounting of structured settlement annuities where the reporting entity is the owner and payee, and where the claimant is the owner and payee and the reporting entity has been released from its obligation.

          GAAP distinguishes structured settlement annuities where the owner is the claimant and a legally enforceable release from the reporting entity's liability is obtained from those where the claimant is the owner and payee but the reporting entity has not been released from its obligation. GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity where the claimant is the owner and payee yet the reporting entity has not been released from its obligation.

     Under NAIC SAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     j. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

     A summary of the Company's significant statutory accounting practices are as follows:

     Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

     Invested Assets: The Company's invested assets are accounted for as follows:

     - Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates market value (as designated by the NAIC Securities Valuation Office).

          Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or market value. If a bond is determined to have an other-than-temporary impairment (OTTI) in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

          In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          income over the remaining life of the security based on the amount and timing of future estimated cash flows.

          Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2009 and 2008, the market value of the Company's loan-backed and structured securities approximated $1,121,005 and $188,891, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

     - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or market values.

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0% and whose securities are traded on a major exchange are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP (discounted market value approach), with the exception of Transatlantic Holdings, Inc. (TRH), as more fully discussed below. The average discount rate for such investments was 16% and 7% as of December 31, 2009 and 2008, respectively. In 2008, the Company received approval from NY SAP to account for its investment in TRH based on the equity method in accordance with US GAAP financial statements and certain adjustments indicated by the NAIC Statements of Statutory Accounting Principles
          (SSAP) No. 97, Investments in SCA Entities, (SSAP 97). Prior to 2008, TRH was accounted for based on the discounted market value approach in accordance with paragraph 8(a) of SSAP 97. The impact to surplus due to this change in methodology was approximately $265,000. All other investments in affiliates are included in common stocks based on the net worth of the entity.

     - Other Invested Assets: Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

     - Net Investment Gains: Net investment gains consist of net investment income earned and realized gains from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains on the disposition of investments are determined on the basis of the specific identification.

          Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          not been written-off are non-admitted by the Company. As of December 31, 2009 and 2008, no investment income due and accrued was determined to be uncollectible or non-admitted.

     - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at market values, joint ventures, partnerships, and foreign currency translation are credited or charged to unassigned surplus.

     Other Than Temporary Impairment:

     The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

     The Company's policy for determining OTTI has been established in accordance with prescribed SAP guidance, including SSAP Nos. 43R, 99 and INT 06-07. For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

     In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

          - Trading at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer); or

          - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

          - The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Common and preferred stock investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

          -    The Company may not realize a full recovery on its investment;

          -    Fundamental credit issues of the issuer;

          - An intent to sell the investment prior to the recovery of cost of the investment;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     Limited partnership investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

          - An order of liquidation or other fundamental credit issues with the partnership;

          - Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

          - Evaluation of the current stage of the life cycle of the investment;

          - An intent to sell the investment prior to the recovery of cost of the investment;

          - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     If the analysis indicates that an OTTI has taken place, the investment is written down to fair value, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss.

     As described in Note 2 - Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP No. 43R (Revised) - Loan-backed and Structured Securities (SSAP 43R). Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in NAIC Statement of Statutory Accounting Principles SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes nonadmitted assets for 100% of amounts recoverable where any agent's balance or uncollected premium has been classified as nonadmitted and thereafter for 10% of any amounts recoverable not offset by retrospective return premiums or collateral. At December 31, 2009 and 2008, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,505,393 and $1,556,749, respectively, net of non-admitted premium balances of $60,232 and $72,597, respectively.

     Net written premiums that were subject to retrospective rating features were as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

For the years ended December 31,                                   2009       2008       2007
--------------------------------                                 --------   --------   --------
Net written premiums subject to retrospectively rated premiums   $526,445   $648,672   $811,018
Percentage of total net written premiums                              8.3%       9.5%      10.6%

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

     In accordance with SSAP No. 78, Multiple Peril Crop Insurance (SSAP 78), the Company elected to compute the unearned premium reserve associated with the Multiple Peril Crop Insurance program on a daily pro rata method as the Company did not believe it could demonstrate that the period of risk differs significantly from the contract period. The Company reduced its loss expenses for expense payments associated with catastrophe coverage by $159 and $219 in 2009 and 2008, respectively. The Company reduced its other underwriting expenses for expense payments associated with buy-up coverage by $21,973 and $400 in 2009 and 2008, respectively.

     Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     as a reduction of the related acquisition cost.

     Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the balance sheet. Gains or losses are recognized in the Statement of Income as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

     Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by NY SAP; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) provided by the reinsurer meet all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

     High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2009 and 2008, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,608,545 and $3,613,086, respectively.

     The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2009 and 2008, the net amount billed and recoverable on paid claims was $44,670 and $64,016, respectively, of which $32,283 and $40,854, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

     Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company accounts for its participation in the business of the Association by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the statements of income its participation in the results of underwriting and investment income; and,
     (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

     Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

     Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $2,383,737 and $2,263,861, as of December 31, 2009 and 2008,
     respectively. As of December 31, 2009 and 2008, the Company's tabular discount amounted to $240,933 and $263,886, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by NY SAP. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,383,737 and $2,263,861 as of December 31, 2009 and 2008, respectively. As of December 31, 2009 and 2008, the Company's non-tabular discount amounted to $416,993 and $327,771, respectively, all of which were applied against the Company's case reserves.

     Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

     Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

     Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

     Non-Admitted Assets: Certain assets, principally electronic data processing
     (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York's requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2009 and 2008, depreciation and amortization expense amounted to $22,999 and $25,260, and accumulated depreciation as of December 31, 2009 and 2008 amounted to $122,835

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     and $141,379, respectively.

     Reclassifications: Certain balances contained in the 2008 and 2007 financial statements have been reclassified to conform to the current year's presentation.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGES IN ACCOUNTING PRINCIPLES:

SSAP 43R

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 Annual Statement, net of the related tax effect:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                      Direct (Charge) or Credit
                                                                        to Unassigned Surplus
                                                                      -------------------------
Gross cumulative effect adjustment (CEA) - Net increase in the
amortized cost of loan-backed and structured securities at adoption           $(19,122)
Deferred tax on gross CEA                                                        6,693
                                                                              --------
Net cumulative effect of Change in Accounting Principle included in
the Statement of Capital and Surplus                                          $(12,429)
                                                                              ========

SSAP 10R

The Company accounted its income taxes in accordance with SSAP 10, Income Taxes. On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

In its 2009 annual filing, the Company admitted additional deferred tax assets of $272,916 as a result of the adoption of SSAP 10R. See Note 9 herein for further discussion.

Presentation of Hybrid Securities

Effective January 1, 2009, the NAIC requires that any hybrid securities meeting the NAIC's definition be reported as bonds. The NAIC defines hybrid securities as those securities whose proceeds are accorded some degree of equity treatment by one or more of the nationally recognized statistical rating organizations and/or which are recognized as regulatory capital by the issuer's primary regulatory authority. Hybrid securities are designed with characteristics of debt and of equity and are intended to provide protection to the issuer's senior note holders. Hybrid securities are sometimes referred to as capital securities.

Prior to January 1, 2009, pursuant to the NAIC's short-term reporting guidance, all hybrid securities were reported as preferred stocks, except for those hybrid securities that had specifically been classified as bonds by the Securities Valuation Office (SVO) of the NAIC. The Company reported hybrid securities totaling $72,396 and $112,000 as of December 31, 2009 and 2008, respectively. This change had no impact to the Statements of Income and Changes in Capital and Surplus.

B. OTHER ADJUSTMENTS TO SURPLUS:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders Capital and Surplus as reported in the Company's 2008, 2007 and 2006 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in an after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors, have been reported as an adjustment to unassigned surplus as of January 1, 2009, 2008 and 2007. The impact of these adjustments on policyholder surplus as of January 1, 2009, 2008 and 2007 is as follows:

                                                                           POLICYHOLDERS   TOTAL ADMITTED      TOTAL
                                                                              SURPLUS          ASSETS       LIABILITIES
                                                                           -------------   --------------   -----------
BALANCE AT DECEMBER 31, 2008                                                $5,413,173       $25,417,968    $20,004,795
Adjustments to beginning Capital and Surplus:
   Asset realization                                                            30,679            30,679             --
   Liability correction                                                        (97,307)               --         97,307
   Federal income taxes (includes $5,044 of deemed capital contribution)        34,026            34,026             --
                                                                            ----------       -----------    -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS                       (32,602)           64,705         97,307
                                                                            ----------       -----------    -----------
BALANCE AT JANUARY 1, 2009, AS ADJUSTED                                     $5,380,571       $25,482,673    $20,102,102
                                                                            ==========       ===========    ===========

An explanation for each of the adjustments for prior period corrections is described below:

The increase in admitted assets is primarily the result of: (a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) increases to the carrying values of certain affiliates.

The increase in liabilities is primarily the result of: (a) adjustments to historical carried case and unearned premium reserves; (b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (such as: reconciliation adjustments, and insolvency/commutation write-offs).

The decrease in Federal Income taxes is primarily the result of: (a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in nonadmitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                 POLICYHOLDERS   TOTAL ADMITTED      TOTAL
                                                                     SURPLUS         ASSETS       LIABILITIES
                                                                 -------------   --------------   -----------
BALANCE AT DECEMBER 31, 2007                                      $7,296,957       $28,856,420    $21,559,463
Adjustments to beginning Capital and Surplus:
   Asset realization                                                  (9,156)           (9,156)            --
   Liability correction                                               15,525                --        (15,525)
   Federal income taxes, net of capital adjustments of $58,700        (5,434)           (5,434)            --
                                                                  ----------       -----------    -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS                 935           (14,590)       (15,525)
                                                                  ----------       -----------    -----------
BALANCE AT JANUARY 1, 2008, AS ADJUSTED                           $7,297,892       $28,841,830    $21,543,938
                                                                  ==========       ===========    ===========

An explanation for each of the adjustments for prior period corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Liability correction: The Company determined that certain inter company balances relating to American Home's Japan Branch were unsupported.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above.

                                                           POLICYHOLDERS   TOTAL ADMITTED      TOTAL
                                                              SURPLUS          ASSETS       LIABILITIES
                                                           -------------   --------------   ------------
BALANCE AT DECEMBER 31, 2006                                $6,211,853      $28,409,596      $22,197,743
Adjustments to beginning Capital and Surplus:
   Federal income taxes                                        (79,156)         (79,156)              --
   Goodwill                                                      2,146            2,146               --
   Asset admissibility                                           5,841            5,841               --
   Expense recognition                                          14,637               --          (14,637)
                                                            ----------      -----------      -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS       (56,532)         (71,169)         (14,637)
                                                            ----------      -----------      -----------
BALANCE AT JANUARY 1, 2007, AS ADJUSTED                     $6,155,321      $28,338,427      $22,183,106
                                                            ==========      ===========      ===========

An explanation for each of the adjustments for prior period corrections is described below:

Asset admissibility: The Company determined that certain receivables for high deductible policies and other assets should have been admitted.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

Goodwill: Correction of the amortization of goodwill.

Expense recognition: The Company determined that certain revisions to commissions expense related to certain accident and health contracts were needed.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to (i) the appropriate characterization as a settlement of an intercompany balance impacting unassigned surplus rather than a capital contribution with no impact to total capital and surplus; (ii) an increase in provisions for potential tax exposures; and (iii) corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company resulting in no impact in the table above.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2009 and 2008.

                                               2009                       2008
                                     -------------------------   -------------------------
                                       CARRYING     STATUTORY      CARRYING     STATUTORY
                                        AMOUNT      FAIR VALUE      AMOUNT      FAIR VALUE
                                     -----------   -----------   -----------   -----------
Assets:
   Bonds                             $16,002,641   $16,447,457   $13,907,986   $13,274,193
   Common stocks                       1,031,425     1,031,425     2,064,755     2,064,755
   Preferred stocks                      121,584       121,933       138,025       138,025
   Other invested assets               1,382,807     1,382,807     1,555,659     1,555,659
   Cash and short-term investments     1,387,729     1,387,729     1,076,759     1,076,759
   Receivable for securities               1,582         1,582         1,711         1,711
   Equities in underwriting pools
      and associations                   581,017       581,017       699,244       699,244
Liabilities:
   Collateral deposit liability      $   417,834   $   417,834   $   318,127   $   318,127

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

     - The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arms length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

     - The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

     - Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

     - The carrying value of all other financial instruments approximates fair value.

The amortized cost and market values of the Company's bond investments as of December 31, 2009 and 2008 are outlined in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                                    GROSS        GROSS
                                                                    AMORTIZED    UNREALIZED   UNREALIZED      MARKET
                                                                       COST         GAINS       LOSSES         VALUE
                                                                   -----------   ----------   ----------   -----------
AS OF DECEMBER 31, 2009
   U.S. governments                                                $   540,549    $  3,443     $  7,737    $   536,255
   All other governments                                               489,169      10,356        2,997        496,528
   States, territories and possessions                               2,315,485     128,208       13,486      2,430,207
   Political subdivisions of states, territories and possessions     3,090,767     133,226        5,565      3,218,428
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and
      authorities and their political subdivisions                   7,893,035     261,797       50,132      8,104,700
   Hybrid securities                                                    76,728          70        4,402         72,396
   Industrial and miscellaneous                                      1,596,908      20,397       28,362      1,588,943
                                                                   -----------    --------     --------    -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2009                         $16,002,641    $557,497     $112,681    $16,447,457
                                                                   ===========    ========     ========    ===========
AS OF DECEMBER 31, 2008
   U.S. governments                                                $   342,814    $ 17,532     $    857    $   359,489
   All other governments                                               237,743       5,372           71        243,044
   States, territories and possessions                               2,477,551      62,833       65,735      2,474,649
   Political subdivisions of states, territories and possessions     2,937,737      51,776       68,565      2,920,948
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and
      authorities and their political subdivisions                   6,841,572      81,971      442,673      6,480,870
   Hybrid securities                                                   117,650          18        5,668        112,000
   Public utilities                                                     37,551         490           --         38,041
   Industrial and miscellaneous                                        915,368       4,936      275,152        645,152
                                                                   -----------    --------     --------    -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2008                         $13,907,986    $224,928     $858,721    $13,274,193
                                                                   ===========    ========     ========    ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The amortized cost and market values of bonds at December 31, 2009, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                          AMORTIZED       MARKET
                                             COST         VALUE
                                         -----------   -----------
Due in one year or less                  $    80,365   $    82,322
Due after one year through five years      1,944,951     2,009,077
Due after five years through ten years     3,618,623     3,754,341
Due after ten years                        9,225,715     9,480,712
Structured securities                      1,132,987     1,121,005
                                         -----------   -----------
   TOTAL BONDS                           $16,002,641   $16,447,457
                                         ===========   ===========

Proceeds from sales and gross realized gains and gross realized losses were as follows:

FOR THE YEARS ENDED DECEMBER 31,            2009                       2008                      2007
--------------------------------   -----------------------   -----------------------   -----------------------
                                                  EQUITY                    EQUITY                    EQUITY
                                      BONDS     SECURITIES      BONDS     SECURITIES      BONDS     SECURITIES
                                   ----------   ----------   ----------   ----------   ----------   ----------
Proceeds from sales                $3,921,920   $1,636,318   $6,117,426   $2,755,122   $4,142,868   $2,980,634
Gross realized gains                   36,760      628,427       80,829      255,843       83,609      191,600
Gross realized losses                  46,196      225,886      125,139      487,333       17,451      151,981

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The cost or amortized cost and market value of the Company's common and preferred stocks as of December 31, 2009 and 2008 are set forth in the table below:

                                          DECEMBER 31, 2009
                    -------------------------------------------------------------
                     COST OR       GROSS        GROSS
                    AMORTIZED   UNREALIZED   UNREALIZED     MARKET      CARRYING
                       COST        GAINS       LOSSES        VALUE        VALUE
                    ---------   ----------   ----------   ----------   ----------
Common stocks:
   Affiliated        $183,313    $  9,594     $ 55,546    $  137,361   $  137,361
   Non-affiliated     403,196     535,657       44,789       894,064      894,064
                     --------    --------     --------    ----------   ----------
      TOTAL          $586,509    $545,251     $100,335    $1,031,425   $1,031,425
                     ========    ========     ========    ==========   ==========
Preferred stocks:
   Non-affiliated    $107,923    $ 14,066     $     55    $  121,933   $  121,584
                     --------    --------     --------    ----------   ----------
      TOTAL          $107,923    $ 14,066     $     55    $  121,933   $  121,584
                     ========    ========     ========    ==========   ==========

                                           DECEMBER 31, 2008
                    --------------------------------------------------------------
                      COST OR       GROSS       GROSS
                     AMORTIZED   UNREALIZED   UNREALIZED     MARKET      CARRYING
                       COST         GAINS       LOSSES        VALUE        VALUE
                    ----------   ----------   ----------   ----------   ----------
Common stocks:
   Affiliated       $  494,547   $  981,812    $130,781    $1,345,578   $1,345,578
   Non-affiliated      784,440       86,171     151,434       719,177      719,177
                    ----------   ----------    --------    ----------   ----------
      TOTAL         $1,278,987   $1,067,983    $282,215    $2,064,755   $2,064,755
                    ==========   ==========    ========    ==========   ==========
Preferred stocks:
   Non-affiliated   $  160,145   $    1,878    $ 23,998    $  138,025   $  138,025
                    ----------   ----------    --------    ----------   ----------
      TOTAL         $  160,145   $    1,878    $ 23,998    $  138,025   $  138,025
                    ==========   ==========    ========    ==========   ==========

The Company held no derivative investment as of December 31, 2009.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2009 and 2008 is set forth in the table below:

                                                                          GREATER
                                            12 MONTHS OR LESS          THAN 12 MONTHS               TOTAL
                                         -----------------------   ---------------------   -----------------------
                                            FAIR      UNREALIZED     FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE       LOSSES       VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------   --------   ----------   ----------   ----------
As of December 31, 2009:
   U. S. governments                     $  459,676    $  7,737    $     --     $    --    $  459,676    $  7,737
   All other governments                    101,140         635      35,900       2,362       137,040       2,997
   States, territories and possessions      207,104       6,894      62,643       6,592       269,747      13,486
   Political subdivisions of states,
      territories and possessions           236,002       5,065      15,884         500       251,886       5,565
   Special revenue                          895,012      15,437     596,657      34,695     1,491,669      50,132
   Hybrid securities                         21,811       4,402          --          --        21,811       4,402
   Industrial and miscellaneous             284,987      27,845         660         517       285,647      28,362
                                         ----------    --------    --------     -------    ----------    --------
   TOTAL BONDS                            2,205,732      68,015     711,744      44,666     2,917,476     112,681
                                         ----------    --------    --------     -------    ----------    --------
   Affiliated                                79,958      44,519      24,300      11,027       104,258      55,546
   Non-affiliated                            72,640      19,952      66,442      24,837       139,082      44,789
                                         ----------    --------    --------     -------    ----------    --------
   Common stock                             152,598      64,471      90,742      35,864       243,340     100,335
                                         ----------    --------    --------     -------    ----------    --------
   Preferred stock                           11,739          55          --          --        11,739          55
                                         ----------    --------    --------     -------    ----------    --------
   TOTAL STOCKS                             164,337      64,526      90,742      35,864       255,079     100,390
                                         ----------    --------    --------     -------    ----------    --------
   TOTAL BONDS AND STOCKS                $2,370,069    $132,541    $802,486     $80,530    $3,172,555    $213,071
                                         ==========    ========    ========     =======    ==========    ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                            12 MONTHS OR LESS       GREATER THAN 12 MONTHS            TOTAL
                                         -----------------------   -----------------------   -----------------------
                                            FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
       DESCRIPTION OF SECURITIES            VALUE       LOSSES        VALUE       LOSSES        VALUE       LOSSES
       -------------------------         ----------   ----------   ----------   ----------   ----------   ----------
As of December 31, 2008:
   U. S. governments                     $   70,176    $    857    $       --    $     --    $   70,176   $      857
   All other governments                      3,084          71            --          --         3,084           71
   States, territories and possessions      889,564      53,490       107,537      12,245       997,101       65,735
   Political subdivisions of states,
      territories and possessions         1,701,805      61,935       109,475       6,630     1,811,280       68,565
   Special revenue                        3,548,004     235,961       883,394     206,712     4,431,398      442,673
   Industrial and miscellaneous             320,499     218,513       116,324      62,307       436,823      280,820
                                         ----------    --------    ----------    --------    ----------   ----------
   TOTAL BONDS                            6,533,132     570,827     1,216,730     287,894     7,749,862      858,721
                                         ----------    --------    ----------    --------    ----------   ----------
   Affiliated                                    --         408       129,959     130,373       129,959      130,781
   Non-affiliated                           382,359     142,256         8,227       9,178       390,586      151,434
                                         ----------    --------    ----------    --------    ----------   ----------
   Common stock                             382,359     142,664       138,186     139,551       520,545      282,215
                                         ----------    --------    ----------    --------    ----------   ----------
   Preferred Stock                           87,082      20,966            --       3,033        87,082       23,999
                                         ----------    --------    ----------    --------    ----------   ----------
   TOTAL STOCKS                             469,441     163,630       138,186     142,584       607,627      306,214
                                         ----------    --------    ----------    --------    ----------   ----------
   TOTAL BONDS AND STOCKS                $7,002,573    $734,457    $1,354,916    $430,478    $8,357,489   $1,164,935
                                         ==========    ========    ==========    ========    ==========   ==========

As of December 31, 2009 and 2008, the Company does not intend to sell these securities.

The Company reported write-downs on its bond investments due to OTTI in fair value of $38,733, $28,758 and $14,097 in 2009, 2008 and 2007, respectively and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $38,827, $437,833 and $16,271 during 2009, 2008 and 2007, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

During 2009, 2008 and 2007, the Company reported the following write-downs on its joint venture and partnership investments due to OTTI in fair value:

FOR THE YEARS ENDED DECEMBER 31,                 2009      2008      2007
--------------------------------               --------   ------   -------
AIG Black Sea Holding, L.P. (BTC Investment)   $ 57,728   $   --   $    --
AIG Private Equity Portfolio, L.P.                3,542       --        --
Arrowpath Fund II, L.P.                           4,973       --        --
Blackstone Kalix Fund L.P.                        3,179       --        --
Brencourt Multi-Strategy, L.P.                    3,899       --        --
Capvest Equity Partners, L.P.                    13,372       --        --
Electra European Fund II                         17,266       --     2,619
J.C. Flowers Fund II, L.P.                       20,286       --     6,017
Meritage Private Equity Fund, L.P.                1,239       --        --
Valueact Capital Partners III                     8,811       --        --
AZ Auto Hldgs LLC                                 4,102       --        --
Valueact Capital Partners                            --    2,270        --
Spencer Capital Opportunity Fund LLP                 --    1,213        --
ATV VI                                               --       --     1,604
TH Lee Putnam                                        --       --     1,000
Morgan Stanley III                                   --       --     1,032
Items less than $1.0 million                      2,255    2,380     1,820
                                               --------   ------   -------
   TOTAL                                       $140,652   $5,863   $14,092
                                               ========   ======   =======

Securities carried at an amortized cost of $1,210,917 and $1,066,438 were deposited with regulatory authorities as required by law as of December 31, 2009 and 2008, respectively.

During 2009, 2008 and 2007, included in Net Investment Income Earned were investment expenses of $11,116, $8,439 and $9,607, respectively and interest expense of $9,737, $27,739 and $99,036, respectively.

In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted the standard on January 1, 2008. The Company measures at fair value on a recurring basis certain bonds (specifically, bonds and hybrid securities with NAIC ratings of 3 or lower where market is less than amortized cost), common and preferred stocks.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure the fair values. Such levels are:

     - Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities.

     - Level 2: Fair value measurements, based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

     - Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses market values for common stocks, preferred stocks and bonds with NAIC ratings of 3 or below where market value is less than amortized cost. When market values are not available, market values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement on the levels of the inputs used as of December 31, 2009 and 2008:

                                DECEMBER 31, 2009
                   ------------------------------------------
                    Level 1    Level 2   Level 3      Total
                   --------   --------   -------   ----------
Bonds              $     --   $  8,462   $37,738   $   46,200
Common stocks       880,282     13,782        --      894,064
Preferred stocks         --    117,676     2,905      120,581
                   --------   --------   -------   ----------
Total              $880,282   $139,920   $40,643   $1,060,845
                   ========   ========   =======   ==========

                                DECEMBER 31, 2008
                   ------------------------------------------
                    Level 1    Level 2   Level 3      Total
                   --------   --------   -------   ----------
Bonds              $     --   $107,099   $44,055   $  151,154
Common stocks       857,376        371     8,660      866,407
Preferred stocks        739    137,285        --      138,024
                   --------   --------   -------   ----------
Total              $858,115   $244,755   $52,715   $1,155,585
                   ========   ========   =======   ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The following table presents changes during 2009 and 2008 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2009 and 2008 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2009 and 2008.

                                   Net Realized and Unrealized
                      Balance     Gains (Losses) Included in Net    Unrealized Gains   Purchases, Sales,                Balance at
                   Beginning of   Investment Income and Realized   (Losses) Included      Issuances,       Transfers   December 31,
                       Year           Capital Gains (Losses)           in Surplus       Settlements, Net    In (Out)       2009
                   ------------   ------------------------------   -----------------   -----------------   ---------   ------------
Bonds                 $44,055                $(23,257)                   $14,459            $(5,120)        $ 7,601       $37,738
Common stocks           8,660                      --                     (1,016)                --          (7,644)           --
Preferred stocks           --                      --                       (128)                --           3,033         2,905
                      -------                --------                    -------            -------         -------       -------
Total                 $52,715                $(23,257)                   $13,315            $(5,120)        $ 2,990       $40,643
                      =======                ========                    =======            =======         =======       =======

                                   Net Realized and Unrealized
                      Balance     Gains (Losses) Included in Net    Unrealized Gains   Purchases, Sales,                Balance at
                   Beginning of   Investment Income and Realized   (Losses) Included       Issuances,      Transfers   December 31,
                       Year           Capital Gains (Losses)           in Surplus       Settlements, Net    In (Out)       2008
                   ------------   ------------------------------   -----------------   -----------------   ---------   ------------
Bonds                 $47,498                 $(155)                     $(13,034)           $(2,843)       $12,589       $44,055
Common stocks          13,295                    60                        (5,957)             1,262             --         8,660
                      -------                 -----                      --------            -------        -------       -------
Total                 $60,793                 $ (95)                     $(18,991)           $(1,581)       $12,589       $52,715
                      =======                 =====                      ========            =======        =======       =======

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

Other invested assets

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Assets measured at fair value on a non-recurring basis on which impairment charges were recorded were as follows:

                                  DECEMBER 31, 2009
                        -------------------------------------
                        Level 1   Level 2   Level 3    Total
                        -------   -------   -------   -------
Other invested assets     $--       $--     $29,323   $29,323
                          ---       ---     -------   -------
Total                     $--       $--     $29,323   $29,323
                          ===       ===     =======   =======

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                  DECEMBER 31, 2008
                        -------------------------------------
                        Level 1   Level 2   Level 3    Total
                        -------   -------   -------   -------
Other invested assets     $--       $787     $1,068   $1,855
                          ---       ----     ------   ------
Total                     $--       $787     $1,068   $1,855
                          ===       ====     ======   ======

Loan-Backed and Structured Securities:

1. At December 31, 2009, the Company had no loan-backed and structured securities with the intent to sell or that the Company does not have the intent or ability to hold to recovery.

2. At December 31, 2009, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI after adoption of SSAP 43R:

            Book/Adjusted Carrying
                Value Amortized
              Cost Before Current      Present Value of     Recognized   Amortized Cost
  Cusip           Period OTTI        Projected Cash Flows      OTTI        After OTTI     Fair Value
  -----     ----------------------   --------------------   ----------   --------------   ----------
126694A40           $   172                 $   169           $    3         $   169        $   147
23243AAB2             8,944                   8,802              142           8,802          6,487
23244JAC0             4,421                   4,414                7           4,414          3,325
251510LD3             6,534                   6,431              103           6,431          3,474
39538AAC0             3,528                   3,480               48           3,480          1,910
39538AAG1             4,286                   4,062              224           4,062            882
39538BAB0             3,594                   3,537               57           3,537          1,879
39538BAE4             4,347                   4,181              166           4,181          1,124
39538CAC6             3,564                   3,522               42           3,522          1,230
39538CAE2             4,765                   2,865            1,900           2,865          1,198
39539HAC4             3,446                   3,420               26           3,420          2,280
45254NQX8             2,428                   2,318              110           2,318          1,527
525221JH1             2,502                   2,482               20           2,482          1,627
52522RAB6             5,871                   5,771              100           5,771          4,970
52525LAQ3             6,237                   5,301              936           5,301          3,377
550279AA1             2,996                   2,967               29           2,967          1,759
57645TAA5             8,168                   8,043              125           8,043          4,449
61748JAD9             1,333                   1,307               26           1,307            823
                    -------                 -------           ------         -------        -------
                    $77,136                 $73,072           $4,064         $73,072        $42,468
                    =======                 =======           ======         =======        =======

     The Company recognized total OTTI of $49,128 for loan-backed and structured securities currently held by the Company at December 31, 2009.

3. At December 31, 2009, the Company held securities with unrealized losses (fair value is less than cost or amortized cost) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

                                              12 Months or              Greater than
                                                  Less                   12 Months                   Total
                                        -----------------------   -----------------------   -----------------------
                                                     Unrealized                Unrealized                Unrealized
Description of Securities               Fair Value     Losses     Fair Value     Losses     Fair Value     Losses
-------------------------               ----------   ----------   ----------   ----------   ----------   ----------
Loan-backed  Securities                   $39,240      $23,923       $660         $517        $39,900      $24,440
                                          -------      -------       ----         ----        -------      -------
Total temporarily impaired securities     $39,240      $23,923       $660         $517        $39,900      $24,440
                                          =======      =======       ====         ====        =======      =======

4. In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2009, 2008 and 2007 is set forth in the table below:

                                                      2009          2008          2007
                                                  -----------   -----------   -----------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR    $13,268,600   $13,732,102   $12,754,581
Incurred losses and LAE related to:
   Current accident year                            4,528,746     5,573,146     5,366,376
   Prior accident years                               939,381       (30,723)      (80,939)
                                                  -----------   -----------   -----------
      TOTAL INCURRED LOSSES AND LAE                 5,468,127     5,542,423     5,285,437
                                                  -----------   -----------   -----------
Paid losses and LAE related to:
   Current accident year                           (1,426,132)   (1,689,045)   (1,436,644)
   Prior accident years                            (3,828,094)   (4,316,880)   (2,871,272)
                                                  -----------   -----------   -----------
      TOTAL PAID LOSSES AND LAE                    (5,254,226)   (6,005,925)   (4,307,916)
                                                  -----------   -----------   -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,   $13,482,501   $13,268,600   $13,732,102
                                                  ===========   ===========   ===========

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher than expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of the discount. Favorable development on Directors & Officers liability and other classes of business offset adverse development on the Company's Excess Casualty business. The adverse development on Excess Casualty was primarily related to accident years 2003 and prior.

In calendar year 2008, two transactions resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring (see Note 5E). The total calendar year paid losses as a result of these events were approximately $331,200 and $306,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over multiple accident years and resulted in modest beneficial development of about $21,600. In addition, in 2008, the Company recorded paid losses of $108,000 relating to one credit excess of loss assumed treaty applicable to accident year 2008. There will be no additional impact from this treaty as the full limits of the treaty have been paid. Also, the 2009 paid losses and LAE reflect the commutation of the 21st Century Personal

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

Auto Group. See Note 5E for further details.

In 2007, there was adverse development related to accident years 2003 and prior, offset by favorable development from accident years 2004 through 2006. The favorable developments for accident years 2004 through 2006 were spread across many classes of business. The adverse development from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business.

As of December 31, 2009, 2008 and 2007, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $166,812, $178,706 and $199,953, respectively.

As of December 31, 2009, 2008 and 2007, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,336,235, $5,340,598 and $5,987,568, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2009, 2008 and 2007, gross and net of reinsurance credits, are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                     ASBESTOS LOSSES                 ENVIRONMENTAL LOSSES
                                           ----------------------------------   ------------------------------
                                              2009        2008        2007        2009       2008       2007
                                           ---------   ---------   ----------   --------   --------   --------
Direct:
Loss and LAE reserves, beginning of year   $ 905,282   $ 983,031   $1,098,137   $105,450   $137,135   $178,384
   Incurred losses and LAE                   175,575      98,429       34,757     (3,738)   (13,665)      (468)
   Calendar year paid losses and LAE        (190,209)   (176,178)    (149,863)   (13,162)   (18,020)   (40,781)
                                           ---------   ---------   ----------   --------   --------   --------
LOSS AND LAE RESERVES, END OF YEAR         $ 890,648   $ 905,282   $  983,031   $ 88,550   $105,450   $137,135
                                           =========   =========   ==========   ========   ========   ========
Assumed:
Loss and LAE reserves, beginning of year   $  86,375   $  89,655   $   97,344   $  5,077   $  5,933   $  4,948
   Incurred losses and LAE                    (1,517)     12,578        5,160        856       (735)     1,386
   Calendar year paid losses and LAE           1,099     (15,858)     (12,849)      (189)      (121)      (401)
                                           ---------   ---------   ----------   --------   --------   --------
LOSS AND LAE RESERVES, END OF YEAR         $  85,957   $  86,375   $   89,655   $  5,744   $  5,077   $  5,933
                                           =========   =========   ==========   ========   ========   ========
Net of reinsurance:
Loss and LAE reserves, beginning of year   $ 414,790   $ 464,090   $  533,105   $ 57,647   $ 71,628   $ 92,210
   Incurred losses and LAE                    54,172      27,666       10,155      1,800         32      1,691
   Calendar year paid losses and LAE         (75,705)    (76,966)     (79,170)   (10,686)   (14,013)   (22,273)
                                           ---------   ---------   ----------   --------   --------   --------
LOSS AND LAE RESERVES, END OF YEAR         $ 393,257   $ 414,790   $  464,090   $ 48,761   $ 57,647   $ 71,628
                                           =========   =========   ==========   ========   ========   ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                         ASBESTOS LOSSES              ENVIRONMENTAL LOSSES
                                 ------------------------------   ---------------------------
                                   2009       2008       2007       2009      2008      2007
                                 --------   --------   --------   -------   -------   -------
Direct basis                     $503,724   $524,100   $619,127   $29,091   $39,611   $56,093
Assumed reinsurance basis          41,926     37,560     44,945       520        96     1,191
Net of ceded reinsurance basis    221,716    238,704    296,910    14,070    19,081    25,942

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                       ASBESTOS LOSSES             ENVIRONMENTAL LOSSES
                                 ---------------------------   ---------------------------
                                   2009      2008      2007      2009      2008      2007
                                 -------   -------   -------   -------   -------   -------
Direct basis                     $55,969   $58,233   $68,792   $12,468   $16,976   $24,040
Assumed reinsurance basis          7,009     7,124     6,570       164       109       351
Net of ceded reinsurance basis    26,985    29,473    34,565     5,971     8,245    10,958

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2009 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

NOTE 5 - RELATED PARTY TRANSACTIONS

A.   NATIONAL UNION INTER-COMPANY POOLING AGREEMENT

     The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     The Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in Note 1.

     Effective January 1, 2008 AIU Insurance Company's (AIUI) percentage in the Commercial Pool was reduced from 1% to 0% and C&I's participation was revised retroactively to 11% from 10%. Cessions from AIUI to the Commercial Pool will be run off. AIUI was relieved of any and all corresponding liabilities related to its 1% participation.

B.   CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

     AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On annual basis the Association files audited financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by the Company's Japan branch which is not subject to the National Union inter-company pooling agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                                        PARTICIPATION
                                                                           INITIAL         PERCENT
                                                             NAIC CO.   PARTICIPATION    SPECIFIC TO
MEMBER COMPANY                                                 CODE        PERCENT       JAPAN RISK
--------------                                               --------   -------------   -------------
Chartis Overseas Limited                                          --        67.0%           85.0%
Commercial Pool member companies, as follows:                     --        33.0%           15.0%
   New Hampshire Insurance Company                             23841        12.0%           10.0%
   National Union Fire Insurance Company of Pittsburgh, Pa.    19445        11.0%            5.0%
   American Home Assurance Company                             19380        10.0%            0.0%

In accordance with the National Union inter-company pooling agreement, the Commercial Pool member companies' participation in the Association is pooled among all Commercial Pool members proportional to their participation in the Commercial Pool. The Company's participation in the Association after the application of its participation in the National Union inter-company pooling agreement has been presented in the accompanying financial statements as follows:

AS OF DECEMBER 31,                                   2009        2008
------------------                                ---------   ---------
Assumed reinsurance receivable                    $  22,795   $  36,798
Funds held by ceding reinsurers                       8,204       6,821
Reinsurance recoverable                              34,838      26,961
Equities in underwriting pools and associations     581,017     699,244
                                                  ---------   ---------
TOTAL ASSETS                                      $ 646,854   $ 769,824
                                                  ---------   ---------
Loss and LAE reserves                               491,833     548,564
Unearned premium reserves                           224,644     240,933
Funds held                                           14,524      15,031
Ceded balances payable                               61,413      75,043
Retroactive reinsurance                                (132)       (132)
Assumed reinsurance payable                          10,386      25,472
                                                  ---------   ---------
TOTAL LIABILITIES                                 $ 802,668   $ 904,911
                                                  ---------   ---------
TOTAL SURPLUS                                     $(155,814)  $(135,087)
                                                  =========   =========

As of December 31, 2009, the Association reported an asset of $2.3 billion representing the value of subsidiaries and affiliated entities (SCAs), of which Chartis Europe S.A. represented $1.9 billion and Chartis UK Holdings represented $338 million, respectively.

While the New York Insurance Department is not the domiciliary jurisdiction for the Association, the Department

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     did not object to the Association's request allowing the valuation of Chartis UK Holdings to be based on audits of underlying entities in 2009.

     The Company's interest in the SCAs reported by the Association is consistent with its participation in the Association and the National Union inter-company pooling agreement and was $275 million as of December 31, 2009, which has been reported by the Company as a component Equities in Underwriting Pools and Associations.

C.   GUARANTEE ARRANGEMENTS

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) whereby the guaranteed companies fail to make payments under the policies of insurance (including guaranteed investment contracts and funding agreements) they have issued. The guarantees will remain in effect until terminated by the Company. The Company has the unilateral right to terminate the guarantees effective thirty (30) days after publication of a notice to terminate in the Wall Street Journal.

     The guarantees are not expected to have a material effect upon the Company's surplus. The Company believes that the likelihood of a payment under any of the guarantees is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The guarantees that were in effect as of December 31, 2009 are included in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                         DATE       DATE     POLICYHOLDER'S    INVESTED    ESTIMATED  POLICYHOLDER'S
GUARANTEED COMPANY                                      ISSUED   TERMINATED   OBLIGATIONS @    ASSETS @       LOSS        SURPLUS
------------------                                     --------  ----------  --------------  ------------  ---------  --------------
AIG Advantage Insurance Company               ***      12/15/97   08/31/09    $     42,763   $     25,907     $--       $    23,821
AIG Edison Life Insurance Company                      08/29/03                 23,067,815     24,634,406      --         2,376,869
Chartis Europe, S.A. (f/k/a AIG Europe S.A.)  **       09/15/98                  5,908,063      4,045,169      --         3,165,580
AIG Europe (Netherlands) N.V.                 **       09/20/04   02/28/10              --        524,842      --           606,942
AIG Hawaii Insurance Company, Inc.            ***      11/05/97   08/31/09          45,207         83,434      --            63,827
AIG Mexico Seguros Interamericana, S.A. de
   C.V.                                       **       12/15/97                    290,575         75,489      --            54,113
SunAmerica Annuity and Life Assurance
   Company                                    *        01/04/99   12/29/06      18,484,406     18,800,227      --           650,346
Landmark Insurance Company, Ltd (UK)          *        03/02/98   11/30/07         212,084      4,255,579      --         1,881,367
American General Life Insurance Company                03/03/03   12/29/06      31,101,030     35,598,876      --         5,947,182
American General Life and Accident Insurance
   Company                                             03/03/03                  8,447,699      9,024,223      --           675,741
American International Insurance Company      ***      11/05/97   08/31/09         363,976      1,036,503      --           461,292
American International Insurance Company of
   California, Inc.                           ***      12/15/97   08/31/09         142,101         23,271      --            24,668
American International Insurance Company of
   New Jersey                                 ***      12/15/97   08/31/09          45,733         36,907      --            34,399
First SunAmerica Life Insurance Company       *        01/04/99   01/31/08       4,959,942      8,693,009      --           772,623
Lloyd's Syndicate 1414 (Ascot Corporate
   Name)                                      **  +    01/20/05   10/31/07         334,056        897,820      --           243,998
SunAmerica Life Insurance Company             *        01/04/99   12/29/06      11,395,913     16,916,592      --         4,017,975
The United States Life Insurance Company in
   the City of NY                                 ++   03/03/03   04/30/10       5,393,222      4,953,651      --           484,931
The Variable Annuity Life Insurance Company            03/03/03   12/29/06      46,779,349     55,578,672      --         3,622,126
American Home do Brasil S.A.                  **       08/05/98   10/31/07              --            561      --               637
American International Assurance Co
   (Australia) Ltd                                     11/01/02                    368,586        741,328      --            98,686
                                                                              ------------   ------------     ---       -----------
   TOTAL                                                                      $157,382,520   $185,946,466     $--       $25,207,123
                                                                              ============   ============     ===       ===========

*    The guaranteed company is also backed by a support agreement issued by AIG.

**   Policyholders' surplus is based on local GAAP financial statements.

*** Formerly part of AIG's U.S. personal auto group, sold on July 1, 2009 to Farmers Group, Inc. a subsidiary of Zurich Financial Services Group (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to the Company's obligations under this guarantee.

+ Guarantees issued on December 15, 2004 and January 20, 2005 were terminated on October 31, 2007. Guarantee issued on November 1, 2002 was terminated on September 30, 2008.

++   This guarantee will terminate as to policies written after April 30, 2010.

@ Policyholder's Obligations and Invested Assets includes separate account liabilities and separate account assets, respectively.

     The Company does not believe that the events of AIG discussed in Notes 13 and 14 will increase the likelihood that the guarantees will be materially impacted.

D.   INVESTMENTS IN AFFILIATES

     As of December 31, 2009 and 2008, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows. The 2009 and 2008 balances are net of $0 and $0 respectively of non-admitted balances.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                                  CARRYING      CHANGE IN
                                                     AFFILIATE                    VALUE AT       CARRYING
                                                     OWNERSHIP   ACTUAL COST    DECEMBER 31,      VALUE
AFFILIATED COMMON STOCK INVESTMENTS                   PERCENT        2009           2009           2009
-----------------------------------                  ---------   -----------    ------------   -----------
21st Century Insurance Group                   (b)       0.0%      $     --       $     --     $  (117,912)
AIG Hawaii Insurance Company, Inc.             (b)       0.0%            --             --         (64,060)
AIG Mexico Industrial, L.L.C.                           49.0%         8,932         10,387           1,604
AIG Non Life Holding Company (Japan), Inc.             100.0%       124,477         79,958         (47,821)
American International Realty Corporation               31.5%        14,169         20,624         (29,913)
Eastgreen, Inc.                                         13.8%        12,804          9,927             (37)
AIU Brasil Affiliate                                   100.0%           408          2,092           2,092
Fuji Fire and Marine Insurance Company                   2.8%        17,078         12,180          (7,271)
Pine Street Real Estate Holdings Corporation            31.5%         5,445          2,193             110
Transatlantic Holdings, Inc.                   (a)       0.0%            --             --        (945,009)
                                                                   --------       --------     -----------
   TOTAL COMMON STOCKS-- AFFILIATES                                $183,313       $137,361     $(1,208,217)
                                                                   ========       ========     ===========

(a) As referenced in Note 5E, Transatlantic Holdings, Inc. has been reported as an unaffiliated investment in this financial statement.

(b) As referenced in Note 5E, the Company sold its ownership in 21st Century and AIG Hawaii to Farmers Group, Inc.

                                                                           CARRYING     CHANGE IN
                                               AFFILIATE                   VALUE AT      CARRYING
                                               OWNERSHIP   ACTUAL COST   DECEMBER 31,     VALUE
AFFILIATED COMMON STOCK INVESTMENTS             PERCENT        2008          2008          2008
-----------------------------------            ---------   -----------   ------------   ---------
21st Century Insurance Group                      16.4%      $238,948     $  117,912    $   9,946
AIG Hawaii Insurance Company, Inc.               100.0%        10,000         64,060         (687)
AIG Mexico Industrial, L.L.C.                     49.0%         8,725          8,783         (176)
AIG Non Life Holding Company (Japan), Inc.       100.0%       124,477        127,779     (117,378)
American International Insurance Company           0.0%            --             --      (91,791)
American International Realty Corporation         31.5%        37,771         50,537          114
Eastgreen, Inc.                                   13.8%        12,804          9,964          (27)
Fuji Fire and Marine Insurance Company             2.8%        22,309         19,451       19,451
Pine Street Real Estate Holdings Corporation      31.5%         5,445          2,083        2,083
Transatlantic Holdings, Inc.                      33.2%        34,068        945,009     (281,749)
                                                             --------     ----------    ---------
   TOTAL COMMON STOCKS - AFFILIATES                          $494,547     $1,345,578    $(460,214)
                                                             ========     ==========    =========

     Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see
     Note 1).

     The remaining equity interest in these investments, except for Transatlantic Holdings, Inc. and Fuji Fire and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     Marine Insurance Company, are owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

     The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2009 and 2008, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $908,367 and $959,265, respectively.

E.   RESTRUCTURING

     DOMESTIC OPERATIONS

     On June 10, 2009, the Company sold 12,826 shares of Transatlantic Holdings, Inc. (TRH) for $470,341 and recorded a realized gain of $450,511. As of December 31, 2009, the Company continues to own 9,193 common shares of TRH, representing approximately 13.9% of TRH's common shares issued, which were sold in March 2010 (Refer to Note 14). The Company had previously owned 33.2% of TRH. In addition, the Company recorded a capital contribution of $75,923 pursuant to the terms of a make whole agreement between the Company and AIG, whereby AIG agreed to contribute capital to the Company in an amount equal to the difference between the statutory carrying value of TRH and the consideration received by the Company for the sale of its shares. The Company also received a deemed contribution of approximately $157,679 pursuant to the Tax Sharing Agreement (Agreement) in connection with this sale. The Agreement provides that AIG will reimburse the Company for any current tax liabilities arising from the sale of an operating subsidiary during the term of the Credit Facility, except amounts required to be remitted as Net Cash Proceeds, as defined in the Credit Facility. The Department issued a determination of non-control ruling relative to the Company's ownership of TRH. Accordingly, the Company's investment in TRH common stock has been reported as an unaffiliated investment in this financial statement and has been reported at fair value in accordance with SSAP No. 30, Investments in Common Stock.

     Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S. Inc. as consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S. Inc. not subject to this sale ("Chartis U.S. Inc. companies"). The PCG business written by Chartis U.S. Inc. companies was ceded 100% to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50% quota share to National Union. The Commercial Pool members participated in this business assumed by National Union at their stated pool percentages.

     In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S. Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          1. The quota share reinsurance agreement between National Union and AIIC under which AIIC ceded 50% of the net business of the Personal Lines Pool to National Union was commuted as of June 30, 2009.

          2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to National Union under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

          3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S. Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

     Following these transactions the Chartis U.S. Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $293.3 million.

     The Chartis U.S. Inc. companies which owned 21st Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S. Inc. companies going forward. Additionally, capital contributions were received by the owners of 21st Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was dividend income of $79.7 million and a capital contribution of $27.9 million.

     Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., the Company received $182.6 million of the $1.7 billion of proceeds received by the Chartis U.S. Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $14.5 million.

     AMERICAN HOME CANADIAN BRANCH NOVATION

     Effective November 1, 2008, the American Home Canadian Branch (the Branch) entered into an assumption reinsurance and asset purchase agreement with Chartis Insurance Company of Canada, (formerly AIG Commercial Insurance Company of Canada), under which the existing and inforce policies of insurance issued by the Branch were novated to Chartis Insurance Company of Canada. Subsequent to the transfer, the Branch ceased operations and is in the process of being dissolved. The transaction has been accounted for at fair value in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (SSAP 25) as it qualifies as an "economic transaction". The fair value of the liabilities assumed by Chartis Insurance Company of Canada are approximately $2,146,053. In connection with Chartis Insurance Company of Canada's assumption of such liabilities, the Branch transferred assets at fair value that, in total, equal the obligations assumed by Chartis Insurance Company of Canada less a balance representing intangible assets of approximately $75,693 which are being deferred and will be amortized over a 10 year period and netted within the Company's other assets. The release of the liabilities and the transfer of the investments to Chartis Insurance Company of Canada by the Branch have been accounted for in the Company's Statement of Cash Flows as benefit and loss related payments of $331,200 and proceeds from investments sold, matured or repaid, respectively, resulting in these cash flow line items increasing by $1,225,013. The following table summarizes the pre-tax gain recognized by the Company as a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     result of this transaction:

Description                                                         Amount
-----------                                                       ---------
Loss from investments included in realized capital gains/losses   $(210,868)
Underwriting gain                                                    13,762
Other income (ceding commission)                                     14,276
Gain relating to foreign exchange included in other income          371,741
                                                                  ---------
Net pre-tax gain                                                  $ 188,911
                                                                  =========

     In relation to and prior to this transaction, Chartis U.S. Inc. contributed capital to Chartis Insurance Company of Canada in the amount of approximately $964,000. Chartis U.S. Inc. obtained such funding via dividends paid by the following entities:

Company                                                    Dividend
-------                                                    --------
National Union Fire Insurance Company of Pittsburgh, Pa.   $299,000
American Home Assurance Company                             170,000
Commerce and Industry Insurance Company                     103,000
Chartis Property Casualty Company                           103,000
The Insurance Company of the State of Pennsylvania          122,000
New Hampshire Insurance Company                             167,000

     During the fourth quarter of 2008 and subsequent to this transaction, the Branch repatriated its remaining net assets of $921,000 to the Company. The Company subsequently utilized $691,000 of this repatriated amount to pay a dividend to Chartis U.S. Inc. of $691,000. Subsequently, Chartis U.S. Inc. contributed such funds to the following entities in consideration for the dividends paid to originally fund the transaction:

                                                              Capital
Company                                                    Contribution
-------                                                    ------------
National Union Fire Insurance Company of Pittsburgh, Pa.     $299,000
Chartis Property Casualty Company                             103,000
The Insurance Company of the State of Pennsylvania            122,000
New Hampshire Insurance Company                               167,000

     FOREIGN OPERATIONS RESTRUCTURING

     UK Restructure & Part VII

     In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transfer was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK. The results of the UK branch had been previously

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     reported through the Company's participation in the Association. The Association reports on a fiscal year ending on November 30th. Although the Company's fiscal year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in the Association based on the Association's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, recorded the effects of this transaction in its 2008 statutory financial statements.

     Amended Corporate Structure

     In 2007, to support the legal realignment of its UK operations, AIUO Ltd incorporated the intermediate holding companies AIG UK Holding Limited, AIG UK Financing Company Limited, and AIG UK Sub Holdings Limited. On November 26, 2007, AIUO Ltd transferred the shares of its wholly owned subsidiary, Landmark Insurance Company Ltd (Landmark) to AIU UK Holdings (UK Holdings) in return for share capital of UK Holdings. Landmark was then renamed AIG UK Ltd and its holding was cascaded down to AIG UK Financing Company Limited and on to AIG UK Sub Holding Company Limited in share for share exchanges on November 27 and 28, respectively. AIUO Ltd also transferred the shares in its wholly owned subsidiary, AIG Europe UK Limited to UK Holdings in exchange for the issuance of additional shares in UK Holdings. AIG Europe UK Limited was then renamed AIG UK Services Limited and its share holding was cascaded down through AIG UK Financing Company Limited, AIG UK Sub Holding company Limited and on to AIG UK Limited. Two other affiliates of the Company, AIG Europe Ireland and American International Company Ltd made cash contributions to UK Holding in exchange for share capital of UK Holdings.

     Business Transfer

     On December 1, 2007, AIG transferred all of the business written by New Hampshire Insurance Company's UK Branch to AIG UK Ltd. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business (Part VII Transaction). Prior to the transfer, the business of the UK Branch was recorded by the Company through its participation in the Association. By transferring the existing rights and future rights of the UK business, the Association members transferred the value of the business, and unrealized translation balances, to AIG UK Ltd and shares of AIG UK Ltd stock were issued to the members of the Association for fair value of the business transferred. These shares were then transferred to UK Holdings in exchange for shares in UK Holdings. New Hampshire UK Aviation business was transferred by New Hampshire directly, for shares of AIG UK Ltd stock equal to the fair value of the Aviation business transferred. Additionally, as part of the transaction several intercompany reinsurance agreements (both commutations and new contracts) were executed involving other subsidiaries of AIG. The results of the New Hampshire UK Aviation business had been previously reported through the Company's participation in the Commercial Pool.

     For US income tax purposes, the restructuring of the UK Branch qualified as a tax free reorganization. While generally tax free, certain intangible assets were recognized as taxable income upon transfer to AIG UK Ltd. pursuant to Internal Revenue Code section 367. Additionally, unrealized foreign currency gains and losses were realized upon the termination of the UK Branch. It is expected that foreign currency gains and losses offset each other for tax purposes resulting in an immaterial net number. The tax effects of the transaction reported in the Company's financial statements are disclosed below.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     During the 2008 year there were additional contributions to UK Holdings by the Association and AIUO Ltd. In aggregate, UK Holdings issued 21,448 common equity shares in exchange for all assets contributed, which included cash, intangibles and the value of the contributed entities and rights of the UK business.

     Completion of the aforementioned business transfer, including the related reinsurance transactions, resulted in the following changes to the 2008 Company's financial statements:

                                                    Investment in
                                   P VII Transfer    UK Holdings      Total
                                   --------------   -------------   ---------
Participation in the Association     $(383,080)       $(14,651)     $(397,731)
Liabilities                            446,151              --        446,151
Underwriting income                     57,634              --         57,634
Other income                             3,783              --          3,783
Net income (pre-tax)                    87,664              --         87,664
Surplus (pre-tax)                       63,071         (14,651)        48,420

F.   OTHER RELATED PARTY TRANSACTIONS

     The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2009 and 2008 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2009 and 2008 and all capital contributions and dividends.

                                                                     ASSETS RECEIVED BY      ASSETS TRANSFERRED BY
                                                                        THE COMPANY               THE COMPANY
                                                                  -----------------------   -----------------------
  DATE OF                                                         STATEMENT                 STATEMENT
TRANSACTION    EXPLANATION OF TRANSACTION     NAME OF AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
-----------   ----------------------------   ------------------   ---------   -----------   ---------   -----------
06/30/09        Capital contribution (c)     Chartis U.S., Inc.    $    948     In kind      $     --        --
06/30/09        Capital contribution (a)     Chartis U.S., Inc.      75,923       Cash             --        --
06/30/09      Capital contribution (a) (c)   Chartis U.S., Inc.     157,679     In kind            --        --
12/31/09        Capital contribution (c)     Chartis U.S., Inc.      58,930     In kind            --        --
06/30/09          Capital contribution       Chartis U.S., Inc.      15,495       Cash             --        --
07/01/09        Capital contribution (b)     Chartis U.S., Inc.      27,886     In kind            --        --
12/31/09          Capital contribution       Chartis U.S., Inc.       6,425     In kind            --        --
06/22/09          Purchases of security        National Union       573,629      Bonds        573,629       Cash
10/30/09          Purchases of security             AIGSL           133,979      Bonds        133,979       Cash
07/01/09              Sale of bonds                 AIIC            219,257       Cash        219,257      Bonds

(a) Sale of Transatlantic Holdings, Inc. (TRH) - make whole agreement and tax sharing agreement

(b)  Sale of Personal Auto Group

(c)  Capital contributions in lieu of Tax Sharing Agreement

AIGSL: AIG Security Lending

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

                                                              ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                  THE COMPANY                 THE COMPANY
                                                              ------------------        -----------------------
   DATE OF           EXPLANATION                              STATEMENT                 STATEMENT
TRANSACTION        OF TRANSACTION         NAME OF AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
-----------   ------------------------   ------------------   ---------   -----------   ---------   -----------
  02/25/08            Dividend           Chartis U.S., Inc.    $     --        --       $ 90,000        Cash
  03/31/08            Dividend           Chartis U.S., Inc.          --        --        200,000        Cash
  06/30/08          Dividend (c)         Chartis U.S., Inc.          --        --         90,813(b)   In kind
  06/30/08            Dividend           Chartis U.S., Inc.          --        --        177,425        Cash
  09/30/08          Dividend (c)         Chartis U.S., Inc.          --        --        163,395        Cash
  11/30/08          Dividend (c)         Chartis U.S., Inc.          --        --        170,000(a)     Cash
  12/29/08          Dividend (c)         Chartis U.S., Inc.          --        --        683,000(a)     Cash
  12/31/08          Dividend (c)         Chartis U.S., Inc.          --        --          8,000(a)  Securities
  08/14/08      Purchases of security          AIGSL            177,605       Cash       177,605       Bonds
  08/15/08      Purchases of security          AIGSL            144,305       Cash       144,305       Bonds
  09/30/08      Capital contribution           AIGSL                898       Cash            --         --
   Various    Capital contribution (d)   Chartis U.S., Inc.     164,719     In kind           --         --
     (1)        Capital contribution     Chartis U.S., Inc.     691,000       Cash            --         --

(1) Reported as Type 1 subsequent event at December 31, 2008. The funds were received on March 30, 2009

(a) The transfer of Company's Canadian branch to Chartis Insurance Company of Canada - Refer to Note 5E

(b)  Transfer and reorganization of AIIC - Refer to Note 5E

(c)  Extraordinary dividend - Refer to Note 11

(d)  Capital contributions in lieu of Tax Sharing Agreement

The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2009, 2008 and 2007.

In the ordinary course of business, the Company utilizes Chartis Claims, Inc., AIG Technology, Inc., and PineBridge Investment LLC (PineBridge) for data center systems, investment services, salvage and subrogation, and claims management, respectively. As of March 2010, PineBridge was sold to a third party. It will continue to manage a portion of the Company's investments. In connection with these services, the fees incurred by the Company to these affiliates during 2009, 2008 and 2007 are outlined in the table below:

FOR THE YEARS ENDED DECEMBER 31,                                     2009       2008       2007
--------------------------------                                   --------   --------   --------
Chartis Claims, Inc. (formerly AIG Domestic Claims, Inc.)          $255,941   $254,033   $243,985
AIG Technology, Inc.                                                 28,727     31,036     28,562
PineBridge Investment LLC (formerly AIG Global Investment Corp.)      6,960      6,895      7,273
                                                                   --------   --------   --------
   TOTAL                                                           $291,628   $291,964   $279,820
                                                                   ========   ========   ========

As of December 31, 2009 and 2008, short-term investments included amounts invested in the AIG Managed Money Market Fund of $1,291,310 and $228,165, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

Federal and foreign income taxes recoverable from affiliates as of December 31, 2009 and 2008 amounted to $383,766 and $406,899, respectively.

At December 31, 2009, the amount due from National Union as the lead company of the intercompany pool is $90,429.

During 2009, 2008 and 2007 the Company sold premium receivables without recourse to AI Credit Corporation (AICC) (a formerly wholly owned AIG subsidiary) and recorded losses on these transactions as follows. AICC was purchased by an unaffiliated third party during 2009 and the outstanding receivables were sold by AICC to Risk Specialists Companies Insurance Agency, Inc. The Company did not sell any additional premiums receivable balances after the sale of AICC.

AS OF DECEMBER 31,           2009      2008      2007
------------------         -------   -------   -------
Accounts receivable sold   $27,148   $71,679   $53,865
Losses recorded                639     1,842     1,605

As of December 31, 2009 and 2008, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

AS OF DECEMBER 31,                                      2009      2008
------------------                                    -------   --------
Balances with pool member companies                   $90,429   $827,061
Balances less than 0.5% of admitted assets                406      3,656
                                                      -------   --------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES   $90,835   $830,717
                                                      =======   ========
Balances with pool member companies                   $21,373   $     --
Balances less than 0.5% of admitted assets             49,295     38,999
                                                      -------   --------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES        $70,668   $ 38,999
                                                      =======   ========

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes and large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2009, 2008 and 2007, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,             2009                        2008                        2007
--------------------------------   ------------------------   -------------------------   -------------------------
                                     WRITTEN       EARNED       WRITTEN        EARNED       WRITTEN        EARNED
                                   ----------   -----------   -----------   -----------   -----------   -----------
Direct premiums                    $2,181,231   $ 2,429,839   $ 3,003,169   $ 4,553,852   $ 6,744,997   $ 7,388,935
Reinsurance premiums assumed:
   Affiliates                       7,553,633     8,250,685     9,358,318    10,173,382    11,006,993    11,024,337
   Non-affiliates                      51,887        46,888       166,239       238,591       173,756       107,304
                                   ----------   -----------   -----------   -----------   -----------   -----------
      GROSS PREMIUMS                9,786,751    10,727,412    12,527,726    14,965,825    17,925,746    18,520,576
                                   ----------   -----------   -----------   -----------   -----------   -----------
Reinsurance premiums ceded:
   Affiliates                       2,624,677     3,172,378     4,663,334     6,541,514     9,049,872     9,598,801
   Non-affiliates                   1,099,681     1,200,489     1,018,383     1,031,090     1,215,889     1,218,759
                                   ----------   -----------   -----------   -----------   -----------   -----------
      NET PREMIUMS                 $6,062,393   $ 6,354,545   $ 6,846,009   $ 7,393,221   $ 7,659,985   $ 7,703,016
                                   ==========   ===========   ===========   ===========   ===========   ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2009 and 2008 with the return of the unearned premium reserve is as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

                      ASSUMED REINSURANCE        CEDED REINSURANCE                NET
                    -----------------------   -----------------------   -----------------------
                     UNEARNED                  UNEARNED                  UNEARNED
                      PREMIUM    COMMISSION     PREMIUM    COMMISSION     PREMIUM    COMMISSION
                     RESERVES      EQUITY      RESERVES      EQUITY      RESERVES      EQUITY
                    ----------   ----------   ----------   ----------   ----------   ----------
DECEMBER 31, 2009
   Affiliates       $4,097,191    $529,996    $  887,195    $136,990    $3,209,996    $393,006
   Non-affiliates       10,657       1,378       380,113      58,692      (369,456)    (57,314)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $4,107,848    $531,374    $1,267,308    $195,682    $2,840,540    $335,692
                    ==========    ========    ==========    ========    ==========    ========
DECEMBER 31, 2008
   Affiliates       $4,747,277    $634,349    $1,416,996    $195,996    $3,330,281    $438,353
   Non-affiliates        5,651         755       480,922      66,520      (475,271)    (65,765)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $4,752,928    $635,104    $1,897,918    $262,516    $2,855,010    $372,588
                    ==========    ========    ==========    ========    ==========    ========

As of December 31, 2009 and 2008 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                     UNEARNED       PAID      RESERVES FOR
                      PREMIUM    LOSSES AND    LOSSES AND
                     RESERVES        LAE           LAE
                    ----------   ----------   ------------
DECEMBER 31, 2009
   Affiliates       $  887,195    $172,560     $12,759,773
   Non-affiliates      380,113     332,178       2,970,212
                    ----------    --------     -----------
   TOTAL            $1,267,308    $504,738     $15,729,985
                    ==========    ========     ===========
DECEMBER 31, 2008
   Affiliates       $1,416,996    $273,774     $13,650,198
   Non-affiliates      480,922     371,990       2,373,097
                    ----------    --------     -----------
   TOTAL            $1,897,918    $645,764     $16,023,295
                    ==========    ========     ===========

The Company's unsecured reinsurance recoverables as of December 31, 2009 in excess of 3.0% of its capital and surplus is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

                                                                                       NAIC CO.
REINSURER                                                                                CODE        AMOUNT
---------                                                                              --------   -----------
Affiliates:
   National Union Pool                                                                      --    $11,580,956
   AIG Global Trade and Political Risk Insurance Co.                                     10651        239,039
   AIU Insurance Company                                                                 19399        151,044
   American International Life Assurance Co. NY (US)                                     60607          4,862
   American International Reinsurance Co. Ltd                                               --        352,865
   Chartis Specialty Insurance Company (f/k/a American Int'l Specialty Lines Ins Co)     26883          6,988
   Ascot Syndicate Lloyd's 1414                                                             --          2,183
   Audubon Insurance Company                                                             19933          1,120
   Chartis Europe S.A.                                                                      --         15,859
   Chartis Insurance Company Of Canada                                                      --          5,178
   Chartis Insurance Uk Ltd                                                                 --          6,099
   Chartis Overseas Ltd. (f/k/a American International Underwriters Overseas, Ltd.)         --        477,453
   Chartis Select Insurance Company                                                      10932          3,481
   Landmark Insurance Company                                                            35637          1,072
   Lexington Insurance Company                                                           19437         18,011
   United Guaranty Insurance Company                                                     11715         37,293
   Other affiliates below $1.0 million                                                      --          3,894
                                                                                                  -----------
      TOTAL AFFILIATES                                                                            $12,907,397
                                                                                                  -----------
   Transatlantic Reinsurance Company                                                     19453        217,709
   Transatlantic Reinsurance Company                                                        --          2,554
   Putnam Reinsurance Co.                                                                35157            253
                                                                                                  -----------
         TOTAL TRANSATLANTIC GROUP                                                                $   220,516
                                                                                                  -----------
   Lloyd's                                                                                  --        203,106
   Swiss Re Group                                                                           --        248,620
                                                                                                  -----------
      TOTAL NON-AFFILIATES                                                                            672,242
                                                                                                  -----------
   TOTAL AFFILIATES AND NON-AFFILIATES                                                            $13,579,639
                                                                                                  ===========

During 2009, 2008 and 2007, the Company reported in its Statements of Income statutory losses of $10,863, $165 and $144, respectively, as a result of losses incurred from commutations with the following reinsurers:

COMPANY                                    2009    2008   2007
-------                                  -------   ----   ----
American International Reinsurance Co.   $10,284   $ --   $ --
Other reinsurers below $1 million            579    165    144
                                         -------   ----   ----
TOTAL                                    $10,863   $165   $144
                                         =======   ====   ====

As of December 31, 2009 and 2008, the Company had reinsurance recoverables on paid losses in dispute of $128,137

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

and $112,640, respectively.

During 2009, 2008 and 2007, the Company wrote off related reinsurance recoverable balances of $8,952, $(4,906) and $13,734, respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2009 and 2008, the Company's premium receivable and losses payable on assumed business are as follows:

                             2009                               AFFILIATE   NON-AFFILIATE     TOTAL
                             ----                               ---------   -------------   --------
Premiums in course of collection                                 $174,732      $25,010      $199,742
Reinsurance payable on paid loss and loss adjustment expenses     198,362       11,835       210,197

                             2008                               AFFILIATE   NON-AFFILIATE     TOTAL
                             ----                               ---------   -------------   --------
Premiums in course of collection                                 $405,981      $ 6,474      $412,455
Reinsurance payable on paid loss and loss adjustment expenses     475,797       31,590       507,387

In 2009, the primary component of the affiliated assumed reinsurance balances summarized above were due from and to Chartis Specialty Insurance Company (formerly known as American International Specialty Lines Insurance Company) and Lexington Insurance Company (LEX). In 2009, AIIC was no longer an affiliate.

In 2008, the primary components of the affiliated assumed reinsurance balances summarized above relate to reinsurance agreements with member companies of the Personal Lines Pool (AIIC) and Chartis Specialty Insurance Company (CSIC). By virtue of participation in the inter-company pooling agreement, the Company's premium receivable and losses payable on assumed reinsurance attributable to parties excluded from the Commercial Pool as of December 31, 2009 and 2008 are as follows:

                                                                       2009                 2008
                                                                -----------------   -------------------
Caption                                                           CSIC      LEX       AIIC       CSIC
-------                                                         -------   -------   --------   --------
Premiums in course of collection                                $42,721   $20,696   $108,866   $161,177
Reinsurance payable on paid loss and loss adjustment expenses    75,872    18,815    150,587    199,331

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

NOTE 7 - RETROACTIVE REINSURANCE

In 2008, the Company commuted a reinsurance treaty ceded to affiliated company American International Reinsurance Co. (AIRCO). The treaty that incepted in 1998 was accounted for as retroactive reinsurance. During 2008, the Company recorded the following changes to Reserves Transferred, Paid Losses Reimbursed or Recovered, and Special Surplus from Retroactive Reinsurance attributable to this commutation:

                                                 2008
                                               --------
Reserves transferred                           $380,610
Paid losses recovered                           336,470
Consideration received                          201,005
Special surplus from retroactive reinsurance     44,140

The Company's retroactive reinsurance reserve balances (as reinsured or as reinsurer) as of December 31, 2009 and 2008, are set forth in the table below:

                                                          2009               2008
                                                    ----------------   ----------------
REINSURER                                           ASSUMED    CEDED   ASSUMED    CEDED
---------                                           -------   ------   -------   ------
Chartis Specialty Insurance Company                  $2,796   $   --    $2,810   $   --
Commerce and Industry Insurance Company of Canada     4,174       --     4,174       --
Lyndon Property Insurance Company                        --    1,388        --    1,691
Transatlantic Reinsurance Company                        --       --        --    1,308
All other reinsurers less than $1.0 million              --      640        --    1,908
                                                     ------   ------    ------   ------
   TOTAL                                             $6,970   $2,028    $6,984   $4,907
                                                     ======   ======    ======   ======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

As of December 31, 2009 and 2008, the Company's deposit assets and liabilities were comprised of the following:

                     DEPOSIT     DEPOSIT     FUNDS HELD    FUNDS HELD
                      ASSETS   LIABILITIES     ASSETS     LIABILITIES
                     -------   -----------   ----------   -----------
DECEMBER 31, 2009:
   Direct            $   --      $ 88,466      $    --        $--
   Assumed               --        90,013       88,515         --
   Ceded              1,595            --           --         --
                     ------      --------      -------        ---
   TOTAL             $1,595      $178,479      $88,515        $--
                     ======      ========      =======        ===

                     DEPOSIT      DEPOSIT     FUNDS HELD    FUNDS HELD
                      ASSETS    LIABILITIES     ASSETS     LIABILITIES
                     -------    -----------   ----------   -----------
DECEMBER 31, 2008:
   Direct            $     --     $ 95,776      $    --      $     --
   Assumed                 --       92,527       88,515            --
   Ceded              530,085           --           --       484,067
                     --------     --------      -------      --------
   TOTAL             $530,085     $188,303      $88,515      $484,067
                     ========     ========      =======      ========

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2009 and 2008 is set forth in the table below:

                                                                         2009                      2008
                                                               -----------------------   -----------------------
                                                                DEPOSIT      DEPOSIT      DEPOSIT      DEPOSIT
                                                                 ASSETS    LIABILITIES     ASSETS    LIABILITIES
                                                               ---------   -----------   ---------   -----------
BALANCE AT JANUARY 1                                           $ 530,085    $188,303     $ 751,468    $189,511
   Deposit activity, including loss recoveries                  (592,772)     (7,962)     (250,415)         78
   Interest income or expense, net of amortization of margin      24,465      (1,862)       12,068      (1,286)
   Non-admitted asset portion                                     39,817          --        16,964          --
                                                               ---------    --------     ---------    --------
BALANCE AS OF DECEMBER 31                                      $   1,595    $178,479     $ 530,085    $188,303
                                                               =========    ========     =========    ========

                                      2009                       2008
                            ------------------------   ------------------------
                            FUNDS HELD    FUNDS HELD   FUNDS HELD    FUNDS HELD
                              ASSETS     LIABILITIES     ASSETS     LIABILITIES
                            ----------   -----------   ----------   -----------
BALANCE AT JANUARY 1          $88,515     $ 484,067     $ 98,917     $ 695,928
   Contributions                   --           357           --           144
   Withdrawals                     --      (505,878)     (10,402)     (238,108)
   Interest                        --        21,454           --        26,103
                              -------     ---------     --------     ---------
BALANCE AS OF DECEMBER 31     $88,515     $      --     $ 88,515     $ 484,067
                              =======     =========     ========     =========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with NY SAP, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) are treated as affiliated.

On December 16, 2009, all contracts ceded by the Company directly or indirectly to Union Excess were commuted and the net balances among all the parties have been settled. As a result of such settlement of balances, the Company received net cash of $43,838, securities of $2,289, and the release of $287,133 of funds held liabilities for the settlement of deposit assets of $385,967 with a non-admitted portion of $39,817. Also, during 2009, loss recoveries from Union Excess resulted in decreases in deposit assets and funds held liabilities of $218,745. The net effect of these transactions was to reduce surplus to policyholders by $(12,890).

The Company also holds a note from Union Excess in the amount of $37,009. The note is secured by the proceeds of a certain swap transaction between Union Excess and Starr International Company, Inc. (SICO). SICO is contesting liability under the swap; as such, the Company has provided a 100% valuation allowance.

During 2008, the Company commuted deposit balances of $47,290 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $141,711 with European Reinsurance Company Ltd., resulting in a loss of $2,323.

NOTE 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries.

Beginning in January 1, 2008, a tax Sub Group was formed among twenty seven Chartis U.S. Inc. (formerly known as AIG Commercial Insurance Group, Inc.) and United Guaranty Companies under Chartis, Inc. The tax Sub Group will be allocated tax and will pay or receive its portion of the consolidated tax benefit or liability as if the Sub Group were filing its own consolidated income tax return except that AIG, Inc. will also reimburse the Sub Group Parent currently for any subgroup tax attributes utilized in the AIG, Inc. consolidated income tax return to the extent they were not otherwise utilized on a separate company basis.

Once the tax is allocated to the Sub Group, the Sub Group then allocates taxes to member companies as if the member companies were on a separate return basis except that current benefit for losses is given if losses or tax attributes are utilized by the Sub Group.

In addition, to the provisions outlined above, the agreement further provides that:

- Any tax realized by the Company from triggering the deferred inter-company gain (as determined under Treasury Regulation Section 1.1502-13) of a "Qualifying Transaction" will be paid by AIG, Inc. A Qualifying Transaction is the transfer or sale of the stock or substantially all of the assets of an operating subsidiary which results in a deferred inter-company gain, including the pre-existing deferred inter-company gain from a prior sale or transfer.

- As of the effective date of the agreement and for future periods, Chartis, Inc. assumed or will assume each Sub Group members' Tax Reserve in a deemed capital transaction. Tax Reserves mean any unrecognized tax benefit

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     recorded in accordance with ASC 740 and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities.

- The tax sharing agreement was modified to be consistent with the AIG, Inc. and Federal Reserve Bank of New York Credit Agreement ("Credit Agreement"). Generally, the amended agreement provides that in an Asset Sale the Company will remit to AIG, Inc. no more than it otherwise would have absent the Credit Agreement.

- In the event the Company is deconsolidated from the AIG consolidated federal income tax return, AIG Parent, Sub Group Parent, and the Company will determine under a separate agreement the final allocation of tax attributes and the final settlement of inter-company tax balances.

Pursuant to the current tax sharing agreement, Chartis, Inc. assumed tax liabilities related to uncertain tax positions and tax liability recorded as the result of an agreed upon adjustment with the tax authorities of $64,922 and $164,719 for 2009 and 2008, respectively. In addition, AIG assumed tax of $157,679 and $0 relating to qualifying transactions during 2009 and 2008, respectively, relating to an asset sale in accordance with the Credit Agreement.

For 2007, the Company filed a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, and capital and surplus are due to/from the Parent. The statutory U.S. federal income tax rate is 35% at December 31, 2009.

The Paragraph references in the tables below refer to corresponding paragraphs in SSAP 10R.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2009 and 2008 are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

As of December 31,

                                                                            2009                               2008
                                                             ---------------------------------  ---------------------------------
                                                              ORDINARY    CAPITAL      TOTAL     ORDINARY    CAPITAL      TOTAL
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Gross deferred tax assets                                    $1,258,259  $ 167,785  $1,426,044  $1,013,673  $ 191,058  $1,204,731
   Less: valuation allowance                                         --         --          --          --         --          --
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Adjusted gross DTAs after valuation allowance                 1,258,259    167,785   1,426,044   1,013,673    191,058   1,204,731
Gross deferred tax liabilities                                  (42,638)  (194,631)   (237,269)    (37,046)  (318,829)   (355,875)
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Net deferred tax assets/(liabilities) before admissibility
   test                                                       1,215,622    (26,846)  1,188,775     976,627   (127,772)    848,856
                                                             ==========  =========  ==========  ==========  =========  ==========
Admitted pursuant to:
Carried back losses that reverse in subsequent calendar
   year                                                          73,903     53,031     126,934     330,907         --     330,907
The lesser of adjusted gross DTAs realizable within
   12 months or 10% statutory surplus                           309,996         --     309,996     115,706         --     115,706
Adjusted gross DTAs that can be offset against DTLs             122,514    114,754     237,268      37,046    318,829     355,875
Additional admitted DTAs
Carried back losses that reverse in subsequent three
   calendar year                                                     --         --          --          --         --          --
The lesser of adjusted gross DTAs realizable within
   36 months or 15% statutory surplus                           272,916         --     272,916          --         --          --
Adjusted gross DTAs that can be offset against DTLs                  --         --          --          --         --          --
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Total admitted deferred tax asset                               779,329    167,785     947,114     483,659    318,829     802,489
Deferred DTLs                                                   (42,638)  (194,631)   (237,269)    (37,046)  (318,829)   (355,875)
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Net admitted DTAs                                               736,691    (26,846)    709,846     446,613         --     446,613
Non admitted DTAs                                               478,930         (0)    478,930     530,014   (127,772)    402,243
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Total net DTAs                                                1,215,622    (26,846)  1,188,776     976,627   (127,772)    848,856
                                                             ==========  =========  ==========  ==========  =========  ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The Company has elected to admit DTAs pursuant to Paragraph 10.e.. It recorded an increase in admitted DTAs as the result of its election to employ the provisions of Paragraph 10.e. as follows:

                                                                           CHANGE DURING 2009
                                                                     ------------------------------
DESCRIPTION                                                          ORDINARY    CAPITAL    TOTAL
-----------                                                          -------    --------   --------
Gross deferred tax assets                                             244,586    (23,273)   221,313
   Less: valuation allowance                                               --         --         --
                                                                     --------   --------   --------
Adjusted gross DTAs after valuation allowance                         244,586    (23,273)   221,313
Gross deferred tax liabilities                                         (5,592)   124,199    118,607
                                                                     --------   --------   --------
Net deferred tax assets/(liabilities) before admissibility test       238,994    100,926    339,920
                                                                     ========   ========   ========
Admitted pursuant to:
Carried back losses that reverse in subsequent calendar year         (257,004)    53,031   (203,974)
The lesser of adjusted gross DTAs realizable within 12 months or
   10% statutory surplus                                              194,290         --    194,290
Adjusted gross DTAs that can be offset against DTLs                    85,468   (204,076)  (118,608)
Additional admitted DTAs
Carried back losses that reverse in subsequent three calendar year         --         --         --
The lesser of adjusted gross DTAs realizable within 36 months or
   15% statutory surplus                                              272,916         --    272,916
Adjusted gross DTAs that can be offset against DTLs                        --         --         --
                                                                     --------   --------   --------
Total admitted deferred tax asset                                     295,670   (151,045)   144,625
Deferred DTLs                                                          (5,592)   124,199    118,607
                                                                     --------   --------   --------
Net admitted DTAs                                                     290,078    (26,846)   263,232
Non-admitted DTAs                                                     (51,084)   127,772     76,688
                                                                     --------   --------   --------
Total net DTAs                                                        238,994    100,926    339,920

The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., and 10.e. are as follows:

DESCRIPTION                              WITH P.S 10.A.-C   WITH P.S 10.E.   DIFFERENCE
-----------                              ----------------   --------------   ----------
Admitted DTAs                                 436,930            709,846        272,916
Admitted assets                               674,198            947,114        272,916
Statutory surplus                             502,718            754,077        251,359
Total adjusted capital                             --          5,085,399      5,085,399
Authorized control level used in 10.d.             --                 --             --

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

During 2009, 2008 and 2007, the Company's current income tax expense/ (benefit) was comprised of the following:

For the years ended December 31,                                            2009        2008       2007
--------------------------------                                         ---------   ---------   --------
Income tax expense/(benefit) on net underwriting and investment income   ($215,953)  $ 135,559   $309,946
Tax on capital gains/(losses)                                               57,389    (270,995)    29,141
Foreign income tax expense/(benefit)                                        37,836          --         --
Federal income tax adjustment - prior years                                 55,810      99,679     38,413
                                                                         ---------   ---------   --------
CURRENT INCOME TAX EXPENSE/(BENEFIT) INCURRED                            ($ 64,918)  ($ 35,757)  $377,500
                                                                         =========   =========   ========

The composition of the Company's net deferred tax assets as of December 31, 2009 and 2008, along with the changes in deferred income taxes for 2009, is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

AS OF DECEMBER 31,                                     2009         2008       CHANGE    CHARACTER
------------------                                  ----------   ----------   --------
Deferred tax assets:
   Loss reserve discount                            $  452,188   $  377,943   $ 74,245      Ord
   Non-admitted assets                                 177,668      169,600      8,068      Ord
   Unearned premium reserve                            256,677      276,479    (19,802)     Ord
   Unrealized capital loss                             104,640       30,153     74,487      Cap
   Partnerships                                         98,805       56,739     42,066      Ord
   Bad debt                                            104,852      127,614    (22,762)     Ord
   Investment write downs                               77,069      102,927    (25,858)     Cap
   Goodwill & deferred revenue                          56,656       29,949     26,707      Ord
   Deferred intercompany gain/loss                      29,642           --     29,642      Cap
   Foreign tax credits                                  37,573       25,959     11,614      Ord
   Deferred tax on CFC outside basis difference         20,505           --     20,505      Ord
   Other temporary differences                           9,769        7,368      2,401      Ord
                                                    ----------   ----------   --------
      GROSS DEFERRED TAX ASSETS                      1,426,044    1,204,731    221,313
   Non-admitted deferred tax assets                   (478,930)    (402,242)   (76,688)
                                                    ----------   ----------   --------
   ADMITTED DEFERRED TAX ASSETS                        947,114      802,489    144,625
                                                    ==========   ==========   ========
Deferred tax liabilities:
   Unrealized capital gains                           (193,701)    (318,829)   125,128      Cap
   Investments                                         (10,014)      (5,121)    (4,893)     Ord
   Depreciation                                        (15,120)     (19,370)     4,250      Ord
   AIUOA Captial gains                                  (2,382)      (2,382)        --      Cap
   Other temporary differences                         (16,051)     (10,173)    (5,878)     Ord
                                                    ----------   ----------   --------
      GROSS DEFERRED TAX LIABILITIES                  (237,268)    (355,875)   118,607
                                                    ----------   ----------   --------
   NET ADMITTED DEFERRED TAX ASSETS                    709,846      446,614    263,232
                                                    ==========   ==========   ========
Gross deferred tax assets                            1,426,044    1,204,731    221,313
Gross deferred tax liabilities                        (237,268)    (355,875)   118,607
                                                    ----------   ----------   --------
NET DEFERRED TAX ASSETS                              1,188,776      848,856    339,920
Income tax effect of unrealized capital gains                                  199,615
                                                                              --------
Total change in deferred tax                                                   140,305
                                                                              ========
Change in deferred tax - current year                                           59,354
Change in deferred tax - prior period correction                                80,951

The application of SSAP 10R requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (a likelihood of more than 50 percent). Significant judgment is required to determine whether a valuation allowance is necessary and the amount of such valuation allowance, if appropriate.

When making its assessment about the realization of its deferred tax assets at December 31, 2009, the Company considered all available evidence, as required by income tax accounting guidance, including:

- the nature, frequency, and severity of current and cumulative financial reporting losses;

- transactions completed, including the sale of TRH, and transactions expected to be completed in the near future;

- the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

- the application of the amended tax sharing agreement between the Tax Sub Group and the Ultimate Parent; and

- tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustments, either positive or negative, could be material to the Company's financial condition or its results of operations for an individual reporting period.

At December 31, 2009, the Company recorded gross deferred tax assets before valuation allowance of $1,426,044. The full amounts are more likely than not to be realized. Therefore, the Company reflected zero valuation allowance against its deferred tax assets.

The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the years ended December 31, 2009, 2008 and 2007 are as follows:

                                                           2009                     2008                      2007
                                                  ----------------------   ----------------------   -----------------------
                                                    AMOUNT    TAX EFFECT     AMOUNT    TAX EFFECT     AMOUNT     TAX EFFECT
                                                  ---------   ----------   ---------   ----------   ----------   ----------
Net income before federal income taxes
   and capital gains taxes                        $ 184,874   $  64,706    $ 325,408   $ 113,893    $1,725,242   $ 603,835
BOOK TO TAX ADJUSTMENTS:
   Tax exempt income                               (456,093)   (159,632)    (481,365)   (168,478)     (543,812)   (190,334)
   Intercompany dividends                           (94,815)    (33,185)        (315)       (110)           --          --
   Dividends received deductions                    (18,128)     (6,345)     (55,610)    (19,464)       (5,993)     (2,098)
   Meals and entertainment                              862         302        1,412         494         1,749         612
   Non-deductible penalties                              --          --          761         266         1,508         528
   Change in non-admitted assets                   (102,726)    (35,954)     120,143      42,050      (138,048)    (48,318)
   Federal income tax adjustments - prior years          --      11,457           --          --            --      55,224
   Branch termination                                    --          --       13,298       4,654            --          --
   Transfer pricing adjustments                          --          --       11,949       4,182            --          --
   Sale of divested entities                        (70,576)    (24,702)          --          --            --          --
   Change in tax positions                               --      59,878           --      32,007            --      31,842
   Other non-taxable income                              --       1,399       (7,179)     (2,513)           --          --
   Other                                             (4,392)     (2,195)          --      (2,321)           --          --
                                                  ---------   ---------    ---------   ---------    ----------   ---------
      TOTAL BOOK TO TAX ADJUSTMENTS                (745,867)   (188,977)    (396,906)   (109,231)     (684,596)   (152,544)
                                                  ---------   ---------    ---------   ---------    ----------   ---------
TOTAL FEDERAL TAXABLE INCOME AND TAX              ($560,993)  ($124,271)   ($ 71,498)  $   4,662    $1,040,646   $ 451,291
                                                  =========   =========    =========   =========    ==========   =========
   Current federal income tax                                  (122,307)                 235,238                   348,359
   Income tax on net realized capital gains                      57,389                 (270,995)                   29,141
   Change in net deferred income taxes                          (59,354)                  40,419                    73,791
                                                              ---------                ---------                 ---------
   TOTAL FEDERAL INCOME TAX                                    (124,271)                   4,662                   451,291
                                                              =========                =========                 =========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes for 2009 is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

YEAR   ORDINARY   CAPITAL    TOTAL
----   --------   -------   ------
2008    73,903       None   73,903
2009      None     59,052   59,052

As of December 31, 2009, the Company had $37,573 foreign tax credits carry forwards available to offset against future taxable income. The Company had no unused net operating loss or capital loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2009 and 2008. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to ($309,933) during 2009, $138,061 during 2008, and $231,602 during 2007.

As of December 31, 2009, the Company had no deposits under IRC Section 6603.

As of December 31, 2009 and 2008, the unrecognized tax benefits, excluding interest and penalties, held by Chartis, Inc. relating to the Company is $143,695 and $95,795, respectively.

Under the current tax allocation agreement, interest and penalties related to uncertain tax positions taken by the company are accrued not by the Company but by Chartis, Inc., the Subgroup parent. At December 31, 2009 and 2008, the interest accrued by Chartis Inc. relating to the Company's uncertain tax positions was $17,253 and $8,643.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

AT DECEMBER 31, 2009

MAJOR TAX JURIDICTIONS   OPEN TAX YEARS
----------------------   --------------
UNITED STATES              2000 - 2008

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   PENSION

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The following table sets forth the funded status of the AIG U.S. retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, Accounting for Pensions.

AS OF DECEMBER 31,                     2009         2008
------------------                  ----------   ----------
Fair value of plan assets           $3,350,505   $2,723,034
Less projected benefit obligation    3,366,515    3,378,509
                                    ----------   ----------
Funded status                       $  (16,010)  $ (655,475)
                                    ==========   ==========

     The Company's share of net expense for the qualified pension plan was $13,939, $6,772 and $5,001 for the years ended December 31, 2009, 2008 and
     2007, respectively. In March 2009, AIG contributed $420,000 to the AIG U.S. retirement plan. The allocation from the holding company is based on payroll for the Company.

     The Company also operates several defined benefit plans at the Japan branch. These plans are generally based on either the employees' years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service. As of December 31, 2009 and 2008, the Company recorded, in other liabilities, its pension liabilities of $12,832.

B.   POSTRETIREMENT BENEFIT PLANS

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $5,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 11, Postemployment Benefits and Compensated

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     Absences as of December 31, 2009 and 2008 were $200,768 and $198,015, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $95, $265 and $310 for the years ended December 31, 2009, 2008 and 2007, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans. The allocation from the holding company is based on payroll for the Company.

     The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2009, 2008 and 2007 are set forth in the table below:

AS OF DECEMBER 31,                               2009                2008                2007
------------------                        -----------------   -----------------   -----------------
Discount rate                                   6.00%               6.50%               6.50%
Rate of compensation increase (average)         4.00%               4.25%               4.25%
Measurement date                          December 31, 2009   December 31, 2008   December 31, 2007
Medical cost trend rate                          N/A                 N/A                 N/A

C.   STOCK OPTION AND DEFERRED COMPENSATION PLANS

     Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2009, 2008 and 2007, AIG allocated $12,572, $18,153, and $14,028, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

D.   POST-EMPLOYMENT BENEFITS AND COMPENSATED BALANCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   IMPACT OF MEDICARE MODERNIZATION ACT ON POST RETIREMENT BENEFITS

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 were signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     for 2009 is $3,500.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The portion of unassigned surplus as of December 31, 2009 and 2008 represented by each item below is as follows:

                                2009         2008
                            -----------   ---------
Unrealized gains            $   441,772   $ 739,654
Non-admitted asset values    (1,087,959)   (964,416)
Provision for reinsurance       (88,624)    (95,592)

     In calculating the provision for reinsurance as of December 31, 2009, Management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $268,854 and $425,179, respectively. The use of these assets was approved by the domiciliary regulator.

     The changes in unrealized gains and non-admitted assets reported in the Statements of Income and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                                   2009         2008
------------------------------                                ---------   -----------
Unrealized gains, current year                                $ 441,772   $   739,654
Unrealized gains, previous year                                 739,654     2,027,439
                                                              ---------   -----------
Change in unrealized gains                                     (297,882)   (1,287,785)
Change in tax on unrealized gains                               202,913        94,517
Change in accounting principles SSAP 43R                         (6,693)           --
Adjustments to beginning surplus, including $3,395
   of adjustments to the income tax effect of capital gains      (8,900)           --
Amortization of goodwill                                         (2,502)       (1,182)
                                                              ---------   -----------
Change in unrealized, net of taxes                            $(113,064)  $(1,194,450)
                                                              =========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

Change in non-admitted asset values            2009          2008
-----------------------------------        -----------   -----------
Non-admitted asset values, current year    $(1,087,959)  $  (964,416)
Non-admitted asset values, previous year      (964,416)   (1,011,589)
                                           -----------   -----------
Change in non-admitted assets                 (123,543)       47,173
Change in accounting principles SSAP 10R      (272,916)           --
Adjustments to beginning surplus                77,692            --
                                           -----------   -----------
Change in non-admitted assets              $  (318,767)  $    47,173
                                           ===========   ===========

     During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $160,000 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2009 reporting period.

C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2009, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2008) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY SAP. As of December 31, 2009, the maximum dividend payment, which may be made without prior approval during 2010, is approximately $559,904.

     Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     The Company paid no dividends in 2009 and during 2008, the Company paid $1,582,633 in dividends to Chartis U.S. Inc. which included $1,115,208 of extraordinary dividends. All of the extraordinary dividends were approved by NY SAP. Refer to Note 5F for additional information.

NOTE 12 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union, and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

     The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

     After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery that was scheduled to lead to a hearing on class certification in March 2010. The court has since entered an order appointing a special master to resolve certain discovery disputes and requiring the parties to submit a new discovery schedule after those disputes are resolved. The parties are presently engaged in class discovery.

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010. On January 19, 2010, the Court entered an Order converting the bankruptcy proceeding to one under Chapter 7 of the Bankruptcy Code.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

     Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

     Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's Chapter 11 proceeding is pending. The AIG Parties filed a motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties'

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated.

     The AIG Parties believe that RPC's claims are without merit and intend to defend them vigorously, but cannot now determine whether RPC will attempt to reassert its claims in New Jersey or estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

     On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims - previously counterclaims that were dismissed without prejudice - against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law. On October 30, 2009, all of the parties now in the position of defendant - the AIG parties' competitors, the NWCRP and NCCI - filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. Discovery is proceeding and fact discovery is currently scheduled to be completed by March 15, 2011.

     On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     motion to dismiss many of the claims asserted in the class action complaint. Class discovery has been completed; merits discovery is proceeding and is scheduled to be completed by March 15, 2011.

     On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. Limited discovery related to the AIG parties' filed-rate doctrine defense was conducted and certain legal issues related to that defense have been certified to the South Carolina Supreme Court for determination. However, this action no longer involves allegations of underreporting of workers' compensation premium and no longer relates to the regulatory settlements and litigation concerning those issues.

     In April 2007, the National Association of Insurance Commissioners (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business. Although AIG has been advised by counsel engaged by the lead states to assist in their investigation that to date no determinations have been made with respect to these issues, AIG cannot predict the outcome of the investigation and there can be no assurance that any regulatory action resulting from the investigation will not have a material adverse effect on the Company and its business.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

     The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Both appeals are fully briefed and oral argument on both appeals took place on April 21, 2009.

     A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG, certain subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, the defendants filed a motion to dismiss on January 14, 2010.

     On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleged that the AIG defendants and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint sought treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. The AIG defendants, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. On April 1, 2010, the AIG defendants and the Ohio Attorney General executed an agreement settling the Ohio Attorney General's claims. The settlement agreement calls for the AIG defendants to pay a total of $9,000, and to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives.

     AIG Domestic Claims, Inc. (AIGDC, n/k/a Chartis Claims, Inc.), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that Chartis Claims, Inc. (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including Chartis Claims, Inc. filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied Chartis Claims, Inc. motion for summary judgment and granted plaintiffs' partial

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     motion for summary judgment, holding that Chartis Claims, Inc. is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

     On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, Chartis Claims, Inc. along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. Chartis Claims, Inc., along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

     On January 25, 2008, plaintiffs and Chartis Claims, Inc. agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed. The action has also been dismissed with prejudice.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   LEASES

     The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through March 31, 2019. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $11,157, $14,004 and $44,783 in 2009, 2008 and 2007, respectively.

     At January 1, 2010, the minimum annual aggregate rental commitments are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

2010                           $11,466
2011                             9,798
2012                             9,410
2013                             3,475
2014                             3,136
Thereafter                      13,507
                               -------
TOTAL MINIMUM LEASE PAYMENTS   $50,792
                               =======

     Certain rental commitments have renewal options extending through the year 2023. Some of these renewals are subject to adjustments in future periods.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2009, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

     The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,590,525 as of December 31, 2009. Also, as of December 31, 2009, the Company had the following amounts of annuities in excess of 1% of its policyholders' surplus due from the following life insurers:

                                                                      Licensed in
Name of life insurer                            Location   Balances     New York
--------------------                            --------   --------   ----------
American General Life Insurance Company         Texas      $676,563       Yes
American International Life Assurance Company   New York    619,499       Yes
BMO Life Assurance Company                      Canada      235,610        No

     Of the amount of annuities due from American General Life Insurance Company, $573,153 represents amount assigned from the Company to National Union.

     As part of its private equity portfolio investment, as of December 31, 2009 the Company may be called upon for an additional capital investment of up to $598,842. The Company expects only a small portion of this portfolio will be called during 2010.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     The Company believes that the likelihood of a payment under any of these guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 13 - OTHER SIGNIFICANT MATTERS

The Company underwrites a significant concentration of its direct business with brokers.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2009, 2008 and 2007, policyholder dividends amounted to $0, $341 and $123, respectively, and were reported as Other Income in the accompanying statements of income.

As of December 31, 2009 and 2008, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

OTHER ADMITTED ASSETS                          2009        2008
---------------------                       ---------   ---------
Allowance for doubtful accounts             $(265,629)  $(369,538)
Note receivable - reinsurance commutation      37,044          --
Guaranty funds receivable or on deposit        15,174      18,082
Intangible asset - Canada                    (120,793)    (75,963)
Loss funds on deposit                          70,207      65,014
Other                                         104,219     132,015
Paid loss clearing                            301,435     314,798
                                            ---------   ---------
   TOTAL OTHER ADMITTED ASSETS              $ 141,657   $  84,408
                                            =========   =========

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2009 and 2008, the Company's liability for insolvency assessments amounted to $38,272 and $51,459, respectively, with related assets for premium tax credits of $15,174 and $18,082, respectively. Of the amount accrued, the Company expects to pay approximately $23,098 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $9,198 of premium tax offset credits and the associated liability in years two through five. The remaining $5,976 will be realized between years five and ten.

The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2009 and 2008, the Company had established an allowance for doubtful accounts of $265,629 and $369,538, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2009, 2008 and 2007, the Company recorded $33,419, $48,507 and $89,886, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Income.

As of December 31, 2009 and 2008, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

OTHER LIABILITIES                                                 2009       2008
-----------------                                               --------   --------
Accounts payable                                                $ 27,470   $ 24,655
Accrued retrospective premiums                                    70,893     56,408
Advance premiums                                                  12,185     13,614
Amounts withheld or retained by company for account of others      8,068      5,709
Deferred commission earnings                                       6,146     11,052
Dividends to policyholders                                            --        233
Liability for pension and severance pay                           12,832     12,832
Salvage and subrogation recoverable                                  979      7,597
Other liabilites                                                  99,712     55,528
Policyholder funds on deposit                                     11,069     12,596
Remmittances and items not allocated                              41,968     30,146
Retroactive reinsurance payable                                    1,733      6,873
Service carrier liabilty                                           3,686      2,875
                                                                --------   --------
TOTAL OTHER LIABILTIES                                          $296,741   $240,118
                                                                ========   ========

EVENTS OCCURRING AT THE AIG LEVEL

In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. Although the Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations, its immediate parent company, AIG Commercial Insurance Group, Inc., has guaranteed the credit facility obligations (but has not pledged its ownership interest in the Company).

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into agreements with the NY Fed in connection with the special purpose financing vehicles known as Maiden Lane II LLC and Maiden Lane III LLC. The Company was not a party to these agreements and these transactions did not affect the Company's financial condition, results of operations or cash flows.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses.

NOTE 14 - SUBSEQUENT EVENTS

Type I - Recognized Subsequent Events:

Subsequent events have been considered through April 30, 2010 for the statutory statement issued on April 30, 2010.

At December 31, 2009, the Company owned 13.9% of the common stock of Transatlantic Holdings, Inc., the parent company of Transatlantic Reinsurance Company and Putnam Reinsurance Company (together, the "TRH Insurers"). On February 19, 2010, based on representations made by AIG and the Company in their December 9, 2009 application to and a Special Commitment letter submitted to the New York Department of Insurance (the NY Department), the NY Department determined that AIG and the American Home Assurance Company do not control the TRH Insurers for purposes of Article 15 of the New York Insurance Law. The Department's determination is effective as of the date of the application.

Type II - Nonrecognized Subsequent Events:

Subsequent events have been considered through April 30, 2010 for the statutory statement issued on April 30, 2010.

On February 9, 2010, the Company's board of directors declared a dividend of $300 million to its immediate parent. The dividend was paid on February 12, 2010.

On February 23, 2010, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level Risk Based Capital (RBC), as shown in the Company's 2009 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary. The current CMA supersedes and replaces a similar

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

agreement that related to the Company's December 31, 2008 surplus position.

On April 21, 2009, AIG announced its intent to contribute Chartis Inc., the Company's intermediate parent company, and Chartis International, LLC (formerly AIU Holdings LLC) to a newly-formed special purpose vehicle ("SPV") in exchange for membership interests in the SPV, subject to receipt of applicable regulatory approvals. On July 27, 2009, AIG announced the formation of the SPV, and on January 29, 2010, AIG contributed Chartis Inc. to the SPV. AIG contributed Chartis International, LLC to the SPV on March 12, 2010.

On March 5, 2010, AIG announced its intention to sell in a public offering the remaining 9,192,662 shares of common stock of Transatlantic Holdings, Inc. (TRH) owned by the Company. The secondary public offering commenced on March 8, 2010 and was priced at a public offering price of $53.35 per share. On March 15, 2010, AIG announced that it had closed the secondary public offering of 8,466,693 shares of TRH aggregate gross proceeds of approximately $452 million. TRH purchased 2,000,000 of the shares owned by AHAC in the offering.

Effective April 1 2010, the Commercial Pool commuted a significant reinsurance agreement covering multiple underwriting years with an affiliated reinsurer. The commutation was effected on a cutoff basis and resulted in the Commercial Pool recapturing loss and loss adjustment expense reserves of $2.21 billion in exchange for consideration of $1.84 billion, resulting in a loss of $366 million. The Company's share was $795 million, $663 million and $132 million, respectively.

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements


The following financial statements of Variable Annuity Account Four are included in Part B of this Registration Statement:

     -   Report of Independent Registered Public Accounting Firm

     -   Statement of Assets and Liabilities as of December 31, 2009


     -   Schedule of Portfolio Investments as of December 31, 2009


     -   Statement of Operations for the year ended December 31, 2009


     - Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008

     -   Notes to Financial Statements


The following consolidated financial statements of SunAmerica Annuity and Life Assurance Company are included in Part B of this Registration Statement:

     -   Report of Independent Registered Public Accounting Firm

     -   Consolidated Balance Sheet as of December 31, 2009 and 2008


     - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2009, 2008 and 2007


     - Consolidated Statement of Cash Flows for the years ended December 31, 2009, 2008 and 2007

     -   Notes to Consolidated Financial Statements


The following statutory financial statements of American Home Assurance Company are included in Part B of this Registration Statement:

     -   Report of Independent Auditors

     - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2009 and 2008


     - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2009, 2008 and 2007


     - Statements of Cash Flow for the years ended December 31, 2009, 2008 and 2007

     -   Notes to Statutory Basis Financial Statements

(b) Exhibits


(1)   Resolutions Establishing Separate Account..................................    1
(2)   Custody Agreement..........................................................    Not Applicable
(3)   (a)  Form of Distribution Contract.........................................    1
      (b)  Form of Selling Agreement.............................................    1
(4)   Variable Annuity Contract..................................................    1
(5)   (a)  Application for Contract..............................................    1
(6)   Corporate Documents of Depositor
      (a)  Amended and Restated Articles of Incorporation........................    9
      (b)  Article of Amendment to the Amended and Restated Articles of
           Incorporation ........................................................    9
      (c)  Amended and Restated Bylaws ..........................................    9
(7)   Reinsurance Contract.......................................................    Not Applicable
(8)   Material Contracts.........................................................    1
      (a)  Anchor Series Trust Form of Fund Participation Agreement..............    1
      (b)  SunAmerica Series Trust Form of Fund Participation Agreement..........    1
      (c)  American Funds Insurance Series Form of Fund Participation Agreement..    3
      (d)  Lord Abbett Series Fund Form of Fund Participation Agreement..........    3
      (e)  Van Kampen Life Investment Trust Form of Fund Participation
           Agreement.............................................................    2
(9)   (a)  Opinion of Counsel and Consent of Depositor...........................    1
      (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to
           American Home Assurance Company.......................................    5
(10)  Consent of Independent Registered Public Accounting Firm...................    Filed Herewith
(11)  Financial Statements Omitted from Item 23..................................    Not Applicable
(12)  Initial Capitalization Agreement...........................................    Not Applicable

(13)  Other
      (a)  Diagram and Listing of All Persons Directly or Indirectly Controlled
           By or Under Common Control with SunAmerica Annuity and Life Assurance
           Company, the Depositor of Registrant..................................    10
      (b)  Power of Attorney -- SunAmerica Annuity and Life Assurance Company
           Directors.............................................................    8
      (c)  Power of Attorney -- American Home Assurance Company Directors........    7
      (d)  Support Agreement of American International Group, Inc. ..............    4
      (e)  General Guarantee Agreement by American Home Assurance Company........    4
      (f)  Notice of Termination of Guarantee as Published in the Wall Street
           Journal on November 24, 2006..........................................    6



--------

1 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No. 4, File Nos. 033-86642 and 811-08874, filed on January 30, 1998, Accession No. 0000950148-98-000138.

2 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1 to File Nos. 333-66114 and 811-03859, filed October 25, 2001, Accession No. 0000950148-01-502065.


3 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1 to File Nos. 333-91860 and 811-03859, filed October 28, 2002, Accession No. 0000898430-02-003844.





4 Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 21, to File Nos. 033-86642 and 811-08874, filed on August 12, 2005,
   Accession No. 0000950129-05-008178.



5 Incorporated by reference to Post-Effective Amendment Nos. 18 and Amendment No. 22 to File Nos. 333-67685 and 811-07727, filed on October 21, 2005,
   Accession No. 0000950134-05-019473.



6 Incorporated by reference to Post-Effective Amendment No. 24 and Amendment No. 25 to File Nos. 033-86642 and 811-08874 filed on December 12, 2006,
   Accession No. 0000950124-06-007494.



7 Incorporated by reference to Post-Effective Amendment No. 26 and Amendment No. 27, File Nos. 033-86642 and 811-08874, filed on April 30, 2008, Accession No. 0000950148-08-000124.



8 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-157199 and 811-03859, filed on April 27, 2009, Accession No. 0000950148-09-000059.




9 Incorporated by reference to Post-Effective Amendment No. 8 and Amendment No. 9, File Nos. 333-137866 and 811-07727, filed on July 21, 2009, Accession No. 0000950123-09-023939.





10 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No.
   5, File Nos. 333-157199 and 811-03859, filed on April 28, 2010, Accession No. 0000950123-10-039586.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

(a) The officers and directors of SunAmerica Annuity and Life Assurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


NAME                             POSITION
----                             --------
Jay S. Wintrob                   Director, Chief Executive Officer
Jana W. Greer(1)                 Director and President
Michael J. Akers(2)              Director and Senior Vice President
N. Scott Gillis(1)               Director, Senior Vice President and Chief
                                 Financial Officer
Roger E. Hahn(2)                 Director
Edwin R. Raquel(1)               Senior Vice President and Chief Actuary
Christine A. Nixon               Senior Vice President and Secretary
Stewart R. Polakov(1)            Senior Vice President and Controller
Mallary L. Reznik                Senior Vice President, General Counsel and Chief
                                 Compliance Officer (Rule 38A-1)
Timothy W. Still(1)              Senior Vice President
Edward T. Texeria(1)             Senior Vice President and Chief Accounting Officer
Gavin D. Friedman                Vice President and Deputy General Counsel
William T. Devanney, Jr.(1)      Vice President
Rodney A. Haviland(1)            Vice President
Stephen J. Stone(1)              Vice President
Monica F. Suryapranata(1)        Vice President and Variable Annuity Product
                                 Controller
Manda Ghaferi                    Assistant Vice President
Virginia N. Puzon                Assistant Secretary



--------

  (1)  21650 Oxnard Street, Woodland Hills, CA 91367

  (2)  2929 Allen Parkway, Houston, TX 77019


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of SunAmerica Annuity and Life Assurance Company ("Depositor"). Depositor is a subsidiary of American International Group, Inc. For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 13(a). An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0001047469-10-001465, filed on February 26, 2010.


ITEM 27.  NUMBER OF CONTRACT OWNERS


As of April 1, 2010, the number of Anchor Advisor contracts funded by Variable Annuity Account Four was 9,118, of which 2,078 were qualified contracts and 7,040 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SunAmerica Annuity and Life Assurance Company

Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's Bylaws ("Bylaws") authorize the indemnification of directors and officers to the full extent permitted by the laws, including the advance of expenses under the procedures set forth therein. In addition, the

Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to Section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the Bylaws.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which was filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

    SunAmerica Annuity and Life Assurance Company -- Variable Separate Account SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account One
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Two
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Four
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Five
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Seven
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Nine
    First SunAmerica Life Insurance Company -- FS Variable Separate Account First SunAmerica Life Insurance Company -- FS Variable Annuity Account One First SunAmerica Life Insurance Company -- FS Variable Annuity Account Two First SunAmerica Life Insurance Company -- FS Variable Annuity Account Five First SunAmerica Life Insurance Company -- FS Variable Annuity Account Nine Anchor Series Trust
    SunAmerica Series Trust
    SunAmerica Equity Funds
    SunAmerica Income Funds
    SunAmerica Focused Series, Inc.
    SunAmerica Money Market Funds, Inc.
    SunAmerica Senior Floating Rate Fund, Inc.

(b) Directors, Officers and principal place of business:


OFFICER/DIRECTORS*                               POSITION
------------------                               --------
Peter A. Harbeck            Director
James T. Nichols            Director, President & Chief Executive Officer
Stephen A. Maginn(1)        Director, Chief Distribution Officer
Frank Curran                Controller
Joseph D. Neary             Chief Compliance Officer
John T. Genoy               Vice President
Mallary L. Reznik(2)        Vice President
Christine A. Nixon(2)       Secretary
Virginia N. Puzon(2)        Assistant Secretary



--------

  * Unless otherwise indicated, the principal business address of SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

  (1)  Principal business address is 21650 Oxnard Street, Woodland Hills, CA
       91367.

  (2) Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.

(c) SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

General Representations
-----------------------

The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

Undertakings of the Registrant
------------------------------

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Undertakings of the Depositor Regarding Guarantor
-------------------------------------------------


During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.


These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Four certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf, in the City of Los Angeles, and State of California, on this 26th day of April, 2010.


                                        VARIABLE ANNUITY ACCOUNT FOUR
                                        (Registrant)

                                        By: SUNAMERICA ANNUITY AND LIFE
                                            ASSURANCE COMPANY

                                        By:        /s/ JAY S. WINTROB
                                            ------------------------------------
                                            JAY S. WINTROB, CHIEF EXECUTIVE
                                                           OFFICER

                                        By: SUNAMERICA ANNUITY AND LIFE
                                            ASSURANCE COMPANY
                                            (Depositor)

                                        By:        /s/ JAY S. WINTROB
                                            ------------------------------------
                                            JAY S. WINTROB, CHIEF EXECUTIVE
                                                           OFFICER

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----

*JAY S. WINTROB                   Chief Executive Officer & Director      April 26, 2010
-----------------------------       (Principal Executive Officer)
JAY S. WINTROB


*MICHAEL J. AKERS                  Senior Vice President & Director       April 26, 2010
-----------------------------
MICHAEL J. AKERS


*N. SCOTT GILLIS                        Senior Vice President,            April 26, 2010
-----------------------------     Chief Financial Officer & Director
N. SCOTT GILLIS                     (Principal Financial Officer)


*JANA W. GREER                           President & Director             April 26, 2010
-----------------------------
JANA W. GREER


*STEWART R. POLAKOV               Senior Vice President & Controller      April 26, 2010
-----------------------------       (Principal Accounting Officer)
STEWART R. POLAKOV


/s/ MANDA GHAFERI                          Attorney-in-Fact               April 26, 2010
-----------------------------
*MANDA GHAFERI

American Home Assurance Company has caused this Registration Statement to be signed on its behalf by the undersigned, in the City of New York, and State of New York, on the 26th day of April, 2010.


                                        By: AMERICAN HOME ASSURANCE COMPANY

                                        By:       /s/ ROBERT S. SCHIMEK
                                            ------------------------------------
                                            ROBERT S. SCHIMEK
                                            CHIEF FINANCIAL OFFICER, SENIOR VICE
                                            PRESIDENT AND TREASURER

This Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----

KRISTIAN PHILIP MOOR*                   Director and Chairman             April 26, 2010
-----------------------------
KRISTIAN PHILIP MOOR


JOHN QUINLAN DOYLE*                    Director, President and            April 26, 2010
-----------------------------          Chief Executive Officer
JOHN QUINLAN DOYLE


ROBERT S. SCHIMEK*                Director, Chief Financial Officer,      April 26, 2010
-----------------------------    Senior Vice President and Treasurer
ROBERT S. SCHIMEK


/s/ PETER JAMES EASTWOOD                       Director                   April 26, 2010
-----------------------------
PETER JAMES EASTWOOD


DAVID NEIL FIELDS*                             Director                   April 26, 2010
-----------------------------
DAVID NEIL FIELDS


DAVID LAWRENCE HERZOG*                         Director                   April 26, 2010
-----------------------------
DAVID LAWRENCE HERZOG


                                               Director                   April 26, 2010
-----------------------------
LOUIS PHILIP IGLESIAS


ROBERT EDWARD LEWIS*                           Director                   April 26, 2010
-----------------------------
ROBERT EDWARD LEWIS


/s/ MONIKA MARIA MACHON                        Director                   April 26, 2010
-----------------------------
MONIKA MARIA MACHON


/s/ CHRISTOPHER LOUIS SPARRO                   Director                   April 26, 2010
-----------------------------
CHRISTOPHER LOUIS SPARRO


NICHOLAS SHAW TYLER*                           Director                   April 26, 2010
-----------------------------
NICHOLAS SHAW TYLER


NICHOLAS CHARLES WALSH*                        Director                   April 26, 2010
-----------------------------
NICHOLAS CHARLES WALSH


MARK TIMOTHY WILLIS*                           Director                   April 26, 2010
-----------------------------
MARK TIMOTHY WILLIS


By:  /s/ ROBERT S. SCHIMEK                 Attorney-in-Fact               April 26, 2010
     ------------------------
     *ROBERT S. SCHIMEK

                                  EXHIBIT INDEX

EXHIBIT NO.                                       DESCRIPTION
-----------                                       -----------
10              Consent of Independent Registered Public Accounting Firm